                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934


Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                    [ ]  Confidential, for Use of the
                                                         Commission Only (as permitted by
                                                         Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                       Optical Security Group, Inc.
-----------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

-----------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required
[x]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies: common stock
          -------------------------------------------------------------------
     2)   Aggregate number of securities to which transaction applies:
               333,333
          -------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): $8,000,000
                                                                     ----------
          in cash is being paid and $1,500,000 in a promissory note and
          -------------------------------------------------------------
          securities with a market value of $1,239,665.43 are being transferred
          ---------------------------------------------------------------------
          in this acquisition
          -------------------
     4)   Proposed maximum aggregate value of transactions:
               $10,739,665.43
          -------------------------------------------------------------------
     5)   Total fee paid:
               $2,147.93
          -------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
[x] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
               $2,147.93
          -----------------------------------------------
     2)   Form, Schedule or Registration Statement No.:
               Schedule 14A
          -----------------------------------------------
     3)   Filing Party:
               Registrant
          -----------------------------------------------
     4)   Date Filed:
               September 17, 1999
          -----------------------------------------------

                         OPTICAL SECURITY GROUP, INC.
                                   Suite 920
                                535 16th Street
                            Denver, Colorado  80202
                                (303) 534-4500

                          NOTICE OF ANNUAL MEETING OF
                   SHAREHOLDERS TO BE HELD DECEMBER 2, 1999

To the Shareholders:

  The annual meeting of the shareholders of Optical Security Group, Inc. (the "Company") will be held at the offices of Optical Security Group, Inc., Suite 920, 535 16th Street, Denver, Colorado 80202 on December 2, 1999, at 10:00 a.m. Mountain Time, for the following purposes:

  (1)  To elect the Company's board of directors for the ensuing year.

  (2) To ratify the appointment of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending March 31, 2000.

  (3) To consider and vote upon a proposal to amend the Amended and Second Restated Articles of Incorporation of the Company to provide that the shareholders shall have no preemptive right to acquire unissued shares or securities convertible into such shares or carrying a right to subscribe to or acquire shares, unless otherwise provided in the terms of a series of preferred stock.

  (4) To consider and vote upon a proposal to amend the Amended and Second Restated Articles of Incorporation of the Company to increase the authorized shares of common stock of the Company.

  (5) To consider and vote upon a proposal to approve the issuance of (a) 7,500 shares of Series C Convertible Preferred Stock (the "Series C Shares") and warrants (the "Warrants") exercisable for a number of shares equal to the number of shares of Common Stock issuable upon conversion of the Series C Shares (at the initial conversion rate and initial exercise price, a right to acquire 3 million shares of Common Stock), the proceeds of which will be used to fund, in part, the Company's acquisition of 100% of the stock of Bridgestone Technologies, Inc. and 19.9% of the membership interests of each of Label Systems Acquisition, LLC and Keystone Imaging Technologies, LLC; (b) the issuance of 333,333 shares of Common Stock, as payment of part of the purchase price in the acquisition; and (c) the issuance of warrants (the "Finder's Warrant") to purchase 87,486 shares of Common Stock, as payment of a finder's fee in connection with the acquisition (collectively, the "Securities").

  (6)  To transact such other business as may properly come before the meeting.

  The board of directors has fixed the close of business on September 23, 1999, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

  All shareholders are cordially invited to attend the meeting in person. However, to assure adequate representation at the meeting, you are urged to sign and return the enclosed proxy card as soon as possible in the postage pre-paid envelope enclosed. Any shareholder attending the meeting may vote in person, even if he or she has returned a proxy.

                              OPTICAL SECURITY GROUP, INC.

November 1, 1999              By:_____________________________________________
                                    Julie A. Holland, Secretary



THE ANNUAL REPORT TO SHAREHOLDERS INCLUDING FINANCIAL STATEMENTS ARE BEING MAILED TO SHAREHOLDERS TOGETHER WITH THESE PROXY MATERIALS ON OR ABOUT NOVEMBER 2, 1999.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

TO SAVE THE COST OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY PROMPTLY.

                         OPTICAL SECURITY GROUP, INC.
                          535 16th Street, Suite 920
                               Denver, CO 80202
                                (303) 534-4500

                                PROXY STATEMENT


     The enclosed Proxy is solicited by the board of directors of Optical Security Group, Inc. (the "Company") for use at the annual meeting of shareholders to be held on Thursday, December 2, 1999, at 10:00 a.m., local time, or at any adjournments of such meeting for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The annual meeting will be held at the offices of the Company, Suite 920, 535 16th Street, Denver, Colorado 80202.

     If the Proxy is executed and returned, it will be voted at the meeting in accordance with any accompanying instructions, and if no specification is made, the Proxy will be voted for the proposals set forth in the accompanying Notice of Annual Meeting of Shareholders. Shareholders who execute Proxies may revoke them at any time before they are voted, either by writing to the Company at the address set forth above or in person at the time of the meeting. Additionally, a shareholder may revoke a previous Proxy by duly executing a Proxy bearing a later date.

     The close of business on September 23, 1999, has been fixed as the record date for determining the shareholders entitled to notice of and to vote at the meeting. Only shareholders of record at the close of business on that date will be entitled to vote at the meeting and any adjournment thereof. This Proxy Statement, the Proxy, Notice of Annual Meeting of Shareholders, and Annual Report, including financial statements for the fiscal year ended March 31, 1999, are being mailed to shareholders of record on or about November 2, 1999.

     Management of the Company does not intend to present and does not have reason to believe that others will present any other items of business at the annual meeting. However, if other matters are properly presented to the meeting for a vote, the persons named in the Proxies will vote the Proxies in accordance with their best judgment pursuant to discretionary authority granted in the Proxies.

     As of September 23, 1999, the Company had outstanding 6,185,514 shares of common stock, par value $.005 per share (the "Common Stock") and 1,793 shares of Series B 8% Cumulative Convertible Exchangeable Preferred Voting Stock, par value $.01 per share (the "Series B Shares"). The holders of the Common Stock are entitled to one vote for each share of Common Stock held by them. The holders of the Series B Shares are entitled to one vote for each share of Common Stock issuable to the holders of the Series B Shares upon conversion of their Series B Shares. The holders of the Series B Shares have the right to vote on all matters in like manner as holders of the Common Stock except that with respect to Proposal 4, the holders of the Common Stock only are also entitled to vote separately on the Proposal. Jointly, the holders of the Common Stock and the Series B Shares are entitled to a total of 6,484,347 votes (the Common Stock together with the Series B Shares, hereinafter referred to as the "Voting Stock").

     The presence in person or by proxy of the holders of the Voting Stock representing a majority of the Voting Stock will constitute a quorum.

     The cost of preparing, printing and mailing the enclosed Proxy, accompanying Notice, Proxy Statement, Annual Report, and all other costs in connection with solicitation of Proxies will be paid by the Company including any additional solicitation made by letter, telephone, or telegraph. Failure of a quorum to be present at the meeting will necessitate adjournment and will subject the Company to additional expense.

                           FORWARD LOOKING STATEMENT

     The financial information and other comments included in this Proxy Statement contain "forward-looking" statements. Risks and uncertainties could cause the Company's actual results to differ materially from the anticipated results discussed herein. These forward-looking statements include information and projections concerning future results of the Company, and statements using words such as "believes," "expects," "proposes," "plans," "intends," or similar expressions. Factors that might cause such a difference include, but are not limited to, the failure to successfully integrate Bridgestone (as defined below) into the Company following the acquisition, thus not achieving the expected synergies and other benefits that the Company hopes to achieve in the acquisition, management's ability to manage and support the operations of the Company following the acquisition, the timing and size of future acquisitions, if any, changes in demand for the Company's products and services, market acceptance of the Company's new products and services after the acquisition, changes in the level of operating expenses, national or global economic disruption related to Y2K, competitive conditions, and product supply. You are cautioned not to place undue reliance on the forward-looking statements made herein.

                             ELECTION OF DIRECTORS

     The following table sets forth the name, age, and position with the Company for each nominee for director:

     Name                     Age            Position with the Company
     ----                     ---            -------------------------
     Richard H. Bard          51             Chairman of the Board, and Chief
                                             Executive Officer

     Yash P. Gupta            46             Director

     Martin T. Hart           63             Director

     J. R. Holland, Jr.       55             Director

     Richard D. Lamm          64             Director

     Bruce I. Raben           46             Director

     Mark T. Turnage          39             Director, President, and Chief
                                             Operating Officer

Richard H. Bard has been a director and chief executive officer of the Company since September 1993. He was elected chairman of the board in April 1994. Mr. Bard served as president from April 1994 to July 1997, and treasurer from September 1993 to December 1994. Mr. Bard is also the chief executive officer of Bard & Co., Inc., a diversified investment management company, and the Chairman of iMPACT Creative Technologies, Inc., the purchaser of the Company's lenticular printing business. From 1989 to 1991, Mr. Bard was vice-chairman of ComputerLand Corporation and chief executive officer of ComputerLand International, Inc. (since merged with Inacom Corporation). From 1986 to 1988, Mr. Bard was chairman and chief executive officer of Coast America Corporation, the franchisor of Coast-to-Coast Hardware stores (since merged with TrueValue). From 1978 to 1986, Mr. Bard was the president and chief operating officer of FoxMeyer Corporation, a large pharmaceutical distributor and franchisor of drug stores (since merged with McKesson Corporation). Mr. Bard is also a director of Inacom Corporation.

Yash P. Gupta was appointed to the board of directors on November 24, 1998. He was also appointed to serve on the Audit Committee. From 1992 until August, 1999, Mr. Gupta served as dean and professor of management at the University of Colorado at Denver, College of Business and Administration. In August, 1999, Mr. Gupta became the dean of the Business School at the University of Washington.

Martin T. Hart has been a director since December 1993. He serves as the chairman of the Compensation Committee, and as a member of the Audit and Nominating Committees. Mr. Hart has been a Denver-based businessman and investor for more than twenty-five years. He is also a director of Schuler Homes, Inc.,
T. Netiks, P.J. America, Inc. and Ardent Software, Inc., and a trustee of MassMutual Corporate Investors and MassMutual Participation Investors.

J. R. Holland, Jr. has been a director since July 1994 and serves as chairman of the Audit Committee, and as a member of the Nominating Committee. Since 1991, he has been the managing director of Hunt Capital Group, L.L.C. and president and chief executive officer of Unity Hunt, Inc., diversified investment companies based in Dallas, Texas. He is also a director of Placid Holding Company, Texas Capital Bancshares, Inc., and TNP Enterprises, Inc.

Richard D. Lamm has been a director since December 1993 and serves on the Compensation Committee. He previously served as a director from 1989 through 1992. Since 1987, Mr. Lamm has been a professor and director of the Center for Public Policy and Contemporary Issues at the University of Denver. Mr. Lamm served as the governor of the state of Colorado from 1975 to 1987.

Bruce I. Raben has been a director since February 1995. He serves as chairman of the Nominating Committee and is a member of the Compensation Committee. Since February 1996, Mr. Raben has been a managing director of CIBC Oppenheimer Securities Corp. in Los Angeles. From March 1990 until January 1996, he served as the executive vice president and director of corporate finance at Jefferies & Company, Inc., an investment banking firm. He is also a director of Equity Marketing, Inc. and Global Crossing, Ltd.

Mark T. Turnage has been president and chief operating officer of the Company since July 1, 1997. He was appointed to the board of directors on June 26, 1998. Mr. Turnage served as managing director of OpSec International from November 1995 to July 1997 and prior to that as vice president of the Company from July 1994 to July 1997.

     All nominees have consented to serve if elected. In case any nominee shall be unable or shall fail to act as a director, the persons named as proxies shall have full discretion to vote for such other person or persons as may be nominated.

Vote Required
-------------

Provided a quorum is present at the meeting, the seven nominees receiving the highest number of votes cast by the holders of the Voting Stock voting as one class will be elected directors. Unless the Proxy contains contrary instructions, it is intended that the Proxies will be voted for the election of the nominees listed above.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE HOLDERS OF THE VOTING STOCK VOTE "FOR" THE SEVEN NOMINEES LISTED ABOVE.


                              COMPANY MANAGEMENT

Executive Officers and Significant Employees
--------------------------------------------

     The following table sets forth the name, age, and position with the Company of executive officers (other than executive officers listed as nominees) and significant employees as of September 30, 1999:

     Name                     Age            Position
     ----                     ---            --------

     Michael Brennan          56             President, OpSec Advantage

     Edward Dietrich          46             Senior Vice President Sales and
                                             Chief Operating Officer of OpSec
                                             U.S.

     John A. Labate           50             Vice President, Chief Financial
                                             Officer, and Treasurer

Michael Brennan has been president of OpSec Advantage since May 1998. Prior to that, Mr. Brennan was the president of Advantage Technology, Inc., the assets of which were acquired by the Company in May 1998.

Edward Dietrich has been president and chief operating officer of OpSec U.S. since July 1997, and senior vice president, sales since October 1996. Mr. Dietrich served as vice president sales of OpSec U.S. from August 1994 to October 1996. Mr. Dietrich was employed by American Banknote Holographics, Inc. from February 1992 until August 1994 as the director of sales and marketing.

John A. Labate was appointed vice president, chief financial officer, and treasurer of the Company effective September 24, 1999. Mr. Labate was employed as vice president and chief financial officer of GeoBiotics, Inc., a biotechnology company from August 1997 to August 1999 and vice president, and chief financial officer of Crown Resources Corporation, an international gold mining and exploration company from January 1992 until August 1997. He is also a director of Amerivest Properties, Inc.

Corporate Governance
--------------------

     The board of directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company, taking into consideration the interest of the shareholders. Directors of the Company serve in such capacity until the next annual meeting of the shareholders. The board of directors met three times during the fiscal year ended March 31, 1999. Except for Messrs. Hart and Lamm who each missed one meeting, each incumbent director attended all of the board of directors' meetings.

     The Company had a Compensation, Audit, and Nominating Committee during the year ended March 31, 1999. Committee members are appointed to serve until the next annual meeting of directors or until their successors are duly appointed. The following table sets forth the names of the committee members as of July 31, 1999, and their terms on the committee.

     Audit Committee                              Term
     -----------------                            ----
     J. R. Holland, Jr., Chairman                 Since December 15, 1994
     Martin T. Hart                               Since December 15, 1994
     Yash P. Gupta                                Since November 24, 1998

     Compensation Committee                       Term
     ----------------------                       ----

     Martin T. Hart, Chairman                     Since December 15, 1994
     Bruce I. Raben                               Since November 28, 1995
     Richard D. Lamm                              Since November 24, 1998

     Nominating Committee                         Term
     --------------------                         ----

     Bruce I. Raben, Chairman                     Since October 23, 1996
     Martin T. Hart                               Since October 23, 1996
     J. R. Holland, Jr.                           Since October 23, 1996


     The Compensation Committee is responsible for establishing and reviewing policies governing salaries, bonuses, incentive compensation and the terms and conditions of employment of senior executives and other key employees. In addition, the Compensation Committee is responsible for oversight of the Company's stock option plans. The Compensation Committee receives recommendations from management and brings its recommendations to the full board of directors. The Compensation Committee met twice during the fiscal year ended March 31, 1999. Except for Mr. Lamm who missed one meeting, each committee member attended all of the meetings.

     The Audit Committee confers with the Company's independent accountants to review the plan and scope of their proposed Company audit as well as their findings, makes recommendations upon completion of the audit, reviews the scope and results of the Company's procedures for internal auditing, and reviews the independence of the independent auditors. The Audit Committee met once during the fiscal year ended March 31, 1999. All of the committee members attended the meeting.

     The Nominating Committee met twice during the fiscal year ended March 31, 1999. All of the committee members attended the meeting. The nomination committee selects the nominees for election to the board of directors at the annual meeting of shareholders. The nominating committee will consider recommendations for nominations from the shareholders. Recommendations for nominations should be addressed to the Company, Attn: Nominating Committee, at the address provided on the first page of this Proxy Statement and must be received by the Company no later than May 31, 2000.

     During the year ended March 31, 1999, no director of the Company was also an executive officer of another entity which had an executive officer of the Company serving as a director of such entity, or as a member of the compensation committee of such entity.

     There are no family relationships among the Company's directors or executive officers. The Company's officers serve at the discretion of the Company's board of directors.

Compliance with Section 16(a) of the Exchange Act
-------------------------------------------------

The Company believes that during the fiscal year ended March 31, 1999, its directors, officers and greater than 10% beneficial owners complied with all filing requirements under Section 16(a) of the Exchange Act.


               COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Compensation
----------------------

The following table sets forth in summary form the compensation received during each of the Company's last three completed fiscal years by the chief executive officer of the Company and each of the Company's other executive officers (two officers) whose total annual salary and bonus exceeded $100,000 (the "Named Executive Officers").

                          Summary Compensation Table
                          --------------------------

                       Annual Compensation  Long-Term
                       -------------------
                                            Compensation
                                            Awards
                                            ------------

                                            Securities
Name and                                    Underlying    All Other
Principal Position     Year     Salary      Options       Compensation
------------------     ----     ------      ------------  ------------
Richard H. Bard        1999     $193,750    107,000       $ 1,250(1)
Chief Executive        1998     $175,000     50,000            --
Officer                1997     $150,000    342,878            --


Mark T. Turnage        1999     $148,333     50,000       $ 1,093(1)
President and          1998     $120,505     50,000       $11,519(2)
Chief Operating        1997     $ 77,600     80,000       $41,984(2)
Officer

Edward Dietrich        1999     $142,500         --       $36,667(3)
President and Chief    1998     $111,667     50,000            --
Operating Officer      1997     $ 80,625     50,000            --
OpSec U.S.; Sr.VP
Sales

_______________________

(1) Matching amount paid by the Company under its 401(k) Plan, since January 1, 1999, the Plan's effective date.
(2) Fiscal 1998 and Fiscal 1997 housing allowance paid on behalf of Mr. Turnage relating to his overseas assignment in the United Kingdom.
(3) Includes matching amount paid by the Company under its 401(k) Plan and moving expenses paid by the Company in connection with Mr. Dietrich's relocation to Maryland.

Stock Options
-------------

   The following table sets forth information concerning stock options granted during the fiscal year ended March 31, 1999, to the Named Executive Officers. Each option represents the right to purchase one share of the Company's Common Stock.

                      Options Granted in Last Fiscal Year
                               Individual Grants

                                  % of Total
                   # Securities   Options Granted
                   Underlying     To Employees in   Exercise  Expiration
Name (1)           Options        Fiscal Year       Price     Date
----               -------        -----------       -----     ----
Richard H. Bard    107,000 (2)        49%           $6.00     August 31, 2003

Mark T. Turnage     50,000 (3)        23%           $6.00     June 25, 2003

_______________________________________

(1)  No stock options were granted to Mr. Dietrich.
(2) Issued under the Company's Nonqualified Stock Option Plan, pursuant to the terms of his employment agreement to maintain his beneficial ownership.
(3) Issued under the Company's Incentive Stock Option Plan. Vesting ratably over four years beginning June 16, 1999.

                Aggregated Option/Exercises in Last Fiscal Year
                       And Fiscal Year End Option/Values

                                              Number of
                                              Securities        Value of
                                              Underlying        Unexercised
                                              Unexercised       In-the-Money
                                              Options/SARs at   Options/SARs
                                              FY-End(#)         at FY-End($)
                 Shares Acquired     Value    Exercisable/      Exercisable/
Name             on Exercise(#)    Exercised  Unexercisable     Unexercisable(1)
----             --------------    ---------  ----------------  ----------------
Richard H. Bard      100,000       $427,500       1,092,878/0   $475,000/$0

Mark T. Turnage            -              -   122,500/127,500   $ 59,300/$0

Edward Dietrich            -              -    107,500/62,500   $ 59,300/$0

_______________

(1) Market value of underlying securities based on the average of the high and low bid of the Company's Common Stock on March 31, 1999, on NASDAQ of $5.50 per share minus the exercise price.


Long-Term Incentive Plans - Awards in Last Fiscal Year
------------------------------------------------------

     There were no awards made to any Named Executive Officer under any long-term incentive plans.

Employee Pension, Profit Sharing or Other Retirement Plans
----------------------------------------------------------

     Effective January 1, 1999, the Company established a defined contribution plan (the "401(k) Plan") that qualifies as a cash or deferred profit sharing plan under Sections 401(a) and 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"). Under the 401(k) Plan, participating employees may defer from 1% to 15% of their pre-tax compensation, subject to the maximum allowed under the Code. The Company will contribute $.50 for each dollar contributed by the employee, up to a maximum contribution of 2 1/2% of the employee's defined compensation.

     Except for the 401(k) Plan, the Company does not have a defined benefit, pension plan, profit sharing or other retirement plan.

Compensation of Directors
-------------------------

     Standard Arrangements. Each director who is not an employee of the Company
     ---------------------
("an Outside Director"), upon election or re-election to the board of directors at an annual meeting of the shareholders, is entitled to a grant of stock options under the Company's Nonqualified Stock Option Plan to purchase 5,000 shares of Common Stock. The exercise price of the option shares is the greater of $6.00 or the market price of the Common Stock on the date of the grant. The options are immediately exercisable and expire five years from the date of the grant. Outside Directors elected other than at the annual meeting of shareholders are not entitled to such option grant. Outside Directors are also eligible for discretional grants of stock options.

     In addition, each Outside Director, upon election or re-election, is entitled to receive $10,000 as compensation for services to be rendered as a member of the board of directors. Outside Directors elected to the board of directors, other than at the annual meeting of shareholders, are entitled to receive a pro-rata portion of $10,000 based on the number of months remaining until the next annual meeting of shareholders. Such amount is payable in cash, or at the sole election of the Outside Director, in shares of Common Stock.

     During the fiscal year ended March 31, 1999, Messrs. Hart and Lamm received options to purchase 5,000 shares of Common Stock at an exercise price of $6.00 per share and $10,000 in cash for serving as directors. Mr. Raben received options to purchase 5,000 shares of Common Stock at an exercise price of $6.00 per share and 1,667 shares of Common Stock (in lieu of $10,000 cash) for serving as a director. Pursuant to Mr. Holland's employment arrangement with Hunt Capital Group, L.L.C., any compensation for serving as a director must be paid to Hunt. Therefore, in lieu of payment to Mr. Holland, $10,000 was paid to Hunt and the options to purchase 5,000 Common Stock were issued to Hunt. Mr. Gupta, who was appointed to the board after the annual meeting of shareholders, received $8,110 as compensation for serving as a director.

Employment Contracts
--------------------

     Mr. Richard H. Bard, the Company's chief executive officer, is in the fourth year of his employment contract, which expires on March 31, 2001. The employment contract provides for a salary of $240,000 for the fourth and fifth year of the contract, and bonuses at the discretion of the board of directors. In addition to benefits available generally to other Company employees, Mr. Bard is entitled to a $500 per month automobile allowance. If the Company terminates Mr. Bard's employment agreement prior to the expiration of the contract, Mr. Bard is entitled to a buy-out at 150% of the value of the contract at the time of the termination. Effective May 14, 1999, Mr. Bard's employment agreement was amended to delete the provision in his contract which entitled him to grants of stock options in an amount sufficient to maintain his beneficial ownership of the Common Stock as of December 31, 1995. In addition, the terms of the stock bonus payable to Mr. Bard were amended to provide that Mr. Bard is entitled to a bonus of 500,000 shares of Common Stock, if the Company is sold or merged prior to March 31, 2006. Previously, Mr. Bard was entitled to a stock bonus of 250,000 shares of Common Stock, if the Company was sold or merged into another company prior to March 31, 2003.

     No other executive officers have written employment contracts with the Company or any termination or change of control benefits.


          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of the Compensation Committee members are employees or former employees of the Company, and no executive officers of the Company participated in deliberations of the Company's Compensation Committee concerning executive officer compensation.


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The following outlines certain relationships and related transactions during the fiscal years ended March 31, 1998, and March 31, 1999.

     Mr. Bard, the Company's chairman and chief executive officer, is a director, officer, and a majority shareholder of iMPACT Creative Technologies, Inc., which purchased the assets of the Company's lenticular printing business on March 31, 1999. The purchase price for such assets was $857,313.00, subject to certain adjustments following closing, and a five-year continuing royalty, with minimum annual payments of $250,000.00. Additionally, if the business is sold within seven years, the Company is entitled to 19% of the gross sales proceeds, subject to certain adjustments.

     The Company leases its Denver office spaces from 16th & Welton Investment, Inc., a corporation owned by Mr. Bard and members of his immediate family. In the fiscal years ended March 31, 1998, and March 31, 1999, the Company paid a total of $88,142 and $96,377, respectively, under such leases. Unless renewed or extended, the leases expire in 2000.

     Mr. Michael Brennan, the president of OpSec Advantage, is an officer and shareholder of Advantage Technology, Inc., the assets of which were acquired by the Company in May 1998, in exchange for the Company's promissory note in the amount of $2,000,000, which note was subsequently paid in full, the issuance of 300,000 shares of Common Stock, and the assumption of approximately $500,000 of Advantage Technology's liabilities. In June 1999, pursuant to the stock adjustment provisions in the purchase agreement, an additional 64,897 shares of Common Stock were issued to Advantage Technology.


                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management
--------------------------------------------------------------

     The following table sets forth, as of September 14, 1999, the number of and percentage of outstanding shares of the Company's Common Stock, beneficially owned by (a) all directors and nominees, naming them, (b) the Named Executive Officers, (c) the directors and executive officers of the Company as a group, without naming them, and (d) persons or groups known by the Company to own beneficially 5% or more of the Common Stock:

Name and Address of           Amount and Nature of          Title     Percent
Beneficial Owner              Beneficial Ownership          of Class  of Class
----------------              --------------------          --------  --------
Advantage Technology, Inc.            364,897               Common     5.90
676 Patriot Lane
Lancaster, PA 17601

Richard H. Bard                     1,945,341/(1)/          Common    26.26
535 16/th/ Street, Suite 920
Denver, CO 80202

Edward Dietrich                       108,735/(2)/          Common     1.73
535 16th Street, Suite 920
Denver, CO 80206

Yash P. Gupta                           5,000/(3)/          Common      .08
Office of the Dean
University of Washington
   Business School
Box 353200
124 MacKenzie Hall
Seattle, WA 98195-3200

Martin T. Hart                        247,148/(4)/          Common     3.96
2401 E. 2nd Avenue
Suite 250
Denver, CO 80206

J.R. Holland, Jr.                          -0-/(5)/         Common       --
4000 Thanksgiving Tower
1601 Elm Street
Dallas, TX 75201

Hunt Capital Group, L.L.C.            858,929/(5)//(6)/     Common    13.16
4000 Thanksgiving Tower
1601 Elm Street
Dallas, TX  75201

Richard D. Lamm                        63,879/(7)/          Common     1.03
c/o University of Denver
2199 S. University Blvd
Denver, CO  80208

Name and Address of           Amount and Nature of     Title     Percent
Beneficial Owner              Beneficial Ownership     of Class  of Class
----------------              ----------------------   --------  --------
Massachusetts Mutual Life            625,000/(8)/      Common     9.90
   Insurance Company
MassMutual High Yield
   Partners Ltd.
MassMutual Corporate
   Value Partners Limited
1295 State Street
Springfield, MA 01111

Gudrun Pasternak/                    466,668/(9)/      Common     7.54
Hans M. Andresen
Halskestrasse 3-5
47877 Willich
Germany

Philena Enterprises, Inc./           403,635/(10)/     Common     6.52
Mark Bar
P. O. Box 6246
Denver, CO 80206

Bruce I. Raben                        68,840/(11)/     Common     1.10
Suite 2340
1999 Avenue of the Stars
Los Angeles, CA 90067

Mark T. Turnage                      128,673/(12)/     Common     2.04
535 16/th/ Street, #920
Denver, CO 80202

All executive officers             3,834,479/(13)/     Common    47.11
and directors as a group
(10 persons)

_______________________

(1) Includes 20,000 shares held in an individual retirement account, and 150,000 shares held as custodian for a family member. In addition, includes the right to acquire, currently or within 60 days, 1,222,878 shares of Common Stock.

(2) Includes the right to acquire, currently or within 60 days, 107,500 shares of Common Stock.

(3) Includes the right to acquire, currently or within 60 days, 5,000 shares of Common Stock.

(4) Includes the right to acquire, currently or within 60 days, 59,000 shares of Common Stock.

(5) Mr. Holland is the manager and president of Hunt. By virtue of his position with Hunt, Mr. Holland is entitled to vote or direct the vote of the shares held by Hunt. Pursuant to the Exchange Act, because he is able to direct the vote of the shares held by Hunt, Mr. Holland is deemed to be the beneficial owner of the shares held by Hunt. Mr. Holland has no ownership interest in Hunt.

(6) Includes the right to acquire, currently or within 60 days, 340,000 shares of Common Stock.

(7) Includes 1,401 shares held as trustee for family members and 35,000 shares held by his spouse. In addition, includes the right to acquire, currently or within 60 days, 6,538 shares of Common Stock.

(8) Includes the right to acquire, currently or within 60 days, 125,000 shares of Common Stock.

(9) Gudrun Pasternak and Hans M. Andresen are husband and wife and each own 233,334 shares of Common Stock. Ms. Pasternak disclaims beneficial ownership of the shares held by Ms. Andresen. Mr. Andresen disclaims beneficial ownership of the shares held by Ms. Pasternak.

(10) Mr. Mark Bar is the president of Philena Enterprises, Inc. and, for purposes of calculating the percentage of beneficial owner, the shares held by Philena Enterprises, Inc., Mr. Bar, and Mr. Bar's spouse have been aggregated.

(11) Includes the right to acquire, currently or within 60 days, 55,000 shares of Common Stock.

(12) Includes 6,173 shares held as trustee for family members, and the right to acquire, currently or within 60 days, 122,500 shares of Common Stock.

(13) Includes the right to acquire, currently or within 60 days, 1,953,416 shares of Common Stock.

          PROPOSAL 2: TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP
                   AS THE COMPANY'S INDEPENDENT ACCOUNTANTS

     The board of directors has selected Ernst & Young LLP, independent certified public accountants, to audit the books and records of the Company for its fiscal year ending March 31, 2000. A representative of Ernst & Young LLP is not expected to be present at the shareholders meeting.

Vote Required
-------------

     Provided a quorum is present at the meeting, the affirmative vote of a majority of holders of the Voting Stock represented at the meeting is required to approve Proposal 2.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP.


    PROPOSAL 3: TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION REGARDING
                               PREEMPTIVE RIGHTS

     The Company is seeking approval to amend the Amended and Restated Articles of Incorporation of the Company (the "Articles") to provide that the shareholders shall have no preemptive right to acquire unissued shares or securities convertible into such shares or carrying a right to subscribe to or acquire shares, unless otherwise provided in the terms of a series of preferred stock. Currently, the Articles deny preemptive rights to all shareholders. The board of directors deems it to be in the best interest of the Company and its shareholders, that the Company, in setting the terms of a series of preferred stock, have the flexibility to grant or deny to such holders the preemptive right to acquire unissued shares or securities convertible into such shares or carrying a right to subscribe to or acquire shares. If this Proposal is approved by the shareholders, the board of directors intends to include in the terms of the Series C Shares, certain preemptive rights. (See the "Description of the Series C Shares" below.) The board of directors has approved this amendment subject to shareholder approval.

Description of the Amendment
----------------------------

     If Proposal 3 is approved by the shareholders, the Company will amend its Articles by filing an amendment to its Articles with the Colorado Secretary of State. The amendment will delete existing Article V, Preemptive Rights, in its entirety and replace it with the following:

                                   ARTICLE V
                               PREEMPTIVE RIGHTS
                               -----------------

          The shareholders shall have no preemptive right to acquire unissued shares or securities convertible into such shares or carrying a right to subscribe to or acquire shares, unless otherwise provided in the terms of a series of preferred stock.

Vote Required
-------------

     The affirmative vote of a majority of the holders of Voting Stock outstanding on the record date is required to approve Proposal 3.

     THE BOARD OF DIRECTORS RECOMMENDS THE SHAREHOLDERS VOTE "FOR" PROPOSAL
3.


 PROPOSAL 4: TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE
                       AUTHORIZED SHARES OF COMMON STOCK

     The Company is seeking approval to amend the Articles to increase the number of authorized shares of Common Stock of the Company to 25,000,000 shares. Currently, the Articles provide that the authorized shares of Common Stock are 15,000,000 shares. As of September 30, 1999, the Company had (a) 6,185,514 shares of Common Stock outstanding, (b) 4,544,457 shares reserved for future issuance upon the exercise of options, warrants, and other rights to acquire Common Stock of the Company; (c) 298,833 shares reserved for issuance upon conversion of outstanding Series B Shares, (d) 509,487 shares reserved for issuance upon conversion of outstanding convertible debentures, and (e) 60,000 shares reserved in connection with the Company's Stock Bonus Plan.

If the issuance of the securities described in Proposal 5 is approved, upon issuance of these securities, the Company will have outstanding an additional 333,333 shares of Common Stock and will need to reserve an additional 3,087,486 shares of Common Stock for conversion of the Series C Shares and exercise of the warrants. The Company will also need to increase the number of shares reserved for issuance upon already existing warrants and the conversion of Series B Shares and the convertible debentures pursuant to adjustment provisions in such securities. (See "Effect on Outstanding Securities and Rights" below.)

In order to have sufficient shares available for reservation, the Company needs to increase the number of authorized shares of Common Stock. The board of directors also desires to have authorized but unissued shares of Common Stock, in excess of the amount reserved, available for use in acquisitions, for sale in private or public offerings, for issuance pursuant to stock options and other rights to purchase or receive shares, and for any other purposes for which the shares of Common Stock may be issued under the laws of the state of Colorado. Except for the issuance of securities described in Proposal 5, the Company has no immediate plans for the issuance of any of its authorized and unreserved shares of Common Stock.

     The issuance of additional shares of Common Stock would dilute the voting power of existing holders of Voting Stock. The issuance of additional shares of Common Stock could also discourage attempts to acquire control of the Company by making it more difficult to acquire control. However, the board of directors believes that the advantages of having authorized and unreserved shares of Common Stock available to facilitate the Company's business and financial purposes in the future, such as future acquisitions, without the necessity of delaying such activities for further shareholder approvals, outweighs any negative effects. The board of directors has approved this amendment subject to shareholder approval.

Description of the Amendment
----------------------------

     If Proposal 4 is approved by the shareholders, the Company will amend its Articles by filing an amendment to its Articles with the Colorado Secretary of State. The amendment will delete existing Section 3.2 in its entirety and replacing it with the following:

          3.1 The total amount of shares of all classes which the Company has the authority to issue is 27,500,000, of which 25,000,000 shares shall be Common Stock, par value $.005 per share, and 2,500,000 shares shall be preferred stock, par value $.01 per share.

Vote Required
-------------

     The affirmative vote of a majority of the holders of Voting Stock outstanding on the record date, voting as a separate voting group, and the affirmative vote of a majority of the holders of the Common Stock outstanding on the record date, voting as a separate voting group, is required to approve Proposal 4.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL
4.


             PROPOSAL 5: TO APPROVE THE ISSUANCE OF THE SECURITIES

     The Company is seeking approval of the issuance of (a) 7,500 shares of Series C Convertible Preferred Stock (the "Series C Shares") and warrants (the "Warrants") exercisable for a number of shares equal to the number of shares of Common Stock issuable upon conversion of the Series C Shares (at the initial conversion rate and initial exercise price, a right to acquire 3 million shares of Common Stock), the proceeds of which will be used to fund, in part, the Acquisition, as defined below; (b) the issuance of 333,333 shares of Common Stock, as payment of part of the purchase price in the Acquisition; and (c) the issuance of warrants (the "Finder's Warrant") to purchase 87,486 shares of Common Stock, as payment of a finder's fee in connection with the Acquisition (collectively, the "Securities").

Purpose of the Issuance of the Securities
-----------------------------------------

     Subject to shareholder approval, the Company proposes to issue the Series C Shares and Warrants to certain institutional investors for a total purchase price of $7.5 million. The Company intends to use the proceeds to fund, in part, the purchase price for the Acquisition described below. Subject to shareholder approval, the Company intends to issue 333,333 shares of Common Stock, subject to adjustment as described below, as payment of part of the purchase price in the Acquisition. The parties to the Acquisition have valued the shares of Common Stock at $6.00 per share for purposes of the Acquisition.

Description of the Series C Shares
----------------------------------

     If Proposal 5 is approved, the Company intends to amend its Amended and Restated Articles of Incorporation to designate 7,500 shares of its preferred stock as Series C Shares. Such amendment may be adopted by the board of directors without shareholder approval. The proposed material terms of the Series C Shares are as follows:

Rank
----

     The Series C Shares will rank pari passu with the previously issued Series B Shares and will rank senior in all respects to all other equity securities of the Company.

Dividends
---------

     The holders of the Series C Shares will be entitled to receive cash dividends for each whole share of common stock issuable upon conversion, an amount equal to the equivalent per share dividend declared on the Common Stock, when and as declared by the board of directors.

Voting Rights
-------------

     The holders of the Series C Shares will be entitled to one vote for each whole share of Common Stock issuable upon conversion of their Series C Shares. The holders of Series C Shares will have the right to vote on all matters in like manner as holders of the Common Stock. The holders of the Series C Shares also will be entitled to vote separately, as a class, on certain matters as provided by Colorado law.

Conversion Right
----------------

     The holders of the Series C Shares will have the right to convert their Series C Shares, valued at $1,000 per share, in whole or in part, at any time, into shares of Common Stock of the Company at a conversion price of $5.00 per share of Common Stock (the "Conversion Price"). The Conversion Price is subject to adjustment upon the occurrence of any of the following events: (1) any subdivisions, combinations, or reclassifications of the Common Stock; (2) any payment, issuance, or distribution by the Company to its shareholders of (a) a stock dividend, (b) debt securities of the Company, or (c) assets (other than cash dividends payable out of earnings or retained earnings in the ordinary course of business); or (3) the Company's issuance of Common Stock, warrants, rights to purchase Common Stock, or securities convertible into Common Stock (except for shares subject to stock options under or reserved for option grants under the Company's existing plans as currently approved) for a consideration per share which is less than the then applicable Conversion Price. Such an event is hereinafter referred to as a "Diluting Issuance." The Conversion Price as adjusted for a Diluting Issuance, hereinafter is referred to as the "Adjusted Conversion Price."

Liquidation Rights
------------------

     Upon the liquidation, dissolution or winding up of the Corporation, the holders of the Series C Shares will be entitled to receive, prior and in preference to the holders of the Common Stock and any series of preferred stock ranking junior to the Series C Shares, an amount equal to the greater of the following: (1) the original purchase price per share of Series C Shares then held by such holders, plus all declared but unpaid dividends; (2) the amount that such holders would receive if they had previously converted the Series C Shares to Common Stock; or, (3) an annualized return equal to 12% from the date of the purchase of the Series C Shares through the date of the distribution (the "Liquidation Amount").

Redemption
----------

     On the fifth anniversary of the issue date, the Company will be required to redeem all of the outstanding Series C Shares at par value plus accrued and unpaid dividends (the "Redemption Value"). The Company, at its option, may redeem all, but not less than all, of the then outstanding Series C Shares by paying the Redemption Value in cash or in shares of registered, tradable Common Stock valued at 90% of the average of the closing price for shares of the Common Stock on the NASDAQ stock market or any national securities exchange for the 10 trading days immediately preceding the redemption date.

     If not sooner redeemed or converted, at the option of the holders of the Series C Shares, the Company will be required to redeem the Series C Shares for the Liquidation Amount upon the occurrence of a Fundamental Change. A "Fundamental Change" will include the following: (1) a sale of all or substantially all of the operating assets of the Company; (2) an event that causes the Company to become insolvent; (3) an event that takes the Company private; (4) a change of control of the Company; and (5) a merger or other business combination involving the Company in which shareholders of the Company (as determined immediately prior to such transaction) cease to own stock of the surviving entity that either (a) possesses greater than 50% of the voting power of all classes of stock of such entity that are entitled to vote, or (b) constitutes greater than 50% of the total equity securities in such entity. Upon certain Fundamental Changes, the Company, at its option, will be able to pay the Liquidation Amount, in shares of Common Stock.

     The Company will have the right to require the holders of the Series C Shares to convert their Series C Shares to Common Stock, at any time after September 30, 2001, if the Common Stock has traded at 200% of the Conversion Price or greater for 30 consecutive days, provided that the average daily volume exceeds 50,000 shares.

Preemptive Rights
-----------------

     Provided the holders of the Series C Shares have not converted their Series C Shares into Common Stock, the holders of the Series C Shares will have the right to purchase a number of shares of future offerings of equity securities, warrants, or securities convertible into equity securities of the Company that will enable them to maintain their fully diluted percentage ownership of the Company at the offering price or the price being paid by a third party (the "Preemptive Rights"). The Preemptive Rights do not apply to the following: (1) shares issued to employees, officers, or directors upon approval of the board of directors; (2) shares issued in connection with mergers or acquisitions; or (3) shares issued in amounts less than $500,000 in any single transaction where the purchase price of the shares is not less than the Conversion Price or Adjusted Conversion Price, provided that the aggregate amount of all such transactions does not exceed $1,000,000.

Restrictive Covenants
---------------------

     The Company will not be permitted, without the consent of the holders of a majority of the Series C Shares to: (a) issue any class or series of equity or equity-linked security in pari passu to the Series C Shares as to payment of dividends or payment on liquidation or winding up of the Company; (b) enter into any agreement which would restrict the Company's right to perform under the purchase agreement pursuant to which the Series C Shares were issued; (c) incur debt or encumber its assets above the greater of (i) $15,000,000 or (ii) 3.5 times the latest 12-month adjusted EBITDA, (d) amend the Company's charter or bylaws in any manner which would impair or reduce the rights of the Series C Shares; (e) effect a merger or consolidation where the Company is not the surviving corporation in such merger or consolidation or sell substantially all of the assets of the Company; (f) liquidate or dissolve; (g) go private; (h) redeem or repurchase any outstanding stock; or (i) enter into any other line of business other than a business substantially similar or related to its existing business. In the event the Company does not gain the consent of the holders of a majority of the Series C Shares to effect a merger or consolidation where the Company is not the surviving corporation from such merger or consolidation, the Company will nevertheless have the right to engage in such transaction if it purchases the Series C Shares by paying an amount equal to the greater of (a) double the original purchase price per Series C Share then held by such holders, plus all declared but unpaid dividends or (b) an annualized return equal to 25% from the date of purchase through the date of such event.

Information Rights
------------------

     So long as the Series C Shares are outstanding, the Company will be required to furnish to the holders (a) monthly financial statements discussing the revenues and operations of the Company; (b) all publicly available financial and news information prepared by the Company; (c) an officer's certificate of compliance with the restrictive covenants on a quarterly basis; (d) audited yearly financials within 90 days of year end; (e) quarterly financials within 45 days after the end of each quarter; and (f) additional information that they may reasonably request. The Company also will be required to furnish all members of the board of directors and the observers with (i) all management letters of accountants; (ii) an annual budget for the following year before the prior year's end; (iii) notification of defaults under material agreements; and (iv) notice of material litigation.

Description of the Warrants
---------------------------

     The holders of the Series C Shares will also receive Warrants for a number of shares of Common Stock equal to 100% of the number of shares of Common Stock issuable upon conversion of their Series C Shares (currently, the right to acquire 1,500,000 shares of Common Stock) subject to a Diluting Issuance. The Warrants are exercisable at $3.50 per share of Common Stock subject to a Diluting Issuance. The Warrants will expire on September 30, 2004. The Warrants, other than those Warrants subject to the clawback, described below, are exercisable immediately. The Warrants subject to the clawback are exercisable only after determination of the amount of Warrants, if any, subject to the clawback.

     The holders of the Warrants will, at their option, be able to elect to exercise the Warrants pursuant to a cashless "net" exercise in which shares of Common Stock will be issued equal to the number of shares being exercised, multiplied by the quotient of the difference of the market price of the Common Stock minus the exercise price of the Shares, divided by the price of the Common Stock. For purposes of the cashless "net" exercise, the market price of the Common Stock will be deemed to be the average of the closing price for the shares of Common Stock on the NASDAQ stock market or any national securities exchange for the 10 trading days immediately preceding the date of the notice of the exercise of the Warrant.

     Half of the Warrants will be subject to a potential "clawback" provision under which such Warrants will be forfeited by the holders in the event the Company achieves EBITDA (as defined below) of at least (i) $8.6 million in the fiscal year ending March 31, 2001, and (ii) a cumulative total of $12.8 million for the fiscal years ending March 31, 2000, and March 31, 2001. EBITDA means earnings before interest, taxes, depreciation and amortization of the Company minus any extraordinary or non-recurring gains or income, and any extraordinary or non-recurring losses, determined in accordance with U.S. generally accepted accounting principles, consistently applied. EBITDA will only include revenues from existing operations, including the operations of Bridgestone acquired in the Acquisition, but will not include future royalty income or other gains associated with the Company's discontinued lenticular business. In the event the Company effects a merger or acquisition, the Company and the holders of the warrants will attempt to agree on revised performance targets.

Board of Directors
------------------

     If this proposal is approved, the Company has agreed to limit its board of directors to eight members, a majority of which will be persons other than employees of the Company and its subsidiaries. For so long as 50% or more of the Series C Shares are outstanding, the institutional investors will have the right to elect one member of the board of directors and to have another person act as an observer to the proceedings of the board of directors.

Registration Rights
-------------------

     The holders of the Series C Shares also will be granted registration rights with respect to any Common Stock they hold or can receive upon conversion of their Series C Shares. These rights will include: (1) one demand registration on Form S-1; (2) two demand registrations on Form S-3; and, (3) unlimited piggy back registrations. The registration rights agreement will also include customary indemnification provisions and will provide that the Company will pay all costs associated with such registration other than underwriting discounts and selling commissions.

Tag-Along Rights
----------------

     The holders of the Series C Shares will have certain tag-along rights in the event of material future sales of stock by certain management of the Company.

Standstill and Breakup Fee
--------------------------

     The Company will be required to pay a breakup fee to the proposed purchasers of the Series C Shares in the amount of $250,000 if the issuance of the Series C Shares and Warrants is not completed, unless it is not completed for reasons of or based on actions by the proposed purchasers. The Company is also required to pay the proposed purchasers' legal fees related to the issuance of the Series C Shares and Warrants (which, without the Company's approval, will not exceed $80,000), regardless of whether the transaction is completed.

Finder's Warrants
-----------------

     If the Acquisition is consummated, the Company has agreed to issue the Finder's Warrants, as partial compensation for advising and consulting services with respect to the Acquisition. The Finder's Warrants will initially be exercisable for 87,486 shares, at an initial exercise price of $3.77 per share. The exercise price and the number of shares issuable under the Finder's Warrants will be adjusted (a) if at any time prior to the full exercise of the Finder's Warrant the Company (i) pays a dividend or makes a distribution on its shares of Common Stock in shares of Common Stock (other than cash dividends or cash dividends or distributions out of surplus or earnings); (ii) subdivides, reclassifies, or recapitalizes its outstanding Common Stock into a greater number of shares; or (iii) combines, reclassifies, or recapitalizes its outstanding Common Stock into a smaller number of shares; (b) if the Company issues rights, options, or warrants to all holders of its outstanding common stock, without charge to such holders, entitling them to subscribe for or purchase shares of Common Stock (or Common Stock equivalents or having a conversion price per share) less than the lower of the exercise price or the current market price of the Common Stock then in effect; or (c) in the case the Company makes a distribution to the holders of Common Stock of assets or evidences of its indebtedness (excluding cash dividends or distributions out of earnings and dividends or distributions described in (a) above or Common Stock subscription rights, options, or warrants for Common Stock or Common Stock equivalents, excluding those referred to in (b). The Finder's Warrants will expire ten years after the closing of the Acquisition.

Effect on Outstanding Securities and Rights
-------------------------------------------

     The issuance of the Securities, will or may result in downward adjustments to the conversion or exercise price of outstanding Series B Shares, convertible debentures, and warrants previously issued by the Company. The following table sets forth information regarding such adjustments based on assumptions the Company deems to be reasonable under the circumstances. The actual effect of the issuance of the Securities on the conversion or exercise prices and the number of additional shares which such holders will actually exercise or convert may differ, depending, among other things, upon the market price of the Common Stock on the date of issuance of the Securities and thereafter, and each holder's individual financial resources and investment decision-making process.

                     Conversion/Exercise Price Adjustments

                       Current           Adjusted            Number of Shares          Number of  Shares
                     Conversion or     Conversion or         Convertible or            Convertible or Exer-
Type of Security    Exercise Price   Exercise Price(1)   Exercisable (Currently)(2)  cisable (as Adjusted)(2)
------------------  --------------  -------------------  --------------------------  ------------------------
Series B Shares          $6.00             $5.16/(3)/              298,833                   347,480

Warrants                 $4.05             $3.91/(3)/              100,000                   100,000

Warrants                 $6.00             $5.30/(3)/              125,000                   125,000

Convertible
Debentures               $6.50             $3.50/(4)/              426,154                   791,429

Convertible
Debentures               $6.00             $3.50/(4)/              83,333                    142,857

_________

/(1)/ Includes adjustments attributable to certain stock options granted prior to September 1, 1999, held in abeyance because the adjustment amount did not meet the adjustment threshhold.
/(2)/  Assumes conversion or exercise in full.
/(3)/ To the extent the Warrants are cancelled due to the clawback, or the Warrants or Finder's Warrants are not exercised prior to their expiration, the conversion or exercise price will be increased by the prior adjustment attributable to such cancelled warrants.
/(4)/ Assumes exercise of the Warrants and that the current market price of the shares is greater than $3.50 per share on the date the Warrants are issued. Initially, the conversion price of the debentures will be lowered to $5.00 per share if the current market price of the Common Stock is greater than $5.00 per share on the date the Series C Shares are issued. If the current market price of the Common Stock on the date of issuance of the Series C Shares and Warrants is less than $3.50 per share, no adjustment will be required, or less than $5.00 per share, no initial adjustment will be required.

Vote Required.
-------------

     Provided a quorum is present at the meeting, the affirmative vote of a majority of the holders of the Voting Stock represented in person or by proxy at the meeting is required to approve Proposal 5.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE HOLDERS OF THE VOTING STOCK VOTE "FOR" THE ISSUANCE OF THE SECURITIES.


THE PROPOSED ACQUISITION

     The Company has entered into an agreement, as amended (the "Purchase Agreement"), to purchase 100% of the shares of capital stock of Bridgestone Technologies, Inc., a Delaware corporation ("Bridgestone") and 19.9% of the membership interests of each of Label Systems Acquisition, LLC, a Connecticut limited liability company ("Label Systems") and Keystone Imaging Technologies, Inc., a Connecticut limited liability company ("Keystone"); together with Label Systems, collectively, the "LLCs"). Closing of the agreement is conditioned on the shareholders' approval of Proposal 5 and satisfaction of other conditions.

Description of Bridgestone and the LLCs
---------------------------------------

     Bridgestone is engaged in the business of providing security authentication products, technology, and services for anti-counterfeiting and anti-diversion purposes to corporate and government customers worldwide. Its products include embossed security labels, data tracking, investigations, and compliance monitoring services. Bridgestone was incorporated in 1995 under the name Northern Lights Enterprises, Inc. Its name was changed to Bridgestone in 1997.

     The LLCs are affiliates of Bridgestone, sharing common owners. Label Systems is the parent of Label Systems, Inc. (the "Subsidiary") and is involved in specialty converting and value added label products. Keystone, is a newly formed limited liability company, which will continue to conduct the photo polymer based authentication technologies business formerly in the research and development at Label Systems and Bridgestone. Keystone will be capitalized at or before closing.

     There is no public trading market for the stock of Bridgestone or the membership interests of the LLCs. The principal executive offices for Bridgestone and the LLCs are located at 375 Howard Avenue, Bridgeport, CT 06605, telephone (203) 366-1595.

Summary of the Purchase Agreement
---------------------------------

     The following is a summary of the material features of the Purchase Agreement. This summary is qualified in its entirety by reference to the Purchase Agreement, and certain selected exhibits thereto, copies of which are attached as Annex A to this proxy statement and incorporated herein by reference.

     The Purchase Agreement provides that, on satisfaction of certain conditions including, among other things, the shareholders' approval of Proposal 5 and the Company's satisfactory completion of its due diligence, the Company will purchase 100% of the shares of capital stock of Bridgestone, 19.9% of the membership interests of each of Label Systems and Keystone, and existing shareholder notes in the aggregate principal amount of $1,127,695 (the "Acquisition") from Keystone Technologies, LLC, Kenneth P. Felis, Michael Zubretsky, Richard Zucker, and Timothy Dolan (the "Sellers"). If all of the conditions to the Acquisition are satisfied or waived, the closing of the Purchase Agreement will be on December 5, 1999, effective November 30, 1999 (the "Effective Date"), unless extended by mutual agreement of the parties.

Purchase Price
--------------

     The purchase price for the Acquisition is equal to two times "net embossed holography revenues" of up to $9 million and 1.6 times such revenues in excess of $9 million. "Net embossed holography revenues" means revenues derived from existing and potential customers of Bridgestone identified by the Sellers for the 11-month period following the Effective Date and the arithmetic average of such revenues for the 11/th/, 12/th/, and 13/th/ months following the Effective Date. The purchase price will be decreased if the closing balance sheet of Bridgestone does not reflect net tangible assets of at least $850,000 and will be increased if the closing balance sheet of Bridgestone reflects net tangible assets in excess of $1,050,000. Such adjustments will be made to the stock portion of the purchase price described below.

     The purchase price will be paid as follows: (a) $8 million in cash at closing, (b) an adjustable non-negotiable promissory note in the initial principal amount of $1.5 million, and (c) the issuance of 333,333 restricted shares of Common Stock, as adjusted as set forth above (the "Stock"). The note is subject to adjustment, but not below zero, retroactive to the Effective Date, if the net embossed holography revenues are less than $6,250,000.

     The Stock will be delivered to a mutually agreed upon escrow agent. The Stock will be released to the Sellers 15 months following the closing, if net embossed holography revenues exceed $1 million. The Stock will be returned to the Company if net embossed holography revenues do not exceed $1 million. The Company has guaranteed that the value of the Stock will be at least $6.00 per share on the date 27 months after the Effective Date (the "Guaranteed Value"). If the value of the Stock is less than the Guaranteed Value, the Company will issue additional shares of Common Stock to satisfy the difference.

     The Sellers have the right to require the Company to repurchase all or a portion of the Stock (the "Put"). The Put must be exercised between the 12 month anniversary of the closing and the 24 month anniversary of the Effective Date. The purchase price for Stock re-transferred pursuant to the Put is 85% of the Guaranteed Value. The Purchase Price is payable, at the election of the Company, in cash or by re-transferring some or all of the membership interests of Label Systems or Keystone based on a valuation formula determined by certain revenues of Label Systems and Keystone and paying the difference, if any, in cash. The Sellers also will be granted certain registration rights and tag-along rights with respect to the Stock.

     The Purchase Agreement contains representations and warranties from the Sellers relating to, among other things: (a) the due organization, valid existence and good standing of each of Bridgestone, Label Systems, the Subsidiary, and Keystone, and certain similar corporate matters; (b) the capital structure of each of Bridgestone, Label Systems, the Subsidiary, and Keystone;
(c) the authorization and binding nature of Sellers' obligations; (d) conflicts under the respective charters of Bridgestone, Label Systems, the Subsidiary, and Keystone; (e) required consents or approvals and violations of any instruments or law; (f) the financial statements of each of Bridgestone, Label Systems, the Subsidiary and Keystone; (g) the condition and sufficiency of the assets held by Bridgestone, Label Systems, the Subsidiary, and Keystone; (h) the property, inventory, bank accounts and powers of attorney, records, employees and consultants, litigation, intellectual property, computer systems, accounts receivable, contracts, and insurance of each of Bridgestone, Label Systems, the Subsidiary, and Keystone; (i) the absence of certain changes; (j) the payment of taxes and filing of tax returns; (k) environmental and other liabilities; (l) employment and employment practices; (m) compliance with zoning and planning regulations; (n) employee benefit plans; (o) warranty claims; (p) finders fees;
(q) the absence of any illegal payments; and (r) the accuracy of information supplied by the Sellers. The Sellers also made certain representations and warranties with respect to the acquisition of the Stock, including, among other things (a) each Seller's sophistication and investment intent; (b) public documents of the Company having been made available to the Sellers; (c) acknowledgment that the Stock is unregistered; (d) restrictive legend to be placed on the certificates representing the Stock; and (e) the opportunity to discuss the terms of the Stock and the business of the Company with members of the Company's management.

Certain Covenants
-----------------

     Pursuant to the Purchase Agreement, Sellers agreed to provide the Company with access to certain information and to conduct the business of Bridgestone, Label Systems, the Subsidiary, and Keystone in the normal course and in a manner consistent with prudent business practices. Sellers also agreed not to solicit or encourage any other acquisition proposals and to obtain all necessary third-party consents to the Acquisition. The parties also agreed to use their reasonable best efforts to consummate the transactions contemplated by the Purchase Agreement. Bridgestone also agreed to terminate any real property leases prior to closing.

Other Agreements
----------------

     The parties also agreed to enter into (a) a supply agreement pursuant to which Bridgestone will supply Label Systems with its requirements for embossed holographic material for use in servicing its Motorola, Inc. account after the closing; (b) a transition services agreement whereby the Sellers will provide Bridgestone with certain transitional services including, among other things, the use of the Sellers' leased facilities located in Stowe, Vermont, and Bridgeport, Connecticut, for a certain period following the closing for training, shipping, customer and service support functions and the production at the request of the Company of certain products; (c) Non-Competition and Cross-Marketing Agreements to prevent certain Sellers from competing with the Company for a period of five years; (d) Option Agreements to purchase all of the membership interests of Label Systems and Keystone to the extent not owned directly or indirectly by the Company; and (e) Employment Agreements between certain Sellers and the Subsidiary, and between one Seller and Bridgestone after closing. The Company will also be entitled to representation on the board of directors of the Subsidiary and on the governing boards of Label Systems and Keystone. Initially, Mr. Richard H. Bard, the Company's chairman and chief executive officer, will be appointed to these positions.

     The Company's option to purchase interests in Label Systems is exercisable by the Company providing a preliminary exercise notice no later than 60 days prior to the second anniversary of the Effective Date. The Company is then entitled to conduct a due diligence investigation prior to issuing a final exercise notice. If the Company issues a final exercise notice, closing of the option exercise is to be held 90 days after the final exercise notice is sent. The purchase price of the option is (a) the percentage of membership interests being purchased multiplied by (b) (i) the net revenue received by Label Systems during the 12 month period commencing on the first anniversary of the Effective Date minus (ii) Label Systems debt as of the option exercise closing. The Company will be obligated to pay an additional amount of purchase price equal to the incremental revenues received by Label Systems for the 12-month period commencing on the second anniversary of the Effective Date attributable to bona fide prospective customers disclosed to the Company no later than the second anniversary of the Effective Date.

     The Company's option to purchase interests in Keystone is exercisable by the Company providing a preliminary exercise notice no later than 60 days prior to the second anniversary of the Effective Date. The Company is then entitled to conduct a due diligence investigation prior to issuing a final exercise notice. If the Company issues a final exercise notice, closing of the option exercise is to be held 90 days after the final exercise notice is sent. The purchase price of the option is (a) the percentage of membership interests being purchased multiplied by (b) (i) two times the net revenue received by Keystone from its Photo Polymer business during the 12 month period commencing on the first anniversary of the Effective Date minus (ii) Keystone debt (except ordinary course of business trade payables not past due) as of the option exercise closing. The Company will be obligated to pay an additional amount of purchase price equal to two times the incremental revenues received by Keystone for the 12-month period commencing on the second anniversary of the Effective Date attributable to bona fide prospective customers disclosed to the Company no later than the second anniversary of the Effective Date.

Indemnification
---------------

     The Purchase Agreement provides that, the Sellers severally, in specified proportions, shall defend, indemnify, and hold harmless the Company, each director, officer, employee, or agent of the Company, its subsidiaries, and each affiliate thereof, with respect to any loss, claim, liability, or damage (including incidental and consequential damages), including reasonable attorneys fees, costs, and expenses ("Damages"), arising from or in connection with (a) any inaccuracy or breach of the representations, warranties, covenants, or agreements made by the Sellers, Bridgestone, Label Systems, the Subsidiary, or Keystone, contained in the Purchase Agreement, or any document delivered in connection therewith; (b) the ownership, operation, management, or use of Bridgestone, Label Systems, the Subsidiary, or Keystone, their businesses or assets prior to the closing; (c) any products distributed or sold by Bridgestone, Label Systems, the Subsidiary, or Keystone prior to the closing;
(d) the transfer to Label Systems, Inc. of any employee of Bridgestone; and (e) any acts or omissions of Bridgestone, Label Systems, or the Subsidiary, or Keystone, prior to the closing or any events or occurrences involving their assets, the operations of their business, or their employees or former employees, taking place prior to the closing. Sellers also agreed to indemnify the Company in connection with environmental matters. Indemnification is not required unless the aggregate amount of Damages exceeds $250,000 and is limited to a total of $2,000,000. These limits also apply to claims for certain breaches of the transitional services agreement. The Company agreed to defend, indemnify, and hold harmless each Seller, his heirs, legal representatives, successors and assigns for any Damages arising out of or in connection with (a) any inaccuracy or breach by the Company of any of its representations, warranties, covenants, or agreements contained in the Purchase Agreement or any documents delivered pursuant thereto; and (b) any acts or omissions of Bridgestone after the effective date or occurrences involving the assets, the operation of the business, or the employees or former employees of Bridgestone taking place after the effective date.

Termination
-----------

     The Purchase Agreement provides that it may be terminated and the transactions contemplated abandoned by mutual consent of the parties, by (a) either party if the closing has not occurred on or before October 15, 1999, unless such failure is due to a breach of the Purchase Agreement by the party seeking to terminate the Purchase Agreement; (b) by the Sellers if any representations and warranties of the Company contained in the Purchase Agreement are not true, or the Company has failed to fulfill its obligations; and (c) by the Company if any of the representations and warranties of the Sellers contained in the Purchase Agreement are not true or Sellers, Bridgestone, Label Systems, or its subsidiary, or Keystone, have failed to fulfill its obligations under the Purchase Agreement. The Company and the Sellers have certain rights to cure under clauses (b) and (c) above.

Patent Claim
------------

     On September 14, 1999, Stephen P. McGrew commenced an action in United States District Court for the Eastern District of Washington at Spokane, captioned Stephen P. McGrew v. Bridgestone Graphic Technologies, Inc., Case No. CS-99-0245-WFN (the "Action"). The complaint filed in the Action alleges that Bridgestone Graphic Technologies, Inc. ("Defendant"), used, and continues to use a holographic process that violates two patents held by Mr. McGrew (the "McGrew Patents"). The patents purport to apply to processes for the creation of holographic images and their application to labels and products.

     The Sellers have informed the Company that the Defendant has substantial legal and equitable defenses to the claims asserted in the Action, including but not limited to challenges to the validity of the McGrew Patents. The Sellers also have informed the Company that the potential cost of an adverse or partially adverse result in the Action should not exceed the Sellers' indemnification obligations under the Purchase Agreement.

     In addition, the Company believes that it can service Bridgestone customers after the Acquisition by using technologies and processes other than the alleged infringing process.

The parties are in the process of negotiating modifications to the indemnification provisions in the Purchase Agreement to address the Action specifically.

     Although the Company cannot predict the outcome of the Action, based upon information available to it from the Sellers, the Company believes that the Action will not create a material adverse affect on the Acquisition, the conduct of the acquired Bridgestone business after Closing, or the synergies expected as a result of the Acquisition.

Reasons for the Acquisition
---------------------------

     The board of directors of the Company believes that the Acquisition, by combining the complementary product offerings, customer bases and other resources of the Company and Bridgestone will position the Company to enjoy greater growth and earnings than either company would have experienced individually. After the Acquisition, the Company will be able to offer a broader range of products, product features and technical solutions for its customers which the board believes will enhance the Company's competitive strength and increase its ability to satisfy the requirements of existing and new customers. The board of directors also believes that the acquisition will enable the Company to achieve efficiencies and economies of scale in product manufacturing, sales and marketing, customer service, administration, research, and other areas.

Company Stock Price
-------------------

     On September 14, 1999, the day preceding the public announcement of the proposed acquisition, the high and low bid of the Company's Common Stock on NASDAQ was $3.813 per share and $3.625 per share, respectively.

Accounting Treatment
--------------------

     The Acquisition will be accounted for as a purchase. This means that the acquired business will be entered on the Company's books at the current cost to it and liabilities will be credited at their current values.

Material Federal Tax Consequences
---------------------------------

     Section 382 of the Internal Revenue Code limits the timing and annual amount of net operating loss carry forwards of some acquired corporations which can be used after the Acquisition. In general, use of such net operating losses as a result of this transaction will be limited annually to an amount equal to the value of Bridgestone at closing multiplied by an applicable percentage. Accordingly, Bridgestone and the Company may be limited in their ability to offset post-closing income by Bridgestone's pre-closing net operating losses, if any. There should be no other material or unusual tax consequences to the Company, or the Company's shareholders, as a result of the consummation of the Acquisition.

Financial Statements of Bridgestone and Label Systems
-----------------------------------------------------

     The audited financial statements of Bridgestone and the Subsidiary, the only asset of Label Systems, for the fiscal years ended December 31, 1997 and December 31, 1998, and the unaudited combined financial statements of Bridgestone and Label Systems, as of June 30, 1999 and June 30, 1998, are set forth in Annex B attached hereto and incorporated herein by this reference.

Pro Forma Financial Information
-------------------------------

     The following unaudited pro forma condensed, combined financial statements reflect adjustments to the historical consolidated balance sheets and statements of operation of the Company and Bridgestone to give effect to the Acquisition, using the purchase method of accounting for business combinations.

     The unaudited pro forma condensed, combined statements of operations for the year ended March 31, 1999, and for the three months ended June 30, 1999, assume the Acquisition was effected on April 1, 1998. Bridgestone's December 31 fiscal year end financial statements have been combined with the Company's March 31 fiscal year end consolidated financial statements. Bridgestone's unaudited financial statements for the three months ended June 30 have been combined with the Company's unaudited consolidated financial statements for the three months ended June 30.

     The pro forma and pro forma combined adjustments are based upon available information and certain assumptions that the Company believes are reasonable under the circumstances. The unaudited pro forma combined condensed financial information should be read in conjunction with the historical financial statements of the Company and Bridgestone and the respective notes thereto, and "Management's Discussion and Analysis of Financial Condition and Results of Operation of the Company," and "Management's Discussion and Analysis of Financial Condition and Results of Operation of Bridgestone." The unaudited pro forma combined condensed financial information is provided for information purposes only and does not purport to be indicative of the results which would have been attained had the Acquisition been completed on the date indicated, or which may be expected to occur in the future.

                         OPTICAL SECURITY GROUP, INC.
                     PRO FORMA CONSOLIDATED BALANCE SHEET
                             As of  June 30, 1999

                                                     Optical Security          Bridgestone
                                                        Group, Inc.        Technologies, Inc.                         Pro forma
                                                          June 30,              June 30,           Pro forma           Balance
                                                            1999                  1999            Adjustments           Sheet
                                                     ----------------------------------------------------------      ------------
ASSETS                                                                                              (Note 2)
Current Assets
       Cash                                            $    977,226            $   91,379         $   629,059  (a)   $  1,697,664
       Accounts receivable, net                           2,455,507               976,972                               3,432,479
       Inventory                                          1,369,561               745,008                               2,114,569
       Prepaid Exp                                          225,306                 2,570                                 227,876
                                                     ----------------------------------------------------------      ------------
                                                          5,027,600             1,815,929             629,059           7,472,588


       Property and equipment, net                        3,518,383             1,291,134                               4,809,517

       Other assets:
          Investment in unconsolidated subsidiaries               -                     -           2,000,000  (b)      2,000,000
          Patents, net                                      276,765                10,908                                 287,673
          Goodwill, net                                   4,316,026                     -           7,116,505  (c)     11,432,531
          Licenses and other intangible assets, net         399,296                 1,947              (1,947)            399,296
          Deposit and other assets                          492,779                 2,190                                 494,969
          Net long-term assets of
             discontinued operations                              -                     -                                       0
                                                     ----------------------------------------------------------      ------------

Total Assets                                             14,030,849             3,122,108           9,743,617          26,896,574
                                                     ==========================================================      ============

LIABILITIES
Current Liabilities
       Accounts payable                                   1,004,367               780,660                               1,785,027
       Accrued expenses                                     610,846               184,780                                 795,626
       Current portion of capital leases                     37,479                   285                                  37,764
       Current portion of long-term obligations             141,344               589,291              10,709  (d)        741,344
       Net current liabilities of
             discontinued operations                        396,800                     -                                 396,800
                                                     ----------------------------------------------------------      ------------
                                                          2,190,836             1,555,016              10,709           3,756,561

Capital lease obligations                                     9,828                     -                                   9,828
Long-term obligations                                     1,194,307               481,650           1,918,350  (d)      3,594,307
Convertible debentures                                    3,270,000                     -                               3,270,000
Due to shareholders                                               -             1,037,145          (1,037,145) (e)              0
Deferred tax liability                                            -               124,034            (124,034) (f)              0

Common stock subject to a put                                     -                     -           1,700,000  (g)      1,700,000

Stockholders' equity:
       Voting preferred stock                                    18                     -           7,200,000  (h)      7,200,018
       Common stock                                          30,603                21,000             (21,000)             30,603
       Additional paid-in capital                        23,859,374                     -                              23,859,374
       Other comprehensive income                           174,354                     -                                 174,354
       Accumulated deficit                              (16,698,471)                3,263              (3,263)        (16,698,471)
       Treasury stock                                                            (100,000)            100,000                   0
                                                     ----------------------------------------------------------      ------------
Total stockholders' equity                                7,365,878               (75,737)          7,275,737          14,565,878
                                                     ----------------------------------------------------------      ------------

Total liabilities and stockholders' equity             $ 14,030,849            $3,122,108         $ 9,743,617        $ 26,896,574
                                                     ==========================================================      ============

                                                OPTICAL SECURITY GROUP, INC.
                                      PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                             For the Quarter Ended June 30, 1999

                                                Optical Security           Bridgestone                                  Proforma
                                                   Group, Inc.          Technologies, Inc.                              Statement
                                                  Quarter ended           Quarter ended            Proforma                 of
                                                  June 30, 1999           June 30, 1999           Adjustments           Operations
                                                ---------------------------------------------------------------      ---------------
                                                                                                    (Note 1)
Revenues                                            $3,658,897              $1,788,120             ($900,000)    (a)     $4,547,017
Cost of goods sold                                   2,058,670               1,426,436            (1,062,316)    (b)      2,422,790
                                                ----------------------------------------------------------------      --------------

Gross margin                                         1,600,227                 361,684               162,316              2,124,227

Operating expenses:
       Salaries and related costs                      867,892                 288,320              (218,670)    (c)        937,542
       Depreciation                                     70,994                       -                                       70,994
       Amortization                                    115,551                                       118,608     (d)        234,159
       Other operating expenses                        456,970                 261,590              (153,740)    (e)        564,820
                                                ----------------------------------------------------------------      --------------

Total operating expenses                             1,511,407                 549,910              (253,802)             1,807,515
                                                ----------------------------------------------------------------      --------------

Income from operations                                  88,820                (188,226)              416,118                316,712

Other income (expense):
       Interest income                                   6,350                       -                                        6,350
       Interest expense                                (94,991)                (20,063)              (49,312)    (f)       (164,366)
       Other income                                    134,440                       -                                      134,440
       Foreign currency gain (loss)                     (1,243)                      -                                       (1,243)
                                                ----------------------------------------------------------------      --------------

Income before income taxes                             133,376                (208,289)              366,806                291,893

Income tax (expense) benefit                                                                                     (g)              0
                                                ----------------------------------------------------------------      --------------

Income from continuing operations                      133,376                (208,289)              366,806                291,893

Discontinued operations:
       Loss from operations                                  -                       -                                            0
       Loss on disposal                                      -                       -                                            0
                                               -----------------------------------------------------------------      --------------
       Total loss from discontinued operations               0                       0                     0                      0
                                               -----------------------------------------------------------------      --------------

Net income (loss)                                      133,376                (208,289)              366,806                291,893
Dividends on preferred stock                            35,860                                                               35,860
                                                ----------------------------------------------------------------      --------------

Net income (loss) applicable to common stock           $97,516               ($208,289)             $366,806               $256,033
                                                ================================================================      ==============

Earnings (loss) per share:
       Basic:                                            $0.02                                                                $0.04
       Diluted:                                          $0.02                                                                $0.03

       Weighted average number of shares
          outstanding:
         Basic:                                      6,185,514                 333,333                           (h)      6,518,847
         Diluted:
          Weighted shares outstanding                6,185,514                 333,333                                    6,518,847
          Shares attributed to new preferred
                shares                                                       1,500,000                           (i)      1,500,000
          Shares attributed to options and
                warrants                               110,642                 450,000                           (j)        560,642
                                                =======================================                               ==============
                                                     6,296,156               2,283,333                                    8,579,489
                                                =======================================                               ==============


                         OPTICAL SECURITY GROUP, INC.
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                       For the Year Ended March 31, 1999

                                                      Optical Security      Bridgestone                            Proforma
                                                         Group, Inc.     Technologies, Inc.                        Statement
                                                         Year ended          Year ended         Proforma               of
                                                       March 31, 1999     December 31, 1998    Adjustments         Operations
                                                      -----------------------------------------------------       ------------
                                                                                                (Note 1)
Revenues                                              $14,172,133           $7,943,580        ($2,295,000)  (a)   $19,820,713
Cost of goods sold                                      7,919,501            5,115,806         (2,799,888)  (b)    10,235,419
                                                      -----------------------------------------------------       ------------

Gross margin                                            6,252,632            2,827,774            504,888           9,585,294

Operating expenses:
   Salaries and related costs                           2,972,955            1,351,806         (1,073,000)  (c)     3,251,761
   Depreciation                                           216,245                    -                                216,245
   Amortization                                           340,083                    -            474,434   (d)       814,517
   Other operating expenses                             1,949,361            1,452,589         (1,021,189)  (e)     2,380,761
                                                      -----------------------------------------------------       ------------

Total operating expenses                                5,478,644            2,804,395         (1,619,755)          6,663,284
                                                      -----------------------------------------------------       ------------

Income from operations                                    773,988               23,379          2,124,643           2,922,010

Other income (expense):
   Interest income                                         33,447                    -                                 33,447
   Interest expense                                      (291,563)             (33,254)          (244,246)  (f)      (569,063)
   Other income                                            10,286                    -                                 10,286
   Foreign currency gain (loss)                            (8,395)                   -                                 (8,395)
                                                      -----------------------------------------------------       ------------

Income before income taxes                                517,763               (9,875)         1,880,397           2,388,285

Income tax (expense) benefit                               10,310               11,239                      (g)        21,549
                                                      -----------------------------------------------------       ------------

Income from continuing operations                         528,073                1,364          1,880,397           2,409,834

Discontinued operations:
   Loss from operations                                (1,648,146)                   -                             (1,648,146)
   Loss on disposal                                    (4,487,326)                   -                             (4,487,326)
                                                      -----------------------------------------------------       ------------
   Total loss from discontinued operations             (6,135,472)                   0                  0          (6,135,472)
                                                      -----------------------------------------------------       ------------

Net income (loss)                                      (5,607,399)               1,364          1,880,397          (3,725,638)
Dividends on preferred stock                              143,440                    -                                143,440
                                                      -----------------------------------------------------       ------------

Net income (loss) applicable to common stock          ($5,750,839)              $1,364         $1,880,397         ($3,869,078)
                                                      =====================================================       ============

Earnings (loss) per share:
   Basic:
     Continuing operations                                  $0.06                                                       $0.36
     Discontinued operations                               ($1.03)                                                     ($0.98)
                                                      ------------                                                ------------
     Net income (loss) applicable to common                ($0.97)                                                     ($0.62)
                                                      ============                                                ============

   Diluted:
     Continuing operations                                  $0.06                                                       $0.27
     Discontinued operations                               ($1.00)                                                     ($0.73)
                                                      ------------                                                ------------
     Net income (loss) applicable to common                ($0.94)                                                     ($0.46)
                                                      ============                                                ============

   Weighted average number of shares outstanding:
     Basic:                                             5,948,720              333,333                      (h)     6,282,053
     Diluted:
       Weighted shares outstanding                      5,948,720              333,333                              6,282,053
       Shares attributed to new preferred shares                             1,500,000                      (i)     1,500,000
       Shares attributed to options and warrants          167,667              450,000                      (j)       617,667
                                                      --------------------------------                            ------------
                                                        6,116,387            2,283,333                              8,399,720
                                                      ================================                            ============

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

1. Pro forma adjustments giving effect to the Purchase in the unaudited pro forma statements of operations reflect the following:

     (a) Sales by Bridgestone to its largest customer include label-printing services provided by its affiliate, Label Systems, Inc. As agreed in the Purchase Agreement, Label Systems will retain this customer and Bridgestone will only provide the security portion of the product. Bridgestone will reflect reduced sales revenue, but will benefit by securing a higher margin on this portion of the finished product. Gross sales to this customer were $3,095,000 and $1,216,000 for the calendar year 1998 and the quarter ending June 30, 1999, respectively. The revenues have been adjusted to 26% of total billing, or $800,000 and $316,000 on a pro forma basis for calendar year 1998 and the quarter ending June 30, 1999, respectively.

     (b) Effective with the purchase, the operations of Bridgestone will be moved to an existing facility currently operated by OpSec in Parkton, Maryland. This facility has the capacity to produce the products previously manufactured at the Bridgestone facility upon existing equipment, or equipment acquired as part of the purchase. Additional staffing requirements are minimal. Some products will continue to be made at the Bridgestone facility under a Transition Agreement for up to four months after the sale. These products will be priced to yield a direct margin of between 52% to70%. On a blended basis, the direct margin will be 59%. OpSec believes it will have equal or better margins on the customer accounts acquired in the purchase. The adjustment to cost of sales in the pro forma statement for the full year and the interim period reflect the costs of products that will yield the blended margin of 59%.

     (c) Compensation and related costs for Bridgestone will be reduced significantly after the purchase. Officer/shareholder compensation of $600,000 and $150,000 for 1998 and the quarter ended June 30, 1999 will not continue. Other staffing requirements are minimal, as only 8 to 10 significant sales relationships are being transferred. Existing office, accounting, and production management functions will not be affected by the purchase and the merging of operations.

     (d) Goodwill in the amount of $7.1 million on the purchase has been reflected on the proforma balance sheet. Management has analyzed the future benefits of the assets acquired and has arrived at a weighted life of 15 years for the amortization period.

     (e) After the purchase, Bridgestone's operations will be housed within an existing OpSec facility. Besides savings in facilities administrative costs, and professional fees, OpSec will also not maintain the same level of research and development costs over and above those already being incurred within OpSec. These costs in

     (f) calendar 1998 alone for Bridgestone were $124,084. OpSec has budgeted $431,000 for non-compensation related costs, primarily for travel and marketing.

     (g) OpSec expects to obtain a term loan from its existing banking relationship. The amount included in this pro forma is $3.0 million, but the combination with preferred stock could increase the term debt to $3.5 million. The quoted interest rate at today's rates would be 9.25%. Annual interest expense for this term facility would be $277,500. Term and revolving debt currently in Bridgestone would be paid off upon the purchase. Interest in Bridgestone of $33,254 and $20,063 for calendar 1998 and the quarter ended June 30, 1999, respectively, has been eliminated upon the substitution of the new OpSec facility.

     (h) Income tax expense has not been provided for. OpSec currently has a net operating loss carryforward of in excess of $6 million. The 1998 pro forma statement of income is still in a loss position, and the net income shown for the quarter ended June 30, 1999 is fully offset by the existing net operating loss. However, the Company's ability to utilize its net operating losses may be limited as a result of this transaction.

     (i) Shares will be issued to the seller of Bridgestone as part of the total consideration. The amount to be issued at closing is 333,333 shares valued at $6 per share. The number of shares is subject to later adjustment under certain situations, which have not been reflected here.

     (j) Equity financing will supplement the bank term debt also to be used for the purchase of Bridgestone. The proforma includes the issuance $5 preferred stock equivalent to 1,500,000 common shares. The preferred shares would bear no dividend on an on-going basis, and are included as a common stock equivalent. Existing preferred shares are not currently included as common stock equivalents, and the dividend paid quarterly adjusts net income available to common shareholders.

     (k) 1,500,000 warrants will be issued to the holder of the new preferred shares with an exercise price of $3.50 per share. The treasury method of measuring the dilutive effect of these warrants would include 450,000 common shares in the total for diluted shares. Terms of the warrants include the potential reduction in the total number of exercisable warrants to 750,000 upon the achievement of a specified EBITDA amount in future years. This potential reduction has been ignored for purposes of these proforma statements of operations.

2. Pro forma adjustments giving effect to the Purchase in the unaudited pro forma balance sheets reflect the following:

     (a) The Company is seeking financing for this transaction from bank term debt and the issuance of convertible preferred stock. The total financing is expected to raise $10.5 million before costs. For purposes of this pro forma balance sheet, the bank term debt is shown at $3 million and the preferred stock at $7.5 million. These proceeds will be used to pay for the purchase of Bridgestone in the estimated amount of $8.5 million, including costs; the immediate payoff of existing Bridgestone debt in the amount of $1,070,941; and, the cost of financing of approximately $300,000. The remaining funds of $629,059 will be utilized for working capital needs.

     (b) As part of the purchase transaction, the Company will acquire a 19.9% interest in two companies in addition to a 100% interest in Bridgestone. Of the total purchase price, the amount of $2 million has been assigned to these other investments.

     (c) Goodwill in the amount of $7.1 million on the purchase which includes transaction costs of $500,000 has been reflected on the proforma balance sheet. Management has analyzed the future benefits of assets acquired and has arrived at a weighted life of 15 years for the amortization period.

     (d) Debt will increase $1,929,059 with the addition of the $3 million term loan and the payoff of existing Bridgestone debt of $1,070,941. Current debt will increase from $589,291 to $600,000, an increase of $10,709, and long-term debt will increase $1,918,350. The Company's note for $1.5 million of additional purchase consideration has not been recognized, as it is a contingent obligation.

     (e) Existing loans owed by Bridgestone to its shareholders will be assigned to the Company, and then be cancelled upon closing. The effect is to increase the net asset value of Bridgestone by reducing outstanding debt.

     (f) The deferred tax liability of Bridgestone will have no effect to the Company and has been eliminated for purposes of recording the purchase adjustments, thereby reducing liabilities.

     (g) The Company will issue 333,333 restricted shares of common stock, subject to a put, back to the Company, as part of the purchase price. These shares will be valued at $6 per share before adjusting for a 15% liquidity discount of $300,000. The part value at $ .005 is $1,667 and the additional paid in capital amount is $1,698,333.

     (h) The convertible preferred stock issue of $7.5 million has been reduced to $7.2 million to reflect the estimated costs of issuance.

Management Discussion and Analysis of Financial Condition and Results of
------------------------------------------------------------------------
Operation of Bridgestone
------------------------

     The following discussion and analysis was prepared using Bridgestone's audited financial statements and Bridgestone's more detailed internal financial information. In addition, certain categories that appear in Bridgestone's audited financial statements have been reclassified for purposes of this discussion and analysis.

Quarter Ended June 30, 1999: Revenues increased 12.53% to $1,788,120, an
---------------------------
increase of $199,053 over the quarter ended June 30, 1998. Gross margins decreased from 34.27% to 20.23% primarily as a result of a change in the mix of business toward lower margin sales for printed label products, which are a component of the final product. Sales concentration in the top three customers was 93.12%, with the largest, a label and secure hologram customer accounting for 68.01% of sales.

Operating expenses decreased 8.67% to $549,910, a decrease of $52,213. Reductions in marketing expense of $74,119 and administrative expense of $47,734, were offset by increases in compensation of $11,088, professional fees of $30,728, and research and development costs of $12,886.

Year Ended December 31, 1998: Revenues increased .71% to $7,943,580, an increase
----------------------------
of $55,795. Gross margins increased from 27.36% to 35.6%. Sales concentration in the top four customers was 82.85% of sales. The single largest customer accounted for 38.96% of sales. Sales in the sports licensing market decreased $515,000, offset by increases to other customers.

Operating expenses increased 42.24% to $2,837,649, an increase of $842,687. This increase included the addition of compensation for the beneficial owners of the company of $617,814, and increases of $118,515 in administrative expenses, and $84,797 in research and development costs. Other wage increases of $679,148 were offset by reductions in marketing of $526,499 and $181,364 in professional fees.

Year Ended December 31, 1997: Revenues increased 17.8% to $7,887,785, an
----------------------------
increase of $1,192,150. Gross margins decreased from 33.67% to 27.36% primarily as a result of the mix of business. Sales concentration in the top four customers was 75.51% The largest customer was 28.14% of sales.

Operating expenses increased 1.76% to $1,994,962, an increase of $34,441. No cost categories showed any significant change.

Liability and Capital Resources.
-------------------------------

Quarter Ended June 30, 1999: The Company's working capital position at June 30,
---------------------------
1999 was $1,071,220, and its current ratio was 1.696 to 1. Included in working capital was a cash position of $91,379. The Company's total debt decreased $326,379 to $1,106,707 from the same quarter of the prior year.

Year Ended December 31, 1998: The Company's working capital position at
----------------------------
December 31, 1998 was $1,257,436 and its current ratio was 2.261 to 1. Cash included in working capital was $22,485. Total debt decreased $807,044 over the prior year end to $686,652.

Year Ended December 31, 1997: The Company's working capital position at
----------------------------
December 31, 1997 was $1,009,010, and its current ratio was 1.564 to 1. Cash included in working capital was $369,387. Total debt increased to $1,493,696 with the addition of bank term debt.


                  AVAILABILITY OF ANNUAL AND QUARTERLY REPORT

     The Company's Annual Report on Form 10-KSB for the year ended March 31, 1999, and the Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 1999, will be sent to any shareholder of the Company upon request. Requests for copies of these reports should be addressed to the secretary of the Company at the address provided on the first page of this Proxy Statement.


                             SHAREHOLDER PROPOSALS

     Any shareholder proposal which may properly be included in the proxy solicitation material for the annual meeting of shareholders to be held in the year 2000 must be received by the secretary of the Company no later than June 15, 2000.


                          INCORPORATION BY REFERENCE

     Information regarding the Company, its audited financial statements for the last two prior fiscal years and unaudited financial statements for the quarter ended June 30, 1999, and the Management Discussion and Analysis of the Financial Condition and Results of Operation of the Company are incorporated herein by reference to the Company's 1999 Annual Report and quarterly report on Form 10-QSB for the quarter ended June 30, 1999. A copy of the Company's 1999 Annual Report accompanies this Proxy Statement.

                                    Annex A
                                    -------

                                     INDEX

I.   Stock Purchase Agreement

II.  Selected Exhibits to Stock Purchase Agreement
     C.        Note
     D.        Escrow Agreement
     E.        Registration Rights Agreement
     E.    Motorola Supply Agreement
     F.      Transitional Services Agreement
     G-1. Non-Competition, Confidentiality and Cross-Marketing Agreement G-2. Confidentiality and Non-Solicitation Agreement
     H-1.  Label Systems Option Agreement
     H-2.  Keystone Imaging Option Agreement
     I.    Zucker Employment Agreement
     J.        Release

III. First Amendment to Stock Purchase Agreement

                            STOCK PURCHASE AGREEMENT

                                 by and between

                         KEYSTONE TECHNOLOGIES, L.L.C.
                               KENNETH P. FELIS,
                             MICHAEL J. ZUBRETSKY,
                                RICHARD ZUCKER,
                                      and
                                 TIMOTHY DOLAN

                                   as Sellers

                                      and

                          OPTICAL SECURITY GROUP, INC.

                                    as Buyer



                               September 15, 1999

                               TABLE OF CONTENTS


1. PURCHASE AND SALE OF STOCK AND INTERESTS...... ......................... 1
   ----------------------------------------

2. PURCHASE PRICE AMOUNT................................................... 1
   ---------------------

     2.1   Net Embossed Holography Revenues................................ 2
           --------------------------------
     2.2   Ordinary Course of Business Revenues............................ 2
           ------------------------------------
     2.3   Audit Period.................................................... 2
           ------------
     2.4   Calculation of Net Embossed Holography Revenues................. 2
           -----------------------------------------------
     2.5   Final Calculations.............................................. 2
           ------------------

3. PAYMENT OF PURCHASE PRICE..............................................  2
   -------------------------
      3.1  Cash............................................................ 2
           ----
      3.2  Note............................................................ 2
           ----
      3.3  Note Adjustment................................................. 3
           ---------------
      3.4  OpSec Stock..................................................... 3
           -----------
      3.5  OpSec Stock Value............................................... 3
           -----------------
      3.6  Sellers' Put Option............................................. 3
           -------------------
      3.7  Bridgestone Debt................................................ 4
           ----------------
      3.8  [Intentionally Omitted.]........................................ 5
           ------------------------
      3.9  Purchase Price Adjustment....................................... 5
           -------------------------
     3.10  Allocation of Purchase Price Among Sellers...................... 5
           ------------------------------------------

4. SELLERS' GENERAL REPRESENTATIONS, AND WARRANTIES........................ 5
   ------------------------------------------------
      4.1  Bridgestone Organization; Standing.............................. 5
           ----------------------------------
      4.2  Label Systems, LLC Organization; Standing....................... 5
           -----------------------------------------
      4.3  Label Systems, Inc. Organization; Standing...................... 6
           ------------------------------------------
      4.4  Capitalization.................................................. 6
           --------------
      4.5  Shares and Interests............................................ 7
           --------------------
      4.6  Authority; Binding Obligation................................... 7
           -----------------------------
      4.7  No Violation.................................................... 7
           ------------
      4.8  Licenses, Permits, and Authorizations........................... 7
           -------------------------------------
      4.9  Financial Statements............................................ 8
           --------------------
     4.10  Condition and Sufficiency of Assets............................. 8
           -----------------------------------
     4.11  Tangible Personal Property...................................... 9
           --------------------------
     4.12  Leased Property................................................. 9
           ---------------
     4.13  Inventory....................................................... 9
           ---------
     4.14  Bank Accounts and Powers of Attorney............................ 9
           ------------------------------------
     4.15  Records.........................................................10
           -------
     4.16  Absence of Certain Changes......................................10
           --------------------------
     4.17  Employees and Consultants.......................................10
           -------------------------

     4.18  Litigation......................................................11
           ----------
     4.19  Contracts.......................................................11
           ---------
     4.20  No Bankruptcy...................................................13
           -------------
     4.21  Tax Returns.....................................................13
           -----------
     4.22  Environmental Liability.........................................14
           -----------------------
     4.23  Compliance With Zoning and Planning Regulations.................16
           -----------------------------------------------
     4.24  Employment and Employment Practices.............................16
           -----------------------------------
     4.25  Accounts Receivable.............................................16
           -------------------
     4.26  Liabilities.....................................................16
           -----------
     4.27  Intellectual Property...........................................17
           ---------------------
     4.28  Insurance.......................................................17
           ---------
     4.29  Employee Benefit Plans..........................................18
           ----------------------
     4.30  Warranty Claims.................................................18
           ---------------
     4.31  Computer Programs...............................................18
           -----------------
     4.32  No Finder's Fee.................................................19
           ---------------
     4.33  Illegal Payments................................................19
           ----------------
     4.34  Shareholder Notes...............................................19
           -----------------
     4.35  Full Disclosure.................................................19
           ---------------

5. REPRESENTATIONS AND WARRANTIES OF SELLERS WITH RESPECT TO THE ACQUISITION
   -------------------------------------------------------------------------
   OF THE SHARES...........................................................19
   -------------
     5.1   Sophistication; Investment Intent...............................19
           ---------------------------------
     5.2   Availability of Public Documents................................20
           --------------------------------
     5.3   Unregistered Shares.............................................20
           -------------------
     5.4   Restrictive Legend..............................................20
           ------------------
     5.5   Opportunity to Discuss Terms....................................20
           ----------------------------

6. REPRESENTATIONS AND WARRANTIES OF BUYER.................................20
   ---------------------------------------
     6.1   Good Standing; Organization.....................................20
           ---------------------------
     6.2   Authority; Binding Obligation...................................20
           -----------------------------
     6.3   Governmental Consents...........................................21
           ---------------------
     6.4   Capitalization..................................................21
           --------------
     6.5   No Violation....................................................21
           ------------
     6.6   Litigation......................................................21
           ----------
     6.7   No Bankruptcy...................................................21
           -------------
     6.8   No Finder's Fee.................................................21
           ---------------
     6.9   Investment Intent...............................................22
           -----------------

7. COVENANTS OF SELLERS....................................................22
   --------------------
     7.1   Access to Information...........................................22
           ---------------------
     7.2   Conduct of Business.............................................22
           -------------------
     7.3   Acquisition Proposals...........................................23
           ---------------------
     7.4   Third Party Consents............................................23
           --------------------

8. ADDITIONAL AGREEMENTS AND COVENANTS........................................23
   -----------------------------------

         8.1   Reasonable Best Efforts........................................23
               -----------------------
         8.2   Performances...................................................24
               ------------
         8.3   Confidentiality................................................24
               ---------------
         8.4   Amendment of Schedules.........................................24
               ----------------------
         8.6   Transition Services Agreement..................................25
               -----------------------------
         8.7   Non-Competition, Confidentiality and Cross-Marketing
               ----------------------------------------------------
               Agreements.....................................................25
               ----------
         8.8   Options to Purchase Imaging, LLC and Label Systems, LLC........25
               -------------------------------------------------------
         8.9   Zucker Employment Agreement....................................25
               ---------------------------
         8.10  Zubretsky and Felis Employment Agreements......................25
               -----------------------------------------
         8.11  Board Representation...........................................25
               --------------------
         8.12  Bridgestone Premises Leases....................................25
               ---------------------------
         8.13  Certain Bridgestone Obligations................................26
               -------------------------------
         8.14  Closing Balance Sheet of Bridgestone...........................26
               ------------------------------------
         8.15  Inventory Count................................................26
               ---------------
         8.16  Receivables Schedule...........................................26
               --------------------
         8.17  Customer Purchase Orders.......................................27
               ------------------------
         8.18  Bridgestone Purchase Orders....................................27
               ---------------------------
         8.19  Transfer of Assets of Photo Polymer Business...................27
               --------------------------------------------
         8.20  Releases.......................................................27
               --------

     9. CONDITIONS PRECEDENT TO BUYER'S PERFORMANCE...........................27
        -------------------------------------------
         9.1   Representations and Warranties True............................27
               -----------------------------------
         9.2   Covenants and Agreements Performed.............................27
               ----------------------------------
         9.3   Opinion of Counsel to Sellers..................................28
               -----------------------------
         9.4   Approval of Counsel to Buyer...................................28
               ----------------------------
         9.5   Due Diligence..................................................28
               -------------
         9.6   Other Documents................................................28
               ---------------
         9.7   Legal Proceedings..............................................28
               -----------------
         9.8   Consents.......................................................28
               --------

10.  CONDITIONS PRECEDENT TO SELLERS' PERFORMANCE.............................28
     --------------------------------------------
         10.1  Representations and Warranties True............................28
               -----------------------------------
         10.2  Covenants and Agreements Performed.............................28
               ----------------------------------
         10.3  Approval of Counsel to Sellers.................................28
               ------------------------------
         10.4  Opinion of Counsel to Buyer....................................29
               ---------------------------
         10.5  Other Documents................................................29
               ---------------
         10.6  Legal Proceedings..............................................29
               -----------------

11.  CLOSING.................................................................29
     -------
        11.1   General.......................................................29
               -------
        11.2   Closing Transactions..........................................29
               --------------------

12.  EXPENSES OF SALE........................................................30
     ----------------

13.  BRIDGESTONE TAX MATTERS.................................................30
     -----------------------
        13.1   Liability for Taxes...........................................30
               -------------------
        13.2   Preparation and Filing of Tax Returns.........................31
               -------------------------------------
        13.3   Cooperation, Records..........................................31
               --------------------

14.  TERMINATION.............................................................32
     -----------
        14.1   Termination...................................................32
               -----------
        14.2   Effect of Termination.........................................33
               ---------------------

15.  SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION............................33
     --------------------------------------------
        15.1   Survival......................................................33
               --------
        15.2   Indemnification by Sellers....................................33
               --------------------------
        15.3   Indemnification by Sellers-Environmental Matters..............34
               ------------------------------------------------
        15.4   Limitation on Damages.........................................34
               ---------------------
        15.5   Indemnification by Buyer......................................34
               ------------------------

16.  MISCELLANEOUS...........................................................35
     -------------
        16.1   Notices.......................................................35
               -------
        16.2   Governing Law.................................................36
               -------------
        16.3   Succession....................................................36
               ----------
        16.4   Entireties....................................................36
               ----------
        16.5   Severability..................................................36
               ------------
        16.6   Cooperation...................................................37
               -----------
        16.7   Paragraph Headings............................................37
               ------------------
        16.8   Amendment.....................................................37
               ---------
        16.9   Press Releases and Public Announcements.......................37
               ---------------------------------------
        16.10  Gender........................................................37
               ------
        16.11  [Intentionally Omitted].......................................37
               -----------------------
        16.12  Counterparts; Facsimile Signatures............................37
               ----------------------------------
        16.13  Remedies Not Exclusive........................................37
               ----------------------
        16.14  Attorneys' Fees...............................................37
               ---------------
        16.15  Waiver........................................................38
               ------
        16.16  Time..........................................................38
               ----

Exhibits:

     A.   Note
     B.   Escrow Agreement
     C.   Registration Rights Agreement
     D.   Financial Statements
     E.   Motorola Supply Agreement
     F.   Transitional Services Agreement
     G-1. Non-Competition, Confidentiality and Cross-Marketing Agreement G-2. Confidentiality and Non-Solicitation Agreement
     H-1. Label Systems Option Agreement
     H-2. Imaging Option Agreement
     I.   Zucker Employment Agreement
     J.   Release
     K.   Wollmuth Maher & Deutsch LLP Opinion
     L.   Lohf, Shaiman & Jacobs, P.C. Opinion

Schedules:

     2.1-1     Embossed Holography Customers
     2.1-2     Embossed Holography Prospective Customers
     3.10      Allocation of Purchase Price Among Sellers
     4.5       Shares and Interests
     4.7       No Violation
     4.8       Licenses, Permits, and Authorizations
     4.10      Condition and Sufficiency of Assets
     4.11      Tangible Personal Property
     4.12      Leased Property
     4.13      Inventory
     4.14      Bank Accounts and Powers of Attorney
     4.17      Employees and Consultants
     4.18      Litigation
     4.19      Contracts
     4.21      Tax Returns
     4.22      Environmental Liability
     4.23      Intellectual Property
     4.26      Liabilities
     4.28      Insurance
     4.29      Employee Benefit Plans
     4.30      Warranty Claims
     4.34      Shareholder Notes
     8.19      Photo Polymer Business
    15.2       Indemnification by Sellers
    15.4       Limitation on Damages

     This Stock Purchase Agreement (the "Agreement") is made and entered this 15th day of September, 1999, by and between KEYSTONE TECHNOLOGIES, L.L.C., a Delaware limited liability company, KENNETH P. FELIS, MICHAEL J. ZUBRETSKY, RICHARD ZUCKER, and TIMOTHY DOLAN (individually referred to by last name and collectively as "Sellers"), OPTICAL SECURITY GROUP, INC. a Colorado corporation ("Buyer"), and concerning the stock of BRIDGESTONE TECHNOLOGIES, INC., a Delaware corporation ("Bridgestone"), the membership interests of LABEL SYSTEMS ACQUISITION LLC, a Connecticut limited liability company ("Label Systems, LLC") and the membership interests of KEYSTONE IMAGING TECHNOLOGIES, L.L.C., a Delaware limited liability company ("Imaging, LLC"). Label Systems, LLC and Imaging, LLC are sometimes referred to herein collectively as the "LLCs."

                                R E C I T A L S:
                                ---------------

A. Sellers own 100% of the issued and outstanding common stock of Bridgestone and 100% of the membership interests of Label Systems, LLC and Imaging, LLC. Label Systems, LLC owns 100% of the issued and outstanding common stock of Label Systems, Inc., a Connecticut corporation ("Label Systems, Inc.").

B. Sellers wish to sell to Buyer, and Buyer wishes to purchase from Sellers, all of the issued and outstanding common stock of Bridgestone (the "Bridgestone Stock") and 19.9% of the membership interests of each of Label Systems, LLC and Imaging, LLC (the "LLC Interests") subject to the conditions of this Agreement.

C. Sellers also wish to sell to Buyer and Buyer also wishes to purchase from Sellers certain notes (the "Shareholder Notes"), which notes evidence indebtedness owed by Bridgestone to the Sellers in the amounts set forth opposite their names on Schedule 4.34.

     NOW THEREFORE, in consideration of the Recitals, the mutual promises, covenants, agreements, representations, and warranties contained in this Agreement, and the monetary consideration described below, the receipt and sufficiency of which are acknowledged, the parties, intending to be bound, agree as follows:

     1.   PURCHASE AND SALE OF STOCK AND INTERESTS.  On the Closing Date (as
          ----------------------------------------
defined below), Sellers shall sell, assign, convey and deliver to Buyer the Bridgestone Stock, the LLC Interests, and the Shareholder Notes, and Buyer shall purchase and acquire from Sellers the Bridgestone Stock, the LLC Interests, and the Shareholder Notes, free and clear of all liens, pledges, or other encumbrances.

     2.   PURCHASE PRICE AMOUNT.   Buyer shall purchase the Bridgestone Stock,
          ---------------------
the LLC Interests, and the Shareholder Notes for a purchase price (the "Purchase Price") equal to two times Net Embossed Holography Revenues (as defined below) of up to $9 million, plus 1.6 times Net Embossed Holography Revenues (as defined below) in excess of $9 million, all as calculated during the Audit Period (as defined below). The Purchase Price is subject to the adjustment described in Section 3.9, but, in no event, shall the Purchase Price be less than the consideration set forth in Sections 3.1, 3.4 (as adjusted pursuant to Section 3.9) and 3.7.

          2.1  Net Embossed Holography Revenues.  "Net Embossed Holography
               --------------------------------
Revenues" means all Ordinary Course of Business Revenues arising from the sale of embossed holography products, excluding sales to affiliates, subsidiaries and sister companies, and entities under common control ("Intercompany Sales"), returns, claims, offsets, allowances and freight, arising from Bridgestone's existing embossed holography business and received from existing customers identified on Schedule 2.1-1 (and from prospective customers identified on Schedule 2.1-2), and as calculated pursuant to Section 2.4, below.

          2.2  Ordinary Course of Business Revenues.  Unless otherwise approved
               ------------------------------------
mutually by Buyer and Sellers, "Ordinary Course of Business Revenues" means (a) revenues generated in the ordinary course of Bridgestone's business from the customers listed on Schedule 2.1-1, which Buyer hereby approves, and (b) other revenues, from prospective customers listed on Schedule 2.1-2, from whom Bridgestone has not previously received material revenue, based upon the customer pricing listed on Schedule 2.1-2, which Buyer hereby approves.

          2.3  Audit Period.  "Audit Period" means the 13 month period
               ------------
commencing on the Effective Date.

          2.4  Calculation of Net Embossed Holography Revenues.  "Net Embossed
               -----------------------------------------------
Holography Revenues" shall be equal to the sum of such revenues for the 11 month period commencing on the Effective Date, plus the arithmetic average of such revenues for the 11/th/, 12/th/ and 13/th/ months following the "Effective Date," as defined in Section 11.1, below.

          2.5  Final Calculations.  The final calculations of Net Embossed
               ------------------
Holography Revenues must be confirmed by Ernst & Young LLP. The cost of the accounting efforts will be borne by the Buyer.

     3.   PAYMENT OF PURCHASE PRICE.   Buyer shall pay the Purchase Price as
          -------------------------
follows:

          3.1  Cash.   Buyer shall pay to Sellers $8 million in cash or other
               ----
good funds at Closing.

          3.2  Note.   Buyer shall execute and deliver to Sellers its promissory
               ----
note (the "Note") in the initial principal amount of $1.5 million. The Note shall be due and payable 27 months after the Effective Date, shall bear no interest for the first 12 months, shall accrue interest on the principal amount as adjusted pursuant to Section 3.3, at the Citibank N.A. Base Rate thereafter, and shall be in the form prescribed by Exhibit A, attached hereto and incorporated herein by reference, and shall be subject to adjustment, as provided in Section 3.3, on the date which is 90 days after the first anniversary of the Effective Date (the

"Adjustment Date"). Buyer shall also pay to Sellers an amount equal to the difference, if any, between Seller's federal and state income tax liability for imputed interest over the first 12 months of the term of the Note, and Sellers' federal and state tax liability if such imputed interest had been taxed at capital gains rates.

          3.3  Note Adjustment.   The initial principal due on the Note shall be
               ---------------
adjusted, but not below zero, on the Adjustment Date, retroactively to the Effective Date, to an amount equal to the Purchase Price Amount minus the consideration, as adjusted, paid by the Buyer pursuant to Sections 3.1 (Cash),
3.4 (OpSec Stock), and 3.7 (Bridgestone Debt). If adequate information to calculate the adjustment is not available to all parties on the Adjustment Date, the parties will negotiate in good faith to extend the Adjustment Date and provide sufficient information to calculate the adjustment.

          3.4  OpSec Stock.   Buyer shall deliver to a mutually acceptable
               -----------
escrow agent at Closing 333,333 shares of fully paid and non-assessable restricted Buyer common stock (the "OpSec Stock"), to be disbursed to Sellers on the date 15 months after Closing, on the express condition that Net Embossed Holography Revenues for the Audit Period exceed $1 million, which amount is to be determined by the accounting firm of Lagana Roberge & Co.. If this condition is not satisfied, the escrow agent shall return the OpSec Stock to Buyer upon Buyer's written request to do so. The parties shall execute an escrow agreement at Closing (the "Escrow Agreement") to effectuate the purposes of this Section 3.4, in the form of Exhibit B attached hereto and incorporated herein by reference. The OpSec Stock shall be entitled to certain piggyback registration rights and tag along rights in the event of a sale of all or substantially all of the assets or stock of Buyer to a third party, or a merger in which Buyer participates but is not the surviving entity. The registration and tag along rights are as specified in the Registration Rights Agreement attached hereto as Exhibit C and incorporated herein by reference.

          3.5  OpSec Stock Value.   Buyer guarantees that the OpSec Stock held
               -----------------
by Sellers will have a Current Market Value of at least $2 million, i.e., $6.00 per share, on the date 27 months after the Effective Date (the "Value Date") adjusted as provided in Section 3.9 (the "OpSec Stock Value"). "Current Market Value" means the arithmetic average closing price of OpSec Stock on the relevant NASDAQ Stock Market for 30 trading days prior to the Value Date. In the event the Current Market Value on the Value Date is less than the OpSec Stock Value, Buyer shall deliver a sufficient additional number of shares of OpSec Stock to satisfy the difference unless Sellers have exercised the option described in
Section 3.6.

          3.6  Sellers' Put Option.   No sooner than 12 months after Closing and
               -------------------
no later than 90 days prior to the Value Date, one or more of the Sellers (the "Electing Sellers") may exercise the option to require Buyer to repurchase 50% or more of each Electing Seller's OpSec Stock by providing written notice to Buyer. The Electing Sellers' exercise of this option shall relieve Buyer of the obligations set forth in Section 3.5 as to each Electing Seller. The repurchase price for the OpSec Stock shall be 85% of the OpSec Stock Value per share, payable by Buyer, no later than 30 days following the determination of the value of the LLC Interests as provided in Section 3.6.3 (the date of such payment referred to as the "Put Closing Date"), at Buyer's sole discretion, either

               3.6.1 In cash or other good funds, or

               3.6.2 By re-transferring all or a portion of the LLC Interests to the Electing Sellers up to their percentages set forth in Schedule 3.10, valued as provided in Section 3.6.3, and paying any deficiency between the OpSec Stock Value and such value in cash or other good funds.

               3.6.3 The value of the LLC Interests shall be equal to the total of the following:

                     (A) The percentage of membership interests of Imaging, LLC being re-transferred to the Sellers multiplied by the sum of two times (i) the Net Photo Polymer Revenues, as defined in the Imaging, LLC Option Agreement, less Imaging, LLC's existing debt (excluding accounts payable incurred in the ordinary course of business which are not past due) on the Put Closing Date and (ii) the Contingent Revenues, as defined in the Imaging, LLC Option Agreement, if any. If Buyer does not give the Preliminary Exercise Notice required under the Imaging, LLC Option Agreement, in order to calculate the Contingent Revenues, Sellers shall provide Buyer with a list of the Prospective Customers, as defined in the Imaging, LLC Option Agreement, no later than the Second Anniversary of the Effective Date.

                     (B) The percentage of membership interests of Label Systems, LLC being re-transferred to the Sellers multiplied by the sum of (i) the Net Revenues, as defined in the Label Systems, LLC Option Agreement, less Label Systems, LLC's existing debt on the Put Closing Date and (ii) the Contingent Revenues, as defined in the Label Systems, LLC Option Agreement, if any. If Buyer does not give the Preliminary Exercise Notice required under the Label Systems, LLC Option Agreement, in order to calculate the Contingent Revenues, Sellers shall provide Buyer with a list of the Prospective Customers, as defined in the Label Systems, LLC Option Agreement, no later than the Second Anniversary of the Effective Date.

          3.7  Bridgestone Debt.  At Closing, Buyer shall accept Bridgestone
               ----------------
with its obligations under the Shareholder Notes, obligations incurred in the ordinary course of business, and no more than $1 million owed to Fleet Bank. This $1 million debt to Fleet Bank shall be considered part of the Purchase Price.

          3.8  [Intentionally Omitted.]
               ------------------------

          3.9  Purchase Price Adjustment.  The Purchase Price Amount described
               -------------------------
     in Section 2, shall be reduced dollar for dollar to the extent the Final Closing Balance Sheet, required by Section 8.14, does not reflect at least $850,000 in Net Tangible Assets or increased dollar for dollar to the extent the Final Closing Balance Sheet, required by Section 8.14, reflects Net Tangible Assets over $1,050,000 (the "Purchase Price Adjustment"). The Purchase Price Adjustment shall reduce or increase the OpSec Stock portion of the Purchase Price described in Section 3.4. "Net Tangible Assets" means the book value on the Effective Date, calculated using generally accepted accounting principles consistently applied, of all of Bridgestone's inventory, accounts receivable, cash, cash equivalents, and equipment, minus all of Bridgestone's debts, accrued liabilities and other obligations; provided that for purposes of this Section 3.9, Net Tangible Assets shall be increased by the margin on customer orders not yet recognized by Bridgestone for all Bridgestone's work in progress and finished goods (whether or not shipped) which have not been invoiced prior to Closing.

          3.1  Allocation of Purchase Price Among Sellers.  All payments made as
               ------------------------------------------
     part of the Purchase Price shall be allocated and/or paid to Sellers in the proportions set forth on Schedule 3.10.

     4.   SELLERS' GENERAL REPRESENTATIONS, AND WARRANTIES.  Sellers jointly,
          ------------------------------------------------
severally, and individually, represent, and warrant to Buyer as follows:

          4.1  Bridgestone Organization; Standing.   Bridgestone is a
               ----------------------------------
     corporation duly organized and in good standing under the laws of the state of Delaware and (a) has all requisite corporate power and authority to carry on its business as now conducted, (b) has all governmental and other authorizations, licenses, or permits necessary to carry on its business as now conducted, (c) has no subsidiaries and owns no security or similar interests in any corporation or other entity, (d) has delivered to Buyer complete and correct copies of its articles or certificate of incorporation, and Bylaws as currently in effect.

          4.2  Label Systems, LLC Organization; Standing.  Label Systems, LLC is
               -----------------------------------------
     a limited liability company duly organized and in good standing under the laws of the state of Connecticut and (a) has all requisite power and authority to carry on its business as now conducted; (b) has all governmental and other authorizations, licenses, or permits necessary to carry on its business as now conducted, except where the failure to be so qualified or licensed and in good standing would not have a Material Adverse Effect, as defined below; (c) has no subsidiaries, other than Label Systems, Inc., and owns no security or similar interests in any corporation or other entity; (d) has delivered to Buyer complete and correct copies of its articles of organization, operating agreement and bylaws as currently in effect. For purposes of this Agreement, the term Material Adverse Effect shall refer to any events, individually or in combination with other events, which would have a material adverse effect on the financial condition, business, earnings, assets, or condition of Bridgestone, Label Systems, LLC, or Label Systems, Inc.

          4.3   Label Systems, Inc. Organization; Standing.  Label Systems, Inc.
                ------------------------------------------
     is a corporation duly organized and in good standing under the laws of the state of Connecticut and (a) has all requisite corporate power and authority to carry on its business as now conducted, (b) has all governmental and other authorizations, licenses, or permits necessary to carry on its business as now conducted, except where the failure to be so qualified or licensed and in good standing would not have a Material Adverse Effect, (c) has no subsidiaries and owns no security or similar interests in any corporation or other entity, (d) has delivered to Buyer complete and correct copies of its articles or certificate of incorporation, and Bylaws as currently in effect.

          4.3(a) Imaging, LLC Organization; Standing. Imaging, LLC is a
                 -----------------------------------
     limited liability company duly organized and in good standing under the laws of the state of Connecticut and (a) has all requisite power and authority to carry on its business as now conducted, (b) has all governmental and other authorizations, licenses, or permits necessary to carry on its business as now conducted, except where the failure to be so qualified or licensed and in good standing would not have a Material Adverse Effect, (c) has no subsidiaries and owns no security or similar interests in any corporation or other entity, (d) has delivered to Buyer complete and correct copies of its articles of organization, operating agreement and bylaws as currently in effect.

          4.4    Capitalization.  The authorized capital stock of Bridgestone
                 --------------
     consists of 1,000 shares of common stock, no par value per share, of which 400 shares are issued and outstanding and no shares are held in Bridgestone's treasury. The LLC Interests are described by owner, percentage and capital account balances on Schedule 4.4. The authorized capital stock of Label Systems, Inc. consists of 500 shares of common stock, par value $100 per share, of which 100 shares are issued and outstanding and no shares are held in Label Systems Inc.'s treasury. All outstanding shares of the capital stock of Bridgestone and Label Systems, Inc. and all the LLCs' membership interests have been validly issued and are fully paid and nonassessable, and no shares of capital stock of Bridgestone or Label Systems Inc. or membership interests of the LLCs are subject to, nor have any been issued in violation of, pre-emptive or similar rights. All issuances, sales, and repurchases of Bridgestone or Label Systems Inc.'s capital stock and of the LLCs' membership interests have been effected in compliance with applicable federal, state, and local law including federal and state securities laws. Except as set forth in this section, there are outstanding (a) no voting securities or other shares of capital stock of Bridgestone or Label Systems Inc. or membership or economic interests of the LLCs, (b) no securities of Bridgestone, the LLCs or Label Systems, Inc. convertible into or exchangeable for voting securities or other shares of capital stock of Bridgestone, Label Systems, Inc. or interests in the LLCs, (c) no options or other rights to acquire from Sellers, Bridgestone, the LLCs or Label Systems, Inc., and no obligation of Sellers, Bridgestone, the LLCs or Label Systems, Inc. to issue or sell, any voting securities or other shares of capital stock of Bridgestone or Label Systems, Inc., or interests in the LLCs, or any securities of Bridgestone, the LLCs or Label Systems, Inc. convertible into or exchangeable for voting securities or capital stock, or interests, and
     (d) no equity equivalents, interests in the ownership or earnings, or other similar rights of or with respect to Bridgestone, the LLCs or Label Systems, Inc. Except for the agreements identified on Schedule 4.4, no Seller is a party to, and none of them is aware of, any buy-sell or voting agreement, voting trust, or similar agreement or arrangement relating to the capital stock or interests of Bridgestone, the LLCs or Label Systems, Inc.

          4.5  Shares and Interests.  Sellers are the only record and beneficial
               --------------------
owners of the capital stock of Bridgestone and Label Systems, Inc. and the interests in the LLCs. Each of the Sellers own the number of shares of capital stock of Bridgestone and interests in the LLCs set forth opposite his or its name on Schedule 4.5. Upon consummation of the transactions contemplated hereby, Buyer will acquire good and marketable title to the Bridgestone Stock and the LLC Interests, free and clear of any charge, claim, community property interest, condition, equitable interest, lien, option, pledge, security interest, restrictions, or other encumbrances of every type and description, whether imposed by law, agreement, understanding, or otherwise.

          4.6  Authority; Binding Obligation.  This Agreement, and each document
               -----------------------------
executed by Sellers in connection herewith, constitute the valid and binding obligations of Sellers, enforceable in accordance with its terms, subject only to applicable bankruptcy, insolvency, and other laws affecting the rights of creditors generally, and the discretion of the courts in granting equitable remedies.

          4.7  No Violation.  Except as set forth on Schedule 4.7, the
               ------------
execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby by Sellers will not conflict with or result in a breach of any provision of or default under, or give rise to any right of termination, cancellation, or acceleration under the terms of, as the case may be (a) Bridgestone's, Label Systems Inc.'s or the LLCs's charter, Bylaws, or other governing instruments of Bridgestone, Label Systems, Inc. or the LLCs; (b) any bond, mortgage, lien, lease, note, agreement, contract, commitment, license, permit or other instrument to which Sellers, Bridgestone, Label Systems, Inc. or the LLCs are parties; (c) any law, rule or regulation; or (d) any judgment, order, writ, injunction or decree of any court, administrative agency or governmental body, domestic or foreign, nor are Sellers aware of any violation of the above.

          4.8  Licenses, Permits, and Authorizations.  Bridgestone, the LLCs and
               -------------------------------------
Label Systems, Inc. have the licenses, permits, and authorizations shown on
Schedule 4.8 and, to the best of Sellers' knowledge, all governmental licenses, permits, and authorizations (federal, state and local) necessary to conduct their businesses, including all state authorizations to transact business as a foreign corporation, and such licenses or permits are in full force and effect, no violations are or have been recorded in respect of any of such licenses or permits, and no proceeding is pending or, to the best of each Seller's knowledge, threatened looking toward the revocation or limitation of any of such licenses or permits, and Bridgestone, the LLCs and Label Systems, Inc. each have complied in all material respects with the antitrust laws as they relate to the purchase, distribution and sale of its products and services, and with all other material laws, rules, regulations and orders applicable to their business.

          4.9  Financial Statements.  Sellers have delivered to Buyer accurate
               --------------------
and complete copies of audited balance sheets of Bridgestone and Label Systems, Inc. as of December 31/st/, for each of the years 1996, 1997, and 1998, and for Bridgestone the related audited statements of income, changes in shareholders equity, and cash flows for each of the fiscal years then ended, and for Label Systems, Inc.'s statements of income, changes in shareholders' equity, and cash flows unaudited for fiscal years 1996 and 1997 and audited for fiscal year 1998, together thereon with the report of Lagana, Roberge & Co., independent certified public accountants (the "Historical Financial Statements") and Bridgestone's, the LLCs', and Label Systems, Inc.'s unaudited balance sheets as of July 31, 1999, or for Imaging, LLC, as of its date of organization (the "Latest Balance Sheets") and the related unaudited statements of income, stockholder equity and cash flows for the 7-month period then ended (the "Latest Financial Statements"), certified by Bridgestone's, the LLCs', and Label Systems, Inc.'s chief financial officer or manager, (collectively, the "Financial Statements") copies of which are attached hereto as Exhibit D. The Financial Statements (a) have been prepared from the books and records of Bridgestone, the LLCs or Label Systems, Inc., as the case may be, in conformity with generally accepted accounting principles applicable in the United States, and (b) accurately and fairly present, in all material respects, the financial position of Bridgestone, the LLCs, and Label Systems, Inc., as of the respective dates thereof and the results of operations and cash flows for the periods referenced in such Financial Statements, subject to year-end adjustments, which will not be material in the aggregate. The statements of income included in the Financial Statements do not contain any items of special or nonrecurring income or any other income not earned in the ordinary course of business except as expressly specified therein, and include all adjustments, which consist only of normal recurring accruals, necessary for such fair presentation. All financial projections, forecasts, and other forward looking information ("Projections") provided by Sellers to Buyer were, as of their respective dates, prepared in good faith and on the basis that Sellers believed to be reasonable. Sellers have based these Projections on their current expectations and projections about future events and undertake no obligation to update or revise any Projections after Closing, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the Projections may not occur.

          4.10 Condition and Sufficiency of Assets.  Except as set forth on
               -----------------------------------
Schedule 4.10, the properties owned, leased, or used by Bridgestone, the LLCs or Label Systems, Inc., as the case may be, are (i) in the case of tangible assets and properties, in good operating condition and repair (ordinary wear and tear excepted) and have been maintained in accordance with standard industry practice, (ii) suitable for the purposes used, and (iii) adequate and sufficient for the normal operation of the business, as presently conducted. Bridgestone, the LLCs or Label Systems, Inc. owns or has a valid leasehold interest in all such properties. Such properties and their uses conform to all applicable federal, state and local laws, except for such minor variations as do not impair or interfere with the use of such properties for the purposes for which they are employed by Bridgestone, the LLCs or Label Systems, Inc., as the case may be. All such tangible properties are in Bridgestone's, the LLCs' or Label Systems, Inc.'s possession or under their control.

          4.11 Tangible Personal Property.  Set forth on Schedule 4.11,
               --------------------------
separated by company, is a list, as of the most recent practical date, of all items of furniture, equipment, machinery, computer hardware, materials, motor vehicles, rolling stock, apparatus, tools, implements, appliances, and other tangible personal property (other than spare parts, supplies, and inventories) owned or leased by Bridgestone, the LLCs and Label Systems, Inc. and used or held for use in connection with the operation of their businesses and with a value in excess of $500.00 per item.

          4.12 Leased Property.  Set forth on Schedule 4.12, separated by
               ---------------
company, is a list of all leases under which Bridgestone, the LLCs or Label Systems, Inc. is the lessee of real or personal property. Each of Bridgestone, the LLCs or Label Systems, Inc., as the case may be, has good and valid leasehold interest in all properties held by them under lease. Bridgestone, the LLCs, and Label Systems, Inc. each have been in peaceable possession (or remedied any claims relating thereto) of the property covered by each lease to which they are a party since the commencement of the original term of such lease. No waiver, indulgence, or postponement of Bridgestone's, the LLCs' or Label Systems, Inc.'s obligations under any lease to which they are a party has been granted by the lessee or the lessor's obligations thereunder by Bridgestone, the LLCs or Label Systems, Inc.. Neither Bridgestone, the LLCs nor Label Systems, Inc. is in breach or in default under, nor has any event occurred which (with or without the giving of notice or the passage of time or both) would constitute a default by Bridgestone, the LLCs, or Label Systems, Inc., as the case may be under, any lease to which it is a party and neither Bridgestone, the LLCs nor Label Systems, Inc. has received any notice from, or given any notice to, any lessor indicating that it or such lessor is in breach of or in default under any lease to which it is a party. To the best knowledge of Sellers, none of the lessors under any such lease is in breach thereof or in default thereunder. Bridgestone, the LLCs, or Label Systems, Inc., as the case may be, has full right and power to occupy or possess, as the case may be, all the property covered by each lease to which it is a party.

          4.13 Inventory.  Except as set forth on Schedule 4.13, all inventory
               ---------
and related supplies attributed any value on the Latest Balance Sheets, or thereafter acquired and not disposed of in the ordinary course of business, are in good condition and are merchantable for sale in the ordinary course of business of Bridgestone, the LLCs, or Label Systems, Inc., as the case may be, as first quality goods at normal markups, subject to any reserves on the Latest Balance Sheets. None of such inventory is obsolete, discontinued, returned, damaged, excess or of below standard quality or merchantability, except for items consistent with past practice, that have been written down to realizable market value or for which an adequate reserve has been established. Each item of inventory is valued at the lower of cost or market on a first in first out basis. The quantities of each item of inventory are not excessive and are sufficient to serve adequately the customers of Bridgestone, the LLCs, or Label Systems, Inc., as the case may be, in the ordinary course.

          4.14 Bank Accounts and Powers of Attorney.  Set forth on Schedule
               ------------------------------------
4.14, separated by company, are (a) the name and address of each bank or other financial institution with which Bridgestone, the LLCs or Label Systems, Inc. has an account or safe deposit box or vault, the account safe deposit box and vault numbers thereof, and the purpose of each therefore, and the names of all persons authorized to draw thereon or to have access thereto, (b) the names of all persons authorized to borrow funds on behalf of Bridgestone, the LLCs or Label Systems, Inc., and the names and addresses of all entities from which they are authorized to borrow funds, and (c) the names of all persons, if any, holding proxies, powers of attorney, or other like instruments from Bridgestone, the LLCs or Label Systems, Inc. No such proxies, powers of attorney, or other like instruments are irrevocable.

          4.15 Records.  All books of accounts, minute books, stock record
               -------
books, ledgers, financial and other records of any kind ("Records") of Bridgestone, the LLCs, and Label Systems, Inc. have been fully, properly and accurately maintained to a standard appropriate for such Records, are in the possession of Bridgestone, the LLCs, and Label Systems, Inc.; do not contain or reflect any material inaccuracies or discrepancies; and provide a fair and accurate representation of Bridgestone, the LLCs, and Label Systems, Inc.

          4.16 Absence of Certain Changes.  Since the date of the Latest
               --------------------------
Financial Statements, there has not been (a) any sale, purchase, transfer, or distribution of any material asset, or any other transaction, except in the regular course of business, (b) any material increase in the compensation payable or to become payable by Bridgestone, the LLCs, or Label Systems, Inc. to any of its officers, managers, employees, or agents or any bonus payment or arrangement made to or with any officers, managers, employees, or agents, (c) any mortgage, pledge, or other voluntary encumbrance of any asset of Bridgestone, the LLCs, or Label Systems, Inc., (d) any cancellation of debt or waiver or release of any right or claim of Bridgestone, the LLCs, or Label Systems, Inc., except in the ordinary course of business, (e) any labor dispute, or any event or condition of any character, materially and adversely affecting the business or prospects for the business, (f) any obligation or liability incurred by Bridgestone, the LLCs, or Label Systems, Inc., except in the ordinary course of business, or (g) any damage, destruction or loss, whether or not covered by insurance, materially affecting Bridgestone's, the LLCs's, or Label Systems, Inc.'s financial condition, assets, or business prospects. To the best of each Seller's knowledge after investigation and diligent inquiry, the Sellers have disclosed to Buyer all other events or conditions of any character that has or might have a Material Adverse Effect on Bridgestone, the LLCs, or Label Systems, Inc.'s condition, business, assets, or prospects.

          4.17 Employees and Consultants.  Attached as Schedule 4.17 is a true
               -------------------------
and complete list of Bridgestone's, the LLCs', and Label Systems, Inc.'s current directors, managers, officers, employees, agents, and consultants, including their names, addresses, telephone numbers, job descriptions, and compensation arrangements and vacation or other benefits accrued. Any employees employed, or agents or consultants retained, pursuant to a written contract, covered by any collective bargaining agreement or who are members of any labor union or are represented by any collective bargaining agent are identified on Schedule 4.17 and copies of the current contracts or bargaining agreements have been furnished to Buyer.

          4.18 Litigation.  Except as set forth on Schedule 4.18, there is no:
               ----------
(a) action, suit, claim, proceeding, or investigation pending of which any Seller, Bridgestone, the LLCs, or Label Systems, Inc. has received notice, or threatened against or affecting Bridgestone, the LLCs, or Label Systems, Inc. or that otherwise relates to or may affect the business of, or any of the assets owned or used by them, or before any governmental department, commission, board, bureau, agency, or instrumentality, domestic or foreign, or (b) governmental investigation or inquiry pending or threatened against or affecting Bridgestone, the LLCs, or Label Systems, Inc., and to the best of each Seller's knowledge, there is no basis for any of the foregoing which could reasonably be expected to give rise thereto. Except as set forth on Schedule 4.18, and except for any such claim or other proceeding set forth in (a) and (b) above which would not have a Material Adverse Effect, each of the claims, actions, suits, proceedings and investigations listed on Schedule 4.18 has been reported to the proper insurance carrier in accordance with the applicable insurance policy, if any, and as necessary to secure coverage thereof.

          4.19 Contracts.
               ---------

               4.19.1 Schedule 4.19 contains a list, separated by company, of all of the following leases, contracts, agreements, arrangements, and understanding, whether written or oral, formal or informal, each of which is material (the "Contracts"), to which Bridgestone, the LLCs, or Label Systems, Inc. is a party or by which the business or any of the assets owned or used by Bridgestone, the LLCs or Label Systems, Inc. is bound:

                    4.19.1.1 Collective bargaining agreements, labor union contracts, and similar agreements with employees as a group.

                    4.19.1.2 Employee benefit agreements, trusts, plans, funds, or other arrangements of any nature.

                    4.19.1.3 Agreements with any current or former owner, director, officer, manager, employee, consultant, or advisor, or any of such persons affiliates.

                    4.19.1.4 Agreements between or among Bridgestone, the LLCs or Label Systems, Inc., as the case may be, and any of their affiliates.

                    4.19.1.5 Indentures, mortgages, security agreements, notes, loan or credit agreements, or other agreements relating to the borrowing of money by Bridgestone, the LLCs or Label Systems, Inc., the direct or indirect guarantee or assumption by Bridgestone, the LLCs or Label Systems, Inc. of any obligations of others, or the direct or indirect guarantee or assumption by any party of any obligation of Bridgestone, the LLCs or Label Systems, Inc., including any agreement that has economic effect, although not the legal form of any of the foregoing.

                    4.19.1.6 Agreements relating to the acquisition or disposition of assets, other than in the ordinary course of business.

                    4.19.1.7 Agreements relating to the acquisition or disposition of any interests in any business enterprise.

                    4.19.1.8 Agreements concerning the management or operation of any real property (other than routine maintenance contracts).

                    4.19.1.9 Long term supply agreements and purchase commitments.

                    4.19.1.10 Broker, distributor, dealer, sales, agency, and
               research and development agreements.

                    4.19.1.11 Sales promotion, advertising, market research,
               marketing, consulting, maintenance, service, and repair agreements (except any such agreements that can be terminated by the company without penalty on 30 days notice).

                    4.19.1.12 Partnership, joint venture, and profit sharing
               agreements.

                    4.19.1.13 Agreements with any federal, state or local
               government entity.

                    4.19.1.14 Agreements relating to the release or disposal of hazardous material.

                    4.19.1.15 Agreements that involve the performance of
               services or delivery of goods or materials by Bridgestone, the LLCs, or Label Systems, Inc. of an amount or value in excess of $500.00.

                    4.19.1.16 Agreements in the nature of a settlement or
               conciliation arising out of any claim asserted by any other person.

                    4.19.1.17 Agreements containing any covenant limiting the
               freedom of the company to engage in any line of business or to compete with any other person in any geographic area or during any period of time.

                    4.19.1.18 Licensing agreements, or other contracts with
               respect to patents, trademarks, copyrights, or other Intellectual Property (as defined in Section 4.26), including agreements with current or former employees, consultants, or contractors regarding the appropriation or the non-disclosure of any Intellectual Property.

                    4.19.1.19 Other agreements, whether or not made in the ordinary course of business, that are material to the business, assets, results of operations, condition (financial or otherwise), or prospects of Bridgestone, the LLCs or Label Systems, Inc.

               4.19.2 Correct and complete copies of the Contracts have been furnished to Buyer. Each such Contract is a valid and binding agreement of Bridgestone, the LLCs, or Label Systems, Inc., as the case may be, enforceable in accordance with its terms. Neither Bridgestone, the LLCs, nor Label Systems, Inc. is in breach of or in default under, nor has any event occurred which (with or without the giving of notice or the passage of time or both) would constitute a default by Bridgestone, the LLCs or Label Systems, Inc., as the case may be, under, any material provision of any of the Contracts, and neither Bridgestone, the LLCs, nor Label Systems, Inc. has received any notice from, or given any notice to, any other party indicating that Bridgestone, the LLCs or Label Systems, Inc., as the case may be, is in breach of or in default under any such provision of any such Contracts. To the best of each Seller's knowledge, no other party to any of such Contracts is in breach of or in default under such agreements, nor has any assertion been made by Sellers, Bridgestone, the LLCs or Label Systems, Inc. of any such breach or default.

               4.19.3 Neither Sellers, Bridgestone, the LLCs nor Label Systems, Inc., as the case may be, has received notice of any plan or intention of any other party to any Contracts to exercise any right of offset with respect to, or any right to cancel or terminate any Contract, and Sellers do not know of any fact or circumstance that would justify the exercise by any such other party of such a right other than automatic termination of such Contract in accordance with its terms. Neither Sellers, Bridgestone, the LLCs nor Label Systems, Inc., as the case may be, currently contemplates, or has reason to believe any other person currently contemplates, any amendment or change to any Contract.

          4.20 No Bankruptcy.  Neither Bridgestone, the LLCs, nor Label System,
               -------------
Inc. has filed for any form of relief under the United States Bankruptcy Code or analogous state laws, is insolvent, or has made a general assignment or composition with respect to creditors. No order, execution, or other process has been levied against Bridgestone, the LLCs or Label Systems, Inc. in any action taken to repossess goods in any material amount. No steps have been taken for the appointment of a receiver of any part of Bridgestone's, the LLCs' or Label Systems, Inc.'s property.

          4.21 Tax Returns.  Except as set forth on Schedule 4.21, Bridgestone,
               -----------
the LLCs and Label Systems, Inc. have each timely filed all tax returns, information returns, and reports, required to be filed by them with all taxing authorities to which they are subject. Imaging, LLC is newly formed and has not yet been required to file tax returns and reports.

     Except for accruals for payroll taxes payable, income taxes payable, and deferred taxes as set forth in the Latest Balance Sheets (collectively, the "Accrued Taxes"), Bridgestone, the LLCs and Label Systems, Inc. has paid in full all taxes (including taxes withheld from employees' salaries and other withholding taxes and obligations), interest, penalties, assessments and deficiencies owed by Bridgestone, the LLCs or Label Systems, Inc. to all taxing authorities. Complete and correct copies of (a) the income tax returns of Bridgestone, the LLCs and Label Systems, Inc. since ________, 19___, as filed by Bridgestone, the LLCs or Label Systems, Inc., as the case may be, with the Internal Revenue Service (the "IRS"), and all state taxing authorities (collectively, the "Returns"), (b) all audit reports received by Bridgestone, the LLCs or Label Systems, Inc. during the last five years and issued by the IRS or any state taxing authorities, and (c) all consents and agreements entered into by Bridgestone, the LLCs or Label Systems, Inc. during the last five years with the IRS or any state taxing authorities (collectively, the "Tax Agreements") have been furnished to the Buyer. All information reported on the Returns is true, accurate, and complete. All claims by the IRS or any state taxing authority for taxes due and payable by Bridgestone, the LLCs or Label Systems, Inc. have been paid by Bridgestone, the LLCs or Label Systems, Inc. The provisions for the accrued taxes are adequate for the payment of all of Bridgestone, the LLCs or Label Systems, Inc., as the case may be, liabilities for unpaid taxes (whether or not disputed). All federal income tax returns required to be filed by Bridgestone, the LLCs or Label Systems, Inc. have either been examined by the IRS, or the period during which any assessments may be made by the IRS has expired without waiver or extension for all years through Bridgestone's fiscal year ended ________, 19___, the LLCs's fiscal year ended __________, 19___, and Label Systems, Inc.'s fiscal year ended ________, 19___, and any deficiencies or assessments claimed or made have been paid, settled, or fully provided for in the Latest Financial Statements. Sellers are not aware of any action, pending or contemplated, by any taxing authority to collect any outstanding taxes due.

          4.22 Environmental Liability.
               -----------------------

               4.22.1.1 Except as disclosed on Schedule 4.22, and except as such would not have a Material Adverse Effect:

                    4.22.1.1 The properties, operations, and activities of Bridgestone, the LLCs and Label Systems, Inc. comply with all Applicable Environmental Laws (as defined below).

                    4.22.1.2 Bridgestone, the LLCs and Label Systems, Inc. and their properties, operations, and activities are not subject to any existing, pending, or, to the best of each Seller's knowledge, threatened proceeding, action, or investigation under, or to any remedial obligations under, any Applicable Environmental Laws.

                    4.22.1.3 All permits, if any, required to be obtained by Bridgestone, the LLCs or Label Systems, Inc. under any Applicable Environmental Laws in connection with any aspect of Bridgestone, the LLCs or Label Systems, Inc. business, including without limitation those relating to the treatment, storage, disposal, or release of a hazardous material (as defined below), have been duly obtained and are in full force and effect, and Bridgestone, the LLCs, and Label Systems, Inc. are in compliance with the terms and conditions of all such permits.

                    4.22.1.4 Bridgestone, the LLCs and Label Systems, Inc. have each satisfied and is currently in compliance with all Applicable Environmental Laws, and neither Bridgestone, the LLCs nor Label Systems, Inc. has received any notice of noncompliance with an Applicable Environmental Laws.

                    4.22.1.5 There are no physical or environmental conditions existing on any property owned or leased by Bridgestone, the LLCs or Label Systems, Inc. or resulting from their operations or activities, past or present, at any location, that would give rise to any on-site or off-site remedial obligations under any Applicable Environmental laws.

                    4.22.1.6 Since the effective date of the relative requirements of Applicable Environmental Laws, all hazardous materials generated by Bridgestone, the LLCs or Label Systems, Inc. or used in connection with their properties, operations, or activities have been transported only by carriers authorized under Applicable Environmental Laws to treat, store, or dispose of such materials, and, to the best of each Seller's knowledge, such carriers and facilities have been and are operating in compliance with such authorizations and are not the subject of any existing, pending, or threatened proceeding, action, or investigation in connection with any Applicable Environmental Laws.

                    4.22.1.7 There has been no exposure of any person or property to hazardous materials, nor has there been any release of hazardous materials into the environment, by Bridgestone, the LLCs or Label Systems, Inc. or in connection with their properties, operations, or activities that could reasonably be expected to give rise to any claim for damages or compensation.

                    4.22.1.8 Bridgestone, the LLCs and Label Systems, Inc. have each made available to Buyer all internal and external environmental audits and studies and all correspondence on substantial environmental matters in the possession of Bridgestone, the LLCs or Label Systems, Inc. relating to any of their current or former properties, operations, or activities.

               4.22.2 For purposes of this Agreement, "Applicable Environmental Laws" mean any and all laws pertaining to health, safety, or the environment in effect in any and all jurisdictions in which Bridgestone, the LLCs or Label Systems, Inc. has conducted operations or activities or owned or leased property, including, without limitation, the Clear Air Act, as amended, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Rivers and Harbors Act of 1899, as amended, the Federal Water Pollution Control Act, as amended, the Occupational Safety and Health Act of 1970, as amended, the Resource Conservation and Recovery Act of 1976, as amended, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Hazardous Materials Transportation Act, as amended, any state law and other environmental conservation or protection laws.

          4.23 Compliance With Zoning and Planning Regulations.  The use of all
               -----------------------------------------------
of the material properties in or on which Bridgestone, the LLCs or Label Systems, Inc. conducts their businesses, and all material machinery and equipment therein and the conduct of any business therein complies in all respects with all applicable zoning and planning statutes, regulations and rules.

          4.24 Employment and Employment Practices.  Bridgestone, the LLCs and
               -----------------------------------
Label Systems, Inc. each is in full compliance, except for any such non-compliance which would not have a Material Adverse Effect, with all applicable laws respecting employment and employment practices, terms and conditions of employment, wages and hours, and nondiscrimination in employment and is not engaged in any prohibited unfair labor practice. There is no labor strike, dispute, slowdown, or work stoppage actually pending or threatened against or involving Bridgestone, the LLCs or Label Systems, Inc., nor has Bridgestone, the LLCs or Label Systems, Inc. experienced any work stoppage or any other labor dispute during the last three years, except for any of the above which would not have a Material Adverse Effect.

          4.25 Accounts Receivable.  All accounts receivable of Bridgestone, the
               -------------------
LLCs and Label Systems, Inc. are set forth on Schedule 4.25. Except to the extent reflected or reserved against in the Latest Balance Sheets, each of the accounts receivable reflected on Bridgestone's, the LLCs's or Label Systems, Inc.'s books and records (i) will have arisen out of sales in the ordinary course of business made by Bridgestone, the LLCs or Label Systems, Inc. in compliance with all applicable laws, rules and regulations, (ii) will be a valid obligation owing by the respective account debtor thereunder to Bridgestone, the LLCs or Label Systems, Inc., (iii) will not be subject to any valid defense, offset or counterclaim, and (iv) will be collectible in full in the ordinary course of business in an amount equal to not less than the face amount thereof without referral to an attorney or collection agency. Sellers have not received any notice or threat that any items previously shipped by Bridgestone, the LLCs or Label Systems, Inc., for which payment has not yet been received are to be returned for any reason, other than returns made in the ordinary course of business or reserved against in the Latest Balance Sheets, and Sellers have no reason to believe that unusual returns of any such items will occur subsequent to the Closing Date.

          4.26 Liabilities.  Schedule 4.26 sets forth a true and complete list
               -----------
for Bridgestone, the LLCs and Label Systems, Inc. of all of their respective outstanding or accrued obligations for or under (a) accounts payable, (b) taxes of any and all types, (c) interest,
(d) capital leases, and (e) other liabilities.

          4.27 Intellectual Property.  Except as set forth on Schedule 4.27,
               ---------------------
neither Bridgestone, the LLCs nor Label Systems, Inc. has any material patents, patent rights, patent applications, licenses of intellectual property as licensee, trademarks, trademark rights, trade names, trade name rights, service mark rights, copyrights, unpatented discoveries, processes, or inventions or similar rights (collectively the "Intellectual Property"), nor requires any such rights in order to conduct their businesses. Unless otherwise indicated on
Schedule 4.27, Bridgestone, the LLCs or Label Systems, Inc. owns the entire right, title, and interest in and to the Intellectual Property and technology used in their businesses (including, without limitation, the exclusive right to use and license same) and each item constituting part of the Intellectual Property which is owned by Bridgestone, the LLCs or Label Systems, Inc., has been, to the extent indicated on Schedule 4.27, duly registered with, filed in or issued by the trademark or patent office or such other governmental entity, domestic or foreign, as are indicated on Schedule 4.27, and such registrations, filings and issuances remain in full force and effect, except where the failure to be so registered, filed or issued and in full force and effect, would not have a Material Adverse Effect. Except as stated on Schedule 4.27, or as would not have a Material Adverse Effect, there are no pending or threatened proceedings or litigation or other adverse claims affecting or with respect to the Intellectual Property. To the best of each Seller's knowledge, each of Bridgestone's, the LLCs' or Label Systems, Inc.'s rights to its proprietary software is free and clear of any claims of any employees, consultants, or outside programmers. Schedule 4.27 lists all notices of or claims received by Sellers, Bridgestone, the LLCs or Label Systems, Inc., during the past two years that claim infringement, contributory infringement, inducement to infringe, misappropriation or breach by Bridgestone, the LLCs or Label Systems, Inc. of any domestic or foreign patent, patent application, patent, software or know-how license, trade name, trademark, copyright, service mark, trademark registration or application, service mark registration or application, copyright registration or application, trade secret or other confidential proprietary information. Except as disclosed on Schedule 4.27, or as would not have a Material Adverse Effect, to the best of each Seller's knowledge after due investigation and inquiry, neither Bridgestone, the LLCs nor Label Systems, Inc. is infringing, or otherwise acting adversely to, the right of any person under or in respect to any patent, license, trademark, trade name, service mark, copyright, or similar intangible right.

          4.28 Insurance.  Schedule 4.28 lists all of the insurance policies of
               ---------
Bridgestone, the LLCs and Label Systems, Inc., (except health insurance and disability insurance policies), setting forth with respect to each policy, the name of the insurer, a description of the policy, the dollar amount of coverages, the amount of premium, the date through which all premiums have been paid, and the expiration date. Copies of all such insurance policies have been furnished to Buyer. Each insurance policy relating to the insurance listed on
Schedule 4.28, is in full force and effect, is valid and enforceable, and Bridgestone, the LLCs or Label Systems, Inc., as the case may be, is not in breach or in default under any such policy. Sellers, Bridgestone, the LLCs or Label Systems, Inc., has or have not received any notice of or any reason to believe that there is or has been any actual, threatened, or contemplated termination or cancellation of any insurance policy listed on
Schedule 4.28. Except as listed on Schedule 4.28, no claims have been made under any such insurance policy. Neither Bridgestone, the LLCs nor Label Systems, Inc. has or have failed to give any notice or to present any claim under any insurance policy in a due and timely fashion.

          4.29 Employee Benefit Plans.  Except as listed on Schedule 4.29,
               ----------------------
Bridgestone, the LLCs or Label Systems, Inc. has or have not adopted any retirement, profit sharing, deferred compensation, stock option, bonus, group or individual medical, dental, health, life insurance, survival benefit, or similar plan or arrangement covering all or any of their employees. Copies of such plans, identified on Schedule 4.29, have been furnished to Buyer. Each of the arrangements set forth on Schedule 4.29 is referred to as an "Employee Benefit Plan." Each Employee Benefit Plan is and has been maintained and operated in compliance in all material respects with the terms of the respective plans and with the requirements imposed by applicable law. Except as set forth on
Schedule 4.29, there is no pending or threatened legal action, proceeding, or investigation, other than routine claims for benefits, concerning any Employee Benefit Plan or any fiduciary or service provider and to the best of each Seller's knowledge, there is no basis for any such legal action or proceeding. Except as set forth on Schedule 4.29, there is no liability, contingent or otherwise, for any Employee Benefit Plan other than insurance premiums satisfied in due course. Each Employee Benefit Plan for which a separate fund is or is required to be maintained, has been fully funded as required by the terms of the Plan as of the end of the most recently completed plan year. The execution of this Agreement and the consummation of the transactions contemplated will not result in (a) any payment (whether severance pay or otherwise) becoming due from any Employee Benefit Plan, or result in the vesting, acceleration of payment, or increases in the amount of benefit, or (b) the employees, officers, and/or directors of Buyer, as the owner of the Bridgestone Stock or the LLC Interests, becoming eligible to receive benefits under such Employee Benefit Plans pursuant to the terms of such Plans or under applicable law.

          4.30 Warranty Claims.  Except as listed on Schedule 4.30, there are no
               ---------------
material unresolved claims or claims asserted or threatened by Bridgestone's, the LLCs' or Label Systems, Inc.'s customers for breach of express or implied warranty, misrepresentation, or any other claims based on a defect in or failure of services or products sold or leased by Bridgestone, the LLCs or Label Systems, Inc.

          4.31 Computer Programs.  To the best knowledge of the Sellers, all
               -----------------
computer or computer related hardware or software of Bridgestone, the LLCs and Label Systems, Inc. (the "Computer System") is millennium compliant. For purposes of this section "millennium compliant" means that the Computer System
(a) allows for the input of all dates in a four-digit format; (b) provides date output in a four-digit format; (c) accommodates same-century and multi-century date related formulas and calculations (including leap year calculations); (d) function accurately and without interruption before, during, and after January 1, 2000, and (e) responds to two-digit date input in a way that resolves any ambiguity as to century.

          4.32 No Finder's Fee.  No finder, broker, agent, or other intermediary
               ---------------
has acted for or on behalf of any Seller in connection with the negotiation or consummation of the transactions contemplated hereby.

          4.33 Illegal Payments.  To the best knowledge of Sellers, none of
               ----------------
Sellers, Bridgestone, the LLCs, Label Systems, Inc., or any director, officer, manager, employee, or agent of Sellers, Bridgestone, the LLCs or Label Systems, Inc., has, directly or indirectly, paid or delivered any fee, commission, or other sum of money or item of property however characterized to any broker, finder, agent, government official, or other person, in the United States or any other country, in any manner related to the business or operations of Bridgestone, the LLCs or Label Systems, Inc., which Sellers, Bridgestone, the LLCs or Label Systems, Inc., or any such director, officer, employees, or agent knows or has reasons to believe to have been illegal under any foreign, federal, state or local law.

          4.34 Shareholder Notes.  Some or all of the Sellers are holders of
               -----------------
promissory notes issued by Bridgestone in their favor; with the principal amounts and accrued interest due thereunder as set forth in Schedule 4.34. Copies of the Shareholder Notes have been delivered to Buyer. The Shareholder Notes were duly authorized and constitute the valid and binding agreements of Bridgestone. Upon consummation of the transactions contemplated hereby, Buyer will acquire from Sellers all of Sellers' right, title, and interest in the Shareholder Notes, free and clear of all liens, pledges, security interests, or other encumbrances.

          4.35 Full Disclosure.  Sellers have provided Buyer with full access to
               ---------------
all books, accounts, records, and documents of or relating to Bridgestone, the LLCs and Label Systems, Inc., their businesses and assets and have accurately represented to Buyer the state of the business of each of Bridgestone, the LLCs and Label Systems, Inc. and the state and quality of the customer relationships of each Bridgestone, the LLCs and Label Systems, Inc. No representation or warranty of Sellers contained in this Agreement contains any untrue statement of a material fact or omits any material fact necessary to make the statements contained herein or therein not false or misleading. There is no fact presently known to Sellers that materially or adversely affects or in the future may materially or adversely affect the business, assets, or operations of Bridgestone, the LLCs or Label Systems, Inc. that has not been set forth in this Agreement. This representation is subject to unforeseen future events not in Sellers' reasonable control.

     5.   REPRESENTATIONS AND WARRANTIES OF SELLERS WITH RESPECT TO THE
          -------------------------------------------------------------
ACQUISITION OF THE SHARES.  In connection with the Sellers' acquisition of OpSec
-------------------------
Stock, and any additional acquisition of OpSec Stock as provided in Section 3.5 (collectively, the "Shares"), each Seller represents and warrants as follows:

          5.1  Sophistication; Investment Intent.  Seller possesses the
               ---------------------------------
experience and sophistication as an investor which are adequate for the evaluation of the merits and risks of the investment in the Shares. Seller has determined that the acquisition of the Shares is appropriate for Seller. Seller is acquiring the Shares for his own account, for investment, and not as a distributor of securities.

          5.2  Availability of Public Documents.  Seller acknowledges that Buyer
               --------------------------------
     has made available to Seller copies of Buyer's annual report on Form 10-KSB for the year ended March 31, 1999, and any current reports on Form 8-K filed to date (collectively, the "Public Documents"). Except as set forth in the Public Documents, no representations, assurances, or warranties have been made to the Seller, by Buyer, or by any of its officers, directors, agents, employees, or affiliates, nor anyone else on its behalf, concerning, among other things, future profitability of Buyer, or the tax consequences of the Seller's ownership of the Shares, and in acquiring the Shares, the Buyer is not relying upon any information, other than that contained in the Public Documents, and the results of his own independent investigation.

          5.3  Unregistered Shares.  Seller is aware that the Shares have not
               -------------------
     been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws or regulations in reliance upon exemptions under the Securities Act and under exemptions under state law. The Seller understands that he may not sell the Shares unless they are registered or if an exemption from registration under the Securities Act, such as by reason of Rule 144 thereunder, and any applicable state securities laws or regulations, is available; the availability of which must be established to the satisfaction of Buyer.

          5.4  Restrictive Legend.  Seller agrees that a legend may be placed on
               ------------------
     any certificate or certificates evidencing the Shares, stating the Shares have not been registered under the Securities Act and setting forth or referring to the restrictions on transfers on sales thereof; and Buyer may place stop transfer instructions against the Shares and the certificates evidencing the Shares to restrict their transfer, except as prescribed by the Securities Act.

          5.5  Opportunity to Discuss Terms.  Sellers have been provided the
               ----------------------------
     opportunity to discuss the terms and conditions of the Shares and the business of Buyer and with members of Buyer's management and to review all relevant financial information, books, records, and other information concerning Buyer and the Shares, including the Public Documents, such that the Seller is familiar with the business, finances, and general prospects for the future of the Buyer which they may consider significant for the purposes of making an investment in the Shares.

     6.   REPRESENTATIONS AND WARRANTIES OF BUYER.  Buyer represents and
          ---------------------------------------
warrants to Sellers as follows:

          6.1  Good Standing; Organization.  Buyer is a corporation duly
               ---------------------------
     organized, validly existing, and in good standing under the laws of the state of Colorado, and has the power and authority to execute and perform this Agreement.

          6.2  Authority; Binding Obligation.  Buyer has, by all necessary
               -----------------------------
     corporate actions, duly authorized the execution and performance of this Agreement. This Agreement and each document executed by Buyer in connection herewith constitute the valid and binding obligation of Buyer, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and other laws affecting the rights of creditors generally, and the discretion of the courts in granting equitable remedies. Buyer's execution of this Agreement will not conflict with, result in a breach of any provision of, or default under any contractual or other obligation to which Buyer is a party or by which Buyer is bound, and will not conflict with any provision of Buyer's Articles of Incorporation or Bylaws.

          6.3  Governmental Consents.  No consent, approval or authorization of,
               ---------------------
or registration, designation, or filing with any governmental authority, federal or other, on the part of Buyer, is required in connection with the consummation of the transactions contemplated by this Agreement.

          6.4  Capitalization.  The authorized capital stock of Buyer consists
               --------------
of 17,500,000 shares, 15,000,000 of which are designated common stock, par value $.005 per share, and 2,500,000 of which are designated preferred stock, par value $.01 per share, 15,000 of which are designated Series B 8% Cumulative Convertible Exchangeable Preferred Voting Stock. All outstanding shares of the capital stock of Buyer have been validly issued and are fully paid and nonassessable, and no shares of capital stock of Buyer have been issued in violation of any pre-emptive or similar rights.

          6.5  No Violation.  The execution, delivery, and performance of this
               ------------
Agreement and the consummation of the transactions contemplated hereby by Buyer will not conflict with or result in a breach of any provision of or default under, or give rise to any right of termination, cancellation, or acceleration under the terms of (a) Buyer's charter, Bylaws, or other governing instruments;
(b) any bond, mortgage, lien, lease, note, agreement, contract, commitment, license, permit or other instrument to which Buyer is a party; (c) any law, rule or regulation; or (d) any judgment, order, writ, injunction or decree of any court, administrative agency or governmental body, domestic or foreign, except for such consents or waivers which have already been obtained and are in full force and effect.

          6.6  Litigation.  Except as set forth in the Public Documents, there
               ----------
are no material legal proceedings pending to which the Buyer is a party or to which any of its properties are subject.

          6.7  No Bankruptcy.  Buyer has not filed for any form of relief under
               -------------
the United States Bankruptcy Code or analogous state laws. Buyer is not insolvent, nor has it made a general assignment or composition with respect to creditors. No order, execution, or other process has been levied against Buyer in any action taken to repossess goods in any material amount. No steps have been taken for the appointment of a receiver of any part of Buyer's property.

          6.8  No Finder's Fee.  Except for the Nassau Group, for whose fees, if
               ---------------
any, Buyer shall be responsible, no finder, broker, agent or other intermediary has acted for or on behalf of Buyer in connection with the negotiation or consummation of the transactions contemplated hereby.

          6.9  Investment Intent.  Buyer is acquiring the Bridgestone Stock and
               -----------------
     the LLC Interests for its own account, for investment, and not as a distributor of securities. Buyer is aware that the Bridgestone Stock and the LLC Interests have not been registered under the Securities Act, or any state securities laws and that such shares cannot be resold or otherwise disposed of, except in compliance with applicable federal and state securities laws.

     7.   COVENANTS OF SELLERS.
          --------------------

          7.1  Access to Information.  Between the date of this Agreement and
               ---------------------
     the Closing, Sellers shall (i) give Buyer and its authorized representatives reasonable access to all employees, all plants, offices, warehouses, and other facilities, and all books and records, of Bridgestone, the LLCs and Label Systems, Inc.; (ii) permit Buyer and its authorized representatives to make such inspections as they may reasonably require; (iii) permit Buyer and its authorized representatives to speak directly to customers of Bridgestone, the LLCs and Label Systems, Inc.; and
     (iv) cause Bridgestone's and the LLCs' managers, and Label Systems, Inc.'s officers to furnish Buyer and its authorized representatives with such financial and operating data and other information with respect to Bridgestone, the LLCs and Label Systems, Inc. as Buyer may from time to time reasonably request; provided, however, that neither any investigation conducted by Buyer pursuant to this section nor the results thereof shall affect any representation or warranty of Sellers contained in this Agreement or in any agreement, instrument, or document delivered pursuant hereto or in connection herewith or Buyer's ability to rely thereon; and provided further that Sellers shall have the right to have a representative present at all times of any such inspections, interviews, and examinations conducted at or on the offices or other facilities or properties of Bridgestone, the LLCs or Label Systems, Inc.

          7.2  Conduct of Business.  During the period from the date of this
               -------------------
     Agreement to the Closing Date, or the date, if any, on which this Agreement is earlier terminated, and except as otherwise authorized by the Buyer, Bridgestone, the LLCs and Label Systems, Inc. shall operate their businesses in the normal course and in a manner consistent with prudent business practice. Sellers shall use their best efforts to maintain satisfactory relationships with licensors, suppliers, distributors, lessors, customers, and others having business relationships with Bridgestone, the LLCs or Label Systems, Inc. Except as may be first approved by Buyer, or as is otherwise permitted or required by this Agreement, Sellers will cause Bridgestone, the LLCs and Label Systems, Inc. to refrain from making any pension, retirement or insurance payment or arrangement, and from agreeing to pay any bonus to accrue after the date of this Agreement to or with any such persons except those that may have already been accrued; and refrain from entering into any contract or commitment, or buy, sell, or transfer inventory or equipment, except in the ordinary course of business. During the period from the date of this Agreement to the Closing Date, Buyer and Sellers shall confer on a regular and frequent basis to report material operational matters and to report the general status of ongoing operations. Sellers shall notify Buyer of any unexpected emergency. Sellers shall not change the normal course of the business of Bridgestone, the LLCs and Label Systems, Inc. or the operation of their properties without the prior consent of the Buyer. Sellers shall notify Buyer promptly of any governmental complaints, investigations, or hearings (or communications indicating that the same may be contemplated), adjudicatory proceedings, budget meetings, or submissions involving any material property of Bridgestone, the LLCs and Label Systems, Inc., keep Buyer fully informed of and allow Buyer to participate in such events, and provide Buyer's representatives prompt access to all materials prepared in connection therewith.

          7.3  Acquisition Proposals.  From and after the date of this Agreement
               ---------------------
until the earlier of the Closing or the termination of this Agreement, neither the Sellers nor any affiliate, director, officer, manager, employee, or representative of Bridgestone, the LLCs or Label Systems, Inc. shall, directly or indirectly, (i) solicit, initiate, or knowingly encourage any Acquisition Proposal (as hereinafter defined) or (ii) engage in discussions or negotiations with, or disclose any nonpublic information relating to Bridgestone, the LLCs or Label Systems, Inc., to any person that is considering making or has made an Acquisition Proposal. Sellers, shall, and shall cause Bridgestone, the LLCs and Label Systems, Inc., to immediately cease and cause to be terminated any existing activities, discussions, or negotiations with any persons conducted heretofore with respect to any Acquisition Proposal and shall promptly request each such person who has previously entered into a confidentiality agreement in connection with an Acquisition Proposal to return to Sellers all confidential information previously furnished to such person by or on behalf of Sellers, Bridgestone, the LLCs or Label Systems, Inc. If Sellers, Bridgestone, the LLCs or Label Systems, Inc., shall hereafter receive any Acquisition Proposal, Seller shall immediately communicate the terms of such proposal to Buyer. The term "Acquisition Proposal", as used in this Section 7.3 means any offer or proposal for or any indication of interest in, a merger or other business combination involving Bridgestone, the LLCs or Label Systems, Inc. or the acquisition of any equity interest in, or substantial portion of the assets of Bridgestone, the LLCs or Label Systems, Inc. other than the transactions contemplated by this Agreement.

          7.4  Third Party Consents.  Sellers shall, and shall cause
               --------------------
Bridgestone, the LLCs and Label Systems, Inc. to, use their reasonable best efforts to obtain all consents, approvals, orders, authorizations, and waivers of, and to effect all declarations, filings, and registrations with all third parties (including all governmental entities) that are necessary, required, or deemed by Buyer to be desirable to enable Sellers to transfer the Bridgestone Stock and the LLC Interests to Buyer and to complete the transactions contemplated hereby. All costs and expenses of obtaining or effecting any and all of the consents, approvals, orders, authorizations, waivers, declarations, filings, and registrations referred to in this Section 7.4 shall be borne by Sellers.

     8.   ADDITIONAL AGREEMENTS AND COVENANTS.
          -----------------------------------

          8.1  Reasonable Best Efforts.  Each party agrees that it will not
               -----------------------
voluntarily undertake any course of action inconsistent with the provisions or intent of this Agreement and will use its or his reasonable best efforts to take, or cause to be taken all action and to do, or cause to be done, all things reasonably necessary, proper, or advisable under applicable law to consummate the transactions contemplated by this Agreement, including, without limitation, (i) cooperation in determining whether any consents, approvals, orders, authorizations, waivers, declarations, filings, or registrations of or with any governmental entity or third party are required in connection with the consummation of the transactions contemplated hereby; (ii) reasonable best efforts to defend, and cooperation in defending, all lawsuits or other legal proceedings challenging this Agreement or the consummation of the transactions contemplated hereby; (iii) reasonable best efforts to cause to be lifted or rescinded any injunction or restraining order or other order adversely affecting the ability of the parties to consummate the transactions contemplated hereby; and (iv) the execution of any additional instruments necessary to consummate the transactions contemplated hereby. Each Seller shall cooperate with and assist Buyer and its authorized representatives in order to provide an efficient and orderly transfer of the Bridgestone Stock and the LLC Interests and to avoid any undue interruption in the activities and operations of the business of Bridgestone, the LLCs or Label Systems, Inc. following the Closing.

          8.2  Performances.  As of the date of this Agreement, Buyer represents
               ------------
that, to its present knowledge, there is nothing that would prevent it from satisfying its contractual obligations hereunder during the period from the Effective Date to the date which is 27 months after the Effective Date, or the date, if any, on which this Agreement is earlier terminated, subject to unforeseen circumstances and events not within Buyer's reasonable control.
Buyer covenants that it has (or will have subsequent to the Effective Date) the skills, expertise, know-how, and other resources to perform its obligations hereunder and manufacture those products contemplated hereby such that Bridgestone is able to adequately service those existing clients and prospective clients listed on Schedules 2.1-1 and 2.1-2, subject to unforeseen circumstances and events not within Buyer's reasonable control.

          8.3  Confidentiality.  Between the date of this Agreement and the
               ---------------
Closing, each party shall hold in confidence all information obtained in the course of such party's investigation and due diligence review in connection with this Agreement, on the terms and subject to the conditions contained in the Confidentiality Agreement between the Buyer and Bridgestone dated October 23, 1998, as amended thereafter.

          8.4  Amendment of Schedules.  Each party agrees that, with respect to
               ----------------------
the representations and warranties of such party contained in this Agreement, such party shall have the continuing obligation until the Closing to supplement or amend promptly the Schedules hereto with respect to any matter hereafter arising or discovered which, if existing or known at the date of this Agreement, would have been required to be set forth or described in the Schedules. For all purposes of this Agreement, including without limitation for purposes of determining whether the conditions set forth in Section 9.1 and 10.1 have been fulfilled, the Schedules hereby shall be deemed to include only that information contained therein on the date of this Agreement and shall be deemed to exclude all information contained in any supplement or amendment thereto; provided, however, that if the Closing shall occur, then for purposes of Section 15.2, no right of indemnification exists for Buyer for any matter which was corrected pursuant to any such supplement or amendment at or prior to Closing.

          8.5  Motorola Supply Agreement.  At or before Closing, Buyer and Label
               -------------------------
Systems, Inc. intend to enter into a supply agreement pursuant to which Buyer will supply all of Label Systems, Inc.'s requirements for embossed holographic materials for use in servicing the Label Systems, Inc. Motorola account (the "Motorola Supply Agreement"). The Motorola Supply Agreement will be substantially in the form attached hereto as Exhibit E.

          8.6  Transition Services Agreement.  At Closing, the parties will
               -----------------------------
execute an agreement under which Sellers will provide Bridgestone with transitional services (the "Transitional Services Agreement"). The Transitional Services Agreement will be substantially in the form attached hereto as Exhibit F.

          8.7  Non-Competition, Confidentiality and Cross-Marketing Agreements.
               ---------------------------------------------------------------
At Closing, the parties will execute a non-competition, confidentiality and cross-marketing agreement (the "Non-Competition Agreements") concerning holographic and photo polymer products of the type manufactured and supplied by Sellers as of Closing. The Non-Competition Agreements will be substantially in the form attached hereto as Exhibits G-1 and G-2.

          8.8  Options to Purchase Imaging, LLC and Label Systems, LLC.   The
               -------------------------------------------------------
parties will execute option agreements (the "Option Agreements") at Closing pursuant to which Buyer will be entitled to purchase all of the membership interests of Imaging, LLC and Label Systems, LLC, to the extent not owned directly or indirectly by Buyer. The Option Agreements will be substantially in the form attached hereto as Exhibits H-1 and H-2 respectively.

          8.9  Zucker Employment Agreement.   At Closing, Bridgestone and Zucker
               ---------------------------
will enter into an employment agreement for a period of at least one year after the Closing Date, pursuant to which Zucker will provide customer support services. The Zucker employment agreement will be substantially in the form attached hereto as Exhibit I.

          8.10 Zubretsky and Felis Employment Agreements.   Label Systems, Inc.
               -----------------------------------------
will enter into employment agreements with Zubretsky and Felis in form and content satisfactory to Buyer. Compensation for each of Zubretsky and Felis shall be at $200,000 per year.

          8.11 Board Representation.   From and after the Effective Date, Buyer
               --------------------
shall be entitled to board representation on the Label Systems, Inc.'s board of directors and the LLCs' governing bodies equal to the greater of one seat, or the number of seats which represents Buyer's pro rata ownership interest in each of the LLCs. One such seat in each entity shall be occupied by Richard H. Bard. Sellers will, and will cause Label Systems, Inc. and the LLCs to execute agreements satisfactory to Buyer to confirm and evidence Buyer's right to the board representation required by this Section 8.13.

          8.12 Bridgestone Premises Leases.  On or before Closing, Sellers shall
               ---------------------------
or shall cause Bridgestone to terminate any and all of its real property leases effective as of the

Closing. Sellers shall be responsible for and shall indemnify and hold Buyer harmless from any and all termination fees or other amounts payable by Bridgestone or Sellers in connection with the termination of such leases. To the extent Buyer occupies any space leased or controlled by Sellers for more than 30 days after Closing, Buyer will pay Sellers the reasonable cost of such space.

          8.13 Certain Bridgestone Obligations.  On or before Closing, Sellers
               -------------------------------
shall or shall cause Bridgestone to pay and collect in full any and all intercompany debt or shareholder loans other than the Shareholder Notes.

          8.14 Closing Balance Sheet of Bridgestone.  Sellers shall deliver to
               ------------------------------------
Buyers a pro forma closing balance sheet of Bridgestone dated as of the Effective Date (the "Pro Forma Closing Balance Sheet") at least seven business days prior to the Closing. Within 60 days after Closing, Sellers shall make all adjustments necessary to the Pro Forma Closing Balance Sheet and shall submit a final unaudited balance sheet of Bridgestone as of the Effective Date, prepared in accordance with generally accepted accounting principles (the "Final Closing Balance Sheet"). The Pro Forma Closing Balance Sheet and the Final Closing Balance Sheet shall not reflect any selling costs related to this Agreement which are an obligation of the Sellers under Article 12 of this Agreement. The Final Closing Balance Sheet shall be reviewed by Buyer's independent public accountants and shall be deemed accepted by Buyer unless Buyer notifies the Sellers in writing that it objects to the Final Closing Balance Sheet within 30 business days of receipt of the Final Closing Balance Sheet. If Buyer objects, and the parties do not resolve the objection within 15 days, the objection will be resolved by mandatory arbitration no later than 60 days after receipt of Buyer's objections.

          8.15 Inventory Count.  For purposes of preparing the Final Closing
               ---------------
Balance Sheet, a physical count of the inventory owned by Bridgestone will be conducted by Bridgestone as of the Effective Date and a schedule thereof (an "Inventory Schedule") will be prepared by Bridgestone and verified by representatives of the Buyer. The Inventory Schedule will be delivered to Buyer with the Final Closing Balance Sheet. In making such physical count, the following items of inventory shall be excluded: (a) all items which are damaged or otherwise defective; (b) all items which are unsellable, discontinued, or obsolete; (c) all items which are missing any components; (d) all items which are not owned by Bridgestone but instead, are held in consignment from third parties; and (e) all items which any third party has any security or other interest that is not released other than any security interest relating to debt assumed by Buyer hereunder at or prior to closing.

          8.16 Receivables Schedule.  Bridgestone shall deliver to Buyer with
               --------------------
the Final Closing Balance Sheet, a schedule of its accounts receivable as of the Effective Date, each of which shall be separately identified and properly accrued on the books of Bridgestone as of the Effective Date. Each receivable shall be reduced by (i) the total amount of customer credits reflected on Bridgestone's books for the customers owing such receivable, and (ii) the amount of uncollected service charges reflected on Bridgestone's books as owing by the customer owing such receivable. Such schedule is referred to herein as the "Receivables

     Schedule." The Receivables Schedule shall set forth the respective dates as of which each of the receivables identified thereon was accrued on the books of Bridgestone the total amount and number of each the invoices to which such receivable relates, the total amount paid through the date of the Receivables Schedule with respect to each such invoice, the total amounts remaining to be paid under each such invoices, and the total amount of customer credits and uncollected service charges existing with respect to the customer owing such receivable. On or before delivery to Buyer of the Receivables Schedule, Bridgestone shall have invoiced each of the customers owing a receivable for the respective amounts owing by such customers as of the date of the Receivables Schedule.

          8.17 Customer Purchase Orders.  Sellers covenant and agree that they
               ------------------------
     shall furnish to Buyer, on or before the Closing, a schedule and copies of all outstanding customer purchase orders received by Bridgestone through the close of business on the Closing Date. Sellers covenant and agree that they shall cause Bridgestone not to accept any customer purchase order after the date hereof outside the ordinary course of business or involving an amount in excess of $25,000.00 unless such acceptance has been approved by the Buyer.

          8.18 Bridgestone Purchase Orders.  Bridgestone shall provide to Buyer
               ---------------------------
     on or before the closing a true and correct list of outstanding purchase orders of Bridgestone to its suppliers. Sellers covenant and agree that they shall cause Bridgestone not to place any purchase orders after the date hereof outside the ordinary course of business or involving an amount in excess of $25,000.00, unless such purchase orders have been approved by Buyer.

          8.19 Transfer of Assets of Photo Polymer Business.   No later than the
               --------------------------------------------
     Effective Date, Sellers shall cause all of the assets of the photo polymer business conducted or proposed to be conducted by Bridgestone, the LLCs or Label Systems, Inc. and described on Schedule 8.19 (the "Photo Polymer Business") to be transferred to Imaging, LLC. The assets to be transferred under this section are set forth on Schedule 8.19. The transfer shall be accomplished in a manner acceptable to Buyer, in its sole discretion.

          8.20 Releases.  Sellers shall execute releases substantially in the
               --------
     form attached as Exhibit J.

     9.   CONDITIONS PRECEDENT TO BUYER'S PERFORMANCE.  The obligation of Buyer
          -------------------------------------------
to close this Agreement is subject to the satisfaction of the following conditions at or before Closing except to the extent waived in writing by Buyer at Closing:

          9.1  Representations and Warranties True.  Except as otherwise
               -----------------------------------
     permitted by this Agreement, all representations and warranties of Sellers contained herein shall be correct on and as of the Effective Date and the Closing Date as though made at that time.

          9.2  Covenants and Agreements Performed.  Sellers shall perform or
               ----------------------------------
     cause to be performed, satisfy, and comply with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by them on or before Closing.

          9.3  Opinion of Counsel to Sellers.  Buyer shall have received an
               -----------------------------
     opinion of Wollmuth Maher & Deutsch LLP, legal counsel to Sellers, dated the Effective Date, in the form of Exhibit K.

          9.4  Approval of Counsel to Buyer.  All legal matters in connection
               ----------------------------
     with the consummation of the transactions contemplated hereby and all agreements, instruments, and documents delivered in connection therewith shall be reasonably satisfactory in form and substance to Lohf, Shaiman & Jacobs, P.C., legal counsel to Buyer.

          9.5  Due Diligence.  The due diligence review relating to any customer
               -------------
     meetings or business strategy discussions to be conducted by Buyer subsequent to the date hereof and prior to Closing with respect to Bridgestone, the LLCs, and Label Systems, Inc. shall have been completed and the results thereof shall be reasonably satisfactory to Buyer and its counsel. The representations and warranties of Sellers shall remain binding and enforceable, notwithstanding Buyer's satisfaction with its due diligence review, and shall be unaffected by any information actually or allegedly discovered, or able to be discovered, during such review.

          9.6  Other Documents.  Each document required to be delivered pursuant
               ---------------
     to Section 8 on or before Closing must have been delivered.

          9.7  Legal Proceedings.  No proceeding shall, on the Effective Date,
               -----------------
     be pending or threatened seeking to restrain, prohibit, or obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby.

          9.8  Consents.  Buyer shall have obtained all necessary approvals from
               --------
     its directors, shareholders, lenders, and state, municipal, and other governmental authorities.

     10.  CONDITIONS PRECEDENT TO SELLERS' PERFORMANCE.  The obligation of
          --------------------------------------------
Sellers to close this Agreement is subject to the satisfaction of the following conditions at or before Closing except to the extent waived in writing by Sellers at Closing:

          10.1 Representations and Warranties True.  Except as otherwise
               -----------------------------------
permitted by this Agreement, all representations and warranties of Buyer contained herein shall be correct on and as of the Effective Date as though made at that time.

          10.2 Covenants and Agreements Performed.  Buyer shall perform or cause
               ----------------------------------
to be performed, satisfy, and comply with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it on or before Closing.

          10.3 Approval of Counsel to Sellers.  All legal matters in connection
               ------------------------------
with the consummation of the transactions contemplated hereby and all agreements, instruments, and documents delivered in connection therewith shall be reasonably satisfactory in form and substance to Wollmuth Maher & Deutsch LLP, legal counsel to Sellers.

          10.4 Opinion of Counsel to Buyer.  Sellers shall have received an
               ---------------------------
opinion of Lohf, Shaiman & Jacobs, P.C., legal counsel to Buyer, dated the Effective Date, in the form of Exhibit L.

          10.5 Other Documents.  Each document required to be delivered pursuant
               ---------------
to Section 8 on or before Closing must have been delivered.

          10.6 Legal Proceedings.   No proceeding shall, on the Effective Date,
               -----------------
be pending or threatened seeking to restrain, prohibit, or obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby.

     11.  CLOSING.
          -------

          11.1 General.  Closing of the transactions contemplated hereby shall
               -------
take place at the offices of Lohf, Shaiman & Jacobs, P.C., 950 South Cherry Street, Suite 900, Denver, Colorado 80246, or such other place as the parties determine, on or before October 15, 1999, unless extended by written agreement of the parties (the "Closing"; the date of such Closing, the "Closing Date"). All actions taken at Closing shall be considered effective as of September 30, 1999 (the "Effective Date"). All actions taken at Closing also has be deemed to be taken simultaneously and no document, agreement or instrument shall be considered to be delivered until all items which are to be delivered have been delivered.

          11.2 Closing Transactions.  At Closing, the following will occur:
               --------------------

               11.2.1 Sellers will execute and deliver a certificate, dated the Closing Date, certifying that (i) all of their warranties and representations are true, correct and enforceable as of the Closing Date, (ii) Sellers, Bridgestone, the LLCs or Label Systems, Inc., as the case may be, have performed and complied with all covenants and agreements required by this Agreement to be performed or complied with by them or it on or prior to the Closing Date.

               11.2.2 Buyer will deliver to Sellers, an opinion of Buyer's legal counsel.

               11.2.3 Label Systems, Inc. and Buyer will execute and deliver the Motorola Supply Agreement.

               11.2.4 Sellers and Buyer will execute and deliver the Non-Competition Agreements.

               11.2.5 Buyer and Zucker will execute and deliver the Employment Agreement.

               11.2.6 Sellers and Buyer will execute and deliver the Option Agreements.

               11.2.7 Buyer will pay the purchase price to the extent due at Closing as provided in Section 3.

               11.2.8 Buyer will execute and deliver to Sellers the Registration Rights Agreement.

               11.2.9 Sellers will deliver to Buyer, an opinion of Sellers' legal counsel.

               11.2.10 Buyer shall have received the certificates, instruments, and other documents listed below:

                    11.2.10.1 The certificates in Sellers' names representing
               the Bridgestone Stock and the LLC Interests, duly endorsed for transfer to Buyer and accompanied by appropriate stock powers.

                    11.2.10.2 The minute books, stock records, and corporate
               seal of Bridgestone, certified as complete and correct as of the Effective Date by the secretary or an assistant secretary of Bridgestone.

                    11.2.10.3 The written resignation from the board of
               directors of Bridgestone of each member of the board, such resignation to be effective concurrently with the Closing on the Effective Date.

                    11.2.10.4 The written resignation as an officer of
               Bridgestone, of each officer of Bridgestone, such resignation to be effective concurrently with the Closing on the Effective Date.

                    11.2.10.5 Releases executed by the Sellers.

               11.2.11 The parties will execute and deliver such other documents as may reasonably be required to carry out the intent of the transaction contemplated by this Agreement.

     12.  EXPENSES OF SALE.  Except as otherwise expressly provided in this
          ----------------
Agreement, each party shall be responsible for its or his own legal and accounting fees and other expenses incident to the preparation, execution, and performance of this Agreement and the transactions contemplated thereby.

     13.  BRIDGESTONE TAX MATTERS.
          -----------------------

          13.1 Liability for Taxes.
               -------------------

               13.1.1 Taxable Periods Ending on or Before the Effective Date.
                      ------------------------------------------------------
          Sellers shall be solely liable for, and shall indemnify and hold harmless Buyer, and Bridgestone against, all Taxes (as defined below) of Bridgestone due for all taxable years and periods ending on or before the Effective Date and for the portion of any Straddle Period (as defined below) ending on the Effective Date; provided, however, that Sellers shall not be liable for Taxes to the extent such Taxes are specifically and fully reserved on the Closing Balance Sheet. "Taxes" means any income taxes or similar assessments or any sales, excise, occupation, use, ad valorem, property, production, severance, transportation, employment, payroll, franchise, or other tax imposed by any United States federal, state, or local, or any foreign or provincial taxing authority, including any interest, penalties, or additions attributable thereto.

               13.1.2 Taxable Periods Commencing After the Effective Date.
                      ---------------------------------------------------
          Bridgestone shall be solely liable for all Taxes of Bridgestone for all Taxable years and periods commencing after the Effective Date. Bridgestone shall indemnify and hold harmless Sellers against any and all Taxes for any taxable year or taxable period commencing after the Effective Date due or payable by Bridgestone.

               13.1.13 Taxable Periods Commencing Before and Ending After the
                       ------------------------------------------------------
          Effective Date.  Buyer shall cause Bridgestone to pay all Taxes due
          --------------
          for any taxable year or taxable period commencing before and ending after the Effective Date (the "Straddle Period"). Sellers shall pay to Bridgestone an amount equal to the excess, if any, of (i) the Taxes that would have been due if the Straddle Period had ended on the Effective Date (using an interim-closing-of-the-books method except that exemptions, allowances, and deductions that are otherwise calculated on any annual basis (such as deductions for real estate Taxes, depreciation, and depletion) shall be apportioned on a per diem basis) over (ii) the sum of (a) the Taxes for the Straddle Period paid prior to the Effective Date by Bridgestone or by Sellers with respect to Bridgestone and (b) the Taxes reserved on the Final Closing Balance Sheet.

          13.2 Preparation and Filing of Tax Returns.
               -------------------------------------

               13.2.1 Taxable Periods Ending On or Before the Effective Date.
                      ------------------------------------------------------
          Sellers shall prepare and file all Tax Returns required to be filed with respect to Bridgestone for all taxable periods ending on or before the Effective Date.

               13.2.2 Taxable Periods Ending After the Effective Date. Buyer
                      -----------------------------------------------
          shall cause to be prepared and duly filed all tax returns of Bridgestone for taxable periods ending after the Effective Date. Buyer shall pay or cause to be paid all Taxes shown on such tax returns for all periods covered by such tax returns, except that to the extent any additional Taxes are due by Sellers for the Straddle Period, payment shall be made in accordance with Section 13.1.3.

          13.3  Cooperation, Records.  Buyer and Sellers shall furnish or cause
                --------------------
to be furnished to each other, upon request, as promptly as practicable, such information (including access to books and other records) and assistance as is reasonably necessary for the filing of any return, amended return or claim for refund, for the preparation for or conduct of any audit, and for the prosecution or defense of any claim, suit, or proceeding relating to any proposed Tax adjustment. Buyer and Sellers shall cooperate with each other in good faith in the preparation of all tax returns and in the conduct of any audit or other similar proceedings and each shall execute and deliver such powers of attorney and other documents as are necessary to carry out this intent. Each party shall provide the other with copies of all tax returns described in Sections 13.2.1 and 13.2.3 at least 10 days prior to the due date for filing such returns. The other party shall have the right to review such returns. Sellers and Buyer agree to consult and resolve in good faith any issues arising as a result of the review of such returns.

     14.  TERMINATION.
          -----------

          14.1 Termination.  This Agreement may be terminated and the
               -----------
transactions contemplated hereby abandoned at any time prior to the Closing in the following manner:

               14.1.1 By mutual written consent of Sellers and Buyer.

               14.1.2 By either Sellers, as a group, or Buyer, if (a) the Closing shall not have occurred on or before October 15, 1999; unless such failure to close shall be due to a breach of this Agreement by the party seeking to terminate this Agreement pursuant to this clause; or (b) there shall be any statute, rule, or regulation that makes consummation of the transactions contemplated hereby illegal or otherwise prohibited or a governmental entity shall have issued an order, decree, or ruling or taken any other action permanently restraining, enjoining, or otherwise prohibiting the consummation of the transactions contemplated hereby, and such order, decree, ruling, or other action shall have become final and nonappealable.

               14.1.3 By Sellers, if (i) any of the representations and warranties of Buyer contained in this Agreement shall not be true and correct when made or at any time prior to the Closing as if made at and as of such time, or (ii) Buyer shall have failed to fulfill any of its obligations under this Agreement, and, in the case of each of clauses (i) and (ii), such misrepresentation, breach of warranty, or failure (provided it can be cured) has not been cured within 30 days of actual knowledge thereof by Buyer, and such misrepresentation, breach of warranty, or failure has or may have a Material Adverse Effect.

               14.1.4 By Buyer, if (i) any of the representations and warranties of Sellers contained in this Agreement shall not be true and correct when made or at any time prior to the Closing as if made at and as of such time, or (ii) Sellers, Bridgestone, the LLCs, or Label Systems, Inc. shall have failed to fulfill any of its or their obligations under this Agreement, and, in the case of each of clauses (i) and
          (ii), such misrepresentation, breach of warranty, or failure (provided it can be cured) has not been cured within 30 days of actual knowledge thereof by Sellers, Bridgestone, the LLCs, or Label Systems, Inc., and such misrepresentation, breach of warranty, or failure has or may have a Material Adverse Effect.

          14.2 Effect of Termination.  In the event of the termination of this
               ---------------------
Agreement pursuant to Section 14.1 by Sellers or Buyer, written notice thereof shall forthwith be given to the other party specifying the provision hereof pursuant to which such termination is made, and this Agreement shall become void and have no effect, except that the agreements contained in this Section, in
Section 8.2 and in Article 12 shall survive the termination hereof. Nothing contained in this section shall relieve any party from liability for any breach of this Agreement.

        15.  SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION.
             --------------------------------------------

          15.1 Survival.  The right to make a claim for indemnification under
               --------
this Agreement, or any other claim for breach of Sellers' obligations hereunder through and including the Effective Date, shall survive the Closing for a period of 18 months except that a claim for indemnification under Section 13 shall continue to survive until the expiration date of the statute of limitations applicable to any indemnified liability thereunder. The time limitations set forth in this Section 15.1 shall not affect Buyer's right to assert claims for fraud or misrepresentation.

          15.2 Indemnification by Sellers.  Sellers  severally, in the
               --------------------------
proportions set forth in Schedule 15.2, shall defend, indemnify, and hold harmless Buyer, each director, officer, employee, or agent of Buyer, its subsidiaries, and each affiliate thereof, and their respective heirs, legal representatives, successors, and assigns (collectively, the "Buyer Group"), and will pay to the Buyer Group the amount of, any loss, liability, claim, damage (including incidental and consequential damages), expense (including costs of investigation and defense and reasonable attorneys' fees) or diminution of value, whether or not involving a third party claim (collectively, "Damages"), arising, directly or indirectly, from or in connection with (a) any inaccuracy in or breach of any of the representations, warranties, covenants, or agreements made by the Sellers, Bridgestone, the LLCs or Label Systems, Inc. contained in this Agreement, or in any certificate, instrument, or document delivered pursuant hereto; (b) the ownership, operation, management or use of Bridgestone, the LLCs or Label Systems, Inc., their businesses or assets prior to the Closing Date; (c) any products distributed or sold by Bridgestone, the LLCs or Label Systems, Inc. in connection with their businesses on or prior to the Closing Date; (d) the transfer to Label Systems, Inc. of any employee of Bridgestone; and (e) any acts or omissions of Bridgestone, the LLCs or Label Systems, Inc. prior to the Closing Date or any events or occurrences involving their assets, the operation of their businesses, or their employees or former employees taking place prior to the Closing Date. In the event of a claim by any creditor or other person or entity subject to this section, Buyer shall provide Sellers with written notice of such claim in the manner set forth in Section 16.1 below, within ten days of Buyer's receipt of the claim. Thereafter, Sellers shall have a period of five days within which to notify Buyer in the manner provided for in
Section 16.1, that they desire to intercede on Buyer's behalf and defend the claim at their sole cost (including without limitation, payment of any damages awarded or agreed to, interest, penalties, court costs, and attorneys' fees).
If Sellers fail to so notify Buyer and to defend the claim, Buyer may defend such claim at its cost and maintain an action against Sellers to recover all Damages. A claim for indemnification not involving a third party claim, may be served by written notice from Buyer to Sellers in the manner provided for in Section 16.1.

          15.3 Indemnification by Sellers-Environmental Matters. In addition to
               ------------------------------------------------
the provisions of Section 16.2, Sellers severally, in the proportions set forth in Schedule 15.2, shall defend, indemnify, and hold harmless the Buyer Group for, and will pay to the Buyer Group the amount of, any Damages (including costs of clean-up, containment, or other remediation) arising, directly or indirectly, from or in connection with (a) the Sellers, Bridgestone's, the LLCs' or Label Systems, Inc.'s ownership, or operation of any properties in which Sellers, Bridgestone, the LLCs or Label Systems, Inc. has or had an interest on or prior to the Closing Date, under any Applicable Environmental Laws, or (b) the presence of hazardous materials on any property used by Sellers, Bridgestone, the LLCs or Label Systems, Inc. or the use of any hazardous materials in Bridgestone's, the LLCs' or Label Systems, Inc.'s business on or prior to the Closing Date. Buyer will be entitled to control any clean-up and any related legal proceeding or investigation with respect to which indemnity may be sought under this Section 15.3.

          15.4 Limitation on Damages.  Except as otherwise provided in this
               ---------------------
Agreement, no amount shall be payable in indemnification under this Section 15, or for breach of this Agreement, unless the aggregate amount of Damages in respect of which the Sellers would be liable under this Section 15 exceed $250,000 (the "Basket"). In the event that the Damages exceed the Basket, the indemnified party shall be entitled to seek indemnification for only the amount in excess of the Basket. The maximum amount of Damages for which Felis, Zubretsky, Zucker, and Dolan would be liable under this Section 15 shall be an amount equal to $2,000,000 to be shared severally in the proportions set forth in Schedule 15.4.

          15.5 Indemnification by Buyer.  Buyer shall defend, indemnify, and
               ------------------------
hold harmless each Seller, and their respective heirs, legal representatives, successors, and assigns, and will pay to Sellers the amount of any Damages arising, directly or indirectly, from or in connection with (a) an inaccuracy in or breach by Buyer of any of its representations, warranties, covenants, or agreements contained in this Agreement or in any certificate, instrument or document delivered pursuant hereto, and (b) any acts or omissions of Bridgestone after the Effective Date or occurrences involving the assets, the operation of the business, or the employees or former employees of Bridgestone taking place after the Effective Date. In the event of claim by any creditor or other person or entity subject to this section, Sellers shall provide Buyer with written notice of such claim in the manner set forth in Section 16.1 below, within ten days of its receipt of the claim. Thereafter, Buyer shall have a period of five days within which to notify Sellers in the manner provided for in Section 16.1 that it desires to intercede on Sellers' behalf and defend the claim at its sole cost (including without limitation, payment of any damages awarded or agreed to, interest, penalties, court costs, and attorneys' fees). If Buyer fails to notify Sellers and to defend the claim, Sellers may defend such claim at its cost and maintain an action against Buyer to recover the Damages. A claim for indemnification for any matter not involving a third party claim may be served by written notice by Sellers to Buyer as provided in Section 16.1.

     16.  MISCELLANEOUS.
          -------------

          16.1 Notices.  Any notices provided or required under the terms of
               -------
this Agreement shall be effective immediately when provided by verified facsimile transmission or personal delivery one business day after being deposited with a nationally recognized overnight courier, or five days after being sent by first class mail, and addressed as follows:

          If to Sellers:

               Keystone Technologies, L.L.C.
               192 Thomas Lane
               Stowe, VT 05672
               Facsimile: (802) 253-2886

               Kenneth P. Felis
               Co-Chairman
               Keystone Technologies, L.L.C.
               192 Thomas Lane
               Stowe, VT 05672
               Facsimile: (802) 253-2886

               Michael J. Zubretsky
               Co-Chairman
               Keystone Technologies, L.L.C.
               192 Thomas Lane
               Stowe, VT 05672
               Facsimile: (203) 333-9366

               Richard Zucker
               c/o Bridgestone Technologies, Inc.
               375 Howard Avenue
               Bridgeport, CT 06605
               Facsimile: (203) 333-9366

               Timothy Dolan
               c/o Bridgestone Technologies, Inc.
               375 Howard Avenue
               Bridgeport, CT 06605
               Facsimile: (203) 333-9366
          with a copy to:

               Rory M. Deutsch, Esq.
               Wollmuth Maher & Deutsch LLP
               500 Fifth Avenue, 12/th/ Floor
               New York, New York 10110
               Facsimile:  (212) 382-0050

          If to Buyer:

               Optical Security Group, Inc.
               Attention:  Mark T. Turnage, President
               535 16th Street, Suite 920
               Denver, Colorado  80202
               Facsimile:  (303) 534-1010

          with a copy to:

               Charles H. Jacobs
               Lohf, Shaiman & Jacobs, P.C.
               950 South Cherry Street, Suite 900
               Denver, Colorado  80246
               Facsimile:  (303) 753-9997

          16.2 Governing Law.   THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE
               -------------
WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ITS RULES OF CONFLICT WHICH WOULD REQUIRE APPLICATION OF THE SUBSTANTIVE LAW OF ANY OTHER JURISDICTION). VENUE FOR ANY PROCEEDING BROUGHT TO ENFORCE THE TERMS OF THIS AGREEMENT SHALL BE PROPER IN THE COUNTY OF NEW YORK, STATE OF NEW YORK.

          16.3 Succession.  This Agreement shall be binding upon and shall enure
               ----------
to the benefit of the parties, their successors, assigns and legal representatives.

          16.4 Entireties.  This Agreement constitutes the entire agreement
               ----------
between the parties. No modification of this Agreement shall be binding unless in writing and signed by both parties.

          16.5 Severability.  If any provision of this Agreement is found to be
               ------------
illegal, or unenforceable for any reason whatsoever, this Agreement shall be interpreted and construed without reference to such provision, and the balance of this Agreement shall remain in full force and effect.

          16.6  Cooperation.  The parties agree to execute such additional
                -----------
documents and take such actions as may be required to effectuate the purposes of this Agreement.

          16.7  Paragraph Headings.  The paragraph headings are inserted in this
                ------------------
Agreement for convenience only and are not intended to affect the terms of this Agreement.

          16.8  Amendment.  This Agreement may not be amended except by an
                ---------
instrument in writing signed by or on behalf of all the parties hereto.

          16.9  Press Releases and Public Announcements.  No party shall issue
                ---------------------------------------
any press release or otherwise make any public announcement or disclose information to any third party (except those agents or representatives of a party directly involved in the transactions contemplated by this Agreement and except as required by law), concerning this Agreement or the transactions contemplated hereby, without the consent of the other party. Notwithstanding the above, Buyer may disclose such information concerning this Agreement or the transactions contemplated hereby without the Sellers' approval, if the Seller is advised by its legal counsel that it must do so in order to comply with the laws, rules, and regulations concerning publically traded entities. In such case, Sellers shall be entitled to review and comment on the proposed press release or announcement prior to its being issued.

          16.10 Gender.  Throughout this Agreement, where such meanings would be
                ------
appropriate, the masculine gender shall be deemed to include the feminine and the neuter and singular shall be deemed to include the plural.

          16.11 [Intentionally Omitted]
                ---------------------

          16.12 Counterparts; Facsimile Signatures.  This Agreement may be
                ----------------------------------
executed in counterparts, each of which shall be deemed an original and which together shall constitute a single instrument. This Agreement and each document related hereto may be executed and delivered by telecopier or other facsimile transmission all with the same force and effect as if the same was a fully executed and delivered original manual counterpart.

          16.13 Remedies Not Exclusive.  Except as otherwise provided in this
                ----------------------
Agreement, the rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law. The rights and remedies of any party based upon, arising out of, or otherwise in respect of any inaccuracy in or breach of any representation, warranty, covenant, or agreement contained in this Agreement shall in no way be limited by the fact that the act, omission, occurrence, or other state of facts upon which any claim of any such inaccuracy or breach is based may also be the subject matter of any other representation, warranty, covenant, or agreement contained in this Agreement (or in any other agreement between the parties) as to which there is no inaccuracy or breach.

          16.14 Attorneys' Fees.  If any party obtains or engages an attorney or
                ---------------
attorneys for the purpose of enforcing its rights under the terms of this Agreement for negotiation, litigation, arbitration, or other alternative dispute resolution procedure, the prevailing party shall be entitled to recover their or its attorneys' fees, costs, and disbursements in addition to any other relief sought or awarded.

          16.15 Waiver.  Neither the failure nor any delay by any party in
                ------
     exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege, or the exercise of any other right, power, or privilege.

          16.16 Time.  Time is of the essence of this Agreement.
                ----


     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.


                              SELLERS:

                              KEYSTONE TECHNOLOGIES, L.L.C.



                              By:/s/Kenneth P. Felis and Michael J. Zubretsky
                                 --------------------------------------------

                              Its:  Managing Members


                               /s/  Kenneth P. Felis
                               ----------------------------------------------
                                    Kenneth P. Felis


                               /s/  Michael J. Zubretsky
                                ---------------------------------------------
                                    Michael J. Zubretsky


                              /s/   Richard Zucker
                              -----------------------------------------------
                                    Richard Zucker


                              /s/   Timothy Dolan
                              -----------------------------------------------
                                    Timothy Dolan

                              BUYER:

                              OPTICAL SECURITY GROUP, INC.



                              By: /s/ Richard H. Bard
                                 -----------------------------------------------
                              Richard H. Bard, Chairman

                                                                       EXHIBIT A

            NON-NEGOTIABLE ADJUSTABLE SUBORDINATED PROMISSORY NOTE
            ------------------------------------------------------


Initial Amount:
$1,500,000.00                                               September ____, 1999


     FOR VALUE RECEIVED, the undersigned, OPTICAL SECURITY GROUP, INC. a Colorado corporation ("Maker"), of 535 16th Street, Suite 920, Denver, Colorado 80202, promises to pay KEYSTONE TECHNOLOGIES, L.L.C., a Delaware limited liability company, KENNETH P. FELIS, MICHAEL J. ZUBRETSKY, RICHARD ZUCKER, and TIMOTHY DOLAN (individually a "Holder" and collectively the "Holders"), the principal sum of ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000.00), as adjusted, together with interest as provided below.

     This Note is issued pursuant to the terms and conditions of the Stock Purchase Agreement by and between the Holders and the Maker, dated as of the date hereof (the "Purchase Agreement"). Certain terms used in this Note and not defined herein shall have the meaning set forth in the Purchase Agreement. The principal amount due on this Note is subject to retroactive adjustment of the principal amount on the Adjustment Date as provided in Section 3.3 of the Purchase Agreement.

     Payment hereunder shall be made to Holders in the proportions specified in
Schedule 3.10 to the Purchase Agreement. Payments shall be made to the Holders at the addresses specified below, or at such other places as they may designate by written instructions to Maker.

     1.   Interest.  The Note shall bear no interest from the date hereof
          --------
through October 1, 2000. Thereafter, the Note shall accrue interest at the Citibank, N.A., or its successors, base rate (the "Base Rate") adjusted quarterly on the 15th day of January, April, July, and October each year.

     2.  Payment Dates.  This Note shall be payable as follows:
         -------------

         2.1 In quarterly payments of interest only, commencing on the Adjustment Date, and continuing thereafter on the first day of April, July, October, and January each year.

         2.2 The entire balance of principal plus any accrued but unpaid interest shall be due on January 1, 2002 (the ("Due Date"), unless sooner paid.

     3.  Application of Payments.  Payments received for application to this
         -----------------------
Note shall be applied first to the payment of collection costs, if any, second to the payment of accrued interest at the rate specified below, if any, third to the payment of accrued interest at the rate specified above, and the balance applied in reduction of the principal amount of this Note.

     4.  Subordination.
         -------------

         4.1 Holders covenant and agree, by acceptance hereof, that the payment of the principal of and interest on this Note is expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment of the principal of and interest on all Senior Indebtedness (as hereinafter defined).

         4.2 As used in this Note, the term "Senior Indebtedness" shall mean the principal of and premium, if any, and interest on (i) debts and obligations of the Maker or any of its subsidiaries, whether secured or unsecured, regardless of whether incurred on, before or after the date hereof, issued, assumed or incurred for money borrowed from or guaranteed to banks, trust companies, insurance companies, investment companies or other similar institutional lenders, in each case evidenced by notes, debentures, or similar written obligations whether or not issued under the provisions of an indenture or similar instrument; (ii) any debts and obligations of the Maker, or any of its subsidiaries, which are secured by purchase money liens on assets used in the ordinary course of business by the Maker or any subsidiary; (iii) the 8% Senior Subordinated Convertible Debentures issued by the Maker due May 31, 2005;
(iv) the 8% Subordinated Convertible Debenture issued by the Maker due December 10, 2005, issued to Renaissance US Growth and Income Trust, PLC; (iv) and any or all renewals, extension or modification of any indebtedness described in clauses
(i) or (iv) above, unless by the terms of the instrument creating or evidencing such indebtedness or such renewal, extension or modification, it is provided that such indebtedness as so modified or amended or renewed or extended is not superior in right of payment to this Note.

         4.3 So long as any Senior Indebtedness is outstanding, no payment of the principal of or interest on this Note shall be made and no property or assets of the Maker shall be applied to the payment of this Note if there shall exist under the Senior Indebtedness or under any agreement pursuant to which Senior Indebtedness shall have been incurred any event of default which shall not have been waived or cured as provided under the terms of any such agreement.

         4.4 In the event of the termination of Maker's existence as a going business, liquidation of the Maker, or bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Maker, or in the event of any default in the payment of any Senior Indebtedness as to which default the holder thereof shall have given the Maker notice (hereinafter a "Proceeding"), then all principal of and interest on the Senior Indebtedness, in respect of such Senior Indebtedness, if any, shall first be paid in full before the Holders shall be entitled to receive any payment or distribution in respect of the principal of or interest on this Note. In any such Proceeding, any payment or distribution of any kind or character, whether in cash, securities or other property, to which the Holders would be entitled to if this Note were not subordinated to the Senior Indebtedness shall be paid to the holders of the Senior Indebtedness for application to the payment of the Senior Indebtedness until such Senior Indebtedness shall have been paid in full. To the extent that the holders of Senior Indebtedness have received payments which, but for the provisions of this section, would have been paid to the Holders, then, upon payment in full of the Senior Indebtedness, the Holders shall be subrogated to the rights of the holders of the Senior Indebtedness to receive payments or distributions of cash, property, or securities of the Maker applicable to the Senior Indebtedness until the principal of and interest on this Note shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness which, but for the provisions hereof, would have been payable or distributable to the Holders, as between the Maker, its creditors (other than the holders of the Senior Indebtedness) and the Holders, shall be deemed to be a payment by the Maker to or on account of this Note.

          4.5 Each of the Holders, by acceptance hereof, covenants and agrees that such Holder will not accept or receive, nor authorize any other person to accept or receive, for the benefit of such Holder, any payment of principal of or interest on this Note which such Holder is not entitled to receive or retain under any of the provisions of this Note. In the event that such Holder shall receive any such payment or distribution which such Holder is not entitled to retain under any of the foregoing subordination provisions, such Holder will hold any amount so received in trust for the holders of the Senior Indebtedness, and will forthwith turn over such payment or distribution (without liability for interest thereon) to the holders of Senior Indebtedness in the form received to be applied to the Senior Indebtedness.

          4.6 Holders of any Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Holders, without incurring responsibility to the Holders and without impairing or releasing the obligations of the Holders to the holders of the Senior Indebtedness, change or extend the time of payment of, or renew or alter, any Senior Indebtedness, or otherwise amend in any manner any agreement pursuant to which Senior Indebtedness shall have been issued and exercise or refrain from exercising any rights against the Maker and any other person.

          4.7 No holder of Senior Indebtedness shall be prejudiced in its right to enforce subordination of this Note by any act or failure to act by the Maker or any other person in the custody of the assets or property of the Maker.

          4.8 In the event of any default in the payment of any Senior Indebtedness as to which default the holder thereof shall have given the Maker notice, Holders agree that Holders will not (a) declare any indebtedness under this Note to be due and payable or otherwise accelerate the maturity of this Note, (b) commence or join in the commencement of any proceeding against the Maker or any of its subsidiaries, or (c) commence any litigation against the Maker to collect, or exercise any rights or remedies in respect of, this Note.

          4.9 The provisions of this Section 4 regarding subordination are solely for the purpose of defining the relative rights of the holders of Senior Indebtedness on the one hand and the rights of the Holders on the other hand, and none of such provisions shall impair, as between the Maker and the Holders, the obligation of the Maker, which is unconditional and absolute, to pay to the Holders the principal of and interest on this Note in accordance with its terms, and no such provisions shall prevent the Holders from exercising all remedies otherwise permitted by applicable law.

          4.10 Holders, by acceptance hereof, covenant and agree that Holders shall execute such additional documents and take such actions as may be required to effectuate the purposes of this Section 4, including, but not limited to, additional documents reasonably requested by any holder of Senior Indebtedness.

     5.  Ranking.  The indebtedness evidenced by this Note shall rank equal to
         -------
all indebtedness evidenced by notes or debentures of the Maker issued by the Maker to third parties in connection with financing the transactions contemplated by the Purchase Agreement, except as expressly provided in Section 4.

     6.  Default.  Subject to the provisions of Section 4, the entire unpaid
         -------
balance of the principal amount and all interest accrued and unpaid on this Note shall, at the election of the Holders, be and become immediately due and payable upon the occurrence of any of the following events (a "Default Event"):

         6.1 The nonpayment by the Maker of interest when due as provided in this Note, unless such delinquent payment is cured within five (5) business days.

         6.2 The nonpayment by the Maker of principal on the Due Date, or upon acceleration.

         6.3  The default by Maker on material Senior Indebtedness.

         6.4 If the Maker (i) applies for or consents to the appointment of, or if there shall be a taking of possession by, a receiver, custodian, trustee or liquidator for the Maker or any of its property; (ii) becomes generally unable to pay its debts as they become due; (iii) makes a general assignment for the benefit of creditors or becomes insolvent; or (iv) files or is served with any petition for relief under the Bankruptcy Code or any similar federal or state statute.

         6.5  The dissolution or termination of existence of the Maker.

     7.  Interest Rate Upon Default.  Upon the occurrence of any Default Event,
         --------------------------
the indebtedness evidenced by this Note shall bear interest at the rate of 3% over the Base Rate. The Holders shall be entitled to collect all costs and expenses of collection and/or suit, including, but not limited to reasonable attorneys' fees.

     8.  Remedies.  Each right, power or remedy of the Holders hereof upon the
         --------
occurrence of any Default Event as provided for in this Note or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Note or now or hereafter existing at law or in equity or by statute, and the exercise or beginning of the exercise by the Holders or transferee hereof of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Holders hereof of any or all such other rights, powers or remedies.

     9.  Failure to Act and Waiver.  No failure or delay by the Holders hereof
         -------------------------
to insist upon the strict performance of any term of this Note or to exercise any right, power or remedy consequent upon a default hereunder shall constitute a waiver of any such term or of any such breach, or preclude the Holders hereof from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any amount payable under this Note, the Holders hereof shall not be deemed to waive the right either to require payment when due of all other amounts payable under this Note, or to declare a default for failure to effect such payment of any such other amount. The failure of the Holders to give notice of any failure or breach of the Maker under this Note shall not constitute a waiver of any right or remedy in respect of such continuing failure or breach or any subsequent failure or breach.

     10.  Prepayments.  This Note may be prepaid at any time and from time to
          -----------
time in any amount or amounts, without penalty or additional interest charges. Any partial prepayment shall be applied against the principal amount outstanding and shall not postpone the due date of any subsequent payments or change the amount of such payments.

     11.  Notices.   Any notices provided or required under the terms of this
          -------
Agreement shall be effective immediately when provided by verified facsimile transmission or personal delivery one business day after being deposited with a nationally recognized overnight courier, or five days after being sent by first class mail, and addressed as follows:

          If to Holders:

               Keystone Technologies, L.L.C.
               192 Thomas Lane
               Stowe, VT 05672
               Facsimile: (802) 253-2886

               Kenneth P. Felis
               Co-Chairman
               Keystone Technologies, L.L.C.
               192 Thomas Lane
               Stowe, VT 05672
               Facsimile: (802) 253-2886

               Michael J. Zubretsky
               Co-Chairman
               Keystone Technologies, L.L.C.
               192 Thomas Lane
               Stowe, VT 05672
               Facsimile: (203) 333-9366

               Richard Zucker
               c/o Bridgestone Technologies, Inc.
               375 Howard Avenue
               Bridgeport, CT 06605
               Facsimile: (203) 333-9366

               Timothy Dolan
               c/o Bridgestone Technologies, Inc.
               375 Howard Avenue
               Bridgeport, CT 06605
               Facsimile: (203) 333-9366

          with a copy to:

               Rory M. Deutsch, Esq.
               Wollmuth Maher & Deutsch LLP
               500 Fifth Avenue, 12th Floor
               New York, New York 10110
               Facsimile:  (212) 382-0050

          If to Maker:

               Optical Security Group, Inc.
               Attention:  Mark T. Turnage, President
               535 16th Street, Suite 920
               Denver, Colorado  80202
               Facsimile:  (303) 534-1010

          with a copy to:

               Charles H. Jacobs
               Lohf, Shaiman & Jacobs, P.C.
               950 South Cherry Street, Suite 900
               Denver, Colorado  80246
               Facsimile:  (303) 753-9997

Any notice of communication shall be deemed given and received as of the date of such delivery or mailing.

     12.  Governing Law; Venue.   THIS AGREEMENT SHALL BE CONSTRUED IN
          --------------------
ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ITS RULES OF CONFLICT WHICH WOULD REQUIRE APPLICATION OF THE SUBSTANTIVE LAW OF ANY OTHER JURISDICTION). VENUE FOR ANY PROCEEDING BROUGHT TO ENFORCE THE TERMS OF THIS AGREEMENT SHALL BE PROPER ONLY IN THE CITY AND COUNTY OF DENVER, STATE OF COLORADO, OR THE COUNTY OF NEW YORK, STATE OF NEW YORK.

     13.   No Transfer.  This Note shall not be transferred by the Holders
           -----------
except with the prior written consent of the Maker.

     IN WITNESS WHEREOF, the Maker has caused this Note to be duly executed.


                              MAKER:

                              OPTICAL SECURITY GROUP, INC.



                              By:
                                  ______________________________
                                      Mark T. Turnage, President

                                                            EXHIBIT B


                               ESCROW AGREEMENT
                               ----------------



          This Escrow Agreement made and entered into this ____ day of October 1999 by and among Optical Security Group, Inc. ("OpSec"), a Colorado corporation, Keystone Technologies, L.L.C., a Delaware limited liability company ("Keystone"), Richard Zucker ("Zucker"), Timothy Dolan ("Dolan" and, together with Keystone and Zucker, the "Sellers") and ________________ ("Escrow Agent").

                              W I T N E S S E T H
                              - - - - - - - - - -

          WHEREAS, OpSec and Sellers have entered into a stock purchase agreement (the "SPA") dated as of October 1, 1999. Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the SPA; and

          WHEREAS, the SPA requires that a portion of the consideration payable at closing, namely, 333,333 shares of OpSec common stock (the "Shares"), be held in escrow for 15 months pending a determination of whether the Net Embossed Holography Revenues for the 13 month period beginning on the Closing Date exceed $1 million.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties agree as follows:

          Section 1. The Escrow Agent hereby acknowledges receipt of the Shares duly authorized and issued in the names of the Sellers (the "Escrow Documents") to be held in escrow, pursuant to this Agreement.

          Section 2. The Escrow Documents shall be released from escrow as follows:

          (a) If the Escrow Agent receives written confirmation from Don Roberge that the Net Embossed Holography Revenues for the 13 month period beginning on the Closing Date exceed $1 million, the Escrow Documents shall be released from escrow and delivered by the Escrow Agent to the Sellers not earlier than _______.

          (b) If the Escrow Agent has not received evidence by ___________, 2001 that the that the Net Embossed Holography Revenues for the 13 month period beginning on the Closing Date exceed $1 million by April 30, 2001, the Escrow Documents shall be released from escrow and returned by the Escrow Agent to OpSec.

          Section 3. The following provisions shall control with respect to the rights, duties, liabilities, privileges and immunities of the Escrow Agent:

          (a) Escrow Agent is not a party to, and is not bound by or (except as specifically provided herein) charged with notice of any agreement out of which this escrow may arise.

          (b) Escrow Agent in acting hereunder may assume the genuineness of any written notice, request, waiver, consent, certificate, receipt, authorization, power of attorney, or other paper or document which Escrow Agent in good faith believes to be genuine and what it purports to be.

          (c) Escrow Agent may consult with legal counsel in the event of any dispute or question as to the construction of any of the provisions hereof or its duties hereunder, and it shall incur no liability if it acts in accordance with the opinion and instructions of such counsel as to such matters.

          (d) In the event of any disagreement between any of the parties to this Escrow Agreement, or between them or any of them and any other person or entity resulting in adverse claims or demands being made in connection with the subject matter of the escrow, or in the event that Escrow Agent, in good faith, is in doubt as to what action it should take hereunder, Escrow Agent may refuse to take any action hereunder, so long as such disagreement continues or such doubt exists, and Escrow Agent shall be entitled either to:

          (i) continue so to refrain from acting until (A) the rights of all parties shall have been determined by a final and unappealable order of a court of competent jurisdiction or by a final and unappealable award of arbitrators, or (B) all differences shall have been adjusted and all doubt resolved by agreement among all of the interested persons or entities; and Escrow Agent shall have been notified thereof in writing signed by all such persons or entities, or

          (ii) file an interpleader action in any court of competent jurisdiction in which event costs and expenses shall be borne by OpSec and Sellers.

          Section 4. The Escrow Agent shall not receive compensation for its services hereunder, but shall be reimbursed for its expenses, such expenses to be borne by OpSec and Sellers.

          Section 5. The term of this Escrow Agreement shall commence on the date first above written, and shall terminate upon the release of the Escrow Documents.

          Section 6. All notices, waivers, demands and advices in connection with this Escrow Agreement shall be made in writing, with a copy to each party, and shall be deemed delivered only upon receipt by the party to which addressed at its address stated below (or to such other address as such party may designate by notice to all other parties):

     To OpSec:

          Optical Security Group, Inc.
          535 16th Street, Suite 920
          Denver, Colorado 80202
          Attention:  Richard H. Bard
                      Chairman and
                      Chief Executive Officer

     To Sellers:

          C/o Keystone Technologies, L.L.C.
          375 Howard Avenue
          Bridgeport, Connecticut  06605
          Attention:  Michael J. Zubretsky
                      Managing Member

     To the Escrow Agent:



          Attention:


          Section 7. This Escrow Agreement shall be governed and construed in accordance with the laws of the State of New York, without regard to conflict of law principles, and may not be amended without the written consent of all the parties hereto. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and assigns.

     IN WITNESS WHEREOF, and in agreement hereto, the parties have executed this Escrow Agreement as of the date first written above.



                              OPTICAL SECURITY GROUP, INC



                              By: _____________________________
                                  Name:
                                  Title:


                              KEYSTONE TECHNOLOGIES, L.L.C.



                              By: _____________________________
                                  Name:
                                  Title:




                              Richard Zucker




                              Timothy Dolan


                              _____________________________
                              AS ESCROW AGENT



                              By: _____________________________

                                                                       EXHIBIT C

                  REGISTRATION AND TAG-ALONG RIGHTS AGREEMENT


  THIS AGREEMENT is made and entered into this 30th day of September, 1999, by and between OPTICAL SECURITY GROUP, INC. (the "Company") and KEYSTONE TECHNOLOGIES, L.L.C., KENNETH P. FELIS, MICHAEL J. ZUBRETSKY, RICHARD ZUCKER, and TIMOTHY DOLAN (individually a "Holder" and collectively the "Holders").

                                 RECITALS
                                 --------

  A. The parties have entered into a Stock Purchase Agreement (the "Purchase Agreement") as of the date hereof. Certain terms used herein and not defined herein shall have the meaning set forth in the Purchase Agreement.

  B. Part of the consideration under the Purchase Agreement is the Company's issuance of the OpSec Shares to the Holders.

  C. The execution of this Agreement constitutes a material inducement for the execution and performance of the Purchase Agreement by the Holders and is ancillary to the Purchase Agreement.

  THEREFORE, in consideration of the recitals, the closing of the transactions contemplated by the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

  1.  Restrictive Legend.  Each certificate representing the OpSec Shares shall,
      ------------------
except as otherwise provided in this Section 1 or in Section 2, be stamped or otherwise imprinted with a legend substantially in the following form:

      The securities represented by this certificate have not been registered under the Securities Act of 1933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. The Securities may not be offered for sale, sold, or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.


  A certificate shall not bear such legend if, in the opinion of counsel, reasonably satisfactory to the Company, the OpSec Shares being sold thereby may be publicly sold without registration under the Securities Act of 1933, as amended (the "Securities Act").

  2.  Notice of Proposed Transfer.  Prior to any proposed transfer of any OpSec
      ---------------------------
Shares (other than under the circumstances subscribed in Section 3), the Holder thereof shall give written notice to the Company of his intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel reasonably satisfactory to the Company or such other evidence as may be reasonably satisfactory to counsel to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act, whereupon the Holder of such OpSec Shares shall be entitled to transfer such OpSec Shares in accordance with the terms of its notice. Each certificate for the OpSec Shares transferred as above provided shall bear the legend as set forth in Section 1, except that such certificate shall not bear such legend if
(i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting any public sale without registration under the Securities Act), or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such OpSec Shares in a public sale without registration under the Securities Act. The restrictions provided for in this Section 2 shall not apply to OpSec Shares which are not required to bear the legend prescribed by Section 1 in accordance with the provisions of that section.

  3.  Piggy-back Registration.
      -----------------------

      3.1 If at any time between the first and second anniversaries of the Effective Date, the Company proposes to register any of its securities under the Securities Act other than by registration on a form relating to or in connection with any (a) employee compensation, benefits, or benefit plans; (b) the acquisition by purchase of the assets or stock of any other company or business entity, merger or consolidation with any other company or business entity; or
(c) an exchange of the Company's common stock or other securities for its own stock or the stock or securities of any other company; whether or not for sale for its own account, it will at each such time, at least 20 days prior to filing the registration statement, give written notice ("Registration Notice") to each Holder of its intention to do so.

      3.2 Upon the written request of each Holder (the "Holder Notice") made within 10 days after the receipt of the Registration Notice, which notice shall state the number of OpSec Shares of such Holder to be included in such registration and such Holder's intended method of distribution, the Company will include the OpSec Shares so requested in any such registration statement. Each Holder requesting that such Holder's OpSec Shares be included in a registration statement hereinafter referred to as a "Seller."

      3.3 The Company will use reasonable efforts to effect the registration under the Securities Act of such OpSec Shares, provided that if, at any time after giving the Registration Notice and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Seller and, thereupon, (a) in the case of a determination not to register, shall be relieved of its obligation to register such Seller's OpSec Shares in connection with such registration (but not from its obligation to pay expenses in accordance with Section 4.4), and (b) in the case of a determination to delay registration, shall be permitted to delay registering any such OpSec Shares being registered pursuant to this Section 3, for the same period as the delay in registering such other securities.

      3.4 If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by this Section 3 and such securities are to be distributed by or through one or more underwriters, at the option of the Company or the proposed managing underwriter, the OpSec Shares requested to be included by any Seller shall be included in such underwriting, on the same terms and conditions as to underwriting discounts and commissions. A Seller shall not be required to make any representations or warranties to or agreements with the Company or the underwriter other than representations, warranties or agreements regarding such Seller, the OpSec Shares or other securities of the Company owned by such Seller, such Seller's intended method of distribution and any representations, warranties or agreements required by law or by the underwriter. Whether or not included in such underwriting, if so requested by the proposed managing underwriter, a Seller (as to any other shares of common stock of the Company owned by such Seller) shall join in any general agreement by other participants in such offering to refrain from the sale of such common stock for a limited time period following commencement of the offering pursuant to such registration statement.

      3.5 If (a) a registration pursuant to this Section 3 involves an underwritten offering of the securities so being registered, whether or not for sale of the account of the Company, to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing, whether or not the OpSec Shares so requested to be registered for sale for the account of any Seller are also to be included in such underwritten offering, and (b) the managing underwriter of such underwritten offering shall inform the Company and each Seller by letter of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in (or during the time of) such offering, then the securities to be registered shall be reduced pro rata among the Company and all other persons requesting registration.

      3.6 Each Holder shall be limited to one "piggy-back" registration under this Section 3, provided that all OpSec Shares held by such Holder are able to be included in such registration, and such registration statement is declared effective. If all of a Holder's OpSec Shares cannot be included in a single registration, such Holder shall be entitled to additional "piggy-back" registrations for such Holder's remaining unregistered OpSec Shares.

  4.  Registration Procedures; Expenses and Conditions.
      ------------------------------------------------

      4.1 The Company shall use its best efforts (including, without limitation, preparation of necessary post-effect amendments and supplements) to cause the registration statement to remain effective until the earlier of (a) the sale of all OpSec Shares being sold pursuant thereto, or (b) October 1, 2001.

  4.2 The Company shall furnish to each Seller or such Seller's managing underwriter such number of copies of the prospectus as each Seller may reasonably request in order to effect the sale of the OpSec Shares to be offered and sold by such Seller; but only while the Company is required to cause the registration statement to remain current.

  4.3 The Company shall use its best efforts to qualify the offering under applicable blue sky or other securities laws of such jurisdictions as may be specified by each Seller; provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service of process.

  4.4 The Company shall bear all expenses in connection with registration of the OpSec Shares pursuant to Section 3, other than fees and expenses, if any, of counsel or other advisors to any Seller and any expenses related to the sale of the OpSec Shares including, without limitation, broker's discounts, commissions, or fees or any nature and transfer taxes or fees of any nature.

  4.5 It shall be a condition precedent to the obligations of the Company to take any action with respect to registering a Seller's OpSec Shares that such Seller furnish the Company in writing such information regarding such Seller, the OpSec Shares and other securities of the Company held by such Seller, and the distribution of such securities as the Company may from time to time reasonably request in writing.

  4.6 Each Seller agrees to notify the Company, at any time when a prospectus is required to be delivered under the Securities Act, upon discovery that, or upon knowledge of the happening of any event a result of which, the prospectus included in such registration statement, as then in effect, includes with respect to such Seller, or which such Seller believes includes with respect to the Company, an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make a statement therein not misleading in light of the circumstances under which they were made.

  4.7 Each Seller agrees to discontinue such Seller's disposition of OpSec Shares pursuant to a registration statement relating to such Seller's OpSec Shares, upon notice from the Company that it must amend or supplement the registration statement based upon advice of counsel or administrative requirement.

  4.8 The Company shall not be required to register any Seller's OpSec Shares pursuant to Section 3 if, in the opinion of counsel for the Company, registration thereof is not necessary to permit the sale or disposition of all OpSec Shares held by such Seller pursuant to Rule 144 under the Securities Act or other exemptive rule or regulation affording a comparable exemption from registration. Each Seller shall furnish such counsel with such information as may reasonably be requested as a basis for determining whether to furnish such opinion.

  5.  Indemnification.
      ---------------

      5.1 In the event any Seller's OpSec Shares are included in a registration statement under Section 3, to the extent permitted by law, the Company will, and hereby does, indemnify and hold harmless each Seller, each other person who participates as an underwriter in the offering or sale of such securities and each other person, if any, who controls such Seller within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Seller or any underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which the Seller's OpSec Shares were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse each Seller and each such underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Seller expressly for use in the preparation thereof, provided further that the Company shall not be liable to any person who participates as an underwriter in the offering or sale of OpSec Shares or any other person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of OpSec Shares to such person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of a Seller or any such underwriter or controlling person and shall survive the transfer of such securities by a Seller.

      5.2 In the event any Seller's Shares are included in a registration statement under Section 3 to the extent permitted by law, each Seller, severally and not jointly, will, and hereby does, indemnify and hold harmless each underwriter, each person who controls such underwriter within the meaning of the Securities Act, the Company, each director of the Company, each officer of the Company who signs the registration statement and each other person, if any, who controls the Company within the meaning of the Securities Act against any losses, claims, damages, or liabilities, joint or several, to which the Company, or such director, officer, underwriter, or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement in, or omission from, such registration statement, any preliminary prospectus, final prospectus, or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by such Seller expressly for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided that a Seller shall not be liable to any person who participates as an underwriter in the offering or sale of OpSec Shares or any other person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of the OpSec Shares to such person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of any underwriter, the Company or any such director, officer or controlling person and shall survive the transfer or such securities by a Seller.

       5.3 Indemnification similar to that specified in the preceding subdivisions of this Section 5 (with appropriate modifications) shall be given by the Company and each Seller with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act.

  6.  Changes in Common Stock.  If, and as often as, there is any change in the
      -----------------------
common stock of the Company by way of a stock split, stock dividend, combination, or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the OpSec Shares as so changed.

  7.  Rule 144 Reporting.  With a view to making available the benefits of
      ------------------
certain rules and regulations of the Securities and Exchange Commission (the "Commission") which may at any time permit the sale of the OpSec Shares to the public without registration, at all times the Company agrees to (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act; and (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities and Exchange Act of 1934, as amended.

  8.  Tag-Along Rights.  The Holders shall have the right to participate on a
      ----------------
basis equal with other holders of the Company's common stock in any sale of substantially all of the outstanding capital stock of the Company and to a third party or any merger transaction in which the Company is not the surviving entity.

  9.  Miscellaneous.
      -------------

      9.1  Succession.  This Agreement shall be binding upon and inure to the
           ----------
benefit of the parties, their respective successors, assigns, and transferees. Without limiting the generality of the foregoing, the registration rights conferred in Section 3 inure to the benefit of any and all subsequent holders of the OpSec Shares. Such subsequent holders, by taking and holding such OpSec Shares, shall be conclusively deemed to have agreed to be bound by and to all of the terms and provisions of this Agreement.

      9.2  Entireties.  This Agreement sets forth the entire agreement and
           ----------
understanding of the parties in respect of the subject matter hereof and supersedes all prior agreements, arrangements, and understandings relating to the subject matter hereof.

      9.3  Counterparts; Facsimile Signatures.  This Agreement may be executed
           ----------------------------------
in counterparts, each of which shall be deemed an original and which together shall constitute a single instrument. This Agreement may be executed and delivered by telecopier or other facsimile transmission all with the same force and effect as if the same was a fully executed and delivered original manual counterpart.

      9.4  Notices.   Any notices provided or required under the terms of this
           -------
Agreement shall be effective immediately when provided by verified facsimile transmission or personal delivery one business day after being deposited with a nationally recognized overnight courier, or five days after being sent by first class mail, and addressed as follows:

      If to Holders:

          Keystone Technologies, L.L.C.
          192 Thomas Lane
          Stowe, VT 05672
          Facsimile: (802) 253-2886

          Kenneth P. Felis
          Co-Chairman
          Keystone Technologies, L.L.C.
          192 Thomas Lane
          Stowe, VT 05672
          Facsimile: (802) 253-2886

          Michael J. Zubretsky
          Co-Chairman
          Keystone Technologies, L.L.C.
          192 Thomas Lane
          Stowe, VT 05672
          Facsimile: (203) 333-9366

          Richard Zucker
          c/o Bridgestone Technologies, Inc.
          375 Howard Avenue
          Bridgeport, CT 06605
          Facsimile: (203) 333-9366

          Timothy Dolan
          c/o Bridgestone Technologies, Inc.
          375 Howard Avenue
          Bridgeport, CT 06605
          Facsimile: (203) 333-9366

       with a copy to:

          Rory M. Deutsch, Esq.
          Wollmuth Maher & Deutsch LLP
          500 Fifth Avenue, 12th Floor
          New York, New York 10110
          Facsimile:  (212) 382-0050

       If to the Company:

          Optical Security Group, Inc.
          Attention:  Mark T. Turnage, President
          535 16th Street, Suite 920
          Denver, Colorado  80202
          Facsimile:  (303) 534-1010

       with a copy to:

          Charles H. Jacobs
          Lohf, Shaiman & Jacobs, P.C.
          950 South Cherry Street, Suite 900
          Denver, Colorado  80246
          Facsimile:  (303) 753-9997


       9.6  Gender.  Throughout this Agreement, where such meanings would be
            ------
appropriate, the masculine shall be deemed to include the feminine and the neuter and the singular shall be deemed to include the plural.

    9.7  Modification; Waiver.  This Agreement may not be modified or amended,
         --------------------
no provision may be waived, without the written consent of the Holders of at least 75% of the OpSec Shares.

    9.8  Remedies - Attorneys' Fees.  If any party obtains or engages an
         --------------------------
attorney or attorneys for the purpose of enforcing its rights under the terms of this Agreement for negotiation, litigation, arbitration, or other alternative dispute resolution procedure, the prevailing party shall be entitled to recover their or its attorneys' fees, costs, and disbursements in addition to any other relief sought or awarded.

    9.9  Governing Law; Venue. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE
         --------------------
WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ITS RULES OF CONFLICT WHICH WOULD REQUIRE APPLICATION OF THE SUBSTANTIVE LAW OF ANY OTHER JURISDICTION). VENUE FOR ANY PROCEEDING BROUGHT TO ENFORCE THE TERMS OF THIS AGREEMENT SHALL BE PROPER IN THE COUNTY OF NEW YORK, STATE OF NEW YORK.

  IN WITNESS WHEREOF, the parties have executed this Agreement on the date set forth above.

                                      THE COMPANY:

                                      OPTICAL SECURITY GROUP, INC.



                                      By:
                                          _______________________________
                                               Mark T. Turnage, President

                                      HOLDERS:

                                      KEYSTONE TECHNOLOGIES, L.L.C.



                                      By: ________________________________

                                      Its: ________________________________



                                         ___________________________________
                                              Kenneth P. Felis

                                          ___________________________________
                                               Michael J. Zubretsky



                                          ___________________________________
                                               Richard Zucker



                                          ___________________________________
                                               Timothy Dolan

                                                               EXHIBIT E


                           MOTOROLA SUPPLY AGREEMENT


          This Supply Agreement ("Agreement") is entered into effective as of October __, 1999, by and between Label Systems, Inc. (the "Company"), and Bridgestone Technologies, Inc. ("BTI").

          WHEREAS, the stock of BTI has been purchased by the Optical Security Group, Inc. ("OpSec") pursuant to a stock purchase agreement dated as of October 1, 1999;

          WHEREAS, prior to it purchase by OpSec, BTI and the Company were commonly-controlled and BTI supplied the Company's requirements for tag tape used to fulfill its contract with Motorola, Inc. (the "Motorola Tag Tape"); and

          WHEREAS, the parties hereto wish to agree to terms pursuant to which BTI will continue to supply the Company's requirements for Motorola Tag Tape on a going-forward basis;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and BTI hereby agree as follows:


                                   ARTICLE I

                                     TERMS

          Section 1.01  BTI Preferred Provider Rights.  For a period of 2 years
                        -----------------------------
beginning on the date hereof (the "Term") and renewable thereafter for successive 12-month period so long as (i) BTI has not breached this Agreement in any way and (ii) the Company still requires Motorola Tag Tape to fulfill it requirements to Motorola, Inc., subject to the terms set forth herein, BTI will have the exclusive right to supply all Motorola Tag Tape required by the Company.

          Section 1.02  Pricing.  BTI's pricing to the Company for the Motorola
                        -------
Tag Tape shall be $2.75 per MSI, 129.


                                  ARTICLE II

                                 SPECIFICATIONS

          Section 2.01  Contract Requirements.  (a)  BTI shall be required to
                        ---------------------
supply the Motorola Tag Tape in compliance with the embossed holographic material specifications, completion dates, and guidelines set forth in the contract between the Company and Motorola.

          (b) In the event that BTI fails to satisfy the contract requirements for Motorola Tag Tape (either as to quality or timing), (i) the Company will provide BTI of notice of such failure and (ii) if BTI's production of the Motorola Tag Tape does not meet such contract requirements within thirty days after such notice, the Company shall be permitted to terminate this contract and either (i) manufacture the Motorola Tag Tape itself or (ii) contract with a third party (other than BTI) to supply its requirements for Motorola Tag Tape.

          Section 2.02  Order Placement.  The Company will transmit all orders
                        ---------------
for products under this Agreement on mutually acceptable purchase order forms, consistent with past practices.

          Section 2.03  Shipping.  (a)  Risk of Loss.  All shipments under this
                        --------
Agreement shall be F.O.B. the Company's warehouse facility. Title and risk with respect to all orders and products shipped by BTI under this Agreement shall pass to the Company upon delivery of the products by the carrier at the point of delivery.

          (b) Choice of Carrier. BTI will use the same delivery services that it uses to ship holographic products to other third party customers.

          (c) Payment of Shipping Costs and Taxes. BTI shall be responsible for all shipping costs relating to delivery of the Motorola Tag Tape to the Company and all taxes imposed on the sale of such products to the Company.


                                  ARTICLE III

                              Billing and Payment

          Section 3.01  Invoices and Account Reconciliation.  BTI will provide
                        -----------------------------------
the Company with a monthly invoice detailing the delivery of Motorola Tag Tape during the preceding month. Invoices are due and payable 30 days after the invoice date.

                                   ARTICLE IV

                                 MISCELLANEOUS

          Section 4.01  Termination.  Either party may terminate this Agreement
                        -----------
with 90 days prior written notice upon a material breach of this agreement by the other party which is not cured within 30 days after notice of such breach is provided by the non-breaching party.

          Section 4.02  Notices.  All notices, requests, consents and other
                        -------
communications hereunder shall be in writing and shall be delivered in person or by recorded delivery service addressed as follows:

          (a)  if to the Company, addressed to:

                   Label Systems, Inc.
                   56 Cherry Street
                   Bridgeport, Connecticut  06605
                   Tel:  (203) 333-5503
                   Fax:  (203) 336-8570
                   Attention: Michael Zubretsky

                   with a copy to:

                   Wollmuth Maher & Deutsch LLP
                   500 Fifth Avenue
                   New York, New York 10110
                   Tel:  (212) 382-3300
                   Fax:  (212) 382-0050
                   Attention: David H. Wollmuth

          (b)  if to BTI:

                   Bridgestone Technologies, Inc.
                   535 16th Street, Suite 920
                   Denver, Colorado 80202
                   Attention:  Mark T. Turnage, President
                   Tel:  (303) 534-4500
                   Fax:  (303) 534-1010

                   with a copy to:

                   Charles H. Jacobs, Esq.
                   Lohf, Shaiman & Jacobs, P.C.
                   900 Cherry Towers
                   950 South Cherry Street
                   Denver, Colorado 80246
                   Tel:  (303) 753-9000
                   Fax:  (303) 753-9997

or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the others.


          Section 4.03  Governing Law; Jurisdiction.  This Agreement shall be
                        ---------------------------
governed by and construed in accordance with the laws of the State of New York without regard to its principles of conflicts of laws. Any dispute arising under this Agreement shall be resolved in the United States federal courts sitting in the city of New York, New York or if such courts shall not have jurisdiction for any reason, the state courts sitting in such location.

          Section 4.04  Entire Agreement.  This Agreement together with the
                        ----------------
other agreements executed as of the date hereof by the parties hereto, constitute the sole and entire agreement of the parties with respect to the subject matter hereof and thereof.


          Section 4.05  Counterparts.  This Agreement may be executed in two or
                        ------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


          Section 4.06  Headings.  Article and Section headings used herein are
                        --------
for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting this Agreement.


          Section 4.07  Severability.  In the event any one or more of the
                        ------------
provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.


          Section 4.08  Assignment.  (a)  Except as provided in Section 4.08
                        ----------
(b), this Agreement, including any rights or obligations hereunder, may not be assigned without the prior written consent of the non-assigning party.

          (b) BTI shall be entitled to assign its rights and obligations hereunder to OpSec or an affiliate of OpSec without the consent of the Company.

          Section 4.09  No Third Party Beneficiaries.  This Agreement shall be
                        ----------------------------
binding upon and inure solely to the benefit of the parties hereto and their permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

          Section 4.10  Amendment.  This Agreement may not be amended or
                        ---------
modified except by an instrument in writing signed by each party hereto.

          Section 4.11 Public Announcements. Except as required by law, no party
                       --------------------
to this Agreement shall make, or cause to be made, any press release or public announcement in respect of this Agreement or the transactions contemplated hereby or otherwise communicate with any other person without the prior written consent of the other parties hereto (which consent shall not be unreasonably withheld), and the parties hereto shall cooperate as to the timing and contents of any such press release or public announcement.

          Section 4.12 Construction. Should an occasion arise in which
                       ------------
interpretation of this Agreement becomes necessary, such construction or interpretation shall not presume that the terms hereof be more strictly construed against one party by reason of any rule of construction or authorship.

          IN WITNESS WHEREOF, BTI and the Company have executed this Agreement as of the day and year first above written.



                                    BRIDGESTONE TECHNOLOGIES, INC.


                                    By:
                                       ---------------------------
                                    Name:
                                    Title:


                                    LABEL SYSTEMS, INC.


                                    By:
                                       ---------------------------
                                    Name:
                                    Title:

                                                                     EXHIBIT F


                        TRANSITIONAL SERVICES AGREEMENT

     This Agreement is made and entered into this ____ day of October, 1999, by and between OPTICAL SECURITY GROUP, INC., a Colorado corporation ("Buyer"), and LABEL SYSTEMS, INC. a Connecticut corporation ("Label Systems, Inc."), its parent, Label Systems, LLC, a Connecticut limited liability company ("Label Systems, LLC"), Keystone Imaging Technologies, LLC ("Keystone Imaging Technologies, L.L.C."), and KEYSTONE TECHNOLOGIES, LLC, KENNETH P. FELIS, MICHAEL J. ZUBRETSKY, RICHARD ZUCKER, and TIMOTHY DOLAN (collectively "Sellers"). Label Systems, Inc., Label Systems, LLC, Keystone Imaging Technologies, LLC, and Sellers, hereinafter collectively referred to as "Label Systems Group").


                                   RECITALS:

     A. Buyer and Sellers have entered into a Stock Purchase Agreement (the "Purchase Agreement") as of the date hereof, whereby Buyer acquired from Sellers all of the capital stock of Bridgestone Technologies, Inc., a Delaware corporation ("Bridgestone") and 19.9% of the membership interests in each of Label Systems, LLC and Keystone Imaging Technologies, LLC. Certain terms used herein and not defined herein shall have the meaning set forth in the Purchase Agreement.

     B. As part of the Purchase Agreement, it was agreed that Label Systems Group would provide certain manufacturing services and support for Bridgestone on behalf of Buyer for a period following the Closing Date of the Purchase Agreement.

     C. The execution of this Agreement constitutes a material inducement for the execution and performance of the Purchase Agreement by Buyer and is ancillary to the Purchase Agreement.

     THEREFORE, in consideration of the recitals, the closing of the transactions contemplated by the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1.  Equipment.  For a period not to exceed four months following the
         ---------
Closing Date, except as this period may be extended pursuant to paragraph 8 below, equipment belonging to Bridgestone listed on Annex 1-A, attached hereto and incorporated herein by this reference, shall remain at Label System Group's Bridgeport facility located at 375 Howard Avenue, Bridgeport, Connecticut 06605 (the "Bridgeport Facility"). For a period not to exceed one month following the Closing Date, except as this period may be extended pursuant to paragraph 8 below, the equipment belonging to Bridgestone listed on Annex 1-B shall remain at Label System's Group's Vermont facility located at 192 Thomas Lane, Stowe, Vermont 05672 (the "Vermont Facility"). During the period the Bridgestone property remains at the Vermont Facility or Bridgeport Facility (collectively, the "Facilities"), Label Systems Group, at its own expense, shall maintain, service, and keep in good repair each item of Bridgestone equipment except for normal wear, tear, or depreciation. Label Systems Group shall comply with all laws and regulations applicable to such items of equipment and shall keep them free and clear of any claims, liens, or encumbrances. All risks of loss or damage to each item of Bridgestone equipment shall be borne by Label Systems Group. Label Systems Group shall, at its own expense, keep each item of Bridgestone equipment insured, at its full value, against all risks of loss or damage, with an insurance company acceptable to the Buyer. Label Systems Group shall also bear any and all costs associated with maintaining the Bridgeport Facility and the Vermont Facility, including, but not limited to, payment of rent and utilities for the applicable four and one month periods.

     2. Manufacturing. For a period not to exceed four months following the
        -------------
Closing Date, unless otherwise agreed by the parties (the "Term"), at the request of Buyer, Label Systems Group will produce non-Intel products on behalf of Bridgestone. For a period not to exceed one year after the Closing Date, unless extended by the parties ("the Intel Term"), Label Systems Group will produce Intel products, on behalf of Bridgestone. All such products will meet the quality, delivery, and other specifications required by Bridgestone and its customers. Label Systems Group will bear all costs incurred in the production of such products. Embossing shims shall be provided to Label Systems Group, by Buyer, at its cost. During the Term and the Intel-Term, all orders for non-Intel products will be processed at the Bridgeport Facility or Vermont Facilities. Copies of all orders, along with schedules of manufacturing and shipping, will be forwarded to Buyer within 24 hours. The price charged to Buyer for all non-Intel completed products shall be priced to yield to Buyer a 60% direct contribution margin on sales to Bridgestone customers. The price charged to Buyer for all Intel completed products will be priced to yield to Buyer a 52% direct contribution margin on sales to Bridgestone customers. Such orders will be diligently, promptly, and efficiently processed in accordance with Bridgestone's historic practices. At the completion of the Intel Term, Label Systems Group will transfer the embossing module on its current embossing line to Buyer and assist Buyer in assembly of a second embossing line.

     3. Storage and Shipping. During the Term and the Intel-Term, storage and
        --------------------
shipping of non-Intel products as requested by Buyer, shall remain at the Facilities. Shipping information shall be forwarded to Buyer on a weekly basis for billing purposes. Invoicing and collection of receivables shall be the responsibility of Buyer. Label Systems Group shall, at such times as reasonably requested by Buyer, permit Buyer's personnel to observe the shipping procedures and shall train Buyer's personnel on shipping procedures. Label Systems Group shall bear all cost for warehousing and shipping labor. Buyer will be responsible for the direct cost of shipping.

     4. Training. Upon Buyers request, Label Systems Group shall use its best
        --------
efforts to train Buyer's personnel on the equipment located at the Facilities. Such training is more specifically set forth on Annex 4 hereto and incorporated herein by this reference. Buyer shall bear all costs associated with its personnel involved in training including salary and travel expenses. Label Systems Group shall bear all costs associated with its personnel involved in training including salary and travel expenses.

     5.  Inventory. As agreed by the parties, an inventory of Intel and
         ---------
non-Intel products shall be created to ensure the continuous supply of products to Bridgestone customers during the period the Bridgestone equipment is disassembled and reassembled at Buyer's facility.

     6.  Sales and Customer Services. During the Term, certain sales and
         ---------------------------
customer service functions may remain at the Bridgeport Facility and an office will be provided for Mr. Richard Zucker at the Bridgeport Facility for the Intel Term. Buyer, at its expense, shall supply sufficient personnel to perform such services. Label Systems Group, at their expense, will provide sufficient receptionist service, equipment, and office space for the performance of the sales and customer service functions. Buyer shall pay customers service phone line costs and all other incremental costs of Label Systems Group.

     7.  Consulting Services. For up to one year following the Closing Date,
         -------------------
Label Systems, Group shall make available to Buyer, from time to time, as reasonably requested by Buyer, upon reasonable notice, (a) the services of an experienced production person, mutually agreed upon by the parties, and (b) an experienced machine operator, mutually agreed on by the parties. Such consulting services rendered at Buyer's facility shall not exceed more than two days a month, unless mutually agreed by the parties. Consulting services over the telephone shall be unlimited. Label Systems Group shall be responsible for all costs associated with such consulting services, provided that Buyer shall be responsible for all out-of-pocket expenses of Label Systems Group.

     8.  Buyer's Right to Extend. Buyer shall have the discretionary right
         -----------------------
unilaterally to extend each or both of the periods identified in paragraph 1 and each of the Terms up to 60 days.

     9.  Miscellaneous.
         -------------
     9.1  Succession. This Agreement shall be binding upon and inure to the
          ----------
benefit of the parties, their respective heirs, successors, assigns, and transferees. Notwithstanding the above, Label Systems Group shall not be entitled to assign or delegate their duties and obligations hereunder without the prior written consent of Buyer. Buyer shall have the right to sell, assign or transfer this Agreement with all its rights, title and interest herein to any other person, firm or corporation at any time during the term of this Agreement. Any such assignee of Buyer shall acquire all of the rights and assume all of the obligations of Buyer under this Agreement.

     9.2  Entireties.  This Agreement sets forth the entire agreement and
          ----------
understanding of the parties in respect of the subject matter hereof and supersedes all prior agreements, arrangements, and understandings relating to the subject matter hereof.

     9.3  Counterparts; Facsimile Signatures.  This Agreement may be executed in
          ----------------------------------
counterparts, each of which shall be deemed an original and which together shall constitute a single instrument. This Agreement may be executed and delivered by telecopier or other facsimile transmission all with the same force and effect as if the same was a fully executed and delivered original manual counterpart.

     9.4  Notices.  Any notices provided or required under the terms of this
          -------
Agreement shall be effective immediately when provided by verified facsimile transmission or personal delivery, one business day after being deposited with a nationally recognized overnight courier, or five days after being sent by first class mail, and addressed as follows:

     If to Label Systems Group:

          Label Systems, LLC
          192 Thomas Lane
          Stowe, VT 05672
          Facsimile: (802) 253-2886

          Label Systems, Inc.
          192 Thomas Lane
          Stowe, VT 05672
          Facsimile: (802) 253-2886

          Keystone Technologies, L.L.C.
          192 Thomas Lane
          Stowe, VT 05672
          Facsimile: (802) 253-2886

          Kenneth P. Felis
          Co-Chairman
          Keystone Technologies, L.L.C.
          192 Thomas Lane
          Stowe, VT 05672
          Facsimile: (802) 253-2886

          Michael J. Zubretsky
          Co-Chairman
          Keystone Technologies, L.L.C.
          192 Thomas Lane
          Stowe, VT 05672
          Facsimile: (203) 333-9366

          Richard Zucker
          c/o Bridgestone Technologies, Inc.
          375 Howard Avenue
          Bridgeport, CT 06605
          Facsimile: (203) 333-9366

          Timothy Dolan
          c/o Bridgestone Technologies, Inc.
          375 Howard Avenue
          Bridgeport, CT 06605
          Facsimile: (203) 333-9366

     with a copy to:

          Rory M. Deutsch, Esq.
          Wollmuth Maher & Deutsch LLP
          500 Fifth Avenue, 12th Floor
          New York, New York 10110
          Facsimile:  (212) 382-0050

     If to Buyer:

          Optical Security Group, Inc.
          Attention:  Mark T. Turnage, President
          535 16th Street, Suite 920
          Denver, Colorado 80202
          Facsimile:  (303) 534-1010

     with a copy to:

          Charles H. Jacobs
          Lohf, Shaiman & Jacobs, P.C.
          950 South Cherry Street, Suite 900
          Denver, Colorado 80246
          Facsimile:  (303) 753-9997

     9.5  Gender.  Throughout this Agreement, where such meanings would be
          ------
appropriate, the masculine shall be deemed to include the feminine and the neuter and the singular shall be deemed to include the plural.

     9.6  Modification.  This Agreement may not be modified or amended, and no
          ------------
provision may be waived, except by a written agreement executed by the party to be charged with the amendment.

     9.7  Waiver.  Neither the failure nor any delay by any party in
          ------
exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege, or the exercise of any other right, power, or privilege.

     9.8  Remedies - Attorneys' Fees.  Any and all claims asserted by Buyer
          --------------------------
which arise from this Agreement (a) must be asserted no later than 90 days after the expiration of the applicable Term, and not thereafter, and (b) shall be subject to the Damages limitations and Basket provisions contained in Article 15 of the Purchase Agreement. If any party obtains or engages an attorney or attorneys for the purpose of enforcing its rights under the terms of this Agreement for negotiation, litigation, arbitration, or other alternative dispute resolution procedure, the prevailing party shall be entitled to recover their or its attorneys' fees, costs, and disbursements in addition to any other relief sought or awarded.

     9.9  Governing Law; Venue. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE
          --------------------
WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ITS RULES OF CONFLICT WHICH WOULD REQUIRE APPLICATION OF THE SUBSTANTIVE LAW OF ANY OTHER JURISDICTION). VENUE FOR ANY PROCEEDING BROUGHT TO ENFORCE THE TERMS OF THIS AGREEMENT SHALL BE PROPER IN THE COUNTY OF NEW YORK, STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date set forth above.


                                         BUYER:

                                         OPTICAL SECURITY GROUP, INC.



                                         By:_______________________________
                                             Richard H. Bard, Chairman



                                         LABEL SYSTEMS GROUP:

                                         LABEL SYSTEMS, INC.



                                         By:_______________________________


                                         Its:______________________________

                                          LABEL SYSTEMS, LLC



                                          By:______________________________


                                          Its:_____________________________



                                          KEYSTONE IMAGING
                                          TECHNOLOGIES, LLC



                                          By:______________________________


                                          Its:_____________________________




                                          KEYSTONE TECHNOLOGIES, LLC


                                          By:______________________________


                                          Its:_____________________________



                                          _________________________________
                                          Kenneth P. Felis



                                          _________________________________
                                          Michael J. Zubretsky

                                        _________________________________
                                        Richard Zucker



                                        _________________________________
                                        Timothy Dolan

                                                                     EXHIBIT G-1

                     NON-COMPETITION, CONFIDENTIALITY AND
                           CROSS-MARKETING AGREEMENT


     This Agreement is made and entered this _____ day of September, 1999, by and between OPTICAL SECURITY GROUP, INC., a Colorado corporation ("Buyer") and KEYSTONE TECHNOLOGIES, L.L.C., KENNETH P. FELIS, and MICHAEL J. ZUBRETSKY (individually, a "Seller" and collectively, the "Sellers").

                                   RECITALS:

     A. Buyer and Sellers have entered into a Stock Purchase Agreement (the "Purchase Agreement") effective as of the date hereof, whereby Buyer acquired all of the capital stock of Bridgestone Technologies, Inc., a Delaware corporation ("Bridgestone") and 19.9% of the membership interests in each of Label Systems Acquisition, LLC, a Connecticut limited liability company, and Keystone Imaging Technologies, L.L.C., a Delaware limited liability company ("Label Systems, LLC and Imaging, LLC"). Certain terms used herein and not defined herein shall have the meaning set forth in the Purchase Agreement.

     B. The execution of this Agreement constitutes a material inducement for the execution and performance of the Purchase Agreement by Buyer and is ancillary to the Purchase Agreement, and a portion of the purchase price thereunder is allocated as consideration for the execution and performance of this Agreement.

     C. The Photo Polymer Business conducted by Imaging, LLC, and controlled by the Sellers, and the embossed holographic business conducted by the Buyer and its subsidiaries, including but not limited to Bridgestone, (the "OpSec Group"), market their respective products to potential customers in the same marketplace and, to the extent appropriate, the parties desire to market the other party's products, as herein provided.

     THEREFORE, in consideration of the Recitals, the closing of the transactions contemplated by the Purchase Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1.  Term.  The term of this Agreement shall be for a period of five years
         ----
from the date hereof.

     2.  Non-Competition.
         ---------------
         2.1 Except as permitted specifically by the Purchase Agreement, during the term hereof, no Seller will, directly or indirectly, own, manage, operate, control, be employed by, participate in, consult with, assist in the recruitment of employees for, or be connected in any manner with the ownership, management, operation, or control of any business whose products or services compete in whole or in part with the current products or services offered by the OpSec Group within any geographic area in which the OpSec Group currently conducts business.

          2.2 Nothing contained in this Agreement shall be construed to prohibit a Seller from (a) investing in not more than 1% of the stock, or other securities listed on a national securities exchange or actively traded in the over-the-counter market, of any corporation or other entity engaged in a business or activity competitive with the OpSec Group, or (b) owning an interest in and conducting business for Label Systems, LLC, or Imaging, LLC.

     3.  Non-Interference.  During the term hereof, no Seller will, directly or
         ----------------
indirectly, either for himself or any other person or entity, (i) cause or attempt to cause any employee of OpSec Group to leave the employ of OpSec Group,
(ii) in any way interfere with the relationship between the OpSec Group and any employee, (iii) hire any employee or consultant of the OpSec Group, or any former employee or consultant whose employment or retention by the OpSec Group has ceased within six months prior to the date of such solicitation, or (iv) interfere or attempt to interfere with any transaction in which the OpSec Group is involved during the term of this Agreement. Notwithstanding the foregoing, Sellers, or any of them, shall be entitled to employ Richard Zucker upon termination of his employment with the OpSec Group.

     4.  Non-Solicitation.  During the term hereof, no Seller will, directly or
         ----------------
indirectly, either for himself or any other person or entity, solicit, divert or attempt to divert, any business of the OpSec Group or any customers, referral sources, or suppliers of the OpSec Group to any competitor of OpSec Group.

     5.  Non-Disparagement.  During the term hereof, no Seller will, disparage
         -----------------
the OpSec Group, or any of their shareholders, directors, officers, employees, or agents.

     6.  Confidentiality.  Sellers each acknowledge that as officers, directors,
         ---------------
and shareholders of Bridgestone prior to Closing they acquired, developed and utilized Confidential and Proprietary Information, as defined below, essential to the successful operation of Bridgestone, which Confidential and Proprietary Information remains the property of Bridgestone. Each Seller agrees that he or it will not, during or after the term hereof, in whole or in part, disclose any of the Confidential and Proprietary Information to any person, firm, corporation, association or other entity for any reason or purpose whatsoever, nor shall he make use of any Confidential and Proprietary Information for his own purposes or for the benefit of any person, firm, corporation, association or other entity (except the OpSec Group) under any circumstances during the term hereof, provided that, after the term hereof, these restrictions shall not apply to such Confidential and Proprietary Information that is then in the public domain (provided that such person was not responsible, directly or indirectly, for such Confidential and Proprietary Information entering the public domain without the OpSec Group's consent). For purposes of this Agreement, "Confidential and Proprietary Information," means information, whether written or otherwise, which has a business purpose and is not known or generally available from sources outside Bridgestone, including but not limited to, Bridgesone's internal structure, financial affairs, programs, software, manuals, confidential reports, sales and marketing methods, manufacturing processes and procedures, and pricing information; the identity of Bridgestone's present or prospective customers and customer lists; the fees paid by such customers; Bridgestone's data relating to customer purchases, practices, and procedures; Bridgestone's business arrangements, costs, and sources of supply; information regarding earnings, forecasts, reports, technical data, and marketing of or by Bridgestone; and all other compilations of information included in the foregoing.

     7.  Scope and Reasonableness.  The parties to this Agreement expressly
         ------------------------
agree and contract that it is not their intention to violate any policy, statute, or common law. Sellers acknowledge that to accord Buyer the full value under the Purchase Agreement, it is a condition to the consummation of the transactions contemplated by the Purchase Agreement that the Sellers enter into this Agreement with Buyer. The parties intend that the covenants in paragraphs 2 through 6 above shall be construed as a series of separate covenants. In the event that this Agreement or any portion hereof is more restrictive than permitted by applicable law, the parties request that the court of competent jurisdiction fashion one or more substitute restrictions of permissible scope that are consistent with the intent of the parties as evidenced by this Agreement.

     8.  Cross-Marketing.  Sellers shall cause Label Systems, LLC, Imaging,
         ---------------
LLC, and their affiliates, to the extent appropriate, to refer embossed holographic business opportunities which come to its attention to OpSec Group. The OpSec Group to the extent appropriate, will refer Photo Polymer Business opportunities which come to its attention to Imaging, LLC.

     9.  Invalid Provisions.  The parties agree that, in the event any provision
         ------------------
of this Agreement is found to be illegal or unenforceable, such provision shall be severed or modified to the extent necessary to make it enforceable, and after such severance or modification, the remainder of this Agreement shall remain in full force and effect.

     10. Remedies; Attorneys' Fees.  The parties acknowledge that Sections 2
         -------------------------
through 6 of this Agreement are essential for the protection of Buyer and that any breach or threatened breach of those sections would cause immediate and irreparable damage to the Buyer, for which monetary relief would be inadequate or impossible to ascertain. Accordingly, the parties agree that, upon the existence of any breach or threatened breach of Sections 2 through 6 hereof, the Buyer may, without limitation of any other rights which the Buyer may have, obtain a temporary restraining order, preliminary injunction or other appropriate form of equitable relief to enforce those provisions. In the event of any litigation arising out of any dispute concerning the interpretation or enforcement of any provision of this Agreement, the prevailing party shall be entitled to have paid by the party against whom judgment is entered all costs of such litigation, including reasonable attorneys' fees.

     11. Modification; Waiver.  Any amendment to or modification of this
         --------------------
Agreement and any waiver of any provisions hereof, shall be in writing. Any waiver by Buyer of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach hereof.

     12. Successors and Assigns.  Sellers shall not be entitled to assign their
         ----------------------
rights and obligations hereunder. Buyer shall have the right to sell, assign or transfer this Agreement with all its rights, title and interest herein to any other person, firm or corporation which purchases the stock or substantially all of the assets of a member of the OpSec Group, at any time during the term of this Agreement, and any such assignee shall acquire all of the rights and assume all of the obligations of Buyer under this Agreement.

     13.  Governing Law; Venue.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE
          --------------------
WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ITS RULES OF CONFLICT WHICH WOULD REQUIRE APPLICATION OF THE SUBSTANTIVE LAW OF ANY OTHER JURISDICTION). VENUE FOR ANY PROCEEDING BROUGHT TO ENFORCE THE TERMS OF THIS AGREEMENT SHALL BE PROPER IN THE COUNTY OF NEW YORK, STATE OF NEW YORK.

     14.  Counterparts; Facsimile Signatures.  This Agreement may be executed
          ----------------------------------
in counterparts, each of which shall be deemed an original and which together shall constitute a single instrument. This Agreement may be executed and delivered by telecopier or other facsimile transmission all with the same force and effect as if the same was a fully executed and delivered original manual counterpart.

     15.  Cumulative Remedies.  No remedy conferred by any of the specific
          -------------------
provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. The election of any one or more remedies by Buyer hereto shall not constitute a waiver of the right to pursue other available remedies.

     16.  Construction.  The titles appearing herein are used for convenience
          ------------
only and shall in no way change the meaning of this Agreement.

     17.  Gender.  Throughout this Agreement, where such meanings would be
          ------
appropriate, the masculine gender shall be deemed to include the feminine and the neuter and the singular shall be deemed to include the plural.

     18.  Time.  Time is of the essence of this Agreement.
          ----
     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                              BUYER:

                              OPTICAL SECURITY GROUP, INC.



                              By:________________________________________
                                   Mark T. Turnage, President

                              SELLERS:

                              KEYSTONE TECHNOLOGIES, L.L.C.



                              By:_______________________________________

                              Its:________________________________________



                              __________________________________________
                              Kenneth P. Felis



                              __________________________________________
                              Michael J. Zubretsky

                                                                     EXHIBIT G-2

                              CONFIDENTIALITY AND
                          NON-SOLICITATION AGREEMENT


     This Agreement is made and entered this _____ day of September, 1999, by and between OPTICAL SECURITY GROUP, INC., a Colorado corporation ("Buyer"), and TIMOTHY DOLAN ("Dolan"). Buyer and its subsidiaries, including but not limited to Bridgestone, collectively referred to as the "OpSec Group."

                                   RECITALS:

     A. Buyer and Dolan are parties to a Stock Purchase Agreement (the "Purchase Agreement") effective as of the date hereof, whereby Buyer acquired all of the capital stock of Bridgestone Technologies, Inc., a Delaware corporation ("Bridgestone") and 19.9% of the membership interests in each of Label Systems Acquisition, LLC, a Connecticut limited liability company, and Keystone Imaging Technologies, L.L.C., a Delaware limited liability company ("Label Systems, LLC and Imaging, LLC"). Certain terms used herein and not defined herein shall have the meaning set forth in the Purchase Agreement.

     B. The execution of this Agreement constitutes a material inducement for the execution and performance of the Purchase Agreement by Buyer and is ancillary to the Purchase Agreement, and a portion of the purchase price thereunder is allocated as consideration for the execution and performance of this Agreement.

     THEREFORE, in consideration of the Recitals, the closing of the transactions contemplated by the Purchase Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1.  Term.  The term of this Agreement shall be for a period of five years
         ----
from the date hereof.

     2.  Non-Interference.  During the term hereof, Dolan will not, directly or
         ----------------
indirectly, either for himself or any other person or entity, (i) cause or attempt to cause any employee of OpSec Group to leave the employ of OpSec Group,
(ii) in any way interfere with the relationship between the OpSec Group and any employee, (iii) hire any employee or consultant of the OpSec Group, or any former employee or consultant whose employment or retention by the OpSec Group has ceased within six months prior to the date of such solicitation, or (iv) interfere or attempt to interfere with any transaction in which the OpSec Group is involved during the term of this Agreement.

     3.  Non-Solicitation.  During the term hereof, Dolan will not, directly or
         ----------------
indirectly, either for himself or any other person or entity, solicit, divert or attempt to divert, any business of the OpSec Group or any customers, referral sources, or suppliers of the OpSec Group to any competitor of OpSec Group.

     4.  Non-Disparagement.  During the term hereof, Dolan will not disparage
         -----------------
the OpSec Group, or any of their shareholders, directors, officers, employees, or agents.

     5.  Confidentiality.  Dolan acknowledges that as an officer, director, and
         ---------------
shareholder of Bridgestone prior to Closing he acquired, developed and utilized Confidential and Proprietary Information, as defined below, essential to the successful operation of Bridgestone, which Confidential and Proprietary Information remains the property of Bridgestone. Dolan agrees that he will not, during or after the term hereof, in whole or in part, disclose any of the Confidential and Proprietary Information to any person, firm, corporation, association or other entity for any reason or purpose whatsoever, nor shall he make use of any Confidential and Proprietary Information for his own purposes or for the benefit of any person, firm, corporation, association, or other entity (except the OpSec Group) under any circumstances during the term hereof, provided that, after the term hereof, these restrictions shall not apply to such Confidential and Proprietary Information that is then in the public domain (provided that he was not responsible, directly or indirectly, for such Confidential and Proprietary Information entering the public domain without the OpSec Group's consent). For purposes of this Agreement, "Confidential and Proprietary Information," means information, whether written or otherwise, which has a business purpose and is not known or generally available from sources outside Bridgestone, including but not limited to, Bridgestone=s internal structure, financial affairs, programs, software, manuals, confidential reports, sales and marketing methods, manufacturing processes and procedures, and pricing information; the identity of Bridgestone's present or prospective customers and customer lists; the fees paid by such customers; Bridgestone=s data relating to customer purchases, practices, and procedures; Bridgestone's business arrangements, costs, and sources of supply; information regarding earnings, forecasts, reports, technical data, and marketing of or by Bridgestone; and all other compilations of information included in the foregoing.

     6.  Scope and Reasonableness.  The parties to this Agreement expressly
         ------------------------
agree and contract that it is not their intention to violate any policy, statute, or common law. Dolan acknowledges that to accord Buyer the full value under the Purchase Agreement, it is a condition to the consummation of the transactions contemplated by the Purchase Agreement that Dolan enter into this Agreement with Buyer. The parties intend that the covenants in paragraphs 2 through 5 above shall be construed as a series of separate covenants. In the event that this Agreement or any portion hereof is more restrictive than permitted by applicable law, the parties request that the court of competent jurisdiction fashion one or more substitute restrictions of permissible scope that are consistent with the intent of the parties as evidenced by this Agreement.

     7.  Invalid Provisions.  The parties agree that, in the event any provision
         ------------------
of this Agreement is found to be illegal or unenforceable, such provision shall be severed or modified to the extent necessary to make it enforceable, and after such severance or modification, the remainder of this Agreement shall remain in full force and effect.

     8.  Remedies; Attorneys' Fees.  The parties acknowledge that Sections 2
         -------------------------
through 5 of this Agreement are essential for the protection of Buyer and that any breach or threatened breach of those sections would cause immediate and irreparable damage to the Buyer, for which monetary relief would be inadequate or impossible to ascertain. Accordingly, the parties agree that, upon the existence of any breach or threatened breach of Sections 2 through 5 hereof, the Buyer may, without limitation of any other rights which the Buyer may have, obtain a temporary restraining order, preliminary injunction, or other appropriate form of equitable relief to enforce those provisions. In the event of any litigation arising out of any dispute concerning the interpretation or enforcement of any provision of this Agreement, the prevailing party shall be entitled to have paid by the party against whom judgment is entered all costs of such litigation, including reasonable attorneys' fees.

     9.   Modification; Waiver.  Any amendment to or modification of this
          --------------------
Agreement and any waiver of any provisions hereof, shall be in writing. Any waiver by Buyer of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach hereof.

     10.  Successors and Assigns.  Dolan shall not be entitled to assign his
          ----------------------
rights and obligations hereunder. Buyer shall have the right to sell, assign, or transfer this Agreement with all its rights, title, and interest herein to any other person, firm, or corporation which purchases the stock or substantially all of the assets of a member of the OpSec Group, at any time during the term of this Agreement, and any such assignee shall acquire all of the rights and assume all of the obligations of Buyer under this Agreement.

     11.  Governing Law; Venue.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE
          -------------
WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ITS RULES OF CONFLICT WHICH WOULD REQUIRE APPLICATION OF THE SUBSTANTIVE LAW OF ANY OTHER JURISDICTION). VENUE FOR ANY PROCEEDING BROUGHT TO ENFORCE THE TERMS OF THIS AGREEMENT SHALL BE PROPER IN THE COUNTY OF NEW YORK, STATE OF NEW YORK.

     12.  Counterparts; Facsimile Signatures.  This Agreement may be executed
          ----------------------------------
in counterparts, each of which shall be deemed an original and which together shall constitute a single instrument. This Agreement may be executed and delivered by telecopier or other facsimile transmission all with the same force and effect as if the same was a fully executed and delivered original manual counterpart.

     13.  Cumulative Remedies.  No remedy conferred by any of the specific
          -------------------
provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. The election of any one or more remedies by Buyer hereto shall not constitute a waiver of the right to pursue other available remedies.

     14.  Construction.  The titles appearing herein are used for convenience
          ------------
only and shall in no way change the meaning of this Agreement.

     15.  Gender.  Throughout this Agreement, where such meanings would be
          ------
appropriate, the masculine gender shall be deemed to include the feminine and the neuter and the singular shall be deemed to include the plural.

     16.   Time.  Time is of the essence of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                              BUYER:

                              OPTICAL SECURITY GROUP, INC.



                              By:________________________________________
                                 Mark T. Turnage, President



                              __________________________________________
                              Timothy Dolan

                                                                   EXHIBIT H-1

                LABEL SYSTEMS ACQUISITION, LLC OPTION AGREEMENT


          This Agreement is made and entered into this ____ day of October, 1999, by and between OPTICAL SECURITY GROUP, INC., a Colorado corporation ("Optionee"), and KEYSTONE TECHNOLOGIES, L.L.C., KENNETH P. FELIS, MICHAEL J. ZUBRETSKY, RICHARD ZUCKER, and TIMOTHY DOLAN (collectively "Sellers").

                                   RECITALS:

         A. Optionee and Sellers have entered into a Stock Purchase Agreement (the "Purchase Agreement") as of the date hereof, whereby Optionee acquired from Sellers all of the capital stock of Bridgestone Technologies, Inc., a Delaware corporation ("Bridgestone"), 19.9% of the membership interests of Label Systems Acquisition, LLC, a Connecticut limited liability company (Label Systems, LLC"), and 19.9% of the membership interests of Keystone Imaging Technologies, L.L.C., a Delaware limited liability company. Certain terms used herein and not defined herein shall have the meaning set forth in the Purchase Agreement.

         B. As part of the Purchase Agreement, it was agreed that Optionee would be granted an option to purchase from Sellers the remaining membership interests in Label Systems, LLC.

         C. The execution of this Agreement constitutes a material inducement for the execution and performance of the Purchase Agreement by Optionee and is ancillary to the Purchase Agreement.

         Therefore, in consideration of the recitals, the closing of the transactions contemplated by the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1.  Grant of Option. Sellers grant Optionee the right ("Option") to
             ----------------
acquire all of the membership interests of Label Systems, LLC (the "Interests") not held by Optionee, for the purchase price set forth in Section 3. The Option shall expire, and be of no further force or effect, if Optionee fails to give the Preliminary Exercise Notice or Final Exercise Notice within the respective periods provided below or if Optionee notifies Sellers in writing prior to the Final Exercise Notice that it does not intend to exercise or to complete the exercise of the Option.

         2.  Method of Exercise.
             -------------------
                  2.1  Preliminary Exercise. To exercise the Option, Optionee
                       ---------------------
must provide written notice (the "Preliminary Exercise Notice") to Sellers no later than 60 days prior to the second anniversary of the Effective Date of the Purchase Agreement of its preliminary intent, subject to satisfactory results of its due diligence, to exercise the Option. Upon receipt of the Preliminary Exercise Notice, Sellers will provide to Optionee such due diligence information as Optionee reasonably requests and shall afford Optionee access upon reasonable request to all of the books and records, personnel, contracts, properties, customers and venders of Label Systems, LLC. Sellers also shall provide a list of bona fide prospective customers of Label Systems, LLC, reasonably acceptable to Optionee ("Prospective Customers") for use in calculating the additional Purchase Price as defined below. The Sellers shall use their best efforts to provide the due diligence information requested within 15 business days of receipt of the Preliminary Exercise Notice.

                  2.2  Final Exercise.  If Optionee desires to complete the
                       ---------------
Option exercise, it must provide written notice (the "Final Exercise Notice") to Sellers no later than 30 days after the later of (a) the last receipt of due diligence information requested by Optionee, or (b) the second anniversary of the Effective Date of the Purchase Agreement. The Final Exercise Notice shall set the closing date of the Option (the "Exercise Date"), which date shall be no later than 90 days after Sellers' receipt of the Final Exercise Notice.

         3.  Initial Purchase Price.  The initial purchase price for the
             -----------------------
Option shall be equal to the percentage of Label Systems, LLC membership interests not then owned by Optionee multiplied by the difference of (a) the Net Revenues of Label Systems, LLC, as defined below, for the 12-month period beginning on the first anniversary of the Effective Date of the Purchase Agreement, and (b) Label Systems, LLC's debt existing on the Exercise Date. Net Revenues of Label Systems, LLC means all revenues received in the ordinary course of business of Label Systems, LLC, less revenues arising from Intercompany Sales, sales to Optionee or its subsidiaries, claims, returns, allowances, offsets, and freight for the 11-month period commencing on the first anniversary of the Effective Date, plus the arithmetic average of such revenues for the 23rd, 24th, and 25th month following the Effective Date.

         4.  Additional Purchase Price.  Sellers also shall be paid an amount
             --------------------------
equal to the percentage of Label Systems, LLC membership interests not then owned by Optionee multiplied by Contingent Revenues, as defined below. Contingent Revenues mean all revenues received in the ordinary course of business of Label Systems, LLC arising from sales to Prospective Customers, less claims, returns, allowances, offsets, and freight for the 11-month period commencing on the second anniversary of the Effective Date, plus the arithmetic average of such revenues for the 35th, 36th, and 37th month following the Effective Date. Such Additional Purchase Price shall be paid in cash or other good funds no later than 90 days after calculation of the Contingent Revenues is completed.

         5.  Method of Payment.  One half of the initial purchase price will
             ------------------
be paid in cash or other good funds on the Exercise Date. The balance of the initial purchase price shall be paid by delivery of Optionee's promissory note on the Exercise Date. The promissory note shall bear interest at the Citibank, N.A. base rate on the Exercise Date, shall be unsecured, and shall be due and payable in one lump sum on the first anniversary of the Exercise Date. Such note shall contain the normal provisions, including, but not limited to, acceleration on default, payment of collection costs (including reasonable attorneys' fees) on default, and shall provide that prepayment may be made at any time, without penalty.

         6.  Closing. At closing, on the Exercise Date, the parties shall
             --------
execute such documents as Optionee's counsel shall deem necessary to transfer to Optionee good and marketable title, free and clear of all encumbrances except as agreed by the parties. Such documents shall contain representations, warranties, covenants and indemnities customary in a stock purchase transaction.

         7.  Conduct of Label Systems, LLC Business.  From the date of this
             ---------------------------------------
Agreement until the Exercise Date or expiration of the Option, Sellers shall cause the business of Label Systems, LLC to operate in the normal course and in a manner consistent with prudent business practices. Sellers shall not permit Label Systems, LLC to enter into any unusual contracts or make any unusual commitments materially affecting the operations of Label Systems, LLC after the date of the Preliminary Exercise Notice without Optionee's consent.

         8.  Restriction on Interests.  Sellers shall not sell, give, assign,
             -------------------------
mortgage, hypothecate, or otherwise transfer or encumber the Interests without the written consent of Optionee. Sellers shall not permit Label Systems, LLC to issue any additional membership interests, any economic interests, or any warrants, options, or other rights to acquire any interest in Label Systems, LLC.

         9.  Legend.  So long as the Option has not been exercised or by its
             -------
term expired, any certificates issued to Sellers representing the Interests shall bear a legend in substantially the following form:

             The sale, transfer or conveyance of the membership interests represented by the within certificate is restricted pursuant to the terms and conditions of an option granted to Optical Security Group, Inc .

         10. Miscellaneous.
             --------------

                  10.1  Succession.  This Agreement shall be binding upon and
                        -----------
inure to the benefit of the parties, their respective heirs, successors, assigns, and transferees.

         10.2  Entireties.  This Agreement sets forth the entire agreement and
               -----------
understanding of the parties in respect of the subject matter hereof and supersedes all prior agreements, arrangements, and understandings relating to the subject matter hereof.

         10.3  Counterparts; Facsimile Signatures.  This Agreement may be
               -----------------------------------
executed in counterparts, each of which shall be deemed an original and which together shall constitute a single instrument. This Agreement may be executed and delivered by telecopier or other facsimile transmission all with the same force and effect as if the same was a fully executed and delivered original manual counterpart.

         10.4  Notices.     Any notices provided or required under the terms
               --------
of this Agreement shall be effective immediately when provided by verified facsimile transmission or personal delivery, or one business day after being deposited with a nationally recognized overnight courier, or five days after being sent by first class mail, and addressed as follows:

         If to Sellers:

                  Keystone Technologies, L.L.C.
                  192 Thomas Lane
                  Stowe, VT 05672
                  Facsimile: (802) 253-2886

                  Kenneth P. Felis
                  Co-Chairman
                  Keystone Technologies, L.L.C.
                  192 Thomas Lane
                  Stowe, VT 05672
                  Facsimile: (802) 253-2886

                  Michael J. Zubretsky
                  Co-Chairman
                  Keystone Technologies, L.L.C.
                  192 Thomas Lane
                  Stowe, VT 05672
                  Facsimile: (203) 333-9366

                  Richard Zucker
                  c/o Bridgestone Technologies, Inc.
                  375 Howard Avenue
                  Bridgeport, CT 06605
                  Facsimile: (203) 333-9366

                           Timothy Dolan
                           c/o Bridgestone Technologies, Inc.
                           375 Howard Avenue
                           Bridgeport, CT 06605
                           Facsimile: (203) 333-9366

                  with a copy to:

                           Rory M. Deutsch, Esq.
                           Wollmuth Maher & Deutsch LLP
                           500 Fifth Avenue, 12th Floor
                           New York, New York 10110
                           Facsimile:  (212) 382-0050

                  If to Optionee:

                           Optical Security Group, Inc.
                           Attention:  Mark T. Turnage, President
                           535 16th Street, Suite 920
                           Denver, Colorado 80202
                           Facsimile:  (303) 534-1010

                  with a copy to:

                           Charles H. Jacobs
                           Lohf, Shaiman & Jacobs, P.C.
                           950 South Cherry Street, Suite 900
                           Denver, Colorado 80246
                           Facsimile:  (303) 753-9997


                  10.5  Gender.  Throughout this Agreement, where such
                        -------
meanings would be appropriate, the masculine shall be deemed to include the feminine and the neuter and the singular shall be deemed to include the plural.

                  10.6  Modification.  This Agreement may not be modified or
                        -------------
amended, and no provision may be waived, except by a written agreement executed by the party to be charged with the amendment.

                  10.7  Waiver.  Neither the failure nor any delay by any
                        -------
party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege, or the exercise of any other right, power, or privilege.

                  10.8  Remedies - Attorneys' Fees.  If any party obtains or
                        --------
engages an attorney or attorneys for the purpose of enforcing its rights under the terms of this Agreement for negotiation, litigation, arbitration, or other alternative dispute resolution procedure, the prevailing party shall be entitled to recover their or its attorneys' fees, costs, and disbursements in addition to any other relief sought or awarded.

                  10.9  Governing Law; Venue. THIS AGREEMENT SHALL BE CONSTRUED
                        --------------
IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ITS RULES OF CONFLICT WHICH WOULD REQUIRE APPLICATION OF THE SUBSTANTIVE LAW OF ANY OTHER JURISDICTION). VENUE FOR ANY PROCEEDING BROUGHT TO ENFORCE THE TERMS OF THIS AGREEMENT SHALL BE PROPER IN THE COUNTY OF NEW YORK, STATE OF NEW YORK.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the date set forth above.


                                             OPTIONEE:

                                             OPTICAL SECURITY GROUP, INC.



                                             By:______________________________
                                                   Mark T. Turnage, President


                                             SELLERS:

                                             KEYSTONE TECHNOLOGIES, L.L.C.



                                             By:______________________________


                                             Its:_____________________________



                                             _________________________________
                                             Kenneth P. Felis

                                             _________________________________
                                             Michael J. Zubretsky



                                             _________________________________
                                             Richard Zucker



                                             _________________________________
                                             Timothy Dolan



APPROVED:

LABEL SYSTEMS ACQUISITION, LLC



By:_______________________________


Its:_______________________________

                                                                     EXHIBIT H-2


            KEYSTONE IMAGING TECHNOLOGIES, L.L.C. OPTION AGREEMENT


          This Agreement is made and entered into this ____ day of October, 1999, by and between OPTICAL SECURITY GROUP, INC., a Colorado corporation ("Optionee"), and KEYSTONE TECHNOLOGIES, L.L.C., KENNETH P. FELIS, MICHAEL J. ZUBRETSKY, RICHARD ZUCKER, and TIMOTHY DOLAN (collectively "Sellers").

                                   RECITALS:

          A. Optionee and Sellers have entered into a Stock Purchase Agreement (the "Purchase Agreement") as of the date hereof, whereby Optionee acquired from Sellers all of the capital stock of Bridgestone Technologies, Inc., a Delaware corporation ("Bridgestone"), 19.9% of the membership interests of Label Systems Acquisition, LLC, a Connecticut limited liability company, and 19.9% of the membership interests of Keystone Imaging Technologies, L.L.C., a Delaware limited liability company ("Imaging LLC"). Certain terms used herein and not defined herein shall have the meaning set forth in the Purchase Agreement.

          B. As part of the Purchase Agreement, it was agreed that Optionee would be granted an option to purchase from Sellers the remaining membership interests in Imaging, LLC.

          C. The execution of this Agreement constitutes a material inducement for the execution and performance of the Purchase Agreement by Optionee and is ancillary to the Purchase Agreement.

          Therefore, in consideration of the recitals, the closing of the transactions contemplated by the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

          1. Grant of Option. Sellers grant Optionee the right ("Option") to
             ---------------
acquire all of the membership interests of Imaging, LLC (the "Interests") not held by Optionee for the purchase price set forth in Section 3. The Option shall expire, and be of no further force or effect, if Optionee fails to give the Preliminary Exercise Notice or Final Exercise Notice within the respective periods provided below or if Optionee notifies Sellers in writing prior to the Final Exercise Notice that it does not intend to exercise or to complete the exercise of the Option.

        2.  Method of Exercise.
            ------------------

            2.1 Preliminary Exercise. To exercise the Option, Optionee must
                --------------------
provide written notice (the "Preliminary Exercise Notice") to Sellers no later than 60 days prior to the second anniversary of the Effective Date of the Purchase Agreement of its preliminary intent, subject to satisfactory results of its due diligence, to exercise the Option. Upon receipt of the Preliminary Exercise Notice, Sellers will provide to Optionee such due diligence information as Optionee reasonably requests and shall afford Optionee access upon reasonable request to all of the books and records, personnel, contracts, properties, customers and venders of Imaging, LLC. Sellers also shall provide a list of bona fide prospective customers of Imaging, LLC, reasonably acceptable to Optionee ("Prospective Customers") for use in calculating the additional Purchase Price as defined below. The Sellers shall use their best efforts to provide the due diligence information requested within 15 business days of receipt of the Preliminary Exercise Notice.

            2.2  Final Exercise.  If Optionee desires to complete the Option
                 --------------
exercise, it must provide written notice (the "Final Exercise Notice") to Sellers no later than 30 days after the later of (a) the last receipt of due diligence information requested by Optionee, or (b) the second anniversary of the Effective Date of the Purchase Agreement. The Final Exercise Notice shall set the closing date of the Option (the "Exercise Date"), which date shall be no later than 90 days after Sellers' receipt of the Final Exercise Notice.

        3.  Initial Purchase Price. The initial purchase price for the Option
            ----------------------
shall be equal to the percentage of Imaging, LLC membership interests not then owned by Optionee multiplied by the difference of (a) two times the Net Photo Polymer Revenues, as defined below and (b) Imaging, LLC's debt (excluding trade payables incurred in the ordinary course of business which are not past due) existing on the Exercise Date. Net Photo Polymer Revenues means all revenues received in the ordinary course of business of Imaging, LLC arising from its Photo Polymer Business, less revenues arising from Intercompany Sales, sales to Optionee or its subsidiaries, claims, returns, allowances, offsets, and freight, for the 11-month period commencing on the first anniversary of the Effective Date, plus the arithmetic average of such revenues for the 23rd , 24th, and 25th month following the Effective Date.

        4.  Additional Purchase Price.  Sellers also shall be paid an amount
            -------------------------
equal to the percentage of Imaging, LLC membership interest not then owned by Optionee multiplied by two times the Contingent Revenues, as defined below. Contingent Revenues mean all revenues received in the ordinary course of business of Imaging, LLC arising from sales to Prospective Customers arising from its Photo Polymer Business, less claims, returns, allowances, offsets, and freight for the 11-month period commencing on the second anniversary of the Effective Date, plus the arithmetic average of such revenues for the 35th, 36th, and 37th month following the Effective Date. Such Additional

Purchase Price shall be paid in cash or other good funds no later than 90 days after calculation of the Contingent Revenues is completed.

        5.  Method of Payment.  One half of the initial purchase price will be
            -----------------
paid in cash or other good funds on the Exercise Date. The balance of the initial purchase price shall be paid by delivery of Optionee's promissory note on the Exercise Date. The promissory note shall bear interest at the Citibank, N.A. base rate on the Exercise Date, shall be unsecured, and shall be due and payable in one lump sum on the first anniversary of the Exercise Date. Such note shall contain the normal provisions, including, but not limited to, acceleration on default, payment of collection costs (including reasonable attorneys' fees) on default, and shall provide that prepayment may be made at any time, without penalty.

        6.  Closing. At closing, on the Exercise Date, the parties shall
            -------
execute such documents as Optionee's counsel shall deem necessary to transfer to Optionee good and marketable title, free and clear of all encumbrances except as agreed by the parties. Such documents shall contain representations, warranties, covenants and indemnities customary in a stock purchase transaction.

        7.  Conduct of Imaging, LLC Business.  From the date of this Agreement
            --------------------------------
until the Exercise Date or expiration of the Option, Sellers shall cause the business of Imaging, LLC to operate in the normal course and in a manner consistent with prudent business practices. Sellers shall not permit Imaging, LLC to enter into any unusual contracts or make any unusual commitments materially affecting the operations of Imaging, LLC after the date of the Preliminary Exercise Notice without Optionee's consent.

        8.  Restriction on Interests.  Sellers shall not sell, give, assign,
            ------------------------
mortgage, hypothecate, or otherwise transfer or encumber the Interests without the written consent of Optionee. Sellers shall not permit Imaging, LLC to issue any additional membership interests, any economic interests, or any warrants, options, or other rights to acquire any interest in Imaging, LLC.

        9.  Legend.  So long as the Option has not been exercised or by its term
            ------
expired, any certificates issued to Sellers representing the Interests shall bear a legend in substantially the following form:

            The sale, transfer or conveyance of the membership interests represented by the within certificate is restricted pursuant to the terms and conditions of an option granted to Optical Security Group, Inc.

        10.  Miscellaneous.
             -------------

             10.1  Succession.  This Agreement shall be binding upon and inure
                   ----------
to the benefit of the parties, their respective heirs, successors, assigns, and transferees.

             10.2  Entireties.  This Agreement sets forth the entire agreement
                   ----------
and understanding of the parties in respect of the subject matter hereof and supersedes all prior agreements, arrangements, and understandings relating to the subject matter hereof.

             10.3  Counterparts; Facsimile Signatures.  This Agreement may be
                   ----------------------------------
executed in counterparts, each of which shall be deemed an original and which together shall constitute a single instrument. This Agreement may be executed and delivered by telecopier or other facsimile transmission all with the same force and effect as if the same was a fully executed and delivered original manual counterpart.

             10.4  Notices.     Any notices provided or required under the
                   -------
terms of this Agreement shall be effective immediately when provided by verified facsimile transmission or personal delivery, or one business day after being deposited with a nationally recognized overnight courier, or five days after being sent by first class mail, and addressed as follows:

             If to Sellers:

                      Keystone Technologies, L.L.C.
                      192 Thomas Lane
                      Stowe, VT 05672
                      Facsimile: (802) 253-2886

                      Kenneth P. Felis
                      Co-Chairman
                      Keystone Technologies, L.L.C.
                      192 Thomas Lane
                      Stowe, VT 05672
                      Facsimile: (802) 253-2886

                      Michael J. Zubretsky
                      Co-Chairman
                      Keystone Technologies, L.L.C.
                      192 Thomas Lane
                      Stowe, VT 05672
                      Facsimile: (203) 333-9366

                      Richard Zucker
                      c/o Bridgestone Technologies, Inc.
                      375 Howard Avenue
                      Bridgeport, CT 06605
                      Facsimile: (203) 333-9366

                      Timothy Dolan
                      c/o Bridgestone Technologies, Inc.
                      375 Howard Avenue
                      Bridgeport, CT 06605
                      Facsimile: (203) 333-9366

             with a copy to:

                      Rory M. Deutsch, Esq.
                      Wollmuth Maher & Deutsch LLP
                      500 Fifth Avenue, 12th Floor
                      New York, New York 10110
                      Facsimile:  (212) 382-0050

             If to Optionee:

                      Optical Security Group, Inc.
                      Attention:  Mark T. Turnage, President
                      535 16th Street, Suite 920
                      Denver, Colorado  80202
                      Facsimile:  (303) 534-1010

             with a copy to:

                      Charles H. Jacobs
                      Lohf, Shaiman & Jacobs, P.C.
                      950 South Cherry Street, Suite 900
                      Denver, Colorado  80246
                      Facsimile:  (303) 753-9997

             10.5  Gender.  Throughout this Agreement, where such meanings
                   ------
would be appropriate, the masculine shall be deemed to include the feminine and the neuter and the singular shall be deemed to include the plural.

             10.6  Modification.  This Agreement may not be modified or amended,
                   ------------
and no provision may be waived, except by a written agreement executed by the party to be charged with the amendment.

             10.7  Waiver.  Neither the failure nor any delay by any party in
                   ------
exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege, or the exercise of any other right, power, or privilege.

             10.8  Remedies - Attorneys' Fees.  If any party obtains or engages
                   --------------------------
an attorney or attorneys for the purpose of enforcing its rights under the terms of this Agreement for negotiation, litigation, arbitration, or other alternative dispute resolution procedure, the prevailing party shall be entitled to recover their or its attorneys' fees, costs, and disbursements in addition to any other relief sought or awarded.

             10.9  Governing Law; Venue. THIS AGREEMENT SHALL BE CONSTRUED IN
                   --------------------
ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ITS RULES OF CONFLICT WHICH WOULD REQUIRE APPLICATION OF THE SUBSTANTIVE LAW OF ANY OTHER JURISDICTION). VENUE FOR ANY PROCEEDING BROUGHT TO ENFORCE THE TERMS OF THIS AGREEMENT SHALL BE PROPER IN THE COUNTY OF NEW YORK, STATE OF NEW YORK.

        IN WITNESS WHEREOF, the parties have executed this Agreement on the date set forth above.


                                        OPTIONEE:

                                        OPTICAL SECURITY GROUP, INC.



                                        By:____________________________________
                                                Mark T. Turnage, President


                                        SELLERS:

                                        KEYSTONE TECHNOLOGIES, L.L.C.



                                        By:____________________________________

                                        Its:___________________________________

                                        ___________________________________
                                        Kenneth P. Felis



                                        ___________________________________
                                        Michael J. Zubretsky



                                        ___________________________________
                                        Richard Zucker



                                        ___________________________________
                                        Timothy Dolan



APPROVED:

KEYSTONE IMAGING TECHNOLOGY, L.L.C.



By:_______________________________


Its:_______________________________

                                                                     EXHIBIT I

                                 EMPLOYMENT AGREEMENT
                                 --------------------


  This Agreement is made this _____ day of October, 1999 (the "Employment Date"), by and between BRIDGESTONE TECHNOLOGIES, INC., a Delaware corporation
(the "Company"), and RICHARD ZUCKER (the "Employee").    This Agreement
supersedes and replaces all prior employment agreements between the parties whether written or oral.

                                R E C I T A L S:

     A. The Company is a wholly-owned subsidiary of Optical Security Group, Inc., a Colorado corporation (the "Parent"), and is affiliated with other subsidiaries (the "Affiliates") of the Parent. The Parent, the Company, and the Affiliates are collectively referred to herein as the "OpSec Group."

     B. Concurrently with the execution of this Agreement, Parent purchased all of the capital stock of the Company pursuant to a Stock Purchase Agreement (the "Purchase Agreement") between the Parent and Keystone Technologies, L.L.C., Kenneth P. Felis, Michael J. Zubretsky, Employee, and Timothy Dolan.

     C. The execution of this Agreement constitutes a material inducement for the execution and performance of the Purchase Agreement by the Parent.

     D. The Company and the Employee desire to continue the Employee's employment with the Company, on the terms and conditions set forth below.

  THEREFORE, in consideration of the Recitals, the closing of the transactions contemplated by the Purchase Agreement, the mutual promises contained herein, and other good and valuable consideration, the parties, intending to be bound, agree as follows:

     1.  Employment and Duties.  The Company hereby agrees to employ Employee
         ----------------------
in a senior management and sales capacity. Employee's job title and description shall be determined by the Company's board of directors from time to time. At the time of execution of this Agreement, Employee is to be employed as Executive Vice President. Employee's duties shall be to provide customer support services including, but not limited to, transitioning business and prospects from the Bridgeport, Connecticut Label Systems facility to the Parent's Parkton, Maryland facility; developing and commercializing the Prospective Customers set forth in
Schedule 2.1-2 of the Purchase Agreement; and developing other projects and customers as specified by and in coordination with the Company. Employee will report to the president of Optical Security Industries, Inc., and coordinate his activities with the goals and operating policies and procedures set by Parent. Employee shall also perform all other duties necessary to perform the foregoing responsibilities, and such other and further services for and on behalf of the Company as may be assigned reasonably, from time to time, to the Employee by the president of the Company or such other officer or supervisor as the president shall designate. Employee hereby accepts employment by the Company and agrees diligently and faithfully to perform his duties pursuant to this Agreement on a substantially full time basis. The Company shall provide sufficient personnel, equipment, office space, and support necessary for the performance of the Employee's duties. BY HIS SIGNATURE ON THIS AGREEMENT, EMPLOYEE ACKNOWLEDGES THAT HE IS, AND WILL REMAIN DURING HIS PERIOD OF EMPLOYMENT, AN EXECUTIVE AND MANAGEMENT EMPLOYEE, WITH RESPECT TO WHOM THE NONCOMPETITION PROVISIONS OF THIS AGREEMENT WILL BE FULLY AND VALIDLY ENFORCEABLE.

     2.  Term of Employment.  The term of Employee's employment hereunder
         -------------------
shall commence on the Employment Date and shall continue for a period of one year (the "Initial Term"). Employee's employment hereunder shall terminate at the end of the Initial Term unless extended by mutual agreement of the parties or earlier terminated as provided below. The Company acknowledges and agrees that during the Initial Term, Employee will be based in Bridgeport, Connecticut, and may perform his duties from the Company's office there or from his home, unless otherwise agreed by the parties.

     3.  Compensation.
         -------------

          3.1  Salary.  As compensation for services, Employee shall be paid a
               -------
     salary of $165,000 per annum gross, subject to all federal, state and municipal withholding requirements, payable in installments in arrears on the Company's normal salary payment dates.

          3.2  Benefits.  Employee shall receive all other benefits generally
               ---------
     available to employees of the Company from time to time, including without limitation, life insurance, medical insurance benefits, and option plans, as well as the right to participate in any qualified or non-qualified deferred compensation or retirement plans created by the Company. The Company does not promise to provide any of the foregoing fringe benefits, but agrees that if provided, Employee shall have the right to participate. Such participation shall be subject to all qualification, vesting and other requirements of the plans. In addition, Employee shall receive a car allowance not to exceed $600 per month.

          3.3  Expense Reimbursement.  Employee also shall be entitled to
               ----------------------
     reimbursement from the Company of all expenses incurred in performing duties hereunder, including, without limitation, meals, lodging, travel and business entertainment, subject to the rules and regulations adopted by the Company for the handling of such business expenses.

          3.4  Commissions.  Employer shall receive a commission equal to 1% of
               ------------
the gross sales price received by the Company on products sold to customers other than customers listed on Schedule 2.1-1 and 2.1-2 of the Purchase Agreement and for which Employee was primarily responsible and as approved by Parent's management. Such commissions will cease upon the earlier of the second anniversary of the Employment Date or Employee's termination of employment with the Company. Such commissions shall be paid within 30 days of collection by Company of such customer accounts.

     4.  Leave With Pay.  Employee shall be entitled to paid vacation and sick
         ---------------
days as provided in the Company's employee policy manual, as the same may be amended from time to time.

     5.  Best Efforts of the Employee.  Employee shall at all times faithfully,
         -----------------------------
with diligence and to the best of his ability, experience and talents, perform all duties required of and from him pursuant to the express and implicit terms hereof to the reasonable satisfaction of the Company.

     6.  Covenants and Conditions.
         -------------------------

             6.1  Confidentiality.  Employee acknowledges that due to Employee's
                  ----------------
         employment by the Company as an executive officer prior to the closing of the Purchase Agreement, Employee has had access to, has acquired and has assisted in developing the Company's confidential and proprietary information and trade secrets, including but not limited to, the Company's business operations; internal structure; financial affairs; programs; manufacturing processes and procedures; lists of customers, clients, and prospective customers; sales and marketing methods; and pricing information. The Employee acknowledges that such confidential and proprietary information has been and will continue to be of central importance to the Company and that disclosure of it to or its use by others could cause substantial loss to the Company. Employee acknowledges that such confidential and proprietary information was developed by Employee for the exclusive benefit of the Company, was the exclusive confidential and proprietary asset of the Company, and remained an asset of the Company after the closing of the Purchase Agreement. Furthermore, as an Employee of the Company, Employee will continue to have access to, acquire, and assist in developing, confidential and proprietary information related to the business operations of the OpSec Group. Accordingly, the Employee agrees as follows:

             6.1.1  Confidential Information of the Company.  The Employee,
                    ----------------------------------------
         except with the prior written consent, or at the direction, of OpSec Group, will not, directly or indirectly, at any time during or after employment, use (except in connection with employment by the OpSec Group) or disclose to any person or entity any confidential or proprietary information of the OpSec Group which was obtained by the Employee as a result of the Employee's employment with the OpSec Group or in connection with the Company prior to the closing of the Purchase Agreement and shall hold all of the same confidential. For purposes of this Agreement, "confidential or proprietary information," means information, whether written or otherwise, which has a business purpose and is not known or generally available from sources outside the OpSec Group, concerning, among other things, (a) the OpSec Group's business operations, internal structure, and financial affairs, including, but not limited to, its products, services, manufacturing processes and procedures, employees, forecasts, sales and marketing methods, costs, production arrangement, inventories, and sources of supply; (b) the current, prospective, or past customers of the OpSec Group, their buying habits, and the prices at which products or services are offered or sold to them; (c) past, present, or future contracts held by the OpSec Group respecting the business or operations of the OpSec Group or customers or potential customers of the OpSec Group; or (d) the work performed by the Employee for any customer of the OpSec Group; and (e) all other compilations of information which relate to the business of the OpSec Group.

               6.1.2  Survival.  The restrictions and obligations in the
                      ---------
          preceding subparagraph 6.1.1 shall survive in perpetuity the termination of this Agreement and the termination of Employee's employment by the Company.

          6.2  Company Property.  All contracts, agreements, financial books,
               -----------------
     records, instruments and documents; customer lists, memoranda, data, reports, programs, software, tapes; rolodexes; telephone and address books; research; bids; proposals; drawings; print-outs; graphs; listings; programming; and any other instruments, records, or documents relating or pertaining to (a) customers serviced by the OpSec Group; (b) any employee of the OpSec Group; or (c) the services rendered by the Employee to the OpSec Group, or in connection with the OpSec Group business (collectively the "Records"), shall at all times be and remain the property of the OpSec Group. Except as authorized by the OpSec Group, Employee agrees not to retain or carry away from the premises of the OpSec Group any Records, copies of Records, equipment, or any other materials or matter of any kind which are the property of the OpSec Group. Upon the termination for any reason of employment with the Company, Employee shall immediately turnover to the Company all Records, copies of any Records, equipment, and other materials or matter which are in the Employee's possession or control and which are the property of the OpSec Group.

          6.3  Developments.  Employee acknowledges that all designs, drawings,
               -------------
     graphs, sketches, print-outs, formulas, software, inventions, discoveries, innovations, new technology, or other developments (collectively called "Developments") conceived or developed by Employee during the term of employment, which Developments are related in any way to the business of the OpSec Group then being conducted or proposed to be conducted by the OpSec Group or to the business of any customer or prospective customer of the OpSec Group, are and will be the exclusive property of the OpSec Group, and shall be subject to the provisions of Section 6.1 of this Agreement. Employee will promptly notify the Company of any such Developments. Employee shall, when appropriate and upon request of the Company, actively assist the OpSec Group in executing all papers and performing all other lawful acts which the OpSec Group deems necessary or advisable for the securing of legal protection for any such Developments, whether through patent, copyright, or any other means. Employee further agrees that, upon request of the OpSec Group, and at no charge, he will assign any rights arising out of such Developments to the OpSec Group.

          6.4  Papers, Drawings, and Other Documents.  Employee agrees not to
               --------------------------------------
     make or permit to be made, except in the pursuance of his duties under the terms of this Agreement and for the sole use and account of the OpSec Group, any copies, abstracts, or summaries of any designs, papers, drawings, or any other documents of any kind which may come into his possession and which relate or refer to the OpSec Group or its business. Employee grants to the OpSec Group all rights to possession and all title in and to any such designs, papers, drawings, or other documents, or copies, abstracts, or summaries thereof, which come into the possession of Employee within the period of employment by the Company and which relate or refer to the OpSec Group's business. Notwithstanding anything herein to the contrary, Employee may retain any course materials Employee obtains from attending private or college courses or seminars. If the Company desires a copy of such materials, Employee shall provide it to the Company for copying, at the Company's expense, upon reasonable notice to Employee.

          6.5  Security Regulations.  Employee agrees to abide by the Company's
               ---------------------
     employment policies and all security regulations and rules of employment adopted by the Company from time to time.

          6.6  Covenant Not to Compete - During Employment.  Employee agrees
               --------------------------------------------
     that during the term of this Agreement, he will not, (except through the ownership of securities listed on a national securities exchange), directly or indirectly, as a proprietor, director, officer, employee, partner, stockholder, consultant, owner or otherwise, render services to or participate in the affairs of any business which is competitive with or substantially similar to the business conducted by the OpSec Group. For purposes of this section, the "business of the OpSec Group" is (a) the business of the OpSec Group as of the date hereof: the manufacturing and marketing of highly sophisticated holographic and other security technologies, including security laminates and optical coatings used in a variety of security, document authentication, product protection; and anti-tampering applications and (b) such other business in which OpSec Group may engage in the future.

          6.7  Covenant Not to Compete - After Employment.  It is agreed that
               -------------------------------------------
     for a period of three years (the "Noncompete Period") following termination of this Agreement for reasons of the Employee (including disability as defined in Section 9) or for cause, as defined in Section 10, Employee will not (except through the ownership of not more than 1% of the securities of any entity listed on a national securities exchange, and except for employment with Label Systems, Inc., or Keystone Imaging, L.L.C. ), directly or indirectly, as proprietor, director, officer, employee, partner, stockholder, consultant, owner or otherwise, compete with the OpSec Group by engaging in the design, development, manufacture, sale, or marketing of any products or services similar to those offered by the OpSec Group to any person or entity including prospective customers during the two years preceding the Employee's termination of employment, within the geographic area in which the OpSec Group is conducting its business at the time of Employee's termination of employment. For purposes of this subsection, a "prospective customer" means a person or entity who made inquiries regarding the OpSec Group's products or services or for whom the OpSec Group prepared, or was in the process of preparing, a bid, presentation, or other proposal. If this Agreement is terminated by the Company for any reason other than for cause as defined in Section 10 or for no reason, the Noncompete Period shall be reduced to one year following termination of this Agreement.

          6.8  Non-Solicitation of Employees.  Employee agrees that during the
               ------------------------------
     term of this Employment and for a period of three years following termination of this Agreement with or without cause, Employee will not (except through the ownership of not more than 1% of the securities of any entity listed on a national securities exchange), directly or indirectly, as proprietor, director, officer, employee, partner, stockholder, consultant, owner or otherwise, solicit or attempt to solicit or attempt to influence any employee or independent contractor employed by the OpSec Group to leave the employment of the OpSec Group or cease providing services or otherwise terminate his, her, or its relationship with the OpSec Group.

          7.  Scope and Reasonableness.  The parties to this Agreement expressly
              -------------------------
     agree and contract that it is not their intention to violate any policy, statute or common law. The parties intend that the covenants contained in
     Section 6 above shall be construed as a series of separate covenants by Employee, one for each county in each state in the geographic areas in which the OpSec Group does business. The parties to this Agreement agree that the limitations contained in Section 6 with respect to time, geographical area and scope of activity are reasonable. However, if any court shall determine that the time, geographical area and scope of activity of any restriction contained in Section 6 is unenforceable, it is the intention of the parties that such restrictive covenant set forth herein shall not thereby be terminated but shall be deemed amended to the extent required to render it valid and enforceable.

     8.  Representations of Employee.  Employee hereby represents and warrants
         ----------------------------
that as of the date hereof, Employee is not a party to any agreement, contract, or understanding, and that no facts or circumstances exist which would in any way restrict or prohibit him from undertaking or performing any of Employee's obligations under this Agreement. Furthermore, Employee understands and acknowledges that Employee may have confidentiality obligations to prior employers under common law, statute, or contract. Employee represents and warrants that in the course of rendering services to the Company, Employee will not use or otherwise disclose any confidential or proprietary information obtained by him in connection with any prior employment. Employee shall indemnify and hold the Company harmless from any claims, demands, costs or liabilities (including attorneys' fees and disbursements) incurred by the Company in connection with or resulting from Employee's breach of his representations set forth in this Section 8.

     9.  Death or Disability of Employee.  Employee's employment shall terminate
         --------------------------------
immediately upon his death or in the event Employee becomes physically or mentally disabled so as to become unable, for a period of more than 90 consecutive working days or for more than 90 working days in the aggregate during any 12-month period, to perform his duties hereunder to the same extent he performed them prior to the onset of such disability.

     10.  Termination for Cause.  The Company reserves the right to terminate
          ----------------------
Employee's employment under this Agreement immediately if any of the following occur:

          10.1  Breach of this Agreement.  Employee breaches or fails to
                -------------------------
     perform his obligations in accordance with the terms and conditions of this Agreement.

          10.2  Felony - Other Act.  Employee commits a felony or any other
                -------------------
     act abhorrent to the community which a reasonable person would consider materially damaging to the reputation of the Company or its successors or assigns.

          10.3  Personal Dishonesty.  Employee commits an act of personal
                --------------------
     dishonesty which was intended to personally enrich the Employee or members of his family at the financial expense of the Company or its customers.

Termination as provided in subsections 10.1 through 10.3 above shall be deemed "for cause"; provided however, that in the case of subsection 10.1, this conduct shall not constitute cause until the Company shall have delivered to Employee written notice setting forth Employee's deficiencies and Employee shall have not taken reasonable steps to cure such deficiency within 30 days of such notice, except that no such notice shall be required in connection with a breach of the confidentiality provisions set forth in subsection 6.1 of the Agreement.

     11.  Termination for Reasons of Company or Employee.  Either the Company or
          -----------------------------------------------
the Employee may terminate this Agreement without cause by providing 30 days written notice to the Employee or to the Company, as the case may be. In lieu of giving notice, the Company may pay the Employee the salary he otherwise would have received during the 30 day notice period, in which event, the Employee's employment shall terminate immediately.

     12.  Assignment.  This Agreement is personal in nature and the parties
          -----------
hereto shall not, without the consent of the others, assign or transfer this Agreement or any rights or obligations hereunder.

     13.  Construction.  The titles appearing herein are used for purposes of
          -------------
convenience only and shall in no way change the meaning of this Agreement.

     14.  Notices.  All notices, demands, and other communications hereunder
          --------
shall be deemed to have been duly given, if delivered by confirmed facsimile transmission, personal delivery, one business day after being deposited with a nationally recognized overnight courier or five days after being mailed, certified or registered mail with postage prepaid.

     If to Employee, address to:

               Richard Zucker

               _________________________
               _________________________

     If to Company, address to:

               Bridgestone Technologies, Inc.
               535 16th Street, Suite 920
               Denver, Colorado  80202
               Attention: Mark T. Turnage, President
               Facsimile:  (303) 534-1010

     with a copy to:

               Charles H. Jacobs, Esq.
               Lohf, Shaiman & Jacobs, P.C.
               900 Cherry Towers
               950 South Cherry Street
               Denver, Colorado 80246
               Facsimile:  (303) 753-9997

or to such other address as either party may designate by written notice to the other given from time to time in the manner herein provided.

     15.  Successors and Assigns.  Subject to the provisions of Section 12,
          -----------------------
above, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company or any corporation or other entity (a) to which the Company may transfer all or substantially all its assets and business, or (b) which shall manage the business and to which the Company may assign this Agreement, in which case the term Company, as used herein, shall mean such corporation or other entity.

     16.  Entire Agreement.  This Agreement constitutes the full and complete
          -----------------
understanding and agreement of the parties, supersedes all prior understandings and agreements as to the employment of Employee, and cannot be amended, changed, modified or terminated without the consent, in writing, of the parties hereto.

     17.  Nonwaiver.  The waiver by either party of a breach of any term of this
          ----------
Agreement shall not operate or be construed as a waiver of any subsequent breach thereof.

     18.  Severability.  If any of the provisions of this Agreement shall be or
          -------------
become invalid or illegal under any provision of applicable law or for any other reason, the remainder of the Agreement shall not be affected and shall remain in full force and effect.

     19.  Governing Law - Venue.  This Agreement shall be governed by, and
          ----------------------
construed in accordance with, the laws of the state of Colorado. Venue for any action brought in connection with this Agreement shall be proper in the city and county of Denver, Colorado.

     20.  Litigation Expenses.  If for any reason a dispute between the parties
          --------------------
results in litigation or the use of any other alternative dispute resolution procedure, the prevailing party shall be entitled to an award of reasonable attorneys' fees, costs, and expenses.

     21.  Personal Jurisdiction.  Employee hereby irrevocably submits to the
          ----------------------
jurisdiction of the courts of the state of Colorado and the federal courts of the United States of America located in the state of Colorado, in respect to the interpretation and enforcement of the provisions of this Agreement, and hereby waives and agrees not to assert as a defense in any action, suit, or proceeding, for the interpretation or enforcement hereof, that it is not subject thereto or such action, suit, or proceeding not be brought or is not maintainable in said courts, or that the venue thereof may not be appropriate or that this Agreement may not be enforced in or by said court.

     22.  Remedies for Breach.  The parties acknowledge that breach of this
          --------------------
Agreement by the Employee will result in immediate, substantial, and irreparable harm to the Company. The parties therefore agree that the Company shall have, in addition to any remedy available to them at law or in equity, the right to enforce the terms of this Agreement by the remedy of specific performance or injunction upon proper application to a court of competent jurisdiction.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                              BRIDGESTONE TECHNOLOGIES, INC.



                              By:___________________________________
                                    Mark T. Turnage, President


                              EMPLOYEE



                              ______________________________________
                              Richard Zucker

                                                                       EXHIBIT J


                                    RELEASE


     IN CONSIDERATION of the closing of the Stock Purchase Agreement ("Agreement") by and between Optical Security Group, Inc., a Colorado corporation ("Buyer") and Keystone Technologies, L.L.C., Kenneth P. Felis, Michael J. Zubretsky, Richard Zucker, and Timothy Dolan for the purchase of all of the outstanding capital stock of Bridgestone Technologies, Inc. ("Bridgestone"), and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, and pursuant to Section 8.22 of the Agreement, the undersigned, for himself, his heirs, successors, assigns and legal representatives, hereby fully and forever releases and discharges the Buyer, its subsidiaries including Bridgestone, and its affiliates and their respective stockholders, directors, officers, employees, agents, successors and legal representatives from all claims, demands, rights, charges and causes of action of any kind or nature (hereinafter referred to as "claims"), known or unknown, liquidated or unliquidated, matured or unmatured, which the undersigned had, now has or hereafter may have, arising out of or related to the undersigned's status as employee, officer, director, landlord, or creditor of Bridgestone (including the termination of the undersigned's employment, irrespective of when the claims arose, except for the undersigned's right to the undersigned's vested account balance in Bridgestone's retirement plans, and the undersigned's right to elect continued health insurance under COBRA), and any other matter which occurred prior to the date this Release is signed, including, but not limited to, any and all employee discrimination claims, tort claims, contract claims or claims under any state, federal or local law; provided, however, that nothing contained herein shall operate to release any obligations of Buyer or Bridgestone arising under the Purchase Agreement, or for any reason, after the date hereof.

     IN WITNESS WHEREOF, the undersigned has signed this Release this _____ day of October, 1999.



                                    _________________________________

                  FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT


     This First Amendment to Stock Purchase Agreement (the "First Amendment") is made and entered this 15 day of October, 1999, and amends the Stock Purchase Agreement dated the 15th day of September, 1999 ( the "Agreement"), by and between KEYSTONE TECHNOLOGIES, L.L.C., a Delaware limited liability company, KENNETH P. FELIS, MICHAEL J. ZUBRETSKY, RICHARD ZUCKER, and TIMOTHY DOLAN (individually referred to by last name and collectively as "Sellers"), OPTICAL SECURITY GROUP, INC. a Colorado corporation ("Buyer"), and concerning the stock of BRIDGESTONE TECHNOLOGIES, INC., a Delaware corporation ("Bridgestone"), the membership interests of LABEL SYSTEMS ACQUISITION LLC, a Connecticut limited liability company ("Label Systems, LLC") and the membership interests of KEYSTONE IMAGING TECHNOLOGIES, L.L.C., a Delaware limited liability company ("Imaging, LLC"). Label Systems, LLC and Imaging, LLC are sometimes referred to herein collectively as the "LLCs." Other Capitalized terms in this First Amendment have the same meanings as in the Agreement.

The parties hereby amend the Agreement as follows:

     1.  Effective Date. The Effective Date of the Agreement shall be November
         --------------
30, 1999.

     2.  Closing Date. The Closing Date shall be December 5, 1999, or such
         ------------
earlier date as the parties mutually agree, provided that, if the parties do not
                                            -------------
agree on (i) a revised definition of Net Holographic Revenues, (ii) the terms of the escrow for OpSec Stock, and (iii) Limitation on Damages language applicable to the patent claim by Stephen McGrew, on or prior to November 1, 1999, either the Sellers or OpSec may terminate the Agreement by providing written notice to the non-terminating party.

     3.  No Other Modifications. In all other respects, the Agreement shall
         ----------------------
remain unmodified and in full force and effect.

     4.  Counterparts; Facsimile Signatures. This Amendment may be executed in
         ----------------------------------
counterparts, each of which shall be deemed an original and which together shall constitute a single instrument. This Amendment may be executed and delivered by telecopier or other facsimile transmission all with the same force and effect as if the same was a fully executed and delivered original manual counterpart.

     IN WITNESS WHEREOF, the parties have executed this Amendment on the date first above written.

                                   SELLERS:

                                   KEYSTONE TECHNOLOGIES, L.L.C.



                                   By:   /s/  Michael J. Zubretsky
                                        ------------------------------

                                   Its:       Member
                                        ------------------------------


                                         /s/ Kenneth P. Felis
                                   -----------------------------------
                                   Kenneth P. Felis


                                         /s/ Michael J. Zubretsky
                                   -----------------------------------
                                   Michael J. Zubretsky

                                         /s/ Richard Zucker
                                   -----------------------------------
                                   Richard Zucker



                                         /s/ Timothy Dolan
                                   -----------------------------------
                                   Timothy Dolan



                                   BUYER:

                                   OPTICAL SECURITY GROUP, INC.


                                   By:   /s/ Mark T. Turnage
                                        ------------------------------
                                   Its:      President
                                        ------------------------------

                                    Annex B
                                    -------

                                     INDEX


I. Bridgestone Technologies, Inc. Audited Financial Statements for Years Ended December 31, 1998 and 1997.

II. Label Systems, Inc. Audited Financial Statement for Year Ended December 31, 1998

III. Label Systems, Inc. Audited Financial Statement for Year Ended December 31, 1997

IV.   Keystone Technologies Unaudited Financial Statement for June 30, 1999

V.    Keystone Technologies Unaudited Financial Statement for June 30, 1998

                                                                         Annex B


                         BRIDGESTONE TECHNOLOGIES, INC.

                              FINANCIAL STATEMENTS
                                      AND
                           SUPPLEMENTARY INFORMATION
                         -----------------------------

                     Years Ended December 31, 1998 and 1997

                         BRIDGESTONE TECHNOLOGIES, INC.

                              FINANCIAL STATEMENTS
                                      AND
                           SUPPLEMENTARY INFORMATION
                             ----------------------

                     Years Ended December 31, 1998 and 1997


                                    CONTENTS
                               ------------------





                                                        Pages
                                                        -----

     Independent Auditors' Report                           1

     Financial Statements

          Balance Sheets                                  2-3

          Statements of Income and Retained Earnings        4

          Statements of Cash Flows                        5-6

          Notes to Financial Statements                  7-15

     Supplementary Information

          Schedule A - Cost of Revenues Earned             16

          Schedule B - Selling, General and
             Administrative Expenses                       17


                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------



To the Board of Directors
Bridgestone Technologies, Inc.
Bridgeport, Connecticut  06605

We have audited the accompanying Balance Sheets of Bridgestone Technologies, Inc. (a Delaware corporation) as of December 31, 1998 and 1997, and the related Statements of Income and Retained Earnings, and Statements of Cash Flows for the years then ended. These financial statements are the responsibility of the management of Bridgestone Technologies, Inc. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bridgestone Technologies, Inc., as of December 31, 1998 and 1997, and the results of its operations and cash flows for the years then ended in conformity with generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental information contained in Schedules A & B on pages 16 and 17 is presented for the purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


-------------------------------
Lagana, Roberge & Company
Certified Public Accountants

May 21, 1999

                         BRIDGESTONE TECHNOLOGIES, INC.

                                 BALANCE SHEETS
                     -------------------------------------

                           December 31, 1998 and 1997

                                  A S S E T S
                                  -----------

                                           1998         1997
                                       ------------  -----------
CURRENT ASSETS
   Cash on Hand and in Banks           $    22,485   $  369,387
   Accounts Receivable (Note 4)            865,927    1,502,746
   Inventory (Note 5)                      707,348      866,507
   Due from Affiliate (Note 14)            652,863       49,869
   Prepaid Expenses (Note 6)                 5,713       10,990
                                       -----------   ----------

        TOTAL CURRENT ASSETS             2,254,336    2,799,499
                                       -----------   ----------

NON-CURRENT ASSETS
   Lab and Production Equipment          1,721,086    1,566,617
   Office Equipment                        181,334      152,288
   Masters                                 584,000      488,000
                                       -----------   ----------

          Subtotal                       2,486,420    2,206,905

      Less Accumulated Depreciation     (1,096,840)    (755,673)
                                       -----------   ----------

        TOTAL NON-CURRENT ASSETS         1,389,580    1,451,232
                                       -----------   ----------

OTHER ASSETS
   Capitalized Patent Costs                  8,947            0
   Capitalized Product Costs                     0       60,745
   Leasehold Improvements                   85,033       69,453
   Organizational Costs                      1,947        1,947
                                       -----------   ----------

          Subtotal                          95,927      132,145

     Less Accumulated Amortization         (54,314)     (76,146)
                                       -----------   ----------

          Net                               41,613       55,999

   Deposits                                  2,190        2,190
                                       -----------   ----------

        TOTAL OTHER ASSETS                  43,803       58,189
                                       -----------   ----------

           TOTAL ASSETS                $ 3,687,719   $4,308,920
                                       ===========   ==========


   The accompanying notes are an integral part of the financial statements.

                         BRIDGESTONE TECHNOLOGIES, INC.

                                 BALANCE SHEETS
                    ---------------------------------------

                           December 31, 1998 and 1997

       L I A B I L I T I E S  &  S H A R E H O L D E R S '  E Q U I T Y
       ----------------------------------------------------------------

                                                            1998         1997
                                                            ----         ----
CURRENT LIABILITIES
  Accounts Payable                                      $  536,178   $  923,524
  Revolving Credit (Note 9)                                250,000            0
  Due to Affiliate (Note 14)                                     0      815,750
  Note Payable - Current Portion                           134,347            0
  Accrued Expenses (Note 7)                                 93,886       44,698
  Accrued Income Taxes                                     (19,427)       3,620
  Obligations Under Lease - Current Portion                  1,916        2,897
                                                        ----------   ----------

       TOTAL CURRENT LIABILITIES                           996,900    1,790,489
                                                        ----------   ----------

NON-CURRENT LIABILITIES
  Notes Payable (Note 9)                                   686,652            0
  Obligations Under Lease (Note 13)                              0        4,813
                                                        ----------   ----------

        Subtotal                                           686,652        4,813

    Less Current Portion                                  (134,347)      (2,897)
                                                        ----------   ----------

       Net Long-Term Portion                               552,305        1,916

  Due to Shareholders (Note 8)                           1,127,695    1,493,696
  Deferred Taxes - Non Current Portion (Note 12)           124,034      137,398
                                                        ----------   ----------

       TOTAL NON-CURRENT LIABILITIES                     1,804,034    1,633,010
                                                        ----------   ----------

 SHAREHOLDERS' EQUITY
  Common Stock, No Par Value;
   1,000 shares authorized;
   400 shares issued and outstanding                        21,000       21,000
  Retained Earnings                                        965,785      964,421
                                                        ----------   ----------

                                                           986,785      985,421
  Less: Treasury Stock
     (60 shares; Common Stock;
      No Par Value) at cost                               (100,000)    (100,000)
                                                        ----------   ----------

       TOTAL SHAREHOLDERS' EQUITY                          886,785      885,421
                                                        ----------   ----------

TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                $3,687,719   $4,308,920
                                                        ==========   ==========

   The accompanying notes are an integral part of the financial statements.

                         BRIDGESTONE TECHNOLOGIES, INC.

                   STATEMENTS OF INCOME AND RETAINED EARNINGS
--------------------------------------------------------------------------------

                     Years Ended December 31, 1998 and 1997



                                               1998         1997
                                            -----------  ----------

Contract Revenues Earned                    $7,943,580   $7,887,785

Cost of Revenues Earned (Schedule A)         5,115,806    5,729,987
                                            ----------   ----------

   GROSS PROFIT                              2,827,774    2,157,798

Selling, General & Administrative
   Expenses (Schedule B)                     2,837,649    1,994,962
                                            ----------   ----------

   INCOME FROM OPERATIONS & BEFORE TAXES        (9,875)     162,836

Other Income                                         0       15,199
Interest Income                                      0        1,393
                                            ----------   ----------

    Total Other Income                               0       16,592
                                            ----------   ----------

   INCOME BEFORE TAXES                          (9,875)     179,428

Provision for Income Taxes                           0       21,747

Income Tax Expense (Benefit)                   (11,239)           0
                                            ----------   ----------

   NET INCOME AFTER TAXES                        1,364      157,681

RETAINED EARNINGS, BEGINNING OF YEAR           964,421      806,740
                                            ----------   ----------

       RETAINED EARNINGS, END OF YEAR       $  965,785   $  964,421
                                            ==========   ==========


   The accompanying notes are an integral part of the financial statements.

                         BRIDGESTONE TECHNOLOGIES, INC.

                            STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------

                     Years Ended December 31, 1998 and 1997



                                                             1998         1997
                                                          -----------  ----------

CASH FLOWS FROM OPERATING ACTIVITIES
   Net Income                                              $   1,364   $ 157,681

   Adjustments to reconcile net income
      to net cash provided by operating activities:

      Depreciation & Amortization                            365,145     349,707
      Increase (Decrease)  in Deferred Taxes                 (13,364)     10,001
      Increase in Allowance for Bad Debts                     35,800       4,187
      Increase in Allowance for Inventory Obsolescence        41,168           0
   Changes in Operating Assets and Liabilities

      (Increase) Decrease  in Accounts Receivable            601,019    (381,525)
      (Increase) Decrease in Inventory                       117,991    (523,363)
      (Increase) Decrease in Due from Affiliate             (602,994)    (49,869)
      (Increase) Decrease in Employee Advances                     0         450
      (Increase) Decrease in Prepaid Taxes                         0       3,876
      (Increase) Decrease  in Prepaid Expenses                 5,277      (9,038)
      (Increase) Decrease in Capitalized Costs                14,935      23,750
      (Increase) Decrease in Patent Costs                     (8,947)          0
      (Increase) Decrease in Deposits                              0       1,000
      Increase (Decrease) in Accounts Payable               (387,346)    (66,163)
      Increase (Decrease) in Due to Affiliate               (815,750)    815,750
      Increase (Decrease) in Accrued Expenses                 49,188      20,917
      Increase (Decrease) in Income Taxes Payable            (23,047)    (39,807)
                                                           ---------   ---------

         Net Cash Provided by Operating Activities         $(619,561)  $ 317,554
                                                           =========   =========

   The accompanying notes are an integral part of the financial statements.

                         BRIDGESTONE TECHNOLOGIES, INC.

                            STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------

                     Years Ended December 31, 1998 and 1997




                                                            1998         1997
                                                         -----------  ----------

Net Cash Provided by Operating Activities
(From Previous Page)                                      $(619,561)  $ 317,554

CASH FLOWS FROM INVESTING ACTIVITIES
   Purchase of Property, Plant and Equipment               (279,515)   (326,029)
   Purchase of Leasehold Improvements                       (15,580)    (11,021)
                                                          ---------   ---------

   Net Cash Used in Investing Activities                   (295,095)   (337,050)
                                                          ---------   ---------

CASH FLOWS FROM FINANCING ACTIVITIES
   Proceeds from Credit Line                                250,000           0
   Proceeds from Long-Term Debt                             750,000           0
   Principal Payment on Long-Term Debt                      (63,348)          0
   Increase (Decrease) in Loans to Shareholders                   0     550,000
   Increase (Decrease) in Amounts Due to Shareholders      (366,001)   (289,874)
   Payment on Long-Term Obligations Under Lease              (2,897)     (2,469)
   Purchase of Treasury Stock                                     0    (100,000)
                                                          ---------   ---------

   Net Cash Used in Financing Activities                    567,754     157,657
                                                          ---------   ---------

NET INCREASE (DECREASE) IN CASH
      AND CASH EQUIVALENTS                                 (346,902)    138,161

CASH, BEGINNING OF YEAR                                     369,387     231,226
                                                          ---------   ---------

        CASH, END OF YEAR                                 $  22,485   $ 369,387
                                                          =========   =========

   The accompanying notes are an integral part of the financial statements.

                         BRIDGESTONE TECHNOLOGIES, INC.

                         NOTES TO FINANCIAL STATEMENTS
                        --------------------------------

                           December 31, 1998 and 1997


(1)  Organization
     ------------

          The Company was incorporated on February 22, 1995 in Delaware for purposes of producing holographic materials for security and identification uses. The Company has locations in Bridgeport, Connecticut and Stowe, Vermont.

(2)  Summary of significant accounting policies
     ------------------------------------------

     Inventories
     -----------

          Inventories are valued at cost, determined using the first-in, first-out method.

     Equipment and improvements
     --------------------------

          Equipment is stated at cost, including the cost of significant improvements and/or renovations that materially extend asset lives, and is depreciated over the estimated useful lives of the related assets. The cost of ordinary maintenance and repairs are charged to expense as incurred. For financial reporting purposes, depreciation is provided for on a straight line basis over the estimated useful life of the assets. For income tax purposes, depreciation has been provided using the Modified Accelerated Cost Recovery System (MACRS), which prescribes rates and periods for items required after 1985.

     Leasehold improvements
     ----------------------

          Leasehold improvements are being amortized on a straight-line basis over a period of 6 months to 120 months dependent upon the location of the improvement and the date it was made. The same amortization method is used for both income tax purposes and financial reporting purposes.

     Capitalized product costs
     -------------------------

          Capitalized product costs are being amortized on a straight line basis over a period of 36 months.

     Capitalized patent costs
     ------------------------

          Capitalized patent costs are being amortized on a straight line basis over a period of 180 months.

                         BRIDGESTONE TECHNOLOGIES, INC.

                         NOTES TO FINANCIAL STATEMENTS
                        --------------------------------

                           December 31, 1998 and 1997


(2)  Summary of significant accounting policies (Continued)
     ------------------------------------------

     Uninsured cash balances
     -----------------------

          The Company maintains cash balances at several banks. Cash accounts at banks are insured by the FDIC of up to $100,000. As of December 31, 1997, amounts in excess of insured limits were $263,822 in one account.

     Use of estimates
     ----------------

          The preparation of financial statements in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     Income taxes
     ------------

          Income tax expense includes federal and state taxes currently payable and deferred taxes arising from temporary differences between income for
     financial reporting and income tax purposes.    The differences result
     principally from differences in depreciation between tax and financial reporting purposes, allowances for uncollectible accounts and net operating loss carryforwards.

(3)  Supplemental disclosure of cash flow information
     ------------------------------------------------

     1.   Interest and income taxes paid
          ------------------------------

               Cash paid for interest and income taxes for years ended December 31, 1998 and 1997 are as follows:

                                         1998      1997
                                        -------  --------

                    Interest Expense    $33,254   $ 1,995
                    Income Taxes        $ 2,125   $11,746

     2. Cash and cash equivalents
        -------------------------

               Cash and Cash Equivalents include certificates of deposit with annual maturities of one to three months.

                        BRIDGESTONE TECHNOLOGIES, INC.

                         NOTES TO FINANCIAL STATEMENTS
                       --------------------------------

                          December 31, 1998 and 1997

(4)  Accounts receivable
     -------------------

          Accounts receivable as of December 31, 1998 totalled $865,927, net of reserve for uncollectible accounts of $125,800. Accounts receivable as of December 31, 1997 totalled $1,502,746, net of reserve for uncollectible accounts of $90,000. The Company charged the income statement for the years ended December 31, 1998 and 1997 in the amounts of $21,887 and $4,187, respectively, to provide for additions to its reserve for uncollectible accounts.

(5)  Inventory
     ---------

          Inventory as of December 31, 1998 totalled $707,348 net of an allowance for inventory obsolescence of $41,168. Inventory as of December 31, 1997 totalled $866,507 and did not include any allowance for obsolescence. The Company charged the income statement for the year ended December 31, 1998 in the amount of $41,168 to provide for the allowance for obsolete inventory.

(6)  Prepaid expenses
     ----------------

          As of December 31, 1998 and 1997, prepaid expenses consisted of the following:

                                                             1998         1997
                                                           -------      -------

          a) Prepaid Advertising/Marketing Costs           $     0      $ 7,594
          b) Prepaid Insurance                               5,713        3,396
                                                           -------      -------

                                                           $ 5,713      $10,990
                                                           =======      =======
(7)  Accrued expenses
     ----------------

          As of December 31, 1998 and 1997, accrued expenses consisted of the following:

                                                             1998         1997
                                                           -------      -------

          a) Accrued Payroll Expenses                      $49,494      $29,576
          b) Accrued Workers Compensation Audit Liability        0       15,122
          c) Accrued Professional Fees                      44,392            0
                                                           -------      -------

                                                           $93,886      $44,698
                                                           =======      =======

                         BRIDGESTONE TECHNOLOGIES, INC.

                         NOTES TO FINANCIAL STATEMENTS
                        --------------------------------

                           December 31, 1998 and 1997

(8)  Due to shareholders
     -------------------

          Amounts due to shareholders are payable on demand. The obligations are evidenced by three notes to the Company's shareholders in the amounts of $213,243, $887,329 and 683,086. During the year ended December 31, 1998 and 1997, a net total of $366,001 and $289,962, respectively, was repaid to the officers. At December 31, 1998 and 1997, the total amounts due to shareholders were $1,127,695 and $1,493,696, respectively. No interest has been accrued or charged to expense for the periods ended December 31, 1998 and 1997. All amounts owed to the shareholders is subject to a subordination requirement in favor of Fleet Bank.

(9)  Notes payable
     -------------

          a) On June 26, 1998, the Company entered into a term loan agreement with Fleet Bank in the amount of $500,000. The note is collateralized by a shared first security interest in the assets of the corporation. The term of the loan is five years and the note bears interest at 7.25% per year.

          b) On June 26, 1998, the Company also entered into another term loan agreement with Fleet Bank in the amount of $250,000. The note is collateralized by a shared first security interest in the assets of the corporation. The term of the loan is five years and the note bears interest at 7.25% per year.

          c) The Company has available to it a $750,000 line of credit from Fleet Bank. The interest rate charged on the line of credit is the bank's prime rate. The note is collateralized by a shared first security interest in the assets of the corporation. The amounts charged on the line of credit are due on demand, and no later than June 26, 2000. As of December 31, 1998, the Company owed $250,000 on the line of credit.

          As of December 31, 1998, the schedule of five year debt maturities, and the resultant note payable balances are as follows:


               Year Ended         Note Payable Balance     Principal Paid
               ----------         --------------------     --------------

             December 31, 1998          $686,652              $    N/A
             December 31, 1999           552,034               134,618
             December 31, 2000           407,617               144,417
             December 31, 2001           252,377               155,240
             December 31, 2002            85,495               166,882
             Thereafter                        0                85,495

                         BRIDGESTONE TECHNOLOGIES, INC.

                         NOTES TO FINANCIAL STATEMENTS
                        --------------------------------

                           December 31, 1998 and 1997

(10) Unused operating loss carryforwards
     -----------------------------------

          The Company has available at December 31, 1998, $8,244 of unused federal net operating loss carryforwards that may be applied against future taxable income and that expire in 2018.

          The Company has available at December 31, 1998, $73,484 of unused Connecticut net operating loss carryforwards that may be applied against future taxable income. The loss carryforwards expire $68,071 in 2002 and $5,413 in 2004.

(11) Provision for bad debts
     -----------------------

          The amount charged to Bad Debt Expense on the income statement for years ending December 31, 1998 and 1997 is the result of the write-off of specific accounts known by the Company to be uncollectible. Also included in this amount is the adjustment to the allowance for uncollectible accounts more fully described in Note 4.

(12) Deferred income taxes
     ---------------------

          Deferred income taxes are provided for the temporary differences between the financial reporting basis and the tax basis of Bridgestone Technologies, Inc.'s assets and liabilities. The temporary differences that give rise to the deferred tax assets and liabilities are as follows:


                                                         1998      1997
                                                       --------  --------

               Allowance for doubtful accounts         $125,800  $ 90,000

               Capitalized costs                              0    34,639

               Depreciation                             288,813   230,340

               Intangible assets                        268,000   280,000

               Tax net operating loss carryforwards      80,111    68,071

                        BRIDGESTONE TECHNOLOGIES, INC.

                         NOTES TO FINANCIAL STATEMENTS
                       --------------------------------

                           December 31, 1998 and 1997


12)  Deferred income taxes (Continued)
     ---------------------

          The total deferred tax liabilities (assets) as of December 31, 1998 are as follows:

                                                             Federal     State
                                                            ---------  ---------

          Current:
               Deferred tax liabilities                     $  2,573   $    965
               Deferred tax assets                           (20,107)   (20,190)
               Deferred tax asset valuation allowance         17,534     19,225
                                                            --------   --------

                  Net current deferred taxes                $      0   $      0

          Non-Current:
               Deferred tax liabilities                     $128,349   $ 73,105
               Deferred tax assets                           (47,400)   (30,020)
               Deferred tax asset valuation allowance              0          0
                                                            --------   --------

                  Net non-current deferred tax liability    $ 80,949   $ 43,085

          These amounts have been presented in the Company's financial statements at December 31, 1998, as a non-current deferred tax liability of $124,034.

          The total deferred tax liabilities (assets) as of December 31, 1997 are as follows:

                                                             Federal     State
                                                            ---------  ---------

          Current:
               Deferred tax liabilities                     $    207   $    145
               Deferred tax assets                           (13,500)   (16,597)
               Deferred tax asset valuation allowance         13,293     16,452
                                                            --------   --------

                  Net current deferred taxes                $      0   $      0

          Non-Current:
               Deferred tax liabilities                     $116,656   $ 80,439
               Deferred tax assets                           (35,116)   (24,581)
               Deferred tax asset valuation allowance              0          0
                                                            --------   --------

                  Net non-current deferred tax liability    $ 81,540   $ 55,858

          These amounts have been presented in the Company's financial statements at December 31, 1997 as a non-current deferred tax liability of $137,398.

                        BRIDGESTONE TECHNOLOGIES, INC.

                         NOTES TO FINANCIAL STATEMENTS
                       --------------------------------

                           December 31, 1998 and 1997

(13) Leases
     ------

          On July 11, 1996, the Company entered into a long-term capital lease for a certain telephone system. The lease provides for monthly rental payments over a period of 36 months. The end of lease option contained a bargain purchase option.

          As of December 31, 1998, the minimum lease payments required under the Company's lease were as follows:

                Year Ending
               December 31,                             Amount
               ------------                             -------

                   1999                                  $1,916
                Thereafter                                    0

          As of December 31, 1997, the minimum lease payments required under the Company's lease were as follows:

                Year Ending
                December 31,                            Amount
                ------------                            ------
                    1998                                 $2,897
                    1999                                  1,916
                 Thereafter                                   0

          On September 16, 1998, the Company entered into a two year lease agreement with BMW Financial Services NA, Inc. for the lease of an automobile for use by the Company's president. The Company accounts for the lease as an operating lease. As of December 31, 1998, the minimum lease payments required under the Company's lease were as follow:

                 Year Ending
                 December 31,                           Amount
                 ------------                           ------

                    1999                               $14,179
                    2000                                 9,453
                 Thereafter                                  0


                         BRIDGESTONE TECHNOLOGIES, INC.

                         NOTES TO FINANCIAL STATEMENTS
                        --------------------------------

                           December 31, 1998 and 1997


(14) Related party transactions
     --------------------------

          The Company purchases a significant amount of its supplies and materials from one certain supplier. On December 9, 1996, this entity was purchased by the major shareholders of the Company, thereby rendering the supplier an affiliate. For years ended December 31, 1998 and 1997 the Company purchased $555,308 and $2,261,828, respectively, of materials from this affiliate.

          During the year ended December 31, 1998, the Company paid $1,418,744 to this affiliate. This was netted against the amounts due to the affiliate and presented as $652,863 Due from Affiliate on the December 31, 1998 Balance Sheet.

          As of December 31, 1997, the Company was owed $100,000 from this affiliate. This amount has been netted against contracted purchases and presented as $815,750 Due to Affiliate on the December 31, 1997 Balance Sheet.

          For the year ended December 31, 1997, there were $49,869 of costs incurred by the affiliate which were paid by the Company. As of December 31, 1997, the affiliate had still not repaid the Company, and, as a result, this amount is presented as Due from Affiliate on the December 31, 1997 Balance Sheet.

          Following is a summary of transactions and balances with the affiliate for 1998 and 1997:

                                                         1998       1997
                                                         ----       ----

                Accounts Receivable                   $ 40,119  $   25,580
                                                      ========  ==========
                   (Included in the Accompanying
                     Balance Sheet)

                Due from Affiliate                    $652,863  $   49,869
                                                      ========  ==========
                   (Included in the Accompanying
                     Balance Sheet)

                Accounts Payable                      $ 54,249  $  210,621
                                                      ========  ==========
                   (Included in the Accompanying
                     Balance Sheet)

                Due to Affiliate                      $      0  $  815,750
                                                      ========  ==========
                    (Included in the Accompanying
                      Balance Sheet)

                 Purchases from Affiliate             $555,308  $2,261,828
                                                      ========  ==========

                         BRIDGESTONE TECHNOLOGIES, INC.

                         NOTES TO FINANCIAL STATEMENTS
                        --------------------------------

                           December 31, 1998 and 1997

(15) Merger
     ------

          On September 29, 1997, the Company (formerly known as Northern Lights Enterprises, Inc.) merged its business with Bridgestone Graphic Technologies, Inc. and Innovative Equipment Technologies, Inc. in a business combination accounted for under Accounting Principles Board Opinion No. 16. After the transaction was completed, Bridgestone Graphic Technologies, Inc. and Innovative Equipment Technologies, Inc. were dissolved. The accompanying financial statements for 1997 are based on the assumption that the companies were combined for the full year. Prior to September 29, 1997, the Company, Bridgestone Graphic Technologies, Inc., and Innovative Equipment Technologies, Inc., in the ordinary course of business, entered into certain transactions for the purchase and sale of materials and for the leasing of equipment. These intercompany transactions have been eliminated in the accompanying financial statements.

                                 SUPPLEMENTARY
                                  INFORMATION

                         BRIDGESTONE TECHNOLOGIES, INC.

                                   SCHEDULE A
                                   ----------

                            COST OF REVENUES EARNED
                 ---------------------------------------------

                     Years Ended December 31, 1998 and 1997


                                                 1998        1997
                                              ----------  ----------

     Material Purchases Consumed              $3,337,327  $2,946,897

     Direct and Indirect Labor                   701,892   1,602,534

     Printing Consumables                        231,325     171,085

     Freight-In                                  104,071     163,254

     Lab Supplies                                 83,313      87,424

     Metallizing                                   5,959      61,197

     Mastering                                         0      17,883

     Art Development                               4,462      11,110

     Rent                                        134,819     142,998

     Utilities                                    27,113      32,008

     Telephone                                    44,990      44,614

     Commercial Insurance                         16,724      57,669

     Repairs and Maintenance                      36,975      21,226

     Incineration/Sanitation Expense              21,691      20,381

     Depreciation and Amortization Expense       365,145     349,707
                                              ----------  ----------

          TOTAL COST OF REVENUES EARNED       $5,115,806  $5,729,987
                                              ==========  ==========

   The accompanying notes are an integral part of the financial statements.

                         BRIDGESTONE TECHNOLOGIES, INC.

                                   SCHEDULE B
                                   ----------

                   SELLING, GENERAL & ADMINISTRATIVE EXPENSES
                          --------------------------

                     Years Ended December 31, 1998 and 1997

                                           1998        1997
                                        ----------  ----------

Management Salaries                     $  617,814  $        0

Office Salaries                            358,734           0

Salesman Salaries and Expenses             101,464           0

Commissions                                174,787     675,915

Consulting Fees                            122,575     296,773

Freight-Out                                213,864     174,111

Office Supplies and Expense                 49,159      36,090

Postage and Office Shipping                 20,538      70,189

Professional Fees                          130,126      85,203

Merger Fees                                 71,633     110,200

Research and Development                   306,345      39,287

Group Insurance                             71,476      49,630

Travel Expenses                            187,226     185,219

Advertising and Marketing                   89,065     114,376

Dues and Subscriptions                      11,834      16,232

Property Taxes                               8,040       6,978

Interest Expense                            33,254       1,995

Security Expense                            96,512       2,621

Vehicle Expense                             27,646      11,758

Employee Benefits                           20,057       5,214

Computer Consulting                              0      13,522

Miscellaneous                               23,433      21,899

Bad Debt Expense                           102,067      77,750
                                        ----------  ----------

     TOTAL SELLING, GENERAL
         AND ADMINISTRATIVE EXPENSES    $2,837,649  $1,994,962
                                        ==========  ==========

   The accompanying notes are an integral part of the financial statements.

                              LABEL SYSTEMS, INC.

                              FINANCIAL STATEMENTS
                                      AND
                           SUPPLEMENTARY INFORMATION
                         -----------------------------

                          Year Ended December 31, 1998

                              LABEL SYSTEMS, INC.

                             FINANCIAL STATEMENTS
                                      AND
                           SUPPLEMENTARY INFORMATION
                            ----------------------

                         Year Ended December 31, 1998


                                  CONTENTS
                                  --------





                                                       Pages
                                                       -----

     Independent Auditors' Report                          1

     Financial Statements

          Balance Sheet                                  2-3

          Statement of Income and Retained Earnings        4

          Statement of Cash Flows                        5-6

          Notes to Financial Statements                 7-10

     Supplementary Information

          Schedule A - Cost of Revenues Earned            11

          Schedule B - Selling, General and
            Administrative Expenses                       12


                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------



To the Board of Directors
Label Systems, Inc.
Bridgeport, Connecticut  06605

We have audited the accompanying Balance Sheet of Label Systems, Inc. (a Connecticut corporation) as of December 31, 1998, and the related Statements of Income and Retained Earnings and Cash Flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Label Systems, Inc., as of December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental information contained in Schedules A & B on pages 11 and 12 is presented for the purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


--------------------------------
Lagana, Roberge & Company
Certified Public Accountants

May 21, 1999

                              LABEL SYSTEMS, INC.

                                 BALANCE SHEET
                                 ------------

                               December 31, 1998

                                  A S S E T S
                                  -----------

CURRENT ASSETS
   Cash on Hand and in Banks           $    8,825
   Accounts Receivable (Note 4)           311,530
   Inventory (Note 5)                     264,765
   Prepaid Insurance                        9,459
                                       ----------

        TOTAL CURRENT ASSETS              594,579
                                       ----------

NON-CURRENT ASSETS
   Machinery and Equipment              2,260,632
   Tooling                                801,886
   Computer, Furniture and Fixtures       293,162
   Vehicles                                16,096
                                       ----------

          Subtotal                      3,371,776

      Less Accumulated Depreciation      (963,255)
                                       ----------

        TOTAL NON-CURRENT ASSETS        2,408,521
                                       ----------

OTHER ASSETS
   Capitalized Patent Costs                13,365
   Leasehold Improvements                 346,512
                                       ----------

          Subtotal                        359,877

     Less Accumulated Amortization        (65,947)
                                       ----------

          Net Capitalized Costs and
             Leasehold Improvements       293,930
                                       ----------

        TOTAL OTHER ASSETS                293,930
                                       ----------

           TOTAL ASSETS                $3,297,030
                                       ==========

   The accompanying notes are an integral part of the financial statements.

                              LABEL SYSTEMS, INC.

                                 BALANCE SHEET
                               ----------------

                               December 31, 1998

        L I A B I L I T I E S  &  S T O C K H O L D E R S '  E Q U I T Y
        ----------------------------------------------------------------



CURRENT LIABILITIES
   Accounts Payable                         $  270,308
   Accrued Expenses (Note 6)                    49,209
   Due to Affiliate (Note 9)                   652,863
   Accrued Income Taxes                         (3,639)
                                            ----------

        TOTAL CURRENT LIABILITIES              968,741
                                            ----------


 STOCKHOLDERS' EQUITY
   Common Stock, $100 Par Value;
      500 shares authorized;
      100 shares issued and outstanding         10,000
   Paid-In Capital                           2,944,495
   Retained Earnings                          (626,206)
                                            ----------

        TOTAL STOCKHOLDERS' EQUITY           2,328,289
                                            ----------

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY    $3,297,030
                                            ==========

   The accompanying notes are an integral part of the financial statements.

                              LABEL SYSTEMS, INC.

                   STATEMENT OF INCOME AND RETAINED EARNINGS
                             --------------------

                          Year Ended December 31, 1998







Contract Revenues Earned                           $3,311,557

Cost of Revenues Earned (Schedule A)                3,341,789
                                                   ----------

   GROSS PROFIT (LOSS)                                (30,232)

Selling, General & Administrative
   Expenses (Schedule B)                              613,416
                                                   ----------

   INCOME (LOSS) FROM OPERATIONS & BEFORE TAXES      (643,648)

Other Income                                            1,941

Provision for Income Taxes                            (11,361)
                                                   ----------

   NET INCOME (LOSS) AFTER TAXES                     (653,068)

RETAINED EARNINGS, BEGINNING OF YEAR                   26,862
                                                   ----------

      RETAINED EARNINGS, END OF YEAR               $(626,206)
                                                   =========

   The accompanying notes are an integral part of the financial statements.

                              LABEL SYSTEMS, INC.

                            STATEMENT OF CASH FLOWS
                             --------------------

                          Year Ended December 31, 1998




CASH FLOWS FROM OPERATING ACTIVITIES
   Net Income (Loss)                                        $(653,068)

   Adjustments to reconcile net income
    to net cash provided by operating activities:

     Depreciation & Amortization                              505,491
     Decrease in Allowance for Uncollectible Accounts         (41,593)
     Increase in Allowance for Inventory Obsolescence          15,212

   Changes in Operating Assets and Liabilities

     (Increase) Decrease in Accounts Receivable               456,183
     (Increase) Decrease in Inventory                          53,979
     (Increase) Decrease in Due from Affiliate                815,750
     (Increase) Decrease in Prepaid Expenses                   (5,742)
     (Increase) Decrease in Capitalized Costs                    (939)
     Increase (Decrease) in Accounts Payable                 (473,834)
     Increase (Decrease) in Accrued Expenses                  (98,923)
     Increase (Decrease) in Income Taxes Payable              (19,575)
     Increase (Decrease) in Due to Affiliate                  602,994
                                                           ----------

         Net Cash Provided by Operating Activities         $1,155,935
                                                           ==========

   The accompanying notes are an integral part of the financial statements.

                              LABEL SYSTEMS, INC.

                            STATEMENT OF CASH FLOWS
                             ---------------------

                          Year Ended December 31, 1998






Net Cash Provided by Operating Activities
(From Previous Page)                                             $1,155,935

CASH FLOWS FROM INVESTING ACTIVITIES
  Purchase of Property, Plant and Equipment                        (167,356)
                                                                 ----------

     Net Cash Used in Investing Activities                         (167,356)
                                                                 ----------


CASH FLOWS FROM FINANCING ACTIVITIES
  Decrease in Paid in Capital                                    (1,010,000)
                                                                 ----------

     Net Cash Used in Financing Activities                       (1,010,000)
                                                                 ----------

NET DECREASE IN CASH
      AND CASH EQUIVALENTS                                          (21,421)

CASH, BEGINNING OF YEAR                                              30,246
                                                                -----------

       CASH, END OF YEAR                                       $      8,825
                                                                ===========

   The accompanying notes are an integral part of the financial statements.

                              LABEL SYSTEMS, INC.

                         NOTES TO FINANCIAL STATEMENTS
                        --------------------------------

                               December 31, 1998


(1)  Organization
     ------------

          The Company was incorporated on June 8, 1977 in Bridgeport, Connecticut. The Company produces holographic materials and labels for commercial application.

(2)  Summary of significant accounting policies
     ------------------------------------------

     Inventories
     -----------

          Inventories are valued at cost, determined using the first-in, first-out method.

     Equipment and improvements
     --------------------------

          Equipment is stated at cost, including the cost of significant improvements and/or renovations that materially extend asset lives, and is depreciated over the estimated useful lives of the related assets. The cost of ordinary maintenance and repairs are charged to expense as incurred. For financial reporting purposes, depreciation is provided for on a straight line basis over the estimated useful life of the assets. For income tax purposes, depreciation has been provided using the Modified Accelerated Cost Recovery System (MACRS), which prescribes rates and periods for items required after 1985.

     Capitalized patent costs
     ------------------------

          Capitalized patent costs are being amortized on a straight line basis over a period of 15 years.

     Leasehold improvements
     ----------------------

          Leasehold improvements are being amortized on a straight line basis over a period of 120 months. The same amortization method is used for both income tax and financial reporting purposes.

     Use of estimates
     ----------------

          The preparation of financial statements in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

                              LABEL SYSTEMS, INC.

                         NOTES TO FINANCIAL STATEMENTS
                        --------------------------------

                               December 31, 1998


(2)  Summary of significant accounting policies (Continued)
     ------------------------------------------

     Income taxes
     ------------

          Income tax expense includes federal and state taxes currently payable and deferred taxes arising from temporary differences between income for financial reporting and income tax purposes. The differences result principally from differences in depreciation between tax and financial reporting purposes, allowances for uncollectible accounts and net operating loss carryforwards.

(3)  Supplemental disclosure of cash flow information
     ------------------------------------------------

     1.   Interest and income taxes paid
          ------------------------------

               Cash paid for interest and income taxes for years ended December 31, 1998 was as follows:

                    Interest Expense        $34,685
                    Income Taxes Paid        11,361

     2.   Cash and cash equivalents
          -------------------------

               Cash and Cash Equivalents include certificates of deposit with annual maturities of one to three months.

(4)  Accounts receivable
     -------------------

          Accounts receivable as of December 31, 1998 totaled $311,530, net of reserve for uncollectible accounts of $21,000.


(5)  Inventory
     ---------

          Inventory as of December 31, 1998 totaled $264,765, net of an allowance for inventory obsolescence of $15,212. The Company charged the income statement for the year ended December 31, 1998 in the amount of $15,212 to provide for the allowance for obsolete inventory.

                                 LABEL SYSTEMS, INC.

                         NOTES TO FINANCIAL STATEMENTS
                        --------------------------------

                               December 31, 1998


(6)  Accrued expenses
     ----------------

          As of December 31, 1998, accrued expenses consisted of the following:


           a) Accrued Wages                      $16,631
           b) Accrued Commissions                  6,808
           c) Accrued Personal Property Taxes     25,770
                                                 -------

                                                 $49,209
                                                 =======


(7)  Unused operating loss carryforwards
     -----------------------------------

          As of December 31, 1998, the Company has available $2,108,450, of Federal net operating loss carryforwards that may be applied against future federal taxable income. The loss carryforwards expire $1,068,673 in 2011, $154,134 in 2012, and $885,643 in 2018.

          The Company also has available at December 31, 1998, $3,629,874, of Connecticut net operating loss carryforwards that may be applied against future Connecticut taxable income. The loss carryforwards expire $368,866 in 1999, $1,169,180 in 2000, $1,079,348 in 2002, $138,198 in 2003, and
     $874,282 in 2004.

(8)  Provision for bad debts
     -----------------------

          The amount charged to Bad Debt Expense on the income statement is generally the result of the write-off of specific accounts known by the Company to be uncollectible. Also included in this amount is the adjustment to the allowance for uncollectible accounts more fully described in Note 4.

(9)  Related party transactions
     --------------------------

          The Company makes a significant amount of its sales to one customer. On December 9, 1996, this customer's major shareholders purchased the Company, thereby rendering the customer an affiliate. For the year ending December 31, 1998, the Company sold $555,308, respectively, of materials to this affiliate.

                              LABEL SYSTEMS, INC.

                         NOTES TO FINANCIAL STATEMENTS
                        --------------------------------

                               December 31, 1998


(10) Related party transactions (Continued)
     --------------------------

          During the year ended December 31, 1998, the Company borrowed $1,418,744 from the affiliate. This amount was netted against the amounts due from the affiliate and presented as $652,863 Due to Affiliate on the December 31, 1998 Balance Sheet.

          Following is a summary of transactions and balances with the affiliate for year ending December 31, 1998:

                Accounts Receivable                   $ 54,249
                                                      ========
                   (Included in the Accompanying
                     Balance Sheet)

                Accounts Payable                      $ 40,119
                                                      ========
                   (Included in the Accompanying
                     Balance Sheet)

                Due to Affiliate                      $652,863
                                                      ========
                    (Included in the Accompanying
                      Balance Sheet)

                 Purchases from Affiliate             $555,308
                                                      ========

(10) Economic Dependence
     -------------------

          A material part of the Company's revenues are derived from sales to one affiliated customer, the loss of which could have a material effect on the Company. For the year ended December 31, 1998, sales to this customer accounted for approximately 17%, of the Company's total revenues.

                                 SUPPLEMENTARY
                                  INFORMATION

                              LABEL SYSTEMS, INC.

                                   SCHEDULE A
                                   ----------

                            COST OF REVENUES EARNED
                            -----------------------

                          Year Ended December 31, 1998





Material Purchases Consumed              $  672,075

Direct and Indirect Labor                 1,394,122

Freight In                                   18,118

Factory Supplies                             45,625

Machinery Parts and Supplies                 43,537

Equipment Rental                              3,959

Rent                                        191,960

Insurance                                   172,264

Utilities                                   134,678

Telephone                                    36,379

Art Development                              78,005

Repairs and Maintenance                      45,948

Depreciation and Amortization Expense       505,119
                                         ----------

     TOTAL COST OF REVENUES EARNED       $3,341,789
                                         ==========

   The accompanying notes are an integral part of the financial statements.

                              LABEL SYSTEMS, INC.

                                   SCHEDULE B
                                   ----------

                   SELLING, GENERAL & ADMINISTRATIVE EXPENSES
                   ------------------------------------------

                          Year Ended December 31, 1998




Commissions                                 $ 67,197

Office Supplies and Expense                   31,740

Delivery and Freight                          13,340

Professional Fees                             59,316

Merger Costs                                  33,577

Outside Services                               4,325

Travel and Entertainment                      12,913

Rubbish Removal                               55,265

Research and Development                      79,483

Interest Expense                              34,685

Uniforms Rental                                4,635

Advertising and Marketing                      7,365

Miscellaneous                                  4,787

Salesman Expenses                             67,510

Employee Benefits                             45,770

Cleaning Supplies                              5,415

Vehicle Expenses                               5,485

Building Supplies and Maintenance             45,116

Environmental and Hazard Waste Expenses       27,251

Property Taxes                                 8,241
                                            --------

     TOTAL SELLING, GENERAL
            AND ADMINISTRATIVE EXPENSES     $613,416
                                            ========

   The accompanying notes are an integral part of the financial statements.

                              LABEL SYSTEMS, INC.

                              FINANCIAL STATEMENTS
                                      AND
                           SUPPLEMENTARY INFORMATION
                                 ------------

                          Year Ended December 31, 1997

                              LABEL SYSTEMS, INC.

                              FINANCIAL STATEMENTS
                                      AND
                           SUPPLEMENTARY INFORMATION
                             ----------------------

                          Year Ended December 31, 1997


                                    CONTENTS
                                    --------





                                                                       Pages
                                                                       -----

     Independent Auditors' Report                                          1

     Financial Statements

          Balance Sheets                                                 2-3

          Statements of Income and Retained Earnings                       4

          Statements of Cash Flows                                       5-6

          Notes to Financial Statements                                  7-9

     Supplementary Information

          Independent Auditors' Report on Supplementary Information       10

          Schedule A - Cost of Revenues Earned                            11

          Schedule B - Selling, General and
            Administrative Expenses                                       12


                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------



To the Board of Directors
Label Systems, Inc.
Bridgeport, Connecticut  06605

We have audited the accompanying balance sheet of Label Systems, Inc. (a Connecticut corporation) as of December 31, 1997. This financial statement is the responsibility of the management of Label Systems, Inc. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit provides a reasonable basis for our opinion.

Because we were not engaged to audit the statements of income, retained earnings, and cash flows, we did not extend our auditing procedures to enable us to express an opinion on results of operations and cash flows for the year ended December 31, 1997. Accordingly, we express no opinion on them.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Label Systems, Inc., as of December 31, 1997, in conformity with generally accepted accounting principles.



-------------------------------
Lagana, Roberge & Company
Certified Public Accountants

May 11, 1998

                              LABEL SYSTEMS, INC.

                                 BALANCE SHEETS
                                 -------------

                               December 31, 1997

                                  A S S E T S
                                  -----------

CURRENT ASSETS
   Cash on Hand and in Banks           $   30,246
   Accounts Receivable (Note 4)           723,452
   Due from Affiliate (Note 7)            815,750
   Inventory                              333,956
   Prepaid Insurance                        3,717
   Miscellaneous Receivables                2,668
                                       ----------

        TOTAL CURRENT ASSETS            1,909,789
                                       ----------

NON-CURRENT ASSETS
   Machinery and Equipment              2,167,983
   Tooling                                777,879
   Computer, Furniture and Fixtures       290,485
   Vehicles                                12,896
                                       ----------

           Subtotal                     3,249,243

      Less Accumulated Depreciation      (490,709)
                                       ----------

        TOTAL NON-CURRENT ASSETS        2,758,534
                                       ----------

OTHER ASSETS
   Capitalized Patent Costs                12,426
   Leasehold Improvements                 301,689
                                       ----------

          Subtotal                        314,115

     Less Accumulated Amortization        (33,002)
                                       ----------

          Net Capitalized Costs and
             Leasehold Improvements       281,113

   Due from Shareholders                        0
                                       ----------

        TOTAL OTHER ASSETS                281,113
                                       ----------

           TOTAL ASSETS                $4,949,436
                                       ==========

   The accompanying notes are an integral part of the financial statements.

                              LABEL SYSTEMS, INC.

                                BALANCE SHEETS
                                --------------

                               December 31, 1997


        L I A B I L I T I E S  &  S T O C K H O L D E R S '  E Q U I T Y
        ----------------------------------------------------------------



CURRENT LIABILITIES
   Accounts Payable                         $  744,142
   Accrued Expenses                            148,132
   Due to Affiliate (Note 7)                    49,869
   Accrued Income Taxes                         15,936
                                            ----------

        TOTAL CURRENT LIABILITIES              958,079
                                            ----------


 STOCKHOLDERS' EQUITY
   Common Stock, $100 Par Value;
      500 shares authorized;
      100 shares issued and outstanding         10,000
   Paid-In Capital                           3,954,495
   Retained Earnings                            26,862
                                            ----------

        TOTAL STOCKHOLDERS' EQUITY           3,991,357
                                            ----------

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY    $4,949,436
                                            ==========

   The accompanying notes are an integral part of the financial statements.

                              LABEL SYSTEMS, INC.

                   STATEMENTS OF INCOME AND RETAINED EARNINGS
                   ------------------------------------------

                          Year Ended December 31, 1997

                                  (Unaudited)





                                               1997
                                            -----------

Contract Revenues Earned                    $5,425,391

Cost of Revenues Earned (Schedule A)         4,117,904
                                            ----------

   GROSS PROFIT (Loss)                       1,307,487

Selling, General & Administrative
   Expenses (Schedule B)                     1,046,378
                                            ----------

   INCOME FROM OPERATIONS & BEFORE TAXES       261,109

Other Income                                         0

Provision for Income Taxes                      15,936
                                            ----------

   NET INCOME (LOSS) AFTER TAXES               245,173

RETAINED EARNINGS, BEGINNING OF YEAR          (218,311)
                                            ----------

       RETAINED EARNINGS, END OF YEAR       $   26,862
                                            ==========

   The accompanying notes are an integral part of the financial statements.

                              LABEL SYSTEMS, INC.

                            STATEMENTS OF CASH FLOWS
                            ------------------------

                          Year Ended December 31, 1997

                                  (Unaudited)






CASH FLOWS FROM OPERATING ACTIVITIES
   Net Income                                             $ 245,173

   Adjustments to reconcile net income
     to net cash provided by operating activities:

      Depreciation & Amortization                           484,585
      Increase in Allowance for Inventory Obsolescence            0
      Decrease in Allowance for Uncollectible Accounts            0

   Changes in Operating Assets and Liabilities

      Increase in Accounts Receivable                      (606,792)
      Decrease in Inventory                                 148,535
      Increase in Prepaid Expenses                           (3,717)
      Increase in Capitalized Costs                         (12,426)
      Increase in Accounts Payable                          499,004
      Decrease in Accrued Expenses                         (187,691)
      Increase in Income Taxes Payable                       15,686
      Increase in Due to Affiliate                           49,869
                                                          ---------

      Net Cash Provided by Operating Activities           $ 632,226
                                                          =========

   The accompanying notes are an integral part of the financial statements.

                              LABEL SYSTEMS, INC.

                            STATEMENT OF CASH FLOWS
                            -----------------------

                          Year Ended December 31, 1997

                                  (Unaudited)



Net Cash Provided by Operating Activities
(From Previous Page)                                                 $  632,226

CASH FLOWS FROM INVESTING ACTIVITIES
  Purchase of Property, Plant and Equipment                            (164,412)
                                                                     ----------

  Net Cash Used in Investing Activities                                (164,412)
                                                                     ----------


CASH FLOWS FROM FINANCING ACTIVITIES
  Decrease in Paid in Capital                                          (500,000)
                                                                     ----------

  Net Cash Used in Financing Activities                                (500,000)
                                                                     ----------

NET DECREASE IN CASH
      AND CASH EQUIVALENTS                                              (32,186)

CASH, BEGINNING OF YEAR                                                  62,432
                                                                     ----------

       CASH, END OF YEAR                                             $   30,246
                                                                     ==========

   The accompanying notes are an integral part of the financial statements.

                              LABEL SYSTEMS, INC.

                         NOTES TO FINANCIAL STATEMENTS
                        --------------------------------

                               December 31, 1997


(1)  Organization
     ------------

          The Company was incorporated on June 8, 1977 in Bridgeport, Connecticut. The Company produces holographic materials and labels for commercial application.

(2)  Summary of significant accounting policies
     ------------------------------------------

     Inventories
     -----------

          Inventories are valued at cost, determined using the first-in, first-out method.

     Equipment and improvements
     --------------------------

          Equipment is stated at cost, including the cost of significant improvements and/or renovations that materially extend asset lives, and is depreciated over the estimated useful lives of the related assets. The cost of ordinary maintenance and repairs are charged to expense as incurred. For financial reporting purposes, depreciation is provided for on a straight line basis over the estimated useful life of the assets. For income tax purposes, depreciation has been provided using the Modified Accelerated Cost Recovery System (MACRS), which prescribes rates and periods for items required after 1985.

     Capitalized patent costs
     ------------------------

          Capitalized patent costs are being amortized on a straight line basis over a period of 15 years.

     Leasehold improvements
     ----------------------

          Leasehold improvements are being amortized on a straight line basis over a period of 120 months. The same amortization method is used for both income tax and financial reporting purposes.

     Use of estimates
     ----------------

          The preparation of financial statements in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

                              LABEL SYSTEMS, INC.

                         NOTES TO FINANCIAL STATEMENTS
                        --------------------------------

                               December 31, 1997

(2)  Summary of significant accounting policies (Continued)
     ------------------------------------------

     Income taxes
     ------------

          Income tax expense includes federal and state taxes currently payable and deferred taxes arising from temporary differences between income for financial reporting and income tax purposes. The differences result principally from differences in depreciation between tax and financial reporting purposes, allowances for uncollectible accounts and net operating loss carryforwards.

(3)  Supplemental disclosure of cash flow information
     ------------------------------------------------

     1.   Interest and income taxes paid
          ------------------------------

               Cash paid for interest and income taxes for year ended December 31, 1997 were as follows:

          Interest Expense                            $       0
          Income Taxes Paid                              15,936

     2.   Cash and cash equivalents
          -------------------------

               Cash and Cash Equivalents include certificates of deposit with annual maturities of one to three months.

(4)  Accounts receivable
     -------------------

          Accounts receivable as of December 31, 1997 totalled $723,452, net of reserve for uncollectible accounts of $62,593. The Company charged the income statement for the year ended December 31, 1997 in the amount of $62,593 to provide for additions to its reserve for uncollectible accounts.

(5)  Unused operating loss carryforwards
     -----------------------------------

          As of December 31, 1997, the Company has available $1,233,918 of Federal net operating loss carryforwards that may be applied against future federal taxable income and that expire in 2012.

          The Company also has available at December 31, 1997, $2,755,592 of Connecticut net operating loss carryforwards that may be applied against future Connecticut taxable income and that expire in various years from 1999 to 2002.

                                 LABEL SYSTEMS, INC.

                         NOTES TO FINANCIAL STATEMENTS
                        --------------------------------

                               December 31, 1997

(6)  Provision for bad debts
     -----------------------

          The amount charged to Bad Debt Expense on the income statement for year ending December 31, 1997 is the result of the write-off of specific accounts known by the Company to be uncollectible. Also included in this amount is the adjustment to the allowance for uncollectible accounts more fully described in Note 4.

(7)  Related party transactions
     --------------------------

          The Company makes a significant amount of its sales to one customer. On December 9, 1996, the customer's major shareholders purchased the Company, thereby rendering the customer an affiliate. In addition, as of December 31, 1997, the Company owed $100,000 to this affiliate. This loan was netted against the contracted sales and reported as $815,750 as Due from Affiliate on the accompanying Balance Sheet.

          In addition to the sales mentioned above, the Company also sold $1,181,911 of materials to the affiliate.

          For the year ended December 31, 1997, there were $49,869 of costs incurred by the Company which were paid by the affiliate. As of December 31, 1997, the Company had still not repaid the affiliate, and, as a result, this amount is presented as Due to Affiliate on the Balance Sheet.

          Following is a summary of transactions and balances with the affiliate for 1997:

                 Due from Affiliate                  $1,026,371
                                                     ==========
                    (Included in the Accompanying
                      Balance Sheet)

                 Sales to Affiliate                  $2,261,828
                                                     ==========

                 Due to Affiliate
                    (Included in the Accompanying
                      Balance Sheet)                 $   75,449
                                                     ==========

(8)  Economic Dependence
     -------------------

          A material part of the Company's revenues are derived from sales to one affiliated customer, the loss of which could have a material effect on the Company. For the year ended December 31, 1997, sales to this customer accounted for approximately 42% of the Company's total revenues.

                                 SUPPLEMENTARY
                                  INFORMATION

                          INDEPENDENT AUDITORS' REPORT
                           ON ADDITIONAL INFORMATION



To the Board of Directors
Label Systems, Inc.
Bridgeport, CT  06605

Our report on our audit of the balance sheet of Label Systems, Inc. as of December 31, 1997 appears on page one. That audit was made for the purpose of forming an opinion on this financial statement. Schedules A and B that follow are presented for purposes of additional analysis only and are not a required part of the balance sheet. Such information has not been subjected to the auditing procedures applied in the audit of the balance sheet, and, accordingly, we express no opinion on it.



_________________________________________
Lagana, Roberge & Company
Certified Public Accountants

May 11, 1998

                              LABEL SYSTEMS, INC.

                                   SCHEDULE A
                                   ----------

                            COST OF REVENUES EARNED
                 ---------------------------------------------

                          Year Ended December 31, 1997

                                  (Unaudited)



Material Purchases Consumed              $1,484,532

Direct and Indirect Labor                 1,422,345

Factory Supplies                             48,904

Machinery Parts and Supplies                 43,270

Equipment Rental                              4,406

Rent                                        194,388

Insurance                                   162,238

Utilities                                   170,757

Telephone                                    23,081

Art Development                              23,834

Repairs and Maintenance                      55,564

Depreciation and Amortization Expense       484,585
                                         ----------

     TOTAL COST OF REVENUES EARNED       $4,117,904
                                         ==========


                              LABEL SYSTEMS, INC.

                                   SCHEDULE B
                                   ----------

                   SELLING, GENERAL & ADMINISTRATIVE EXPENSES
                   ------------------------------------------

                          Year Ended December 31, 1997

                                  (Unaudited)

Commissions                                                           $102,298

Office Supplies and Expense                                             29,353

Delivery and Freight                                                     9,586

Professional Fees                                                       12,861

Outside Services                                                         5,102

Travel and Entertainment                                                32,259

Rubbish Removal                                                         43,873

Royalties                                                               11,003

Research and Development                                               472,799

Postage                                                                  5,034

Uniforms Rental                                                          4,650

Advertising and Marketing                                                3,353

Equipment Leases                                                         9,503

Dues and Subscriptions                                                   4,036

Miscellaneous                                                           18,077

Bad Debt Expense                                                       144,213

Salesman Expenses                                                        4,273

Cleaning Supplies                                                        3,418

Vehicle Expenses                                                         2,266

Building Supplies and Maintenance                                       12,883

Environmental and Hazard Waste Expenses                                 18,685

Property Taxes                                                          96,853
                                                                    ----------

     TOTAL SELLING, GENERAL AND ADMINISTRATIVE EXPENSES             $1,046,378
                                                                    ==========

                                                                                             KEYSTONE TECHNOLIGIES, LLC
                                                                                                   BALANCE SHEETS
                                                                                                    June 30, 1999

                                                                                                        ASSETS

                                                    Bridgestone    Bridgestone
                                                    -----------    -----------
                                                         CT           VT      Bridgestone  Label Systems   Eliminations   Combined
                                                         --           --      -----------  -------------   ------------   --------
CURRENT ASSETS
    Cash on Hand and in Banks                            90,424          955      $91,379      $3,584                      $94,963
    Accounts Receivable (Net)            Note 1       1,001,743      (24,771)     976,972      536,462      (212,141)    1,301,293
    Inventory                                           745,008            0      745,008      293,810                   1,038,818
    Due from Officiers                                                                  0                                        0
    Due from Affiliates                  Note 2       1,940,579   (1,146,791)     793,788      (70,000)     (703,238)       20,550
    Due from Label System Acquisition    Note 3                                         0                                        0
    Employee Loans/Advance                                                              0                                        0
    Prepaid Expenses                                      1,395        1,175        2,570       (4,814)                     (2,244)
                                                     -------------------------------------------------------------------------------
         TOTAL CURRENT ASSETS                         3,779,149   (1,169,432)   2,609,717      759,042      (915,379)    2,453,380

NON-CURRENT ASSETS
   Property and Equipment                             1,264,607    1,280,323    2,544,930    3,552,818                   6,097,748
      Less Accumulated Depreciation                    (756,263)    (520,827)  (1,277,090)  (1,240,755)                 (2,517,845)
                                                     -------------------------------------------------------------------------------

         TOTAL NON-CURRENT ASSETS                       508,344      759,496    1,267,840    2,312,063             0     3,579,903

OTHER ASSETS
    Capitalized Research & Development Costs                                            0            0                           0
    Acquisition Costs/Merger Costs                                                      0        6,323                       6,323
    Organizational Costs                                               1,947        1,947                                    1,947
    Patent Costs                                         10,908                    10,908       13,365                      24,273
    Leasehold Improvements                               66,752       18,281       85,033      358,377                     443,410
                                                     -------------------------------------------------------------------------------
            Subtotal                                     77,660       20,228       97,888      378,065             0       475,953
       Less Accumulated Amortization                    (41,901)     (19,838)     (61,739)     (90,361)                   (152,100)
                                                     -------------------------------------------------------------------------------

                                                     -------------------------------------------------------------------------------
            NET                                          35,759          390       36,149      287,704             0       323,853
                                                     -------------------------------------------------------------------------------

       Deposit                                                         2,190        2,190             0                      2,190
          TOTAL OTHER ASSETS                             35,759        2,580       38,339       287,704            0       326,043
                                                     -------------------------------------------------------------------------------

            TOTAL ASSETS                              4,323,252     (407,356)  $3,915,896    $3,358,809     ($915,379)  $6,359,326
                                                     ===============================================================================



                                                                                          KEYSTONE TECHNOLIGIES, LLC
                                                                                                BALANCE SHEETS
                                                                                                June 30, 1999

                                                                                      LIABILITIES AND STOCKHOLDER'S EQUITY

                                                   Bridgestone    Bridgestone
                                                   -----------    -----------
                                                        CT             VT     Bridgestone   Label Systems   Eliminations   Combined
                                                        --             --     -----------   -------------   ------------   --------
CURRENT LIABILITIES
    Accounts Payable                        Note 4    759,300        21,360      $780,660      $436,537      ($212,141)  $1,005,056
    Accrued Expense                                   204,207                     204,207        43,627                     247,834
    Due to Officiers                        Note 5                                      0             0                           0
    Due to Affiliates                       Note 6                   35,000        35,000       668,238      (703,238)            0
    Accrued Income Taxes                              (14,586)       (4,841)      (19,427)       (2,940)                    (22,367)
    Deferred Taxes-Current Portion                                                      0                                         0
    Obligations Under Lease-Current Portion               285                         285                                       285
    Revolving Credit                                  450,000                     450,000                                   450,000
    Term Loan Current-Portion                         139,291                     139,291                                   139,291
                                                  ----------------------------------------------------------------------------------

         TOTAL CURRENT LIABILITIES                  1,538,497        51,519     1,590,016     1,145,462      (915,379)    1,820,099

NON-CURRENT LIABILITIES
    Term Loan                                         620,941                     620,941                                   620,941
      Less Current Portion Term Loan                 (139,291)                   (139,291)                                 (139,291)
                                                  ----------------------------------------------------------------------------------
    Net Long-Term Portion Term Loan                   481,650                     481,650                                   481,650

    Due to Officier                                   485,766       641,929     1,127,695                                 1,127,695
    Deferred Taxes-Non Current Portion                124,034                     124,034                                   124,034
                                                  ----------------------------------------------------------------------------------

        TOTAL NON-CURRENT LIABLITIES                1,091,450       641,929     1,733,379             0             0     1,733,379

STOCKHOLDERS' EQUITY
    Capital Stock                                      10,000        11,000        21,000        10,000                      31,000
    Treasury Stock                                   (100,000)                   (100,000)                                 (100,000)
    Paid-In-Surplus                                                                     0     2,944,495                   2,944,495
    Retained Earnings                               1,783,305    (1,111,804)      671,501      (741,148)                    (69,647)
                                                  ----------------------------------------------------------------------------------

        TOTAL STOCKHOLDERS' EQUITY                  1,693,305    (1,100,804)      592,501     2,213,347             0     2,805,848
                                                  ----------------------------------------------------------------------------------

TOTAL LIABILITIES & STOCKHOLDERS'EQUITY             4,323,252      (407,356)   $3,915,896    $3,358,809     ($915,379)   $6,359,326
                                                  ==================================================================================

                                                    KEYSTONE TECHNOLIGIES, LLC
                                                        Notes to Statements
                                                     06 Month Ended June, 1999

Note 1:  Accounts Receivable                                           Note 4:  Accounts Payable
                       15,118 due to BGT VT from LS                                            15,118 due from LS to BGT VT
                      197,023 due to LS from BGT CT                                           197,023 due from BGT CT to LS

                     $212,141                                                                $212,141



Note 2:  Due from Affiliate                                            Note 6:  Due to Affiliate

                      $35,000 due to BGT CT from BGT VT                                       $35,000 due from BGT VT to BGT CT
                      668,238 due to BGT CT from LS                                           668,238 due from Label Systems to BGT
                     $703,238                                                                $703,238

                                                                       Note 7:  Contract Revenues

                                                                                           $1,108,609 sold by LS to BGT CT




                                                                       Note 8:  Materials Purchased

                                                                                           $1,108,609 purchased by BGT from LS

                          KEYSTONE TECHNOLIGIES, LLC
                               Income Statements
                              06 Months YTD 1999

                                                 Bridgestone       %                       %                                    %
                                                    Total        Sales   Label Systems   Sales    Eliminations    Combined    Sales
Contract Revenued Earned                Note 7   $ 3,310,554    100.0%     $2,069,181    100.0%   ($1,108,609)   $4,271,126   100.0%

Cost of Revenue Earned (Schedule A)                2,495,787     75.4%      1,849,412     89.4%   ($1,108,609)   $3,236,590    75.8%
                                                 -----------------------------------------------------------------------------------

          GROSS PROFIT                               814,767     24.6%        219,769     10.6%             0     1,034,536    24.2%

Selling, General & Administrative
Expenses (Schedule B)                              1,109,051     33.5%        334,711     16.2%             0     1,443,762    33.8%
                                                 -----------------------------------------------------------------------------------

       OPERATING INCOME                             (294,284)    -8.9%       (114,942)    -5.6%             0      (409,226)   -9.6%

Other Income                                               0      0.0%              0      0.0%             0             0     0.0%
                                                 -----------------------------------------------------------------------------------
   INCOME FROM OPERATIONS AND
         BEFORE TAXES                               (294,284)    -8.9%       (114,942)    -5.6%             0      (409,226)   -9.6%

Income Taxes                                              $0      0.0%                     0.0%                          $0     0.0%

     NET INCOME  AFTER TAXES                        (294,284)    -8.9%       (114,942)    -5.6%                    (409,226)   -9.6%
                                                 ===================================================================================

------------------------------------------------------------------------------------------------------------------------------------
MEMO:
Add Back:  Private Company Expenses              $   126,796      3.8%        $61,847      3.0%             0       188,643     4.4%
                                                 -----------------------------------------------------------------------------------

EBIT                                                (167,488)    -5.1%        (53,095)    -2.6%             0      (220,563)   -5.2%
                                                 ===================================================================================
                                                     325,844      9.8%       $301,914     14.6%                     627,758
EBITDOS                                              158,356      4.8%        246,619     12.0%                     407,175     9.5%
                                                 ===================================================================================

                          KEYSTONE TECHNOLIGIES, LLC
                                   Cash Flow

                                  Fiscal 1999

                                                        Jan-99      Feb-99          Mar-99      1st QTR
Income After Taxes                                    (110,379)   (127,574)         50,848    (187,105)
Add:  Depreciation                                      76,316      76,311          76,231     228,858
Add:  Amortization                                       5,632       5,931           5,655      17,218
     Cash Generated from Operations                    (28,431)    (45,332)        132,734      58,971

(Inc) Dec in Accounts Receivable                       (21,280)    (82,078)       (156,167)   (259,525)
(Inc) Dec in Inventory                                 (22,978)      4,019         (19,847)    (38,806)
(Inc) Dec in Other Current Assets                        1,374        (215)          2,351       3,510

Inc (Dec) in Accounts Payable                           41,579     100,409         131,245     273,233
Inc (Dec) in Accrued Income Taxes
Inc (Dec) in Other Current Liabilities                 (84,405)     48,055          65,694      29,344

Less:  Capital Expenditures                            (14,934)    (24,180)        (92,512)   (131,626)
       Research & Development Costs
       Patent Costs
       Acquisition Costs

Inc (Dec) in Long Term Liabilities
(Inc) Dec in Long Term Assets

Financial
     Term Loan                                         (10,965)    (10,757)        (11,226)    (32,948)
     Revolving Credit                                  100,000                                 100,000
     Due from Keystone                                  70,000                                  70,000
     Due to Officiers                                  (15,500)    (13,000)        (17,000)    (45,500)
     Due from Label System Acquisition
     Merger Costs

     Net Cash Generation                                14,460     (23,079)         35,272      26,653
     Cash Beginning of the Month                        31,310      45,770          22,691      31,310
     Cash at the End of the Month                       45,770      22,691          57,963      57,963

                                                        Apr-99      May-99          Jun-99     2nd QTR
Income After Taxes                                      (8,029)    (69,480)       (144,612)   (222,121)
Add:  Depreciation                                      76,272      76,290          76,329     228,891
Add:  Amortization                                       5,654       4,484           4,483      14,621
     Cash Generated from Operations                     73,897      11,294         (63,800)     21,391

(Inc) Dec in Accounts Receivable                       103,748    (190,193)        125,963      39,518
(Inc) Dec in Inventory                                 (12,163)     18,805         (34,539)    (27,897)
(Inc) Dec in Other Current Assets                        7,184         241           6,480      13,905

Inc (Dec) in Accounts Payable                          (33,756)    (10,264)         65,527      21,507
Inc (Dec) in Accrued Income Taxes                                      699                         699
Inc (Dec) in Other Current Liabilities                 (94,706)    131,898          36,573      73,765

Less:  Capital Expenditures                            (43,932)    (35,398)        (40,461)   (119,791)
       Research & Development Costs
       Patent Costs                                     (1,463)       (498)                     (1,961)
       Acquisition Costs                                (3,928)          0          (2,395)     (6,323)

Inc (Dec) in Long Term Liabilities
(Inc) Dec in Long Term Assets

Financial
     Term Loan                                         (10,894)    (11,092)        (10,777)    (32,763)
     Revolving Credit                                              100,000                     100,000
     Due from Keystone                                                                               0
     Due to Officiers                                  (12,200)    (16,550)        (16,300)    (45,050)
     Due from Label System Acquisition
     Merger Costs

     Net Cash Generation                               (28,213)     (1,058)         66,271      37,000
     Cash Beginning of the Month                        57,963      29,750          28,692      57,963
     Cash at the End of the Month                       29,750      28,692          94,963      94,963

                                                        Jul-99                  3rd QTR         YTD
Income After Taxes                                     (76,658)                 (76,658)   (485,884)
Add:  Depreciation                                      76,193                   76,193     533,942
Add:  Amortization                                       4,483                    4,483      36,322
     Cash Generated from Operations                      4,018                    4,018      84,380

(Inc) Dec in Accounts Receivable                       125,988                  125,988     (94,019)
(Inc) Dec in Inventory                                  97,572                   97,572      30,869
(Inc) Dec in Other Current Assets                      (22,403)                 (22,403)     (4,988)

Inc (Dec) in Accounts Payable                         (145,475)                (145,475)    149,265
Inc (Dec) in Accrued Income Taxes                                                     0         699
Inc (Dec) in Other Current Liabilities                 (60,018)                 (60,018)     43,091

Less:  Capital Expenditures                            (31,770)                 (31,770)   (283,187)
       Research & Development Costs
       Patent Costs                                     (2,580)                  (2,580)     (4,541)
       Acquisition Costs                                                              0      (6,323)

Inc (Dec) in Long Term Liabilities
(Inc) Dec in Long Term Assets                            2,190

Financial
     Term Loan                                         (11,474)                 (11,474)    (77,185)
     Revolving Credit                                                                 0     200,000
     Due from Keystone                                                                0      70,000
     Due to Officiers                                   (8,970)                  (8,970)    (99,520)
     Due from Label System Acquisition
     Merger Costs

     Net Cash Generation                               (52,922)                 (55,112)      8,541
     Cash Beginning of the Month                        94,963                   94,963      31,310
     Cash at the End of the Month                       42,041                   39,851      39,851

                          KEYSTONE TECHNOLIGIES, LLC
                                BALANCE SHEETS
                                 June 30, 1998

                                    ASSETS

                                                           Bridgestone     Bridgestone
                                                                CT              VT       Label Systems   Eliminations    Combined
                                                           -----------------------------------------------------------------------
CURRENT ASSETS
    Cash on Hand and in Banks                               $501,198          $1,490          $61,170                     $563,858
    Accounts Receivable (Net)                   Note 1       871,431          95,434        1,154,758     (1,041,656)    1,079,967
    Inventory                                              1,116,471          77,183          254,588                    1,448,242
    Due from Officiers                                             0                                                             0
    Due from Affiliates                         Note 2     1,867,979          49,869          510,000     (1,837,848)      590,000
    Due from Label System Acquisition           Note 3                                        502,659                      502,659
    Employee Loans/Advance                                                                                                       0
    Prepaid Expenses                                           8,652                           (1,947)                       6,705
                                                           -----------------------------------------------------------------------
         TOTAL CURRENT ASSETS                              4,365,731         223,976        2,481,228     (2,879,504)    4,191,431

NON-CURRENT ASSETS
    Property and Equipment                                 1,091,548       1,209,978        3,179,332                    5,480,858
      Less Accumulated Depreciation                         (577,405)       (343,780)        (626,745)                  (1,547,930)
                                                           -----------------------------------------------------------------------
         TOTAL NON-CURRENT ASSETS                            514,143         866,198        2,552,587              0     3,932,928

OTHER ASSETS
    Capitalized Research & Development Costs                 120,822          63,000           42,731                      226,553
    Capitalized Fees                                                                                                             0
    Acquisition Costs/Merger Costs                            48,984                           13,030                       62,014
    Organizational Costs                                                       1,947                                         1,947
    Patent Costs                                               4,868                           13,365                       18,233
    Leasehold Improvements                                    64,276          18,281          452,189                      534,746
                                                           -----------------------------------------------------------------------
           Subtotal                                          238,950          83,228          521,315              0       843,493

    Less Accumulated Amortization                         (68,558)      (34,071)       (280,392)                  (383,021)
                                                       -------------------------------------------------------------------

         NET                                              170,392        49,157         240,923              0     460,472
                                                       -------------------------------------------------------------------
    Deposit                                                               2,190           5,520                      7,710
        TOTAL OTHER ASSETS                                170,392        51,347         246,443              0     468,182
                                                       -------------------------------------------------------------------

          TOTAL ASSETS                                 $5,050,266    $1,141,521      $5,280,258     (2,879,504) $8,592,541
                                                       ===================================================================

                          KEYSTONE TECHNOLIGIES, LLC
                                BALANCE SHEETS
                                 June 30, 1998

                     LIABILITIES AND STOCKHOLDER'S EQUITY

                                                       Bridgestone   Bridgestone
                                                           CT            VT        Label Systems   Eliminations   Combined
                                                       -------------------------------------------------------------------
CURRENT LIABILITIES
    Accounts Payable                          Note 4   $1,601,858       $88,580        $200,447       (933,722)   $957,163
    Accrued Expense                                        32,200        12,435         158,899                    203,534
    Due to Officiers                          Note 5                    810,610               0       (107,934)    702,676
    Due to Affiliates                         Note 6                    601,364       1,236,484     (1,837,848)          0
    Accrued Income Taxes                                  281,679        (7,625)         15,936                    289,990
    Deferred Taxes-Current Portion                              0                                                        0
    Obligations Under Lease-Current Portion                 3,138                                                    3,138
    Term Loan Current-Portion                                   0
                                                       -------------------------------------------------------------------

        TOTAL CURRENT LIABILITIES                       1,918,875     1,505,364       1,611,766     (2,879,504)  2,156,501

NON-CURRENT LIABILITIES
    Obligations Under Lease                                 3,422                                                    3,422

      Less Current Portion                          (3,138)                                                         (3,138)
                                                ---------------------------------------------------------------------------
    Net Long-Term Portion                              284               0               0               0             284
    Term Loan                                      750,000                                                         750,000
      Less Current Portion
                                                ---------------------------------------------------------------------------
    Net Long-Term Portion Term Loan                750,000                                                         750,000
    Due to Officier                                683,086                                                         683,086
    Deferred Taxes-Non Current Portion             137,399                                                         137,399
                                                ---------------------------------------------------------------------------

        TOTAL NON-CURRENT LIABLITIES             1,570,769               0               0               0       1,570,769

STOCKHOLDERS' EQUITY
    Capital Stock                                   10,000          11,000          10,000                          31,000
    Treasury Stock                                (100,000)                                                       (100,000)
    Paid-In-Surplus                                      0                          (5,505)                         (5,505)
    Retained Earnings                            1,650,622        (374,843)      3,663,997                       4,939,776
                                                ---------------------------------------------------------------------------

        TOTAL STOCKHOLDERS' EQUITY               1,560,622        (363,843)      3,668,492               0       4,865,271
                                                ---------------------------------------------------------------------------

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY        $5,050,266      $1,141,521      $5,280,258      (2,879,504)     $8,592,541
                                                ===========================================================================

                                  Fiscal 1998

                                                 1st Qtr       Apr-98       May-98        Jun-98      2nd Qtr        YTD
Income After Taxes                               336,864      (16,860)    (169,810)     (120,116)    (306,786)       30,078
Add:  Depreciation                               230,795       77,621       77,824        75,627      231,072       461,867
Add:  Amortization                                56,615       18,980       18,980        18,981       56,941       113,556

        Cash Generated from Operations           624,274       79,741      (73,006)      (25,508)    ($18,773)      605,501

(Inc) Dec in Accounts Receivable               (198,845)     255,565      386,906       161,779      804,250       605,405
(Inc) Dec in Inventory                           46,255      (40,779)     (52,581)     (169,449)    (262,809)     (216,554)
(Inc) Dec in Other Current Assets                (3,824)       3,924          402         7,508       11,834         8,010

Inc (Dec) in Accounts Payable                  (156,609)    (154,008)     (27,205)       60,217     (120,996)     (277,605)
Inc (Dec) in Accrued Income Taxes               280,927       39,479      (32,612)       (9,735)      (2,868)      278,059
Inc (Dec) in Other Current Liabilities          (37,763)      11,838      (15,070)        2,726         (506)      (38,269)

Less:  Capital Expenditures                     (67,273)     (50,014)     (76,685)      (25,567)    (152,266)     (219,539)
        Research & Development Costs            (86,946)     (25,155)     (27,250)      (26,457)     (78,862)     (165,808)
        Patent Costs                             (2,169)                      (90)       (3,548)      (3,638)       (5,807)
        Acquisition Costs                                                                (2,269)      (2,269)       (2,269)

Inc (Dec) in Long Term Liabilities                 (799)        (303)        (320)         (210)        (833)       (1,632)
(Inc) Dec in Long Term Assets                    (5,520)                  (14,850)                   (14,850)      (20,370)

Financial
        Term Loan                                                                       750,000      750,000       750,000
        Due to Officiers                        200,000                                (200,000)    (200,000)            0
        Due from Keystone                      (500,000)     (10,000)                                (10,000)     (510,000)
        Due from Simian                         (20,000)     (20,000)     (15,000)      (25,000)     (60,000)      (80,000)
        Due from Label System Acquisition                                              (500,000)    (500,000)     (500,000)
        Merger Costs                            (40,000)      (4,896)                                 (4,896)      (44,896)

        Net Cash Generation                      31,708       85,392       52,639        (5,513)     132,518       164,226
        Cash Beginning of the Month             399,632      431,340      516,732       569,371      431,340       399,632
        Cash at the End of the Month            431,340      516,732      569,371       563,858      563,858       563,858

                         OPTICAL SECURITY GROUP, INC.
                      ANNUAL MEETING OF SHAREHOLDERS PROXY
                (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

     The undersigned appoints Richard H. Bard and Mark T. Turnage, as proxies, each with the power to appoint his substitute and authorizes them to represent and to vote as designated below all of the shares of common stock and/or Series B 8% Cumulative Convertible Exchangeable Preferred Voting Stock of Optical Security Group, Inc. (the "Company") held of record by the undersigned on September 23, 1999, at the annual meeting of shareholders to be held on December 2, 1999, or any adjournments thereof.

1.  Election of Directors:

    ___  For all nominees listed         ____  WITHHOLD AUTHORITY
         below (except as marked               to vote for all
         to contrary below)                    nominees below


INSTRUCTIONS:  To withhold authority to vote for any nominee, strike a line through the nominee's name.

Richard H. Bard, Yash P. Gupta, Martin T. Hart, Richard D. Lamm, J.R. Holland, Jr., Bruce I. Raben, Mark T. Turnage


2. To ratify the appointment of Ernst & Young LLP as the Company's independent accountants, for the fiscal year ending March 31, 2000:

     ____  FOR               ____  AGAINST                 ____  ABSTAIN


3. To amend the Amended and Second Restated Articles of Incorporation of the Company to provide that the shareholders shall have no preemptive right to acquire unissued shares or securities convertible into such shares or carrying a right to subscribe to or acquire shares, unless otherwise provided in the terms of a series of preferred stock:

     ____  FOR               ____  AGAINST                 ____  ABSTAIN

4. To amend the Amended and Second Restated Articles of Incorporation of the Company to increase the number of authorized shares of Common Stock to 25,000,000 shares:

     ____  FOR               ____  AGAINST                 ____  ABSTAIN

5. To approve the issuance of (a) 7,500 shares of Series C Convertible Preferred Stock (the "Series C Shares") and warrants (the "Warrants") exercisable for a number of shares equal to the number of shares of Common Stock issuable upon conversion of the Series C Shares (at the initial conversion rate and initial exercise price, a right to acquire 3 million shares of Common Stock), the proceeds of which will be used to fund, in part, the Company's acquisition of 100% of the stock of Bridgestone Technologies, Inc. and 19.9% of the membership interests of each of Label Systems Acquisition, LLC and Keystone Imaging Technologies, LLC; (b) the issuance of 333,333 shares of Common Stock, as payment of part of the purchase price in the acquisition; and (c) the issuance of warrants (the "Finder's Warrant") to purchase 87,486 shares of Common Stock, as payment of a finder's fee in connection with the acquisition (collectively, the "Securities"):

     ____  FOR                  ____  AGAINST                ____  ABSTAIN


6. The proxies are authorized to vote upon such other business as may properly come before the meeting or any and all adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO INDICATION IS MADE, THIS PROXY WILL BE VOTED FOR 1 THROUGH 5.

Please sign exactly as your name appears herein. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by authorized person.


Dated: _________________, 1999      ____________________________________
                                                 Signature


                                    ____________________________________
                                          Signature (if held jointly)


YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY, USING THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                  FORM 10-QSB
                                   CONFORMED
(Mark One)

(X)  QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d)
     OF THE SECURITIES EXCHANGE ACT OF 1934

For Period Ended June 30, 1999

                                      OR

( )  TRANSITION REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE
     SECURITIES EXCHANGE ACT OF 1934

For the transition period from        to

Commission File No. 0-17531

                         OPTICAL SECURITY GROUP, INC.
            (Exact Name of Registrant as Specified in its Charter)

           Colorado                                      84-1094032
(State or other Jurisdiction of                       (I.R.S. Employer
 Incorporation or Organization)                      Identification No.)

                          535 16th Street, Suite 920
                            Denver Colorado  80202
                   (Address of Principal Executive Offices)

                                (303) 534-4500
             (Registrant's telephone number, including area code)

                                      N/A
        (Former name, former address and former fiscal year, if changed since last report)

   Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15 (d) of the Securities Exchange Act of 1934, during the preceding twelve months and (2) has been subject to the filing requirements for the past 90 days.

Yes   X   No

                     APPLICABLE ONLY TO CORPORATE ISSUES:

Class of Stock           No. of Shares Outstanding            Date
Common                           6,185,514                June 30, 1999

                         Optical Security Group, Inc.
                          Consolidated Balance Sheets
                                  (Unaudited)

                                                                    June 30             March 31
                                                                      1999                1999
                                                                 -----------------------------------
Assets
Current assets:
  Cash                                                             $   977,226         $ 1,337,128
  Accounts receivable, less allowance of $104,194 and
   $124,349 at the quarter ended June 30, 1999 and
   March 31, 1999, respectively                                      2,455,507           2,704,189
  Inventory                                                          1,369,561           1,443,912
  Prepaid expenses                                                     225,306             230,723
                                                                 -----------------------------------
Total current assets                                                 5,027,600           5,715,952

Property and equipment, net                                          3,518,383           3,406,972

Other assets:
  Patents and patent applications, net of accumulated
   amortization of $166,682 and $159,445 at the quarter
   ended June 30, 1999 and March 31, 1999, respectively                276,765             281,739
  Goodwill, net of accumulated amortization of $551,100
   and $490,457 at the quarter ended June 30, 1999 and
   March 31, 1999, respectively                                      4,316,026           4,376,668
  License and non-compete agreements, net of accumulated
   amortization of $340,779 and $321,067 at the quarter
   ended June 30, 1999 and March 31, 1999, respectively                399,296             675,410
  Deposits and other                                                   492,779             228,126
  Net long-term assets of discontinued operations                            -             109,318
                                                                 -----------------------------------
  Total assets                                                     $14,030,849         $14,794,185
                                                                 ===================================



See accompanying notes

                                    1 of 27

                         Optical Security Group, Inc.
                    Consolidated Balance Sheets (continued)
                                  (Unaudited)

                                                                     June 30             March 31
                                                                       1999                1999
                                                                 ------------------------------------
Liabilities and stockholders' equity
Current liabilities:
  Accounts payable                                                $  1,004,367         $    970,140
  Accrued expenses                                                     610,846              511,009
  Current portion of capital lease obligations                          37,479               37,479
  Current portion of long-term obligations                             141,344              972,344
  Net current liabilities of discontinued operations                   396,800              841,363
                                                                 ------------------------------------
Total current liabilities                                            2,190,836            3,332,335

Capital lease obligations                                                9,828               11,541
Long-term obligations                                                1,194,307            1,229,643
Convertible debentures                                               3,270,000            3,270,000

Commitments

Stockholders' equity:
  Voting convertible preferred stock, $0.01 par value:
  2,500,000 shares authorized; 1,793 Preferred Series B
   shares issued and outstanding (preference in
   Liquidation $1,954,370)                                                  18                   18
  Common stock, $0.005 par value:
   15,000,000 shares authorized; 6,185,514 and 6,070,620
    shares issued and outstanding at June 30,
   1999 and March 31, 1999, respectively                                30,603               30,353
  Additional paid-in capital                                        23,859,374           23,662,560
  Other comprehensive income                                           174,354               53,722
  Accumulated deficit                                              (16,698,471)         (16,795,987)
                                                                 ------------------------------------
Total stockholders' equity                                           7,365,878            6,950,666
                                                                 ------------------------------------

Total liabilities and stockholders' equity                        $ 14,030,849         $ 14,794,185
                                                                 ====================================


See accompanying notes

                                    2 of 27

                         Optical Security Group, Inc.
                     Consolidated Statements of Operations
                                  (Unaudited)

                                                                           Three Months Ended
                                                                                 June 30
                                                                 -------------------------------------
                                                                       1999                 1998
                                                                 -------------------------------------
Revenues                                                            $3,658,897           $3,083,590
Cost of goods sold                                                   2,058,670            1,754,464
                                                                 -------------------------------------
Gross margin                                                         1,600,227            1,329,126

Operating expenses:
  Salaries and related costs                                           867,892              595,105
  Depreciation                                                          70,994               42,152
  Amortization                                                         115,551               63,026
  Other operating expenses                                             456,970              346,755
                                                                 -------------------------------------
Total operating expenses                                             1,511,407            1,047,038
                                                                 -------------------------------------

Income from operations                                                  88,820              282,088

Other income (expense)
  Interest income                                                        6,350                7,022
  Interest expense                                                     (94,991)             (35,518)
  Other                                                                134,440               (1,254)
  Foreign currency transaction income                                   (1,243)                (868)
                                                                 -------------------------------------
Total other income (expense)                                            44,556              (30,618)
                                                                 -------------------------------------

Income before income taxes                                             133,376              251,470

Income tax expense                                                           -                    -
                                                                 -------------------------------------

Income from continuing operations                                      133,376              251,470

Discontinued operations:
  Loss from operations of discontinued segment                               -                    -
                                                                 -------------------------------------

Net income                                                             133,376              251,470
Dividends on preferred stock                                            35,860               35,860
                                                                 -------------------------------------
Net income applicable to common stock                               $   97,516           $  215,610
                                                                 =====================================

                                    3 of 27

                         Optical Security Group, Inc.
                     Consolidated Statements of Operations
                                  (Unaudited)

                                                           Three Months Ended
                                                                 June 30
                                                       ---------------------------
                                                           1999          1998
                                                       ---------------------------
Earnings per share:
   Basic:
     Continuing operations                              $     0.02    $     0.04
     Discontinued operations                            $        -    $        -
                                                       ---------------------------
     Net income applicable to common stock              $     0.02    $     0.04
                                                       ---------------------------
   Diluted:
     Continuing operations                              $     0.02    $     0.03
     Discontinued operations                            $        -    $        -
                                                       ---------------------------
     Net income applicable to common stock              $     0.02    $     0.03
                                                       ===========================

Weighted average number of shares outstanding:
   Basic:                                                6,185,514     5,968,953
                                                       ===========================
   Diluted:
     Weighted shares outstanding                         6,185,514     5,968,953
     Shares attributed to options and warrants             110,642       289,964
                                                       ---------------------------

                                                         6,296,156     6,258,917
                                                       ===========================



See accompanying notes

                                    4 of 27

                         Optical Security Group, Inc.
                     Consolidated Statements of Cash Flows
                                  (Unaudited)

                                                                     Three Months Ended
                                                                           June 30
                                                                 ----------------------------
                                                                     1999          1998
                                                                 ----------------------------
Operating activities
Net income                                                         $ 133,376    $   251,470
Adjustments to reconcile net income to net cash provided
 (used) in operating activities:
 Depreciation and amortization                                       212,004        239,794
 Change in operating assets and liabilities:
  Accounts and notes receivable                                      (42,706)       205,192
  Inventory                                                           68,147        (56,008)
  Prepaid expenses                                                     5,815        136,183
  Accounts payable and accrued expenses                              (13,307)      (759,904)
  Reserve for discontinued operations                                      -       (558,491)
                                                                 ----------------------------
Net cash provided (used) in operating activities                     363,329       (541,764)

Investing activities
Patent application costs                                              (2,263)           (66)
Acquisition - OpSec Advantage, Inc., net of cash acquired                  -     (2,488,227)
Purchases of property and equipment                                  (97,662)      (189,425)
Other deposits and intangible assets                                 (25,993)        67,790
                                                                 ----------------------------
Net cash used in investing activities                               (125,918)    (2,609,928)

                                    5 of 27

                         Optical Security Group, Inc.
               Consolidated Statements of Cash Flows (continued)
                                  (Unaudited)

                                                             Three Months Ended
                                                                   June 30
                                                       ------------------------------
                                                            1999             1998
                                                       ------------------------------
Financing activities
Proceeds from issuance of common stock, net                       -       1,154,467
Proceeds from exercise of options                           197,064               -
Proceeds from issuance of convertible debentures                  -       2,770,000
Loan proceeds and capital leases                                  -          89,155
Payments on notes and capital lease obligations            (879,150)       (571,619)
Payments of preferred stock dividends                       (35,860)        (35,860)
                                                       ------------------------------
Net cash provided (used) by financing activities           (717,946)      3,406,143

Effect of exchange rate on cash flows                       120,633           8,095
                                                       ------------------------------
Net increase (decrease) in cash                            (359,902)        262,546
Cash, beginning of period                                 1,337,128         797,388
                                                       ------------------------------
Cash, end of period                                      $  977,226      $1,059,934
                                                       ==============================

Supplemental disclosure of cash flow activities:
Interest paid                                                94,991          35,518
Common stock issued to acquire OpSec Advantage, Inc.              -       1,724,000



See accompanying notes

                                    6 of 27

                         Optical Security Group, Inc.
                  Notes to Consolidated Financial Statements
                                 June 30, 1999


1.   Summary of Significant Accounting Policies

Organization

Optical Security Group, Inc. (the "Company") is a technology company which, through its principal subsidiaries, Optical Security Industries, Inc. ("OpSec U.S."), Optical Security Industries International, Plc ("OpSec International"), OpSec Advantage, Inc. ("OpSec Advantage"), and Optical Security International GmbH & Co., KG ("OSI") provides products and solutions to businesses and governments for the problems of product tampering and counterfeiting, diversion of goods, and illegal document alteration and copying. The Company's principal markets are the United States and Western Europe. Refer to Note 3 for discussions regarding the Company's disposal of the lenticular products business effective March 31, 1999.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All material intercompany accounts and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Foreign Currency

Foreign currency denominated assets and liabilities are translated into U.S. dollar equivalents based on exchange rates prevailing at the end of each year. Revenues and expenses are translated at average exchange rates during the year. Aggregate foreign exchange gains and losses arising from the translation of foreign currency denominated assets and liabilities are included in stockholders' equity, and realized gains and losses are reflected in the consolidated statements of operations. The Company conducts business with various foreign entities. As such, the Company's future profitability could be affected in the near term by fluctuating exchange rates.

                                    7 of 27

                         Optical Security Group, Inc.
            Notes to Consolidated Financial Statements (continued)


1.   Summary of Significant Accounting Policies (continued)

Accounts Receivable

The Company grants credit to customers in the ordinary course of business primarily in the United States and Western Europe. The Company periodically performs credit analyses and monitors customers' financial condition in order to reduce credit risk. Annual credit losses have been minimal and have consistently been within management's expectations. The Company does not depend on any single customer, or group of customers, for a significant part of its revenue. For the quarter ended June 30, 1999, the licensees (as a group) of the National Football League Properties ("NFLP") and 3M represented 20.1% and 12.5%, respectively, of the Company's revenues. For the year ended March 31, 1999, the NFLP, and American Express Co., represented approximately 17.7% and 6.2%, respectively, of the Company's continuing revenue.

Fair Value of Financial Instruments

All of the Company's financial instruments, including cash, accounts receivable, accounts payable and long-term debt have fair values which approximate their recorded values as the financial instruments are either short term in nature or carry interest rates which approximate market rates.

Property and Equipment

Property and equipment, which are stated at cost, are depreciated over their estimated useful lives. Leasehold improvements are amortized over the shorter of their estimated useful lives or the remaining lease term. Depreciation, which includes amortization of assets acquired through capital leases, is computed using the straight-line method. The ranges of estimated useful lives are as follows:

                                                           Years
                                                       -------------
          Buildings                                         39
          Leasehold improvements                           2-12
          Computer equipment                                5
          Other equipment and furniture                    5-7
          Production equipment                             5-10
          Vehicles                                          4

                                    8 of 27

                         Optical Security Group, Inc.
            Notes to Consolidated Financial Statements (continued)


1.   Summary of Significant Accounting Policies (continued)

Property and Equipment (continued)

Property and equipment consist of:

                                                June 30         March 31
                                                  1999            1999
                                             ------------------------------
     Land                                    $   316,157      $   315,026
     Buildings                                 1,368,231        1,342,677
     Leasehold improvements                      133,729          159,202
     Computer equipment                          425,793          376,632
     Other equipment and furniture               710,473          160,580
     Production equipment                      1,447,632        1,793,377
     Vehicles                                     18,484           19,347
                                             ------------------------------
                                               4,420,499        4,166,841
     Less accumulated depreciation              (902,116)        (759,869)
                                             ------------------------------
                                             $ 3,518,383      $ 3,406,972
                                             ==============================

Goodwill and License Agreements

Goodwill represents the excess of purchase price over tangible and other identifiable assets acquired, less liabilities assumed arising from business combinations. Goodwill at June 30, 1999 is associated with the acquisition of OpSec Advantage in fiscal 1999 and the acquisition of ELEF, Plc during fiscal 1995.

Other intangible assets consist primarily of license agreements that provide the Company with royalties from the use and sale of holographic and diffraction patterns by various licensees, and a license that allows the Company exclusive rights to employ, in its products, technology developed by others.

All goodwill associated with the lenticular business was written off in fiscal 1999 (See Footnote 3).

Goodwill is being amortized on a straight-line basis over lives of 15 to 20 years. License agreements are being amortized over lives of 8 to 10 years.

                                    9 of 27

                         Optical Security Group, Inc.
            Notes to Consolidated Financial Statements (continued)


1.   Summary of Significant Accounting Policies (continued)

Goodwill and License Agreements (continued)

Goodwill and license agreements are reviewed for impairment whenever events indicate their carrying amount may not be recoverable. When the Company believes that those assets may not be recoverable, it estimates the future cash flows to be generated by the business associated with those assets, the assets would be written down to their fair value, which is normally measured by discounting estimated future cash flows.

Inventory

Inventory is stated at the lower of cost or market using the first-in, first-out ("FIFO") method. Inventory on hand consisted principally of raw materials, including polyester films and foils used in holographic label production and lens material used in dimensional printing. A portion of the inventory consisted of work-in-process and finished goods.

Patents and Patent Applications

The Company capitalizes legal costs and other fees directly incurred in pursuing patent applications. When such application results in an issued patent, the related costs are amortized over the remaining legal life of the patent, using the straight-line method. On a periodic basis, the Company reviews its issued patents and pending patent applications, and if it determines to abandon a patent application, or that an issued patent no longer has economic value, the unamortized balance in patent costs relating to that patent is expensed.

It is possible the above estimates of future economic life of the Company's patents, the amount of future revenues, or both, will be reduced significantly due to alternative technologies developed by similar entities.

New Accounting Pronouncements

Effective April 1, 1998, the Company adopted Financial Accounting Standards Board ("FASB") Statement No. 130, "Reporting Comprehensive Income" ("Statement No. 130"). Statement No. 130 establishes standards for reporting and display of comprehensive income and its components in the financial statements. The adoption of Statement No. 130 in fiscal year 1999 has no impact on the Company's Consolidated Statements of Operations. The Company has elected to disclose comprehensive income in the Consolidated Statements of Stockholders' Equity.

                                   10 of 27

                         Optical Security Group, Inc.
            Notes to Consolidated Financial Statements (continued)


1.   Summary of Significant Accounting Policies (continued)

During 1997, the FASB issued Statement No. 131, "Disclosures about Segment Reporting of an Enterprise and Related Information", which establishes standards for the way public business enterprises report information about operating segments in annual financial statements and requires that those enterprises report selected information about operating segments in interim financial reports issued to shareholders. It also establishes standards for related disclosure about products and services, geographic areas, and major customers. The Company conducts business in one operating segment and determined its operating segment based on the individual operations that the chief operating decision maker reviews for purposes of assessing performance and making operating decisions. These individual operations have been aggregated into one segment because the Company believes doing so helps users understand the Company's performance and assess its prospects. The combined operations have similar economic characteristics and each operation has similar products, services, customers and distribution methods. Accordingly, adoption of this Statement during fiscal 1999 did not have a significant impact on the Company's financial reporting related to segments.

Income Per Share of Common Stock

In 1997, the FASB issued Statement No. 128, "Earnings per Share" (SFAS 128). SFAS 128 replaced the calculation of primary and fully diluted earnings per share with basic and diluted earnings per share. Unlike primary earnings per share, basic earnings per share excludes any dilutive effects of options, warrants and convertible securities. Diluted earnings per share is very similar to the previously reported fully diluted earnings per share. The Company has reported its income or loss per share for both continuing and discontinued operations, after preferred stock dividend requirements. Income per share for the quarters ended June 30, 1999 and 1998, are based on weighted average shares of common stock outstanding of 6,185,514 and 5,968,953, respectively. Common equivalent shares from stock options and warrants have been included in the computation of income per share from continuing and discontinued operations for diluted earnings per share in accordance with SFAS 128. The convertible preferred stock and convertible debentures have been excluded from the calculation as the effect, net of related dividend and interest requirements would be antidilutive.

Research and Development

Research and development costs are expensed in the period incurred. During the quarter ended June 30, 1999, the Company incurred $5,058 in costs exclusive of compensation costs. Research and development costs for the quarter ended June 30, 1998 was $38,252, of which $9,330 was for continuing operations and $28,922 was for discontinued operations.

                                   11 of 27

                         Optical Security Group, Inc.
            Notes to Consolidated Financial Statements (continued)


1.   Summary of Significant Accounting Policies (continued)

Reclassifications

Certain amounts in the June 30, 1998 financial statements were reclassified to conform with the June 30, 1999 presentation.

2.   Business Combinations

Effective May 1, 1998, the Company, through its subsidiary, OpSec Advantage, purchased substantially all of the assets of Advantage Technology, Inc. ("ATI"), based in Lancaster Pennsylvania. The purchase price, including acquisition costs of approximately $100,000, was approximately $4.3 million, including an initial stock payment of 300,000 common shares of the Company valued at $1.7 million, a promissory note of $2.0 million and the assumption of $452,000 in debt obligations. The initial stock payment was subject to adjustment based upon the fair market value at March 31, 1999, which resulted in the issuance of 64,897 additional shares effective June 15, 1999. The acquisition resulted in goodwill of $3.5 million. The Company used funds raised in a private placement to pay off the $2 million note and $452,000 in debt obligations assumed in the purchase. The purchase price is subject to certain adjustments based on achieving certain revenue and earning targets. ATI has as its principal technology, AdvantageTM, a patented and proprietary optically variable security coating that is applied to labels and over-laminates to protect documents and products against counterfeiting, alteration and/or tampering.

On December 10, 1996, the Company acquired 100% of the stock of OpSec Pasternak & Partner, GmbH, a corporation based in Germany. The purchase price, net of acquisition costs, was approximately $5.0 million, including 466,668 common shares of the Company valued at $2.8 million, cash of $1.2 million, and a promissory note bearing interest at 6% for $1.0 million. The acquisition resulted in goodwill of $5.0 million, the balance of which was written off in fiscal 1999 upon the disposition of DPI (the lenticular products business). OpSec Pasternak had previously operated as an independent broker selling the Company's dimensional printed products in Europe.

During fiscal 1997, the Company formed DPI to manufacture dimensional printed products. DPI was formed in September 1996, with the Company owning a 51% interest. The Company purchased the other 49% minority interest in two transactions during the fiscal year for a total cost of $650,668, including all
related acquisition costs, which have been recorded as goodwill.   Substantially
all of the assets of DPI were sold on March 31, 1999.

                                   12 of 27

                         Optical Security Group, Inc.
            Notes to Consolidated Financial Statements (continued)


3.   Discontinued Operations

In March 1998, the Company announced that it was discontinuing the lenticular business of DPI, as it was not central to its core competency or strategy of dominating the security authentication and anti-counterfeiting business. Discontinuance of the lenticular business involved terminating the production of lenticular products in Europe and consolidating lenticular production in Denver, and was expected to improve efficiency and cost-effectiveness of the Company's buying, manufacturing, and marketing. It also reduced the number of employees required in operations. Until the disposition occurred on March 31, 1999, the Company continued to operate the lenticular business. The purchasing group included the Company's CEO among its investors Consideration included cash of $857,313, a 5-year royalty agreement calling for minimum annual payment of $250,000, and a contingent interest of 19% of the net consideration received if the lenticular business is resold within 7 years. The Company retained ownership over certain assets, primarily the residual assets and liabilities of the German and UK offices, which were not included in the sale, and certain other receivables the Company intends to collect. Remaining liabilities include those payables not assumed by the purchaser, as well as reserves established for potential obligations and estimated closure costs for the German office. The royalty interest and the contingent interest have been excluded from the gross proceeds on the sale in accounting for the loss on disposal of this business segment due to the uncertainty regarding future collectibility of such amounts. The Company intends to recognize future amounts related to these contingent sales proceeds in the period that cash collections become assured.

Assets and liabilities for the lenticular business have been segregated from those of the continuing operation. The summarized presentation in the balance sheet is more fully explained below:

                                                    June 30         March 31
                                                      1999            1999
                                                ------------------------------
Net current assets (liabilities):
  Accounts receivable, net                        $  400,188     $  164,745
  Other current assets                                 4,596          4,994
  Accounts payable                                  (294,252)      (310,053)
  Accrued liabilities                               (507,332)      (701,049)
                                                ------------------------------
Net current assets (liabilities)                  $ (396,800)    $ (841,363)
                                                ==============================

Net long-term assets:
  Property and equipment, net                              -     $  109,318
                                                ------------------------------
Net long-term assets                              $        -     $  109,318
                                                ==============================

                                   13 of 27

                         Optical Security Group, Inc.
            Notes to Consolidated Financial Statements (continued)


4.   Long-term Debt

Total debt outstanding is as follows:

                                                    June 30         March 31
                                                     1999             1999
                                                ------------------------------
Revolving credit facility                         $         -    $   831,000
Economic Development Revenue Bonds                  1,070,151      1,090,737
Capital expenditure facility                          265,500        280,250
Debentures                                          3,270,000      3,270,000
                                                ------------------------------
                                                    4,605,651      5,471,987
Less current maturities                               141,344        972,344
                                                ------------------------------
Long-term obligations                             $ 4,464,307    $ 4,499,643
                                                ==============================

The Company entered into a $2.0 million revolving credit facility secured by all the assets of the Company with Mercantile-Safe Deposit and Trust Company on April 30, 1997. The credit facility was modified on December 18, 1998, at which time a $500,000 capital expenditure facility was approved. All borrowings under the original facility are repayable upon demand. Advances on the line are based on percentage of eligible domestic accounts receivable. The facilities bear interest at 1% over prime (8.75% at June 30, 1999).

On April 30, 1997, the Company purchased a manufacturing and office facility in Baltimore County, Maryland. The property, consisting of an existing building with approximately 14,500 square feet on a nine acre site, and a newly constructed 10,000 square foot addition completed on November 30, 1997, were financed through the issuance of Economic Development Revenue Bonds. The bond issue amounting to $1,235,000 was finalized on July 10, 1997 with Mercantile-Safe Deposit and Trust Company acting as bondholder and trustee. The term of the bond issue is for 15 years. Principal in the amount of $6,862 is paid monthly plus interest at the current rate of 7.14%. The rate is subject to adjustment to 84% of the prime rate periodically announced by Mercantile-Safe Deposit and Trust Company.

In May, 1998, the Company sold $4,030,000 of securities in a private placement. Of that amount, $2,770,000 was from the sale of 8% Senior Subordinated Convertible Debentures, (the 'Debentures') and $1,260,000 was from the sale of 210,000 shares of common stock before costs of $443,739. Warrants to purchase 24,000 shares at an exercise price of $6.00 per share were issued to purchasers of common shares and a warrant for 60,982 shares at an exercise price of $7.20 were issued to the

                                   14 of 27

                         Optical Security Group, Inc.
            Notes to Consolidated Financial Statements (continued)


4.   Long-term Debt (continued)

underwriter. In December 1998, an additional $500,000 in Debentures were sold in a similar transaction, with a warrant for 10,000 shares at an exercise price of $6.00 issued to the debenture holder. A Registration Statement covering 1,445,733 shares of common stock associated with the Company's Debentures, Warrants, and certain common stock issued in private placements was filed with the Securities and Exchange Commission effective December 21, 1998.

The initial Debentures are convertible into common stock at $6.50 per share.
The December 1998 Debenture is convertible into common stock at $6.00 per share. The Company may redeem the Debentures in whole or part commencing September 1, 1999 at 109% of face value, with the premium declining 1.8% per year until July 1, 2004, at which time redemptions may be made at face value. If not converted earlier, the Debentures mature May 31, 2005.

Principal maturities of long-term debt each of the next five fiscal years and thereafter are:

          2000                                         $   106,008
          2001                                             141,344
          2002                                             141,344
          2003                                             141,344
          2004 and thereafter                            4,075,611
                                                     ---------------
          Total principal maturities                   $ 4,605,651
                                                     ===============

5.   Stockholders' Equity

Effective March 27, 1997, the Company completed a financing arrangement with a group of individual investors, including officers and directors, and with various institutional investors in which 526,899 common shares were issued at $6.00 per share. The private placement resulted in total proceeds, net of offering costs, of $3,128,268.

The Company also completed by March 15, 1997, the conversion of 5,675 shares of Series B 8% Cumulative Convertible Exchangeable Preferred Voting Stock ("Series B Shares") into common stock. The Company issued a total of 945,833 common shares in the conversion. Warrants for 472,916 common shares exercisable at $6.00 per share were also issued to those Series B shareholders electing to convert early. The conversion included Series B Shares held by officers and directors of the Company. A total of 400,000 common shares and 200,000 warrants were issued to these related parties.

                                   15 of 27

                         Optical Security Group, Inc.
            Notes to Consolidated Financial Statements (continued)



5.   Stockholders' Equity (continued)

During fiscal 1996, the Company issued 6,693 shares of Preferred Series B Stock, including 4,293 issued for cash at $1,000 per share, and 2,400 shares issued in exchange and full cancellation for the previously outstanding Preferred Series A shares. In conjunction with the issuance of the Preferred Series B, the Company granted a warrant to purchase 85,860 shares of the Company's common stock at an exercise price of $7.13 per share. Subsequent to year end March 31, 1996, the Company completed its Preferred Series B stock offering, issuing 775 shares at $1,000 per share, resulting in total proceeds of $4,491,036, net of issuance costs.

The Series B shareholders have voting rights equal to the number of common shares that would be held if converted. The Series B shares are convertible into shares of the Company's common stock at a conversion price of $6.00 per common share. Each Series B share can be converted into 166.67 common shares. The Series B shares are entitled to receive an 8% per annum cumulative dividend payable out of legally available funds. At the option of the Company, upon 30 days prior written notice, the Series B shares are redeemable, in whole or in part, from time to time, commencing on or after March 30, 1998 at the redemption price set forth in the following table. The shares are redeemable if the common stock trades at 150% of the conversion price for at least 30 consecutive trading days. As of March 31, 1999 no shares have yet been redeemed, nor are any currently redeemable.

                                                                      Redemption
                       Date Redeemed                                     Price
     ---------------------------------------------------------------------------------
          On or after March 30, 1998, but prior to the third
            anniversary,                                                 $1,090
          On or after the third anniversary date but prior to
            the fourth anniversary date,                                  1,075
          On or after the fourth anniversary date but prior to
            the fifth anniversary date,                                   1,060
          On or after the fifth anniversary date but prior to
            the sixth anniversary date,                                   1,040
          On or after the sixth anniversary date but prior to
            the seventh anniversary date,                                 1,020
          On or after the seventh anniversary date.                       1,000

                                   16 of 27

                          Optical Security Group, Inc.
             Notes to Consolidated Financial Statements (continued)



5.   Stockholders' Equity (continued)

The Company is restricted from paying dividends on its common shares pursuant to the terms of its Preferred Series B shares. No dividends or other payments can be declared and paid on the common stock unless the Company also declares and pays dividends on the shares of common stock issuable upon conversion of the Series B shares and unless there are no accrued and unpaid dividends on the Series B shares. On June 30, 1999, the cumulative unpaid dividend on the Series B Shares of $35,860 was declared and subsequently paid in July 1999.

On May 14, 1999, the Company's chief executive officer entered into an amendment to his employment contract with the Company. The chief executive officer is in the fourth year of his employment contract which expires March 31, 2001. The employment contract provides for a salary of $240,000 for the fourth and fifth year, and bonuses in such amount as the board of directors may determine. If the Company is sold or merged into another company prior to March 31, 2003, the chief executive officer is entitled to a stock bonus of 500,000 shares of common stock pursuant to an amendment, effective May 14,1999, to the employment agreement which eliminated an anti-dilution clause. If the Company terminates the chief executive officer's employment prior to the expiration of the contract, he is entitled to a buyout at 150% of the value of the contract at the time of termination.

Below is a summary of common stock issuable by the Company at June 30, 1999 for issuance upon the conversion of preferred stock and the exercise of the various options and warrants:

          Series B preferred stock                            298,883
          Debentures                                          509,486
          Stock option plans                                1,994,287
          Stock Bonus Plan                                     60,000
          Warrants                                          1,152,457
                                                         ------------
                                                            4,015,113
                                                         ============

6.   Stock Option Plans and Stock Warrants

The Company has an Incentive Stock Option Plan ("ISOP") under which 2,000,000 shares of common stock are reserved for issuance. Under the ISOP plan, options may be granted to key employees at prices not less than fair market value of the Company's stock at date of grant. The Company also has a Nonqualified Stock Option Plan ("NSOP") under which 2,000,000 shares of common stock are reserved for issuance at June 30, 1999. All ISOP and NSOP options granted in the quarter ended June 30, 1999 were granted at an exercise price equal to or greater than fair market value at the date of grant.

                                   17 of 27

                         Optical Security Group, Inc.
            Notes to Consolidated Financial Statements (continued)


6.   Stock Option Plans and Stock Warrants (continued)

A Registration Statement covering the underlying common stock associated with the Company's ISOP, NSOP and Stock Bonus Plans was filed with the Securities and Exchange Commission effective July 23, 1998.

The following is a summary of stock options granted, exercised and outstanding for the quarter ended June 30, 1999 and fiscal year ended March 31, 1999:

                                                                                               Weighted
                                                                                                Average
                                         Number of Shares           Other        Exercise      Exercise    Expiration
                                   ----------------------------
                                       ISOP          NSOP          Options         Price         Price        Date
                                   --------------------------------------------------------------------------------------
Outstanding, March 31, 1998         1,064,033     1,136,212        13,334       $ .25-$7.63      $4.92
Options exercised                     100,000       203,334             -       $ .25-$1.10      $0.91
Options canceled                        1,833             -             -       $      5.75      $5.75
Options granted                        90,000       127,000             -       $      6.00      $6.00     06/03-03/04
                                   --------------------------------------------------------------------------------------
Outstanding, March 31, 1999         1,052,200     1,059,878        13,334       $2.85-$7.63      $5.58
                                   --------------------------------------------------------------------------------------
Options exercised                           -        50,000             -       $      3.95      $3.95
Options canceled                       81,125             -             -                 -          -
Options granted                             -             -             -                 -          -
                                   --------------------------------------------------------------------------------------
Outstanding, June 30, 1999            971,075     1,009,878        13,334       $2.85-$7.63      $5.85
                                   ======================================================================================

The following is a summary of warrants granted, exercised and outstanding and as of June 30, 1999:

                                                                                 Warrants
                                                            ----------------------------------------------------
                                                               Number of         Exercise         Expiration
                                                                Shares             Price              Date
   Outstanding, March 31, 1994                                         -
   Issued for June 1994 financing                                355,000              $5.00             06/01
   Issued in ELEF, Plc acquisition                                12,346              $4.05             05/04
   Issued in ELEF, Plc acquisition                                57,655              $5.00             05/04
   Issued in The Diffraction Company acquisition                 100,000              $4.05             10/01
   Exercised                                                      12,346              $4.05
                                                            ----------------------------------------------------
   Outstanding, March 31, 1995                                   512,655
   Issued in conjunction with the Series B financing              85,860              $7.13             01/03
                                                            ----------------------------------------------------
   Outstanding, March 31, 1996                                   598,515
   Issued in conjunction with the Series B financing              15,500              $7.13             01/03
   Issued upon conversion of Series B shares                     472,917              $6.00             03/02
                                                            ----------------------------------------------------
   Outstanding, March 31, 1997                                 1,086,932
   Exercised                                                       4,167              $6.00
                                                            ----------------------------------------------------
   Outstanding, March 31, 1998                                 1,082,765
   Issued in conjunction with private placement                   94,692      $6.00 - $7.20     06/08 - 12/08
   Exercised                                                      25,000              $6.00
                                                            ----------------------------------------------------
   Outstanding, March 31, 1999 and June 30, 1999               1,152,457
                                                            =============

                                   18 of 27

                         Optical Security Group, Inc.
            Notes to Consolidated Financial Statements (continued)


7.   Stock-Based Compensation

The Company has elected to follow Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" (APB 25) and related Interpretations in accounting for its employee stock options because, as discussed below, the alternative fair value accounting provided for under FASB Statement No. 123, "Accounting for Stock-Based Compensation," requires use of option valuation models that were not developed for use in valuing employee stock options. Under APB 25, because the exercise price of the Company's employee stock options equals the market price of the underlying stock on the date of grant, no compensation expense is recognized.

The Company's ISOP and NSOP has authorized the grant of options to management personnel and directors for up to 4,000,000 shares of the Company's common stock. All options granted have 1-4 year terms and vest and become fully exercisable at the end of 1-4 years of continued employment.

Pro forma information regarding net income and earnings per share is required by Statement No. 123 which also requires that the information be determined as if the Company has accounted for its employee stock options granted subsequent to March 31, 1995 under the fair value method of that Statement. The fair value for these options was estimated at the date of grant using a Black-Scholes option pricing model with the following weighted-average assumptions for 1999 and 1998, respectively: risk-free interest rates of 5.52% to 6.49%; a dividend yield of 0%; volatility factors of the expected market price of the Company's common stock of .436 and .431 for 1999 and 1998 respectively; and a weighted-average life of the option of 2.3 years.

The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. Because the Company's employee stock options have characteristics significantly different from those of traded options being neither transferable nor unrestricted, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options.

                                   19 of 27

                         Optical Security Group, Inc.
            Notes to Consolidated Financial Statements (continued)



7.   Stock-Based Compensation (continued)

For purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the options' vesting period. The effects of applying Statement No. 123 in the year of adoption are not likely to be representative of the effects on pro forma net income for future years. The Company's pro forma information follows:

                                                       Three Months Ended
                                                             June 30
                                                  ----------------------------
                                                       1999           1998
                                                  ----------------------------
Pro forma net income                                $  40,376      $ 146,563
Pro forma net income applicable to
  common stock                                          4,516        110,703
Pro forma income per share:
  Basic                                             $    0.00      $    0.02
  Diluted                                           $    0.00      $    0.02

Exercise prices for options outstanding as of June 30, 1999 ranged from $2.85 to $7.63. The weighted-average remaining contractual life of those options is 2.3 years. At June 30, 1999, there were 465,534 options outstanding, exercisable at a range of $2.85 to $4.45 per share, 503,500 options exercisable between $5.00 to $5.75 per share and 1,025,253 options exercisable between $6.00 to $7.63 per share.

8.   Segments of Business

The following table sets forth financial information for the Company's foreign and domestic operations for the quarter ended June 30, 1999. The revenues are to external customers and are reported by geographic destination.

                                   North        Western        All
                                 America         Europe       Other        Total
                              ------------------------------------------------------
          Revenues              $2,438,908    $  853,030    $366,959    $3,658,897
                              ======================================================

          Long-lived assets     $7,330,958    $1,672,293    $      -    $9,003,251
                              ======================================================

                                   20 of 27

                         Optical Security Group, Inc.
            Notes to Consolidated Financial Statements (continued)


Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations

Results of Operations

Quarter Ended June 30, 1999
---------------------------

The Consolidated Statements of Operations of the Company for the quarters ended June 30, 1999 and 1998, reflect the revenues and expenses of its security business. The lenticular business is reported as discontinued operations, following the announcement in March 1998 of the Company's intent to sell, and its subsequent sale completed in March 1999.

Revenues increased 18.7% to $3,658,897, an increase of $575,307. OpSec Advantage, acquired May 1, 1998 accounted for $474,216 of the increased revenues for the current quarter. Sales with two major and continuing customers are continuing at a lower rate than in the first quarter of the prior fiscal year, but these lesser sales rates have been augmented by sales growth, primarily in the European market.

Gross margins improved slightly to 43.74% from 43.1%. Management has initiated some programs intended to maintain or improve margins. Business volume improvements will also favorably impact margins.

Operating expenses including depreciation and amortization increased $464,369 to $1,511,407. OpSec Advantage, reporting for a full three months, accounted for $140,364 of the increase, with the original core business growing $324,005 over the first quarter of the prior year. Compensation and related costs increased $272,787, or 58.7% of the total increase. Staffing increases, which occurred after the first quarter of the prior year included additions to the security sales and customer support teams, a new office in Germany, the mid-year addition of a senior vice president of manufacturing, and a manufacturing controller. Wages increases, board fees, and the addition of a 401(k) plan comprised the balance of the increase. In addition, certain employment costs shared with the now-disposed lenticular products division are being fully absorbed by the core business. A cost removal program, initiated during the quarter, will affect future periods.

Depreciation and amortization increased $81,367. Full quarter amortization of goodwill on the Advantage purchase added $15,834, amortization of financing costs increased $11,500, with the balance resulting from increases in capital expenditures for production equipment.

                                   21 of 27

                         Optical Security Group, Inc.
            Notes to Consolidated Financial Statements (continued)


Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations (continued)

Results of Operations (continued)

Quarter Ended June 30, 1999 (continued)
---------------------------------------

Other operating expenses increased $110,215, including an increase in Advantage's operating expenses of $76,512. The new German office contributed $49,627 to the increase. The company also recognized a bad debt recovery in the amount of $18,486 during the quarter. Among categories of expenses, marketing increased the most at $61,000, followed by travel at $25,000 and professional fees at $21,000.

The Company had net interest expense of $88,641, an increase of $60,145. The Company issued 8% Senior Debentures starting in May, 1998, which contributed $47,000 to the increase. The capital expenditure line of credit added $7,600 over the prior year. The remaining interest was recognized on the revolving credit facility and capital leases. Dividends on Series B Shares amounted to $35,860, and remain unchanged from the first quarter of the prior year. No income tax liability is anticipated in either the Company's domestic or international operations for the near term due to the carry forward effect of recent net operating losses.

Other income includes the accrual of royalty income from the purchaser of the lenticular products division of $62,500 and partial recovery of $76,500 of trade receivables previously reserved in the lenticular products division.

Quarter Ended June 30, 1998
---------------------------

Revenues increased 44.8% to $3,083,590, and include two months of operations for OpSec Advantage, acquired effective May 1, 1998, which contributed $702,996 of sales to total sales for the quarter. OpSec Advantage provides security coatings for application to labels and over-laminates used to protect documents such as drivers' licenses and passports from counterfeiting, alteration, and/or tampering. Sales of authenticating label and garment tags to licensees of the National Hockey league commenced in the quarter, as the Company's licensed product business continues to expand.

Gross margins increased slightly from 42% to 43.1%. Margins will vary with the mix of business. Increased business with large base customers with lower margins than on standard product lines have been offset with improved supplier purchasing agreements.

                                   22 of 27

                         Optical Security Group, Inc.
            Notes to Consolidated Financial Statements (continued)


Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations (continued)

Results of Operations (continued)

Quarter Ended June 30, 1998 (continued)
---------------------------------------

Operating expenses increased $431,456 to $1,047,038, with OpSec Advantage comprising $221,438 of the increase. Excluding OpSec Advantage, salaries and related costs increased $158,055 to reflect staff additions to the Company's security sales and customer support teams, as well as wage increases. Depreciation and amortization increased $57,957, including $31,756 in OpSec Advantage (mostly goodwill), and additional depreciation associated with production equipment and the Parkton manufacturing facility. Other operating expenses increased $89,582, including $63,820 in OpSec Advantage, and $25,762 from all other locations.

Net interest expense increased $23,865. The Company issued $2,770,000 in 8% convertible debentures near the end of the quarter for funding the purchase of OpSec Advantage. In addition, net interest expense reflects the addition of debt financing for plant construction completed in the third quarter of the prior year. Dividends on Series B shares of $35,860 remained unchanged compared to the same quarter of the prior year. No income tax liability is anticipated in either of the Company's domestic or international operations.

Revenues for the quarter ended June 30, 1998 in the lenticular business decreased to $1,275,997 from revenues of $3,291,799 for the quarter ended June 30, 1997. Operating expenses decreased $54,323 to $704,991. A loss reserve for the current year was established at March 31, 1998. The current quarter loss of $558,491 was offset against that reserve.

Liquidity and Capital Resources

Quarter Ended June 30, 1999
---------------------------

The Company's working capital position at June 30, 1999, was $2,836,764, and its current ratio was 2.295-to-1. Included in the working capital surplus was a cash position of $977,226.

The Company's long-term debt includes $1,070,151 in bond financing, $3,270,000 in 8% Senior Debentures, a revolving credit facility (no balance outstanding at quarter end), and a capital expenditure line of credit of $265,500. During the quarter, the Company reduced outstanding debt and capital leases by $879,150, including a reduction in the revolving credit facility of $831,000. The balance of the reduction resulted from normally scheduled principal payments.

                                   23 of 27

                         Optical Security Group, Inc.
            Notes to Consolidated Financial Statements (continued)


Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations (continued)

Liquidity and Capital Resources (continued)

Quarter Ended June 30, 1999 (continued)
---------------------------------------

The Company reported operating income of $88,820 and net income of $133,376. Excluding non-cash expenses of $186,545 and net interest expense of $88,641, earnings before interest, taxes, depreciation and amortization were $408,562.

Quarter Ended June 30, 1998
---------------------------

In June 1998, the Company completed the sale $4,030,000 of securities in a private placement. Of that amount, $2,770,000 was from the sale of 8% senior convertible subordinated debentures, and $1,260,000 was from the sale of 210,000 shares of common stock, before anticipated costs of $421,367. The Company used approximately $2.5 million to complete the purchase of OpSec Advantage during the quarter, with remaining proceeds used to reduce outstanding bank lines of credit.

The Company's working capital position at June 30, 1998, was $3,851,590, and its current ratio was 2.836-to-1. Included in the working capital surplus was a cash position of $1,059,934. Included in current liabilities was a reserve of $341,509 for anticipated losses in the current fiscal year in the lenticular business. The Company's long-term debt consisted of $1,059,934 in bond financing and $2,770,000 in the newly issued convertible debentures.

The Company reported operating income of $282,088 and net income of $251,470 from its security business. Excluding non-cash expenses of $105,178 and net interest expense of $28,496, earnings before interest, taxes, depreciation and amortization were $385,144.

Computerized Operations and the Year 2000

Until recently most computer programs were written to store only two digits of date-related information in order to more efficiently handle and store data. Thus the programs were unable to properly distinguish between the year 1900 and the year 2000. This is referred to as the "Year 2000 Issue" ("Y2K"). Since 1997, the Company has been reviewing all internal, external and third party informational technology ("IT") systems related to its business. The Company is completing an internal IT evaluation and expects satisfactory results and is currently reviewing external and third

                                   24 of 27

                          Optical Security Group, Inc.
             Notes to Consolidated Financial Statements (continued)


Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations (continued)

Liquidity and Capital Resources (continued)

Quarter Ended June 30, 1999 (continued)
---------------------------------------

Computerized Operations and the Year 2000 (continued)

party IT systems for Y2K compliance. External and third party evaluations include requiring compliance certificates from vendors, suppliers and significant businesses related to the Company. The Company estimates it will complete external and third party evaluations by the second quarter of 1999. To date, all evaluations have uncovered minimum exposure to Y2K problems. The Company currently estimates the internal Y2K cost at approximately $60,000, which would include replacing hardware systems and upgrading software. Estimates of external or third party Y2K expenses available at this time are immaterial, however, the Company continues to review compliance. Management does not believe the Company will have to modify or replace any significant portions of its computer applications in order for the computer systems to function properly with respect to the dates in the year 2000 and thereafter. However, a "worst case" scenario may include the temporary interruption of research, development and business due to the necessity of upgrading or replacing systems which are not Y2K compliant. An interruption may lead to missed deadlines or delays in research, development and FDA filings. The Company's contingency plan includes the following:

 .  Regular back-up of all scientific and business related electronic data;
 .  Archival of critical business paperwork;
 .  Scheduling manufacturing campaigns not to extend or overlap the year 2000 time change; and,
 . Upgrading security systems to be Y2K compliant (included in above dollar amount).

Currently, the Company has determined that there is no significant exposure to the Y2K issue, however, the Company will continue to evaluate all IT systems for Y2K compliance throughout 1999.

                                   25 of 27

                                    PART II


ITEM 6.  EXHIBITS AND REPORTS ON FORM 8-K

(a)  List of Exhibits required by Item 601 of Regulation S-B:

     Exhibit        Exhibit                       Page
     Number         Name                          Reference
     ------------------------------------------------------
     27             Financial Data Schedule        -

(b)  Reports on Form 8-K:

     None

                                   26 of 27

                                  SIGNATURES
                                  ----------


In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                         OPTICAL SECURITY GROUP, INC.
                                 (Registrant)


Date: August 18, 1999                   By:    /s/ Richard H. Bard
                                          ----------------------------
                                          Richard H. Bard,
                                          Chief Executive Officer and
                                          Director


Date: August 18, 1999                   By:    /s/ Gerald A. Melfi
                                          ----------------------------
                                          Gerald A. Melfi, Principal
                                          Financial Officer

                                   27 of 27

[ARTICLE] 5

[PERIOD-TYPE]                   3-MOS                   3-MOS
[FISCAL-YEAR-END]                          MAR-31-2000             MAR-31-1999
[PERIOD-START]                             APR-01-1999             APR-01-1998
[PERIOD-END]                               JUN-30-1999             JUN-30-1998
[CASH]                                         977,226               1,059,934
[SECURITIES]                                         0                       0
[RECEIVABLES]                                2,559,701               2,617,973
[ALLOWANCES]                                   104,194                  21,353
[INVENTORY]                                  1,369,561               1,510,695
[CURRENT-ASSETS]                             5,027,600               5,949,000
[PP&E]                                       4,420,499               3,280,100
[DEPRECIATION]                                 902,116                 465,711
[TOTAL-ASSETS]                              14,030,849              18,500,476
[CURRENT-LIABILITIES]                        2,190,836               2,097,410
[BONDS]                                              0                       0
[PREFERRED-MANDATORY]                                0                       0
[PREFERRED]                                         18                      18
[COMMON]                                        30,603                  29,845
[OTHER-SE]                                   7,335,257              12,531,623
[TOTAL-LIABILITY-AND-EQUITY]                14,030,849              18,500,476
[SALES]                                      3,658,897               3,083,590
[TOTAL-REVENUES]                             3,658,897               3,083,590
[CGS]                                        2,058,670               1,754,464
[TOTAL-COSTS]                                1,511,407               1,047,038
[OTHER-EXPENSES]                             (139,547)                 (4,900)
[LOSS-PROVISION]                                     0                       0
[INTEREST-EXPENSE]                              94,991                  35,518
[INCOME-PRETAX]                                133,376                 251,470
[INCOME-TAX]                                         0                       0
[INCOME-CONTINUING]                            133,376                 251,470
[DISCONTINUED]                                       0                       0
[EXTRAORDINARY]                                      0                       0
[CHANGES]                                            0                       0
[NET-INCOME]                                   133,376                 251,470
[EPS-BASIC]                                        .02                       0
[EPS-DILUTED]                                      .02                       0